PART B

PRINCIPAL LIFE INSURANCE COMPANY SEPARATE ACCOUNT B

PRINCIPAL FREEDOMSM VARIABLE ANNUITY CONTRACT

Statement of Additional Information

dated May 1, 2011

The Statement of Additional Information provides information about the Principal Freedom Variable Annuity sponsored by Principal Life Insurance Company.

This Statement of Additional Information is not a prospectus but does provide information that supplements the
Contract’s Prospectus dated May 1, 2011. It should be read with that Prospectus which is available without charge.
To request a copy of the Prospectus, please contact us at:

Principal FreedomSM Variable Annuity Principal Financial Group P.O. Box 9382 Des Moines, Iowa 50306-9382 Telephone: 1-800-852-4450

TABLE OF CONTENTS

Page
GENERAL INFORMATION AND HISTORY	3
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	3
PRINCIPAL UNDERWRITER	3
CALCULATION OF PERFORMANCE DATA	3
TAXATION UNDER CERTAIN RETIREMENT PLANS	5
Principal Life Insurance Company Separate Account B
Report of Independent Registered Public Accounting Firm	9
Financial Statements	10
Principal Life Insurance Company
Report of Independent Registered Public Accounting Firm	150
Financial Statements	151

GENERAL INFORMATION AND HISTORY

Principal Life Insurance Company (the “Company”) is the issuer of the Principal Freedom Variable Annuity (the
“Contract”) and serves as custodian of its assets. The Company is a stock life insurance company with authority to transact life and annuity business in all states of the United States and the District of Columbia. The Company’s
home office is located at: Principal Financial Group, Des Moines, Iowa 50392. The Company is a wholly owned subsidiary of Principal Financial Services, Inc., which in turn, is a wholly owned direct subsidiary of Principal
Financial Group, Inc., a publicly-traded company.

On June 24,1879, the Company was incorporated under Iowa law as a mutual assessment life insurance company named Bankers Life Association. The Company became a legal reserve life insurance company and changed its name to Bankers Life Company in 1911. In 1986, the Company changed its name to Principal Mutual Life Insurance
Company. In 1998, the Company became Principal Life Insurance Company, a subsidiary stock life insurance company of Principal Mutual Holding Company, as part of a reorganization into a mutual insurance holding company structure. In 2001, Principal Mutual Holding Company converted to a stock company through a process called demutualization, resulting in the current organizational structure.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, 801 Grand Avenue, Suite 3000, Des Moines, Iowa 50309, serves as the independent registered public accounting firm for Principal Life Insurance Company Separate Account B and the Principal Life Insurance
Company.

PRINCIPAL UNDERWRITER

The principal underwriter of the Contract is Princor Financial Services Corporation (“Princor”) which is a wholly owned subsidiary of Principal Financial Services, Inc. and an affiliate of the Company. The address of Princor is the
Principal Financial Group, 650 8th Street, Des Moines, Iowa 50392-0200. Princor was incorporated in Iowa in 1968 and is a securities broker-dealer registered with the Securities Exchange Commission as well as a member of the
FINRA. The Contracts may also be sold through other broker-dealers authorized by Princor and applicable law to do
so. Registered representatives of such broker-dealers may be paid on a different basis than described below.

The Contract’s offering to the public is non-continuous. As the principal underwriter, Princor is paid for the distribution of the Contract. For the last three fiscal years Princor has received and retained the following commissions:

2010	2009	2008
received/retained	received/retained	received/retained
$1,347/$0	$1,557/$0	$2,436/$0

CALCULATION OF PERFORMANCE DATA

The Separate Account may publish advertisements containing information (including graphs, charts, tables and examples) about the performance of one or more of its divisions.

The Contract was not offered prior to April 30, 1999. Certain of the underlying funds were offered prior to the date the
Contract was available. The Separate Account may publish advertisements containing information about the hypothetical performance of one or more of its divisions for this Contract as if the Contract had been issued on or after the date the mutual fund in which such division invests was first offered. The hypothetical performance from the date of the inception of the underlying mutual fund is derived by reducing the actual performance of the underlying mutual fund by the fees and charges of the Contract as if it had been in existence.

The yield and total return figures described below vary depending upon market conditions, the composition of the underlying mutual fund’s portfolios and operating expenses. These factors and possible differences in the methods used in calculating yield and total return should be considered when comparing the Separate Account performance figures to performance figures published for other investment vehicles. The Separate Account may also quote rankings, yields or returns published by independent statistical services or publishers and information regarding performance of certain market indices. Any performance data quoted for the Separate Account represents historical performance and is not intended to indicate future performance.

From time to time the Account advertises its Money Market division’s “ yield” and “ effective yield” for the Contract. Both yield figures are based on historical earnings and are not intended to indicate future performance. The “ yield” of the division refers to the income generated by an investment under the contract in the division over a seven-day period
(the period will be stated in the advertisement). This income is then “ annualized.” That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The “ effective yield” is calculated similarly but, when annualized, the income earned by an investment in the division is assumed to be reinvested. The “ effective yield” is slightly higher than the “ yield” because of the compounding effect of this assumed reinvestment. Neither yield quotation reflects a sales load deducted from purchase payments which, if included, would reduce the “ yield” and “ effective yield. For the period ended December 31, 2010, the 7-day annualized and effective yields were -0.85% and -0.85%, respectively.

In addition, the Separate Account advertises the “ yield” for certain other divisions for the Contract. The “ yield” of a division is determined by annualizing the net investment income per unit for a specific, historical 30-day period and dividing the result by the ending maximum offering price of the unit for the same period. This yield quotation does not reflect a contingent deferred sales charge which, if included, would reduce the “ yield.” No contingent deferred sales charge is assessed on investments in the Separate Account divisions of the Contract.

The Separate Account also advertises the average annual total return of its various divisions. The average annual total return for any of the divisions is computed by calculating the average annual compounded rate of return over the stated period that would equate an initial $1,000 investment to the ending redeemable contract value.

Following are the hypothetical average annual total returns for the period ended December 31, 2010 assuming the
Contract had been offered as of the effective dates of the underlying mutual funds in which the divisions invest:

	Effective
Division	Date	One Year	Five Years	Ten Years
American Century VP Income & Growth	October 31, 1997	13.18%	-0.23%	0.69%
Bond & Mortgage Securities	December 18, 1987	10.71%	3.03%	3.99%
Diversified International	May 2, 1994	12.74%	2.33%	3.08%
Government & High Quality Bond	April 9, 1987	4.95%	4.46%	4.05%
LargeCap Growth I	June 1, 1994	18.59%	3.33%	0.08%
LargeCap S&P 500 Index	May 3, 1999	13.70%	1.19%	0.26%
LargeCap Value	May 13, 1970	13.12%	-0.24%	1.25%
MidCap Blend	December 18, 1987	23.05%	5.62%	6.57%
Money Market	May 1, 1998	-0.85%	1.58%	1.32%
Short-Term Income	May 3, 1999	3.32%	3.34%	3.39%
SmallCap Blend	March 18, 1983	23.21%	1.07%	2.83%
SmallCap Growth II	May 6, 1993	25.86%	1.53%	-4.10%
Templeton Growth Securities	August 24, 1988	6.49%	-0.60%	2.24%

TAXATION UNDER CERTAIN RETIREMENT PLANS

Individual Retirement Annuities
Contributions. Individuals may make contributions for individual retirement annuity (IRA) contracts. Individuals may make deductible contributions (for any year) up to the lesser of the amount shown in the chart or 100% of compensation.

Individuals age 50 or over are also permitted to make additional “ catch-up” contributions. The additional contribution is $1,000 in 2010 and 2011.

Such individuals may establish a traditional IRA for a non-working spouse. The annual contribution for both spouses’
contracts cannot exceed the lesser of the amount shown in the chart or 100% of the working spouse’s compensation.
No more than the individual IRA limit may be contributed to either spouse’s IRA for any year.

	IRA- Maximum Annual Contribution
Year	Individual IRA	Individual IRA + Spousal IRA
2010	$5,000	$10,000
2011	$5,000	$10,000

Starting in 2012, limits are indexed to inflation.

Contributions may be tax deductible. If an individual and his/her spouse do not participate in a qualified retirement plan, the contributions to an IRA are fully tax deductible regardless of income. If an individual is an active participant in a qualified retirement plan, his/her ability to deduct the contributions depends upon his/her income level.

For individuals who are not active participants but whose spouses are, deductibility of traditional IRA contributions is phased out if the couple files a joint return and the Adjusted Gross Income is between $169,000 and $179,000 in
2010.

Deductibility of Traditional IRA Contributions for Active Participants
Married Individuals (Filing Jointly)			Single Individual
	Limited	No		Limited	No
Year	Deduction	Deduction	Year	Deduction	Deduction
2010	$89,000	$109,000	2010	$56,000	$66,000
2011	$90,000	$110,000	2011	$56,000	$66,000

An individual may make non-deductible IRA contributions to the extent of the excess of:

1)	The lesser of maximum annual contribution or 100% of compensation, over

2)	The IRA deductible contributions made with respect to the individual.

An individual may not make any contribution to his/her own IRA for the year in which he/she reaches age 70 1/2 or for any year thereafter.

Taxation of Distributions. Distributions from IRA Contracts are taxed as ordinary income to the recipient, although special rules exist for the tax-free return of non-deductible contributions. In addition, taxable distributions received under an IRA Contract prior to age 59 1/2 are subject to a 10% penalty tax in addition to regular income tax. Certain distributions are exempted from this penalty tax, including distributions following the owner’s death or disability if the distribution is paid as part of a series of substantially equal periodic payments made for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner’s designated Beneficiary;
distributions to pay medical expenses; distributions for certain unemployment expenses; distributions for first home purchases (up to $10,000) and distributions for higher education expenses and distributions for certain natural disaster victims.

Required Distributions. Generally, distributions from IRA Contracts must commence not later than April 1 of the calendar year following the calendar year in which the owner attains age 70 1/2, and such distributions must be made over a period that does not exceed the uniform life distribution period established by the IRS. A penalty tax of
50% may be imposed on any amount by which the minimum required distribution in any year exceeded the amount actually distributed in that year. In addition, in the event that the owner dies before his or her entire interest in the
Contract has been distributed, the owner’s entire interest must be distributed in accordance with rules similar to those applicable upon the death of the Contract Owner in the case of a non-qualified Contract, as described in the
Prospectus.

Tax-Free Rollovers. The Internal Revenue Code (the “ Code” ) permits the funds to be transferred in a tax-free rollover from a qualified retirement plan, tax-deferred annuity plan, or governmental 457(b) plan to an IRA Contract if certain conditions are met, and if the rollover of assets is completed within 60 days after the distribution from the qualified plan is received. A direct rollover of funds may avoid a 20% federal tax withholding generally applicable to qualified plans, tax-deferred annuity plan, or governmental 457(b) plan distributions. In addition, not more frequently than once every twelve months, amounts may be rolled over tax-free from one IRA to another, subject to the 60-day limitation and other requirements. The once-per-year limitation on rollovers does not apply to direct transfers of funds between
IRA custodians or trustees.

Simplified Employee Pension Plans and Salary Reduction Simplified Employee Pension Plans
Contributions. Under Section 408(k) of the Code, employers may establish a type of IRA plan referred to as a simplified employee pension plan (SEP). Employer contributions to a SEP cannot exceed the lesser of 100% of compensation or $49,000 for 2011.

Employees of certain small employers may have contributions made to the salary reduction simplified employee pension plan (SAR/SEP) on their behalf on a salary reduction basis. The amount that an employee chooses to defer and contribute to the SAR/SEP is referred to as an elective deferral.

These elective deferrals are subject to the same cap as elective deferrals to IRC Section 401(k) plans; refer to the table below. In addition to the elective deferrals, SAR/SEP may permit additional elective deferrals by individuals age 50 or over, referred to as “ catch-up contributions.”

No new SAR/SEPs are permitted after 1996 for any employer, but those in effect prior to 1997 may continue to operate, receive contributions, and add new employees.

Employees of tax-exempt organizations and state and local government agencies are not eligible for SAR/SEPs.

	Salary Reduction Simplified Employee Pension Plan (SAR-SEP)
		Catch-up
Year	Elective Deferral	Contribution
2010	$16,500	$5,500
2011	$16,500	$5,500

Taxation of Distributions. Generally, distribution payments from SEPs and SAR/SEPs are subject to the same distribution rules described above for IRAs.

Required Distributions. SEPs and SAR/SEPs are subject to the same minimum required distribution rules described above for IRAs.

Tax-Free Rollovers. Generally, rollovers and direct transfers may be made to and from SEPs and SAR/SEPs in the same manner as described above for IRAs, subject to the same conditions and limitations.

Savings Incentive Match Plans for Employees (Simple IRA)
Contributions. Under Section 408(p) of the Code, employers may establish a type of IRA plan known as a SIMPLE
IRA. Employees may have contributions made to the SIMPLE IRA on a salary reduction basis. The amount that an employee chooses to defer and contribute to the SIMPLE IRA is referred to as an elective deferral.

These elective deferrals cannot exceed the amounts shown in the chart. In addition to the elective deferrals, SIMPLE
IRA may permit additional elective deferrals by individuals age 50 or over, referred to as “catch-up contributions”.

Elective contribution amounts made under the salary reduction portions (i.e., those subject to the $11,500 limit in
2011) of a SIMPLE IRA plan are counted in the overall limit on elective deferrals by any individual. For example, an individual under age 50 who defers the maximum of $11,500 to a SIMPLE IRA of (i.e., $16,500 for 2011) one
employer and participates in a 401(k) plan of another employer would be limited to an elective deferral of $5,000 in
2011 ($16,500 – $11,500) to the 401(k) plan.

The employer generally must match either 100% of the employee’s elective deferral, up to 3% of the employee’s compensation or fixed nonelective contributions of 2% of compensation.

Savings Incentive Match Plan for Employees (SIMPLE IRA)
			401(k) Elective
Year	Elective Deferral	Catch-up Contribution	Deferral
2010	$11,500	$2,500	$16,500
2011	$11,500	$2,500	$16,500

Taxation of Distributions. Generally, distribution payments from SIMPLE IRAs are subject to the same distribution rules described above for IRAs, except that distributions made within two years of the date of an employee’s first participation in a SIMPLE IRA of an employer are subject to a 25% penalty tax instead of the 10% penalty tax discussed previously.

Required Distributions. SIMPLE IRAs are subject to the same minimum required distribution rules described above for IRAs.

Tax-Free Rollovers. Direct transfers may be made among SIMPLE IRAs in the same manner as described above for
IRAs, subject to the same conditions and limitations. Rollovers from SIMPLE IRAs are permitted after two years have elapsed from the date of an employee’s first participation in a SIMPLE IRA of the employer. Rollovers to SIMPLE
IRAs from other plans are not permitted.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Participants
Principal Life Insurance Company

We have audited the accompanying statements of assets and liabilities of each of the divisions of Principal Life Insurance Company Separate Account B (“Separate Account”)
comprised of the divisions described in Note 1, as of December 31, 2010, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, or for those divisions operating for portions of such periods as disclosed in the financial statements. These financial statements are the responsibility of the management of the Separate Account. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the
Separate Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010 by correspondence with the fund companies or their transfer agents, as applicable. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective divisions of Principal Life
Insurance Company Separate Account B at December 31, 2010, and the results of their operations and the changes in their net assets for the periods described above, in conformity with U.S. generally accepted accounting principles.

/s/Ernst & Young LLP
Des Moines, Iowa
April 26, 2011

Principal Life Insurance Company

Separate Account B

Statements of Assets and Liabilities

December 31, 2010

		American
	AllianceBernstein	Century VP
	Small Cap	Income &
	Growth	Growth
	Class A	Class I
	Division	Division
Assets
Investments in shares of mutual funds, at market	$ 3,666,223	$ 16,652,967
Liabilities	–	–
Net assets	$ 3,666,223	$ 16,652,967

Net assets
Applicable to accumulation units:
Bankers Flexible Annuity	$ –	$ –
Pension Builder Plus	–	–
Pension Builder Plus – Rollover IRA	–	–
Personal Variable	–	–
Premier Variable	–	–
Principal Freedom Variable Annuity	–	3,093,498
Principal Freedom Variable Annuity 2	–	50,086
The Principal Variable Annuity	–	10,194,331
The Principal Variable Annuity with Purchase Payment Credit Rider	–	3,315,052
Principal Investment Plus Variable Annuity	2,658,489	–
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	1,007,734	–
Applicable to contracts in annuitization period:
Bankers Flexible Annuity	–	–
Pension Builder Plus – Rollover IRA	–	–
Total net assets	$ 3,666,223	$ 16,652,967

Investments in shares of mutual funds, at cost	$ 2,939,832	$ 17,125,671
Shares of mutual fund owned	224,097	2,752,556
Accumulation units outstanding:
Bankers Flexible Annuity	–	–
Pension Builder Plus	–	–
Pension Builder Plus – Rollover IRA	–	–
Personal Variable	–	–
Premier Variable	–	–
Principal Freedom Variable Annuity	–	293,401
Principal Freedom Variable Annuity 2	–	5,247
The Principal Variable Annuity	–	1,000,308
The Principal Variable Annuity With Purchase Payment Credit Rider	–	344,633
Principal Investment Plus Variable Annuity	168,228	–
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	66,253	–
Accumulation unit value:
Bankers Flexible Annuity	$ –	$ –
Pension Builder Plus	–	–
Pension Builder Plus – Rollover IRA	–	–
Personal Variable	–	–
Premier Variable	–	–
Principal Freedom Variable Annuity	–	10.54
Principal Freedom Variable Annuity 2	–	9.55
The Principal Variable Annuity	–	10.19
The Principal Variable Annuity With Purchase Payment Credit Rider	–	9.62
Principal Investment Plus Variable Annuity	15.80	–
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	15.21	–
Annuitized units outstanding:
Bankers Flexible Annuity	–	–
Pension Builder Plus – Rollover IRA	–	–
Annuitized unit value:
Bankers Flexible Annuity	$ –	$ –
Pension Builder Plus – Rollover IRA	–	–

See accompanying notes.

American	American
Century VP	Century VP
Inflation	Mid Cap	American	American	American	American
Protection	Value	Century VP	Century VP	Century VP	Century VP
Class II	Class II	Ultra® Class I	Ultra® Class II	Value Class II	VistaSM Class I
Division	Division	Division	Division	Division	Division

$ 86,143,856	$ 662,767	$ 4,935,390	$ 58,641,195	$ 25,179,723	$ 3,007,448
–	–	–	–	–	–
$ 86,143,856	$ 662,767	$ 4,935,390	$ 58,641,195	$ 25,179,723	$ 3,007,448

$ –	$ –	$ –	$ –	$ –	$ –
–	–	–	–	–	–
–	–	–	–	–	–
–	–	–	–	–	–
–	–	–	–	–	–
–	–	–	–	–	–
–	–	–	–	–	–
–	339,910	3,771,991	–	17,898,816	–
–	43,499	1,163,399	–	7,280,907	–
66,996,343	195,367	–	44,291,887	–	2,024,847
19,147,513	83,991	–	14,349,308	–	982,601

–	–	–	–	–	–
–	–	–	–	–	–
$ 86,143,856	$ 662,767	$ 4,935,390	$ 58,641,195	$ 25,179,723	$ 3,007,448

$ 80,946,151	$ 627,692	$ 4,560,480	$ 56,479,783	$ 30,301,526	$ 3,042,062
7,767,706	46,872	526,161	6,319,094	4,296,881	184,054

–	–	–	–	–	–
–	–	–	–	–	–
–	–	–	–	–	–
–	–	–	–	–	–
–	–	–	–	–	–
–	–	–	–	–	–
–	–	–	–	–	–
–	29,358	396,599	–	1,373,048	–
–	3,771	129,599	–	588,216	–
5,502,868	16,874	–	3,932,528	–	145,379
1,633,945	7,281	–	1,323,645	–	73,296

$ –	$ –	$ –	$ –	$ –	$ –
–	–	–	–	–	–
–	–	–	–	–	–
–	–	–	–	–	–
–	–	–	–	–	–
–	–	–	–	–	–
–	–	–	–	–	–
–	11.58	9.51	–	13.04	–
–	11.54	8.98	–	12.38	–
12.17	11.58	–	11.26	–	13.93
11.72	11.54	–	10.84	–	13.41

–	–	–	–	–	–
–	–	–	–	–	–

$ –	$ –	$ –	$ –	$ –	$ –
–	–	–	–	–	–

Principal Life Insurance Company
Separate Account B
Statements of Assets and Liabilities (continued)
December 31, 2010

	Asset
	Allocation	Balanced
	Division	Division
Assets
Investments in shares of mutual funds, at market	$ 49,340,010	$ 42,696,436
Liabilities	–	–
Net assets	$ 49,340,010	$ 42,696,436

Net assets
Applicable to accumulation units:
Bankers Flexible Annuity	$ –	$ –
Pension Builder Plus	–	–
Pension Builder Plus – Rollover IRA	–	–
Personal Variable	–	472,734
Premier Variable	168,323	2,328,604
Principal Freedom Variable Annuity	–	–
Principal Freedom Variable Annuity 2	–	–
The Principal Variable Annuity	32,927,346	34,867,323
The Principal Variable Annuity With Purchase Payment Credit Rider	3,182,683	5,027,775
Principal Investment Plus Variable Annuity	9,519,192	–
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	3,542,466	–
Applicable to contracts in annuitization period:
Bankers Flexible Annuity	–	–
Pension Builder Plus – Rollover IRA	–	–
Total net assets	$ 49,340,010	$ 42,696,436

Investments in shares of mutual funds, at cost	$ 48,198,839	$ 44,278,900
Shares of mutual fund owned	4,004,871	3,134,834
Accumulation units outstanding:
Bankers Flexible Annuity	–	–
Pension Builder Plus	–	–
Pension Builder Plus – Rollover IRA	–	–
Personal Variable	–	223,276
Premier Variable	117,627	1,061,158
Principal Freedom Variable Annuity	–	–
Principal Freedom Variable Annuity 2	–	–
The Principal Variable Annuity	1,316,949	1,777,769
The Principal Variable Annuity With Purchase Payment Credit Rider	135,252	272,377
Principal Investment Plus Variable Annuity	380,713	–
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	150,536	–
Accumulation unit value:
Bankers Flexible Annuity	$ –	$ –
Pension Builder Plus	–	–
Pension Builder Plus – Rollover IRA	–	–
Personal Variable	–	2.12
Premier Variable	1.43	2.19
Principal Freedom Variable Annuity	–	–
Principal Freedom Variable Annuity 2	–	–
The Principal Variable Annuity	25.00	19.61
The Principal Variable Annuity With Purchase Payment Credit Rider	23.53	18.46
Principal Investment Plus Variable Annuity	25.00	–
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	23.53	–
Annuitized units outstanding:
Bankers Flexible Annuity	–	–
Pension Builder Plus – Rollover IRA	–	–
Annuitized unit value:
Bankers Flexible Annuity	$ –	$ –
Pension Builder Plus – Rollover IRA	–	–

See accompanying notes.

Bond &				Dreyfus IP
Mortgage	Diversified	Diversified	Diversified	Technology Growth	Equity
Securities	Balanced	Growth	International	Service Shares	Income
Division	Division	Division	Division	Division	Division

$ 253,668,870	$ 169,722,542	$ 323,912,050	$ 237,655,716	$ 3,834,413	$ 173,784,186
–	–	–	–	–	–
$ 253,668,870	$ 169,722,542	$ 323,912,050	$ 237,655,716	$ 3,834,413	$ 173,784,186

$ –	$ –	$ –	$ –	$ –	$ –
–	–	–	–	–	–
–	–	–	–	–	–
283,393	–	–	576,006	–	–
2,833,574	–	–	4,305,024	–	41,418
7,377,089	–	–	3,786,963	–	–
459,035	–	–	840,399	–	–
99,606,445	–	–	137,370,675	–	25,459,183
25,222,501	–	–	28,337,544	–	4,415,467
91,612,583	158,820,806	302,736,098	47,926,051	3,206,018	113,073,522
26,274,250	10,901,736	21,175,952	14,513,054	628,395	30,794,596

–	–	–	–	–	–
–	–	–	–	–	–
$ 253,668,870	$ 169,722,542	$ 323,912,050	$ 237,655,716	$ 3,834,413	$ 173,784,186

$ 268,504,409	$ 159,423,975	$ 300,461,242	$ 244,553,090	$ 3,047,054	$ 199,152,402
23,908,470	15,401,320	28,998,393	18,951,812	302,399	11,742,174

–	–	–	–	–	–
–	–	–	–	–	–
–	–	–	–	–	–
122,499	–	–	223,609	–	–
1,181,780	–	–	1,612,838	–	35,438
478,859	–	–	263,263	–	–
39,773	–	–	79,290	–	–
4,781,492	–	–	5,832,620	–	2,765,512
1,286,457	–	–	1,278,421	–	491,263
4,397,767	14,593,238	27,443,300	2,034,897	202,169	12,282,553
1,340,104	1,007,730	1,931,160	654,744	41,169	3,426,169

$ –	$ –	$ –	$ –	$ –	$ –
–	–	–	–	–	–
–	–	–	–	–	–
2.31	–	–	2.58	–	–
2.40	–	–	2.67	–	1.17
15.41	–	–	14.38	–	–
11.54	–	–	10.60	–	–
20.83	–	–	23.55	–	9.21
19.61	–	–	22.17	–	8.99
20.83	10.88	11.03	23.55	15.86	9.21
19.61	10.82	10.97	22.17	15.26	8.99

–	–	–	–	–	–
–	–	–	–	–	–

$ –	$ –	$ –	$ –	$ –	$ –
–	–	–	–	–	–

Principal Life Insurance Company

Separate Account B

Statements of Assets and Liabilities (continued)

December 31, 2010

	Fidelity VIP	Fidelity VIP
	Equity-Income	Growth
	Service	Service
	Class 2	Class
	Division	Division
Assets
Investments in shares of mutual funds, at market	$ 44,412,681	$ 18,619,921
Liabilities	–	–
Net assets	$ 44,412,681	$ 18,619,921

Net assets
Applicable to accumulation units:
Bankers Flexible Annuity	$ –	$ –
Pension Builder Plus	–	–
Pension Builder Plus – Rollover IRA	–	–
Personal Variable	–	–
Premier Variable	–	–
Principal Freedom Variable Annuity	–	–
Principal Freedom Variable Annuity 2	–	–
The Principal Variable Annuity	25,199,208	16,057,152
The Principal Variable Annuity With Purchase Payment Credit Rider	10,957,285	2,562,769
Principal Investment Plus Variable Annuity	6,402,779	–
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	1,853,409	–
Applicable to contracts in annuitization period:
Bankers Flexible Annuity	–	–
Pension Builder Plus – Rollover IRA	–	–
Total net assets	$ 44,412,681	$ 18,619,921

Investments in shares of mutual funds, at cost	$ 51,333,942	$ 20,558,346
Shares of mutual fund owned	2,368,676	503,377
Accumulation units outstanding:
Bankers Flexible Annuity	–	–
Pension Builder Plus	–	–
Pension Builder Plus – Rollover IRA	–	–
Personal Variable	–	–
Premier Variable	–	–
Principal Freedom Variable Annuity	–	–
Principal Freedom Variable Annuity 2	–	–
The Principal Variable Annuity	2,196,851	1,810,353
The Principal Variable Annuity With Purchase Payment Credit Rider	1,006,028	307,010
Principal Investment Plus Variable Annuity	558,225	–
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	170,179	–
Accumulation unit value:
Bankers Flexible Annuity	$ –	$ –
Pension Builder Plus	–	–
Pension Builder Plus – Rollover IRA	–	–
Personal Variable	–	–
Premier Variable	–	–
Principal Freedom Variable Annuity	–	–
Principal Freedom Variable Annuity 2	–	–
The Principal Variable Annuity	11.47	8.87
The Principal Variable Annuity With Purchase Payment Credit Rider	10.89	8.35
Principal Investment Plus Variable Annuity	11.47	–
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	10.89	–
Annuitized units outstanding:
Bankers Flexible Annuity	–	–
Pension Builder Plus – Rollover IRA	–	–
Annuitized unit value:
Bankers Flexible Annuity	$ –	$ –
Pension Builder Plus – Rollover IRA	–	–
See accompanying notes.

6 0707-0846563

Fidelity VIP	Fidelity VIP	Fidelity VIP	Fidelity VIP	Fidelity VIP	Franklin
Growth	Overseas	Contrafund	Contrafund	Mid Cap	Small Cap
Service	Service	Service	Service	Service	Value Securities
Class 2	Class 2	Class	Class 2	Class 2	Class 2
Division	Division	Division	Division	Division	Division

$ 7,987,849	$ 48,258,753	$ 63,340,887	$ 48,068,758	$ 12,783,816	$ 447,302
–	–	–	–	–	–
$ 7,987,849	$ 48,258,753	$ 63,340,887	$ 48,068,758	$ 12,783,816	$ 447,302

$ –	$ –	$ –	$ –	$ –	$ –
–	–	–	–	–	–
–	–	–	–	–	–
–	–	–	–	–	–
–	–	–	–	–	–
–	–	–	–	–	–
–	–	–	–	–	–
–	–	55,175,790	–	–	–
–	–	8,165,097	–	–	–
5,656,878	35,687,235	–	38,994,494	10,362,515	344,084
2,330,971	12,571,518	–	9,074,264	2,421,301	103,218

–	–	–	–	–	–
–	–	–	–	–	–
$ 7,987,849	$ 48,258,753	$ 63,340,887	$ 48,068,758	$ 12,783,816	$ 447,302

$ 7,535,822	$ 51,401,159	$ 67,240,998	$ 50,352,257	$ 11,276,893	$ 380,802
217,534	2,903,655	2,660,264	2,046,350	397,878	27,526

–	–	–	–	–	–
–	–	–	–	–	–
–	–	–	–	–	–
–	–	–	–	–	–
–	–	–	–	–	–
–	–	–	–	–	–
–	–	–	–	–	–
–	–	3,660,877	–	–	–
–	–	575,624	–	–	–
466,684	2,507,443	–	2,671,022	558,019	27,173
199,792	917,695	–	645,771	135,463	8,200

$ –	$ –	$ –	$ –	$ –	$ –
–	–	–	–	–	–
–	–	–	–	–	–
–	–	–	–	–	–
–	–	–	–	–	–
–	–	–	–	–	–
–	–	–	–	–	–
–	–	15.07	–	–	–
–	–	14.18	–	–	–
12.12	14.23	–	14.60	18.57	12.66
11.67	13.70	–	14.05	17.87	12.59

–	–	–	–	–	–
–	–	–	–	–	–

$ –	$ –	$ –	$ –	$ –	$ –
–	–	–	–	–	–

Principal Life Insurance Company

Separate Account B

Statements of Assets and Liabilities (continued)

December 31, 2010

Goldman Sachs
	Goldman Sachs	VIT Structured
	VIT Mid Cap	Small Cap
	Value	Equity Service
	Institutional	Institutional
	Class	Class
	Division	Division
Assets
Investments in shares of mutual funds, at market	$ 17,385,279	$ 6,006,914
Liabilities	–	–
Net assets	$ 17,385,279	$ 6,006,914

Net assets
Applicable to accumulation units:
Bankers Flexible Annuity	$ –	$ –
Pension Builder Plus	–	–
Pension Builder Plus – Rollover IRA	–	–
Personal Variable	–	–
Premier Variable	–	–
Principal Freedom Variable Annuity	–	–
Principal Freedom Variable Annuity 2	–	–
The Principal Variable Annuity	–	–
The Principal Variable Annuity With Purchase Payment Credit Rider	–	–
Principal Investment Plus Variable Annuity	12,410,921	4,638,934
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	4,974,358	1,367,980
Applicable to contracts in annuitization period:
Bankers Flexible Annuity	–	–
Pension Builder Plus – Rollover IRA	–	–
Total net assets	$ 17,385,279	$ 6,006,914

Investments in shares of mutual funds, at cost	$ 18,186,253	$ 5,861,859
Shares of mutual fund owned	1,232,999	525,999
Accumulation units outstanding:
Bankers Flexible Annuity	–	–
Pension Builder Plus	–	–
Pension Builder Plus – Rollover IRA	–	–
Personal Variable	–	–
Premier Variable	–	–
Principal Freedom Variable Annuity	–	–
Principal Freedom Variable Annuity 2	–	–
The Principal Variable Annuity	–	–
The Principal Variable Annuity With Purchase Payment Credit Rider	–	–
Principal Investment Plus Variable Annuity	811,878	395,177
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	338,075	121,073
Accumulation unit value:
Bankers Flexible Annuity	$ –	$ –
Pension Builder Plus	–	–
Pension Builder Plus – Rollover IRA	–	–
Personal Variable	–	–
Premier Variable	–	–
Principal Freedom Variable Annuity	–	–
Principal Freedom Variable Annuity 2	–	–
The Principal Variable Annuity	–	–
The Principal Variable Annuity With Purchase Payment Credit Rider	–	–
Principal Investment Plus Variable Annuity	15.29	11.74
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	14.71	11.30
Annuitized units outstanding:
Bankers Flexible Annuity	–	–
Pension Builder Plus – Rollover IRA	–	–
Annuitized unit value:
Bankers Flexible Annuity	$ –	$ –
Pension Builder Plus – Rollover IRA	–	–
See accompanying notes.

Government			Invesco V.I.
& High	International	Invesco V.I.	Capital	Invesco V.I.	Invesco V.I.
Quality	Emerging	Basic Value	Appreciation	Core Equity	Dynamics
Bond	Markets	Series I	Series I	Series I	Series I
Division	Division	Division	Division	Division	Division

$ 216,706,645	$ 108,918,848	$ 4,297,986	$ 6,028,181	$ 27,717,050	$ 2,742,034
–	–	–	–	–	–
$ 216,706,645	$ 108,918,848	$ 4,297,986	$ 6,028,181	$ 27,717,050	$ 2,742,034

$ –	$ –	$ –	$ –	$ –	$ –
127,046	–	–	–	–	–
29,984	–	–	–	–	–
128,219	–	–	–	–	–
3,419,204	777,718	–	–	–	–
3,709,738	–	–	–	–	–
308,665	–	–	–	–	–
118,677,076	51,067,934	–	5,647,354	24,996,213	1,660,274
21,818,227	13,480,047	–	380,827	2,720,837	1,081,760
55,536,011	32,720,778	3,528,763	–	–	–
12,952,475	10,872,371	769,223	–	–	–

–	–	–	–	–	–
–	–	–	–	–	–
$ 216,706,645	$ 108,918,848	$ 4,297,986	$ 6,028,181	$ 27,717,050	$ 2,742,034

$ 221,805,056	$ 102,400,077	$ 3,681,318	$ 6,590,530	$ 26,091,507	$ 2,311,329
21,059,926	6,220,380	673,666	258,720	1,025,418	155,621

–	–	–	–	–	–
41,593	–	–	–	–	–
8,721	–	–	–	–	–
53,965	–	–	–	–	–
1,385,382	192,829	–	–	–	–
331,545	–	–	–	–	–
27,646	–	–	–	–	–
10,696,248	1,395,139	–	667,447	2,407,576	165,586
1,991,493	391,287	–	46,292	278,455	114,308
5,005,428	893,916	363,485	–	–	–
1,182,263	315,596	82,322	–	–	–

$ –	$ –	$ –	$ –	$ –	$ –
3.06	–	–	–	–	–
3.43	–	–	–	–	–
2.37	–	–	–	–	–
2.47	4.03	–	–	–	–
11.19	–	–	–	–	–
11.17	–	–	–	–	–
11.10	36.60	–	8.46	10.38	10.03
10.96	34.45	–	8.23	9.77	9.46
11.10	36.60	9.71	–	–	–
10.96	34.45	9.34	–	–	–

–	–	–	–	–	–
–	–	–	–	–	–

$ –	$ –	$ –	$ –	$ –	$ –
–	–	–	–	–	–

Principal Life Insurance Company

Separate Account B

Statements of Assets and Liabilities (continued)

December 31, 2010

	Invesco V.I.	Invesco V.I.
	Global	International
	Health Care	Growth
	Series I	Series I
	Division	Division
Assets
Investments in shares of mutual funds, at market	$ 7,322,711	$ 4,542,215
Liabilities	–	–
Net assets	$ 7,322,711	$ 4,542,215

Net assets
Applicable to accumulation units:
Bankers Flexible Annuity	$ –	$ –
Pension Builder Plus	–	–
Pension Builder Plus – Rollover IRA	–	–
Personal Variable	–	–
Premier Variable	–	–
Principal Freedom Variable Annuity	–	–
Principal Freedom Variable Annuity 2	–	–
The Principal Variable Annuity	5,445,704	–
The Principal Variable Annuity With Purchase Payment Credit Rider	1,877,007	–
Principal Investment Plus Variable Annuity	–	4,038,379
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	–	503,836
Applicable to contracts in annuitization period:
Bankers Flexible Annuity	–	–
Pension Builder Plus – Rollover IRA	–	–
Total net assets	$ 7,322,711	$ 4,542,215

Investments in shares of mutual funds, at cost	$ 6,946,124	$ 3,998,171
Shares of mutual fund owned	438,223	158,320
Accumulation units outstanding:
Bankers Flexible Annuity	–	–
Pension Builder Plus	–	–
Pension Builder Plus – Rollover IRA	–	–
Personal Variable	–	–
Premier Variable	–	–
Principal Freedom Variable Annuity	–	–
Principal Freedom Variable Annuity 2	–	–
The Principal Variable Annuity	486,010	–
The Principal Variable Annuity With Purchase Payment Credit Rider	177,480	–
Principal Investment Plus Variable Annuity	–	446,466
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	–	56,587
Accumulation unit value:
Bankers Flexible Annuity	$ –	$ –
Pension Builder Plus	–	–
Pension Builder Plus – Rollover IRA	–	–
Personal Variable	–	–
Premier Variable	–	–
Principal Freedom Variable Annuity	–	–
Principal Freedom Variable Annuity 2	–	–
The Principal Variable Annuity	11.20	–
The Principal Variable Annuity With Purchase Payment Credit Rider	10.58	–
Principal Investment Plus Variable Annuity	–	9.05
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	–	8.90
Annuitized units outstanding:
Bankers Flexible Annuity	–	–
Pension Builder Plus – Rollover IRA	–	–
Annuitized unit value:
Bankers Flexible Annuity	$ –	$ –
Pension Builder Plus – Rollover IRA	–	–
See accompanying notes.

Invesco V.I.
Small Cap	Invesco V.I.	Janus Aspen
Equity	Technology	Enterprise	LargeCap	LargeCap	LargeCap
Series I	Series I	Service Shares	Blend II	Growth	Growth I
Division	Division	Division	Division	Division	Division

$ 7,524,206	$ 4,980,784	$ 12,637,981	$ 157,178,665	$ 59,162,639	$ 116,970,484
–	–	–	–	–	–
$ 7,524,206	$ 4,980,784	$ 12,637,981	$ 157,178,665	$ 59,162,639	$ 116,970,484

$ –	$ –	$ –	$ –	$ –	$ –
–	–	–	–	–	–
–	–	–	–	–	–
–	–	–	–	671,357	–
–	–	–	–	3,775,146	243,611
–	–	–	–	–	1,816,008
–	–	–	–	–	96,299
2,572,040	3,385,712	11,099,309	43,715,052	39,905,675	93,712,733
910,249	1,595,072	1,538,672	17,432,672	1,990,927	10,021,725
3,332,986	–	–	72,713,750	10,149,124	8,290,086
708,931	–	–	23,317,191	2,670,410	2,790,022

–	–	–	–	–	–
–	–	–	–	–	–
$ 7,524,206	$ 4,980,784	$ 12,637,981	$ 157,178,665	$ 59,162,639	$ 116,970,484

$ 6,223,175	$ 3,412,985	$ 8,872,464	$ 200,603,546	$ 57,426,952	$ 96,626,076
455,185	311,299	336,743	22,912,342	3,912,873	5,473,584

–	–	–	–	–	–
–	–	–	–	–	–
–	–	–	–	–	–
–	–	–	–	343,827	–
–	–	–	–	1,865,621	198,696
–	–	–	–	–	169,160
–	–	–	–	–	9,003
168,919	514,830	1,215,866	3,598,350	2,158,431	2,785,888
62,109	256,979	179,098	1,511,222	114,422	316,559
218,907	–	–	5,985,371	548,967	246,445
48,375	–	–	2,021,355	153,477	88,129

$ –	$ –	$ –	$ –	$ –	$ –
–	–	–	–	–	–
–	–	–	–	–	–
–	–	–	–	1.95	–
–	–	–	–	2.02	1.23
–	–	–	–	–	10.74
–	–	–	–	–	10.70
15.23	6.58	9.13	12.15	18.49	33.64
14.66	6.21	8.59	11.54	17.40	31.66
15.23	–	–	12.15	18.49	33.64
14.66	–	–	11.54	17.40	31.66

–	–	–	–	–	–
–	–	–	–	–	–

$ –	$ –	$ –	$ –	$ –	$ –
–	–	–	–	–	–

Principal Life Insurance Company
Separate Account B

Statements of Assets and Liabilities (continued)

December 31, 2010

	LargeCap	LargeCap
	S&P 500 Index	Value
	Division	Division
Assets
Investments in shares of mutual funds, at market	$ 96,643,855	$ 97,515,490
Liabilities	–	–
Net assets	$ 96,643,855	$ 97,515,490

Net assets
Applicable to accumulation units:
Bankers Flexible Annuity	$ –	$ 1,173,281
Pension Builder Plus	–	1,668,022
Pension Builder Plus – Rollover IRA	–	117,289
Personal Variable	–	485,533
Premier Variable	146,316	6,339,559
Principal Freedom Variable Annuity	8,912,424	2,882,170
Principal Freedom Variable Annuity 2	630,742	490,577
The Principal Variable Annuity	46,288,856	63,419,602
The Principal Variable Annuity With Purchase Payment Credit Rider	10,990,972	6,061,438
Principal Investment Plus Variable Annuity	23,769,848	10,424,993
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	5,904,697	4,345,673
Applicable to contracts in annuitization period:
Bankers Flexible Annuity	–	447
Pension Builder Plus – Rollover IRA	–	106,906
Total net assets	$ 96,643,855	$ 97,515,490

Investments in shares of mutual funds, at cost	$ 91,943,520	$ 118,400,646
Shares of mutual fund owned	10,846,673	4,076,735
Accumulation units outstanding:
Bankers Flexible Annuity	–	32,754
Pension Builder Plus	–	281,834
Pension Builder Plus – Rollover IRA	–	16,857
Personal Variable	–	164,068
Premier Variable	127,018	2,057,127
Principal Freedom Variable Annuity	882,871	283,292
Principal Freedom Variable Annuity 2	61,693	52,489
The Principal Variable Annuity	4,804,738	2,640,573
The Principal Variable Annuity With Purchase Payment Credit Rider	1,212,192	268,158
Principal Investment Plus Variable Annuity	2,467,311	434,082
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	651,234	192,262
Accumulation unit value:
Bankers Flexible Annuity	$ –	$ 35.82
Pension Builder Plus	–	5.92
Pension Builder Plus – Rollover IRA	–	6.96
Personal Variable	–	2.96
Premier Variable	1.15	3.08
Principal Freedom Variable Annuity	10.09	10.17
Principal Freedom Variable Annuity 2	10.22	9.35
The Principal Variable Annuity	9.63	24.02
The Principal Variable Annuity With Purchase Payment Credit Rider	9.07	22.60
Principal Investment Plus Variable Annuity	9.63	24.02
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	9.07	22.60
Annuitized units outstanding:
Bankers Flexible Annuity	–	12
Pension Builder Plus – Rollover IRA	–	15,363
Annuitized unit value:
Bankers Flexible Annuity	$ –	$ 35.82
Pension Builder Plus – Rollover IRA	–	6.96

See accompanying notes.

					Neuberger
	MFS® VIT	MFS® VIT			Berman AMT
LargeCap	Utilities	Value	MidCap	Money	Partners
Value III	Service Class	Service Class	Blend	Market	I Class
Division	Division	Division	Division	Division	Division

$ 126,522,916	$ 1,619,334	$ 1,459,189	$ 378,975,288	$ 115,063,727	$ 5,295,863
–	–	–	–	–	–
$ 126,522,916	$ 1,619,334	$ 1,459,189	$ 378,975,288	$ 115,063,727	$ 5,295,863

$ –	$ –	$ –	$ –	$ –	$ –
–	–	–	–	134,718	–
–	–	–	–	1	–
–	–	–	1,019,010	393,872	–
–	–	–	5,680,179	4,167,695	–
–	–	–	9,248,437	3,629,969	–
–	–	–	875,873	840,573	–
31,872,343	–	–	204,109,244	55,135,826	–
10,981,514	–	–	33,566,032	12,486,972	–
63,006,949	1,233,347	1,330,958	96,201,696	28,757,389	3,904,503
20,662,110	385,987	128,231	28,274,817	9,516,712	1,391,360

–	–	–	–	–	–
–	–	–	–	–	–
$ 126,522,916	$ 1,619,334	$ 1,459,189	$ 378,975,288	$ 115,063,727	$ 5,295,863

$ 144,232,851	$ 1,478,743	$ 1,360,990	$ 337,495,312	$ 115,063,726	$ 5,931,202
13,179,470	64,903	113,733	10,017,851	115,063,728	469,908

–	–	–	–	–	–
–	–	–	–	59,589	–
–	–	–	–	–	–
–	–	–	214,773	241,168	–
–	–	–	1,155,115	2,448,295	–
–	–	–	393,523	294,969	–
–	–	–	68,474	78,486	–
2,957,792	–	–	4,652,081	3,899,149	–
1,073,265	–	–	812,870	938,270	–
5,847,162	84,455	99,760	2,192,639	2,033,717	288,400
2,019,401	26,690	9,706	684,732	715,093	106,774

$ –	$ –	$ –	$ –	$ –	$ –
–	–	–	–	2.26	–
–	–	–	–	2.50	–
–	–	–	4.74	1.63	–
–	–	–	4.92	1.70	–
–	–	–	23.50	12.31	–
–	–	–	12.79	10.72	–
10.78	–	–	43.87	14.14	–
10.23	–	–	41.29	13.31	–
10.78	14.60	13.34	43.87	14.14	13.54
10.23	14.46	13.21	41.29	13.31	13.03

–	–	–	–	–	–
–	–	–	–	–	–

$ –	$ –	$ –	$ –	$ –	$ –
–	–	–	–	–	–

Principal Life Insurance Company

Separate Account B

Statements of Assets and Liabilities (continued)

December 31, 2010

Neuberger
	Neuberger	Berman AMT
	Berman AMT	Socially
	Small-Cap Growth	Responsive
	S Class	I Class
	Division	Division
Assets
Investments in shares of mutual funds, at market	$ 3,211,249	$ 6,359,439
Liabilities	–	–
Net assets	$ 3,211,249	$ 6,359,439

Net assets
Applicable to accumulation units:
Bankers Flexible Annuity	$ –	$ –
Pension Builder Plus	–	–
Pension Builder Plus – Rollover IRA	–	–
Personal Variable	–	–
Premier Variable	–	–
Principal Freedom Variable Annuity	–	–
Principal Freedom Variable Annuity 2	–	–
The Principal Variable Annuity	–	–
The Principal Variable Annuity With Purchase Payment Credit Rider	–	–
Principal Investment Plus Variable Annuity	2,197,822	5,086,948
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	1,013,427	1,272,491
Applicable to contracts in annuitization period:
Bankers Flexible Annuity	–	–
Pension Builder Plus – Rollover IRA	–	–
Total net assets	$ 3,211,249	$ 6,359,439

Investments in shares of mutual funds, at cost	$ 3,195,215	$ 5,483,301
Shares of mutual fund owned	261,929	427,957
Accumulation units outstanding:
Bankers Flexible Annuity	–	–
Pension Builder Plus	–	–
Pension Builder Plus – Rollover IRA	–	–
Personal Variable	–	–
Premier Variable	–	–
Principal Freedom Variable Annuity	–	–
Principal Freedom Variable Annuity 2	–	–
The Principal Variable Annuity	–	–
The Principal Variable Annuity With Purchase Payment Credit Rider	–	–
Principal Investment Plus Variable Annuity	223,438	373,281
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	107,041	97,013
Accumulation unit value:
Bankers Flexible Annuity	$ –	$ –
Pension Builder Plus	–	–
Pension Builder Plus – Rollover IRA	–	–
Personal Variable	–	–
Premier Variable	–	–
Principal Freedom Variable Annuity	–	–
Principal Freedom Variable Annuity 2	–	–
The Principal Variable Annuity	–	–
The Principal Variable Annuity With Purchase Payment Credit Rider	–	–
Principal Investment Plus Variable Annuity	9.84	13.63
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	9.47	13.12
Annuitized units outstanding:
Bankers Flexible Annuity	–	–
Pension Builder Plus – Rollover IRA	–	–
Annuitized unit value:
Bankers Flexible Annuity	$ –	$ –
Pension Builder Plus – Rollover IRA	–	–
See accompanying notes.

PIMCO	PIMCO	PIMCO		Principal
All Asset	High Yield	Total Return	Principal	LifeTime	Principal
Administrative	Administrative	Administrative	Capital	Strategic	LifeTime
Class	Class	Class	Appreciation	Income	2010
Division	Division	Division	Division	Division	Division

$ 2,993,563	$ 8,052,485	$ 16,609,083	$ 7,466,228	$ 24,279,554	$ 41,054,754
–	–	–	–	–	–
$ 2,993,563	$ 8,052,485	$ 16,609,083	$ 7,466,228	$ 24,279,554	$ 41,054,754

$ –	$ –	$ –	$ –	$ –	$ –
–	–	–	–	–	–
–	–	–	–	–	–
–	–	–	–	–	–
–	–	–	–	–	–
–	–	–	–	–	–
–	–	–	74,863	826,326	3,437,536
–	–	–	–	2,237,493	1,448,805
–	–	–	–	501,834	172,898
1,963,168	5,517,868	14,906,274	5,559,498	17,809,424	30,278,116
1,030,395	2,534,617	1,702,809	1,831,867	2,904,477	5,717,399

–	–	–	–	–	–
–	–	–	–	–	–
$ 2,993,563	$ 8,052,485	$ 16,609,083	$ 7,466,228	$ 24,279,554	$ 41,054,754

$ 3,016,713	$ 7,898,251	$ 16,822,622	$ 6,520,493	$ 24,421,430	$ 43,220,338
272,638	1,039,030	1,499,015	347,752	2,375,690	3,913,704

–	–	–	–	–	–
–	–	–	–	–	–
–	–	–	–	–	–
–	–	–	–	–	–
–	–	–	–	–	–
–	–	–	–	–	–
–	–	–	7,434	77,920	322,108
–	–	–	–	189,025	118,311
–	–	–	–	44,039	14,666
152,998	488,048	1,308,888	558,195	1,504,537	2,473,044
81,092	225,532	150,989	188,028	254,883	485,087

$ –	$ –	$ –	$ –	$ –	$ –
–	–	–	–	–	–
–	–	–	–	–	–
–	–	–	–	–	–
–	–	–	–	–	–
–	–	–	–	–	–
–	–	–	10.07	10.61	10.67
–	–	–	–	11.84	12.24
–	–	–	–	11.40	11.79
12.83	11.31	11.39	9.96	11.84	12.24
12.71	11.24	11.28	9.74	11.40	11.79

–	–	–	–	–	–
–	–	–	–	–	–

$ –	$ –	$ –	$ –	$ –	$ –
–	–	–	–	–	–

Principal Life Insurance Company

Separate Account B

Statements of Assets and Liabilities (continued)

December 31, 2010

	Principal	Principal
	LifeTime	LifeTime
	2020	2030
	Division	Division
Assets
Investments in shares of mutual funds, at market	$ 176,256,223	$ 63,026,188
Liabilities	–	–
Net assets	$ 176,256,223	$ 63,026,188

Net assets
Applicable to accumulation units:
Bankers Flexible Annuity	$ –	$ –
Pension Builder Plus	–	–
Pension Builder Plus – Rollover IRA	–	–
Personal Variable	–	–
Premier Variable	–	–
Principal Freedom Variable Annuity	–	–
Principal Freedom Variable Annuity 2	5,280,578	3,111,993
The Principal Variable Annuity	3,422,424	1,172,660
The Principal Variable Annuity With Purchase Payment Credit Rider	740,136	44,534
Principal Investment Plus Variable Annuity	128,423,266	46,688,175
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	38,389,819	12,008,826
Applicable to contracts in annuitization period:
Bankers Flexible Annuity	–	–
Pension Builder Plus – Rollover IRA	–	–
Total net assets	$ 176,256,223	$ 63,026,188

Investments in shares of mutual funds, at cost	$ 186,144,336	$ 55,312,060
Shares of mutual fund owned	15,994,213	5,683,155
Accumulation units outstanding:
Bankers Flexible Annuity	–	–
Pension Builder Plus	–	–
Pension Builder Plus – Rollover IRA	–	–
Personal Variable	–	–
Premier Variable	–	–
Principal Freedom Variable Annuity	–	–
Principal Freedom Variable Annuity 2	490,548	294,592
The Principal Variable Annuity	268,933	93,927
The Principal Variable Annuity With Purchase Payment Credit Rider	60,414	3,705
Principal Investment Plus Variable Annuity	10,091,129	3,739,525
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	3,133,516	999,149
Accumulation unit value:
Bankers Flexible Annuity	$ –	$ –
Pension Builder Plus	–	–
Pension Builder Plus – Rollover IRA	–	–
Personal Variable	–	–
Premier Variable	–	–
Principal Freedom Variable Annuity	–	–
Principal Freedom Variable Annuity 2	10.76	10.56
The Principal Variable Annuity	12.73	12.49
The Principal Variable Annuity With Purchase Payment Credit Rider	12.25	12.02
Principal Investment Plus Variable Annuity	12.73	12.49
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	12.25	12.02
Annuitized units outstanding:
Bankers Flexible Annuity	–	–
Pension Builder Plus – Rollover IRA	–	–
Annuitized unit value:
Bankers Flexible Annuity	$ –	$ –
Pension Builder Plus – Rollover IRA	–	–
See accompanying notes.

				SAM	SAM
Principal	Principal		SAM	Conservative	Conservative
LifeTime	LifeTime	Real Estate	Balanced	Balanced	Growth
2040	2050	Securities	Portfolio	Portfolio	Portfolio
Division	Division	Division	Division	Division	Division

$ 10,823,119	$ 5,829,572	$ 75,754,623	$ 684,067,078	$ 158,219,547	$ 55,154,255
–	–	–	–	–	–
$ 10,823,119	$ 5,829,572	$ 75,754,623	$ 684,067,078	$ 158,219,547	$ 55,154,255

$ –	$ –	$ –	$ –	$ –	$ –
–	–	–	–	–	–
–	–	–	–	–	–
–	–	–	–	–	–
–	–	34,757	–	–	–
–	–	–	–	–	–
297,485	109,416	219,209	2,050,781	1,236,191	1,143,983
88,179	244,963	43,569,019	30,975,448	19,071,745	11,194,624
62,735	50,821	14,015,083	8,475,314	2,909,435	3,734,979
8,475,965	4,113,980	13,368,602	569,306,104	115,537,655	29,986,714
1,898,755	1,310,392	4,547,953	73,259,431	19,464,521	9,093,955

–	–	–	–	–	–
–	–	–	–	–	–
$ 10,823,119	$ 5,829,572	$ 75,754,623	$ 684,067,078	$ 158,219,547	$ 55,154,255

$ 11,563,688	$ 6,091,032	$ 83,541,203	$ 617,605,339	$ 140,139,701	$ 50,123,235
956,951	518,645	5,734,642	45,543,747	13,546,194	3,590,772

–	–	–	–	–	–
–	–	–	–	–	–
–	–	–	–	–	–
–	–	–	–	–	–
–	–	12,411	–	–	–
–	–	–	–	–	–
28,394	10,500	20,467	196,606	112,749	117,578
6,995	19,453	1,405,921	3,002,464	1,758,703	1,163,334
5,170	4,192	480,527	839,829	274,274	396,788
672,400	326,689	431,395	55,182,141	10,654,341	3,116,105
156,469	108,092	155,935	7,259,238	1,834,935	966,077

$ –	$ –	$ –	$ –	$ –	$ –
–	–	–	–	–	–
–	–	–	–	–	–
–	–	–	–	–	–
–	–	2.80	–	–	–
–	–	–	–	–	–
10.48	10.42	10.71	10.43	10.96	9.73
12.61	12.59	30.99	10.32	10.84	9.62
12.14	12.12	29.17	10.09	10.61	9.41
12.61	12.59	30.99	10.32	10.84	9.62
12.14	12.12	29.17	10.09	10.61	9.41

–	–	–	–	–	–
–	–	–	–	–	–

$ –	$ –	$ –	$ –	$ –	$ –
–	–	–	–	–	–

Principal Life Insurance Company

Separate Account B

Statements of Assets and Liabilities (continued)

December 31, 2010

	SAM	SAM
	Flexible	Strategic
	Income	Growth
	Portfolio	Portfolio
	Division	Division
Assets
Investments in shares of mutual funds, at market	$ 157,634,626	$ 38,640,578
Liabilities	–	–
Net assets	$ 157,634,626	$ 38,640,578

Net assets
Applicable to accumulation units:
Bankers Flexible Annuity	$ –	$ –
Pension Builder Plus	–	–
Pension Builder Plus – Rollover IRA	–	–
Personal Variable	–	–
Premier Variable	–	–
Principal Freedom Variable Annuity	–	–
Principal Freedom Variable Annuity 2	529,454	714,978
The Principal Variable Annuity	25,443,333	8,967,284
The Principal Variable Annuity With Purchase Payment Credit Rider	6,359,547	1,094,692
Principal Investment Plus Variable Annuity	105,889,878	20,560,786
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	19,412,414	7,302,838
Applicable to contracts in annuitization period:
Bankers Flexible Annuity	–	–
Pension Builder Plus – Rollover IRA	–	–
Total net assets	$ 157,634,626	$ 38,640,578

Investments in shares of mutual funds, at cost	$ 144,124,479	$ 33,997,246
Shares of mutual fund owned	12,610,770	2,297,299
Accumulation units outstanding:
Bankers Flexible Annuity	–	–
Pension Builder Plus	–	–
Pension Builder Plus – Rollover IRA	–	–
Personal Variable	–	–
Premier Variable	–	–
Principal Freedom Variable Annuity	–	–
Principal Freedom Variable Annuity 2	46,524	76,721
The Principal Variable Annuity	2,260,478	972,914
The Principal Variable Annuity With Purchase Payment Credit Rider	577,598	121,418
Principal Investment Plus Variable Annuity	9,407,516	2,230,696
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	1,763,084	809,973
Accumulation unit value:
Bankers Flexible Annuity	$ –	$ –
Pension Builder Plus	–	–
Pension Builder Plus – Rollover IRA	–	–
Personal Variable	–	–
Premier Variable	–	–
Principal Freedom Variable Annuity	–	–
Principal Freedom Variable Annuity 2	11.38	9.32
The Principal Variable Annuity	11.26	9.22
The Principal Variable Annuity With Purchase Payment Credit Rider	11.01	9.02
Principal Investment Plus Variable Annuity	11.26	9.22
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	11.01	9.02
Annuitized units outstanding:
Bankers Flexible Annuity	–	–
Pension Builder Plus – Rollover IRA	–	–
Annuitized unit value:
Bankers Flexible Annuity	$ –	$ –
Pension Builder Plus – Rollover IRA	–	–
See accompanying notes.

				T. Rowe Price	T. Rowe Price
Short-Term	SmallCap	SmallCap	SmallCap	Blue Chip	Health
Income	Blend	Growth II	Value I	Growth II	Sciences II
Division	Division	Division	Division	Division	Division

$ 161,858,230	$ 35,312,556	$ 31,721,697	$ 86,698,136	$ 6,703,493	$ 6,428,884
–	–	–	–	–	–
$ 161,858,230	$ 35,312,556	$ 31,721,697	$ 86,698,136	$ 6,703,493	$ 6,428,884

$ –	$ –	$ –	$ –	$ –	$ –
–	–	–	–	–	–
–	–	–	–	–	–
–	–	–	–	–	–
–	100,797	93,125	220,360	–	–
2,445,934	3,072,705	860,290	–	–	–
69,760	109,339	132,992	298,035	–	–
28,371,573	26,314,969	19,597,766	31,145,059	–	–
8,685,839	5,714,746	3,176,514	7,740,972	–	–
96,920,358	–	6,199,578	37,074,428	5,712,112	4,965,363
25,364,766	–	1,661,432	10,219,282	991,381	1,463,521

–	–	–	–	–	–
–	–	–	–	–	–
$ 161,858,230	$ 35,312,556	$ 31,721,697	$ 86,698,136	$ 6,703,493	$ 6,428,884

$ 162,693,862	$ 36,047,176	$ 32,885,913	$ 88,543,990	$ 5,254,443	$ 5,338,479
64,485,350	4,249,405	2,839,901	6,412,584	608,302	442,152

–	–	–	–	–	–
–	–	–	–	–	–
–	–	–	–	–	–
–	–	–	–	–	–
–	79,982	115,210	123,391	–	–
217,376	192,638	89,161	–	–	–
6,214	11,120	13,431	31,617	–	–
2,542,794	2,114,456	1,853,691	1,394,320	–	–
788,380	487,912	319,257	368,222	–	–
8,686,505	–	586,411	1,659,745	453,029	303,481
2,302,274	–	166,986	486,102	81,689	92,934

$ –	$ –	$ –	$ –	$ –	$ –
–	–	–	–	–	–
–	–	–	–	–	–
–	–	–	–	–	–
–	1.26	0.81	1.79	–	–
11.25	15.95	9.65	–	–	–
11.23	9.83	9.90	9.43	–	–
11.16	12.45	10.57	22.34	–	–
11.02	11.71	9.95	21.02	–	–
11.16	–	10.57	22.34	12.61	16.36
11.02	–	9.95	21.02	12.14	15.75

–	–	–	–	–	–
–	–	–	–	–	–

$ –	$ –	$ –	$ –	$ –	$ –
–	–	–	–	–	–

Principal Life Insurance Company

Separate Account B

Statements of Assets and Liabilities (continued)

December 31, 2010

Van Eck
	Templeton	VIP Global
	Growth Securities	Hard Assets
	Class 2	Class
	Division	Division
Assets
Investments in shares of mutual funds, at market	$ 1,200,063	$ 5,397,141
Liabilities	–	–
Net assets	$ 1,200,063	$ 5,397,141

Net assets
Applicable to accumulation units:
Bankers Flexible Annuity	$ –	$ –
Pension Builder Plus	–	–
Pension Builder Plus – Rollover IRA	–	–
Personal Variable	–	–
Premier Variable	–	–
Principal Freedom Variable Annuity	1,200,063	–
Principal Freedom Variable Annuity 2	–	–
The Principal Variable Annuity	–	1,294,121
The Principal Variable Annuity With Purchase Payment Credit Rider	–	99,329
Principal Investment Plus Variable Annuity	–	3,179,240
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	–	824,451
Applicable to contracts in annuitization period:
Bankers Flexible Annuity	–	–
Pension Builder Plus – Rollover IRA	–	–
Total net assets	$ 1,200,063	$ 5,397,141

Investments in shares of mutual funds, at cost	$ 1,323,935	$ 4,481,497
Shares of mutual fund owned	108,998	146,066
Accumulation units outstanding:
Bankers Flexible Annuity	–	–
Pension Builder Plus	–	–
Pension Builder Plus – Rollover IRA	–	–
Personal Variable	–	–
Premier Variable	–	–
Principal Freedom Variable Annuity	78,783	–
Principal Freedom Variable Annuity 2	–	–
The Principal Variable Annuity	–	77,304
The Principal Variable Annuity With Purchase Payment Credit Rider	–	5,992
Principal Investment Plus Variable Annuity	–	189,912
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	–	49,732
Accumulation unit value:
Bankers Flexible Annuity	$ –	$ –
Pension Builder Plus	–	–
Pension Builder Plus – Rollover IRA	–	–
Personal Variable	–	–
Premier Variable	–	–
Principal Freedom Variable Annuity	15.23	–
Principal Freedom Variable Annuity 2	–	–
The Principal Variable Annuity	–	16.74
The Principal Variable Annuity With Purchase Payment Credit Rider	–	16.58
Principal Investment Plus Variable Annuity	–	16.74
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	–	16.58
Annuitized units outstanding:
Bankers Flexible Annuity	–	–
Pension Builder Plus – Rollover IRA	–	–
Annuitized unit value:
Bankers Flexible Annuity	$ –	$ –
Pension Builder Plus – Rollover IRA	–	–
See accompanying notes.

Principal Life Insurance Company
Separate Account B

Statements of Operations

Year Ended December 31, 2010

		American
	AllianceBernstein	Century VP
	Small Cap	Income &
	Growth	Growth
	Class A	Class I
	Division	Division
Investment income (loss)
Income:
Dividends	$ –	$ 248,730

Expenses:
Mortality and expense risks	29,089	194,756
Separate account rider charges	3,489	23,423
Net investment income (loss)	(32,578)	30,551

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(43,302)	(559,787)
Capital gains distributions	–	–
Total realized gains (losses) on investments	(43,302)	(559,787)

Change in net unrealized appreciation or depreciation of
investments	767,397	2,471,742
Net increase (decrease) in net assets resulting from operations	$ 691,517	$ 1,942,506

(1) Commenced operations May 24, 2010.

See accompanying notes.

American	American
Century VP	Century VP
Inflation	Mid Cap	American	American	American	American
Protection	Value	Century VP	Century VP	Century VP	Century VP
Class II	Class II	Ultra® Class I	Ultra® Class II	Value Class II	VistaSM Class I
Division	Division (1)	Division	Division	Division	Division

$ 1,380,743	$ 4,466	$ 26,712	$ 200,064	$ 501,910	$ –

995,929	1,304	61,169	706,876	309,080	29,098
110,376	156	8,257	83,327	45,069	5,123
274,438	3,006	(42,714)	(590,139)	147,761	(34,221)

760,308	(47)	(139,841)	(1,291,484)	(1,570,245)	(82,651)
–	–	–	–	–	–
760,308	(47)	(139,841)	(1,291,484)	(1,570,245)	(82,651)

1,921,335	35,075	796,574	10,029,002	4,086,189	603,706
$ 2,956,081	$ 38,034	$ 614,019	$ 8,147,379	$ 2,663,705	$ 486,834

Principal Life Insurance Company
Separate Account B

Statements of Operations (continued)

Year Ended December 31, 2010

	Asset
	Allocation	Balanced
	Division	Division
Investment income (loss)
Income:
Dividends	$ 1,211,875	$ 1,165,658

Expenses:
Mortality and expense risks	622,014	509,691
Separate account rider charges	43,046	35,396
Net investment income (loss)	546,815	620,571

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(564,387)	(1,449,570)
Capital gains distributions	–	–
Total realized gains (losses) on investments	(564,387)	(1,449,570)

Change in net unrealized appreciation or depreciation of
investments	3,577,611	5,682,855
Net increase (decrease) in net assets resulting from operations	$ 3,560,039	$ 4,853,856

(1) Commenced operations January 4, 2010.

See accompanying notes.

Bond &				Dreyfus IP
Mortgage	Diversified	Diversified	Diversified	Technology Growth	Equity
Securities	Balanced	Growth	International	Service Shares	Income
Division	Division (1)	Division (1)	Division	Division	Division

$ 13,422,495	$ –	$ –	$ 4,054,636	$ –	$ 5,320,829

3,117,338	901,490	1,669,268	2,374,469	31,569	2,056,364
334,637	24,317	58,499	219,066	3,316	204,947
9,970,520	(925,807)	(1,727,767)	1,461,101	(34,885)	3,059,518

(3,979,942)	(35,682)	42,239	(11,854,379)	157,688	(6,777,325)
–	–	–	–	–	–
(3,979,942)	(35,682)	42,239	(11,854,379)	157,688	(6,777,325)

18,550,473	10,298,567	23,450,808	41,204,160	524,178	26,597,775
$ 24,541,051	$ 9,337,078	$ 21,765,280	$ 30,810,882	$ 646,981	$ 22,879,968

Principal Life Insurance Company
Separate Account B

Statements of Operations (continued)

Year Ended December 31, 2010

	Fidelity VIP	Fidelity VIP
	Equity-Income	Growth
	Service	Service
	Class 2	Class
	Division	Division
Investment income (loss)
Income:
Dividends	$ 670,341	$ 28,787

Expenses:
Mortality and expense risks	535,433	217,177
Separate account rider charges	78,280	17,374
Net investment income (loss)	56,628	(205,764)

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(2,350,284)	(1,058,915)
Capital gains distributions	–	56,843
Total realized gains (losses) on investments	(2,350,284)	(1,002,072)

Change in net unrealized appreciation or depreciation of
investments	7,629,950	4,712,691
Net increase (decrease) in net assets resulting from operations	$ 5,336,294	$ 3,504,855

See accompanying notes.

Fidelity VIP	Fidelity VIP	Fidelity VIP	Fidelity VIP	Fidelity VIP	Franklin
Growth	Overseas	Contrafund	Contrafund	Mid Cap	Small Cap
Service	Service	Service	Service	Service	Value Securities
Class 2	Class 2	Class	Class 2	Class 2	Class 2
Division	Division	Division	Division	Division	Division (1)

$ 2,109	$ 570,747	$ 640,824	$ 454,174	$ 13,528	$ 708

81,710	565,777	775,414	546,843	116,110	1,908
13,090	71,217	58,553	49,627	11,895	221
(92,691)	(66,247)	(193,143)	(142,296)	(114,477)	(1,421)

(167,673)	(2,868,539)	(2,659,415)	(1,821,141)	(102,215)	(3,573)
23,298	87,119	26,466	20,723	31,596	–
(144,375)	(2,781,420)	(2,632,949)	(1,800,418)	(70,619)	(3,573)

1,585,330	8,085,668	11,543,118	8,468,091	2,481,192	66,500
$ 1,348,264	$ 5,238,001	$ 8,717,026	$ 6,525,377	$ 2,296,096	$ 61,506

Principal Life Insurance Company
Separate Account B

Statements of Operations (continued)

Year Ended December 31, 2010
		Goldman Sachs
	Goldman Sachs	VIT Structured
	VIT Mid Cap	Small Cap
	Value	Equity Service
	Institutional	Institutional
	Class	Class
	Division	Division
Investment income (loss)
Income:
Dividends	$ 108,518 $	28,387

Expenses:
Mortality and expense risks	203,001	62,021
Separate account rider charges	27,980	7,154
Net investment income (loss)	(122,463)	(40,788)

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(957,236)	(382,309)
Capital gains distributions	–	–
Total realized gains (losses) on investments	(957,236)	(382,309)

Change in net unrealized appreciation or depreciation of
investments	4,428,358	1,656,732
Net increase (decrease) in net assets resulting from operations	$ 3,348,659 $	1,233,635

(1) Commenced operations January 4, 2010.
(2) Represented the operations of Mortgage Securities Division until July 16, 2010 name change.
(3) Represented the operations of AIM V.I. Basic Value Series I Division until May 24, 2010 name change.
(4) Represented the operations of AIM V.I. Capital Appreciation Series I Division until May 24, 2010 name change.
(5) Represented the operations of AIM V.I. Core Equity Series I Division until May 24, 2010 name change.

See accompanying notes.

Government			Invesco V.I.
& High	International	Invesco V.I.	Capital	Invesco V.I.	Invesco V.I.
Quality	Emerging	Basic Value	Appreciation	Core Equity	Dynamics
Bond	Markets	Series I	Series I	Series I	Series I
Division (2)	Division	Division (3)	Division (4)	Division (5)	Division (1)

$ 6,037,412	$ 1,230,172	$ 25,764	$ 43,320	$ 268,189	$ –

1,363,434	1,236,406	49,647	73,900	358,498	30,959
115,612	148,195	4,589	2,560	22,389	6,398
4,558,366	(154,429)	(28,472)	(33,140)	(112,698)	(37,357)

286,309	(2,997,495)	(286,584)	(334,552)	(112,947)	(44,243)
–	–	–	–	–	–
286,309	(2,997,495)	(286,584)	(334,552)	(112,947)	(44,243)

(4,840,933)	19,109,070	595,238	1,119,430	2,312,679	546,285
$ 3,742	$ 15,957,146	$ 280,182	$ 751,738	$ 2,087,034	$ 464,685

Principal Life Insurance Company
Separate Account B

Statements of Operations (continued)

Year Ended December 31, 2010

	Invesco V.I.	Invesco V.I.
	Global	International
	Health Care	Growth
	Series I	Series I
	Division (2)	Division (3)
Investment income (loss)
Income:
Dividends	$ – $	95,254

Expenses:
Mortality and expense risks	97,808	47,832
Separate account rider charges	13,210	2,488
Net investment income (loss)	(111,018)	44,934

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(32,163)	185,539
Capital gains distributions	–	–
Total realized gains (losses) on investments	(32,163)	185,539

Change in net unrealized appreciation or depreciation of
investments	378,037	256,168
Net increase (decrease) in net assets resulting from operations	$ 234,856 $	486,641

(1) Represented the operations of AIM V.I. Dynamics Series I Division until May 24, 2010 name change.
(2) Represented the operations of AIM V.I. Global Health Care Series I Division until May 24, 2010 name change.
(3) Represented the operations of AIM V.I. International Growth Series I Division until May 24, 2010 name change.
(4) Represented the operations of AIM V.I. Small Cap Equity Series I Division until May 24, 2010 name change.
(5) Represented the operations of AIM V.I. Technology Series I Division until May 24, 2010 name change.

See accompanying notes.

Invesco V.I.
Small Cap	Invesco V.I.	Janus Aspen
Equity	Technology	Enterprise	LargeCap	LargeCap	LargeCap
Series I	Series I	Service Shares	Blend II	Growth	Growth I
Division (4)	Division (5)	Division	Division	Division	Division

$ –	$ –	$ –	$ 3,738,682	$ 35,289	$ 146,345

81,372	60,483	147,124	1,915,154	677,878	1,396,801
8,883	9,760	11,511	246,526	28,836	86,646
(90,255)	(70,243)	(158,635)	1,577,002	(671,425)	(1,337,102)

(163,779)	169,058	533,965	(13,547,114)	(1,742,652)	1,092,996
–	–	–	–	–	–
(163,779)	169,058	533,965	(13,547,114)	(1,742,652)	1,092,996

1,783,127	669,793	2,130,642	29,104,152	11,215,610	18,663,714
$ 1,529,093	$ 768,608	$ 2,505,972	$ 17,134,040	$ 8,801,533	$ 18,419,608

Principal Life Insurance Company
Separate Account B

Statements of Operations (continued)

Year Ended December 31, 2010

	LargeCap	LargeCap
	S&P 500 Index	Value
	Division	Division
Investment income (loss)
Income:
Dividends	$ 1,321,164	$ 1,669,930

Expenses:
Mortality and expense risks	1,120,431	1,115,244
Separate account rider charges	106,754	68,092
Net investment income (loss)	93,979	486,594

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(1,594,164)	(7,684,280)
Capital gains distributions	–	–
Total realized gains (losses) on investments	(1,594,164)	(7,684,280)

Change in net unrealized appreciation or depreciation of
investments	12,961,305	18,508,724
Net increase (decrease) in net assets resulting from operations	$ 11,461,120	$ 11,311,038

See accompanying notes.

					Neuberger
	MFS® VIT	MFS® VIT			Berman AMT
LargeCap	Utilities	Value	MidCap	Money	Partners
Value III	Service Class	Service Class	Blend	Market	I Class
Division	Division	Division	Division	Division	Division

$ 2,190,278	$ 24,349	$ 8,953	$ 7,880,433	$ 46	$ 33,013

1,547,594	14,162	10,108	3,659,047	1,576,624	67,062
192,187	1,853	536	298,064	152,902	7,697
450,497	8,334	(1,691)	3,923,322	(1,729,480)	(41,746)

(7,283,917)	74,067	14,171	(2,886,295)	–	(1,249,499)
–	–	–	–	–	–
(7,283,917)	74,067	14,171	(2,886,295)	–	(1,249,499)

20,429,154	106,217	81,718	69,136,060	–	1,843,911
$ 13,595,734	$ 188,618	$ 94,198	$ 70,173,087	$ (1,729,480)	$ 552,666

Principal Life Insurance Company
Separate Account B

Statements of Operations (continued)

Year Ended December 31, 2010

		Neuberger
	Neuberger	Berman AMT
	Berman AMT	Socially
	Small-Cap Growth	Responsive
	S Class	I Class
	Division	Division
Investment income (loss)
Income:
Dividends	$ –	$ 2,214

Expenses:
Mortality and expense risks	35,739	73,507
Separate account rider charges	5,533	6,971
Net investment income (loss)	(41,272)	(78,264)

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(127,142)	(167,982)
Capital gains distributions	–	–
Total realized gains (losses) on investments	(127,142)	(167,982)

Change in net unrealized appreciation or depreciation of
investments	662,737	1,421,819
Net increase (decrease) in net assets resulting from operations	$ 494,323	$ 1,175,573

(1) Commenced operations January 4, 2010.

See accompanying notes.

PIMCO	PIMCO	PIMCO		Principal
All Asset	High Yield	Total Return	Principal	LifeTime	Principal
Administrative	Administrative	Administrative	Capital	Strategic	LifeTime
Class	Class	Class	Appreciation	Income	2010
Division	Division (1)	Division	Division	Division	Division

$ 125,228	$ 283,617	$ 279,268	$ 105,211	$ 1,108,352	$ 1,679,900

15,785	49,313	144,266	72,306	284,791	479,916
2,106	8,940	7,259	8,677	18,270	32,953
107,337	225,364	127,743	24,228	805,291	1,167,031

40,454	22,452	103,867	(111,852)	(455,593)	(759,757)
–	–	477,841	127,826	–	–
40,454	22,452	581,708	15,974	(455,593)	(759,757)

(18,155)	154,234	(118,884)	811,449	1,786,753	4,249,324
$ 129,636	$ 402,050	$ 590,567	$ 851,651	$ 2,136,451	$ 4,656,598

Principal Life Insurance Company
Separate Account B

Statements of Operations (continued)

Year Ended December 31, 2010

	Principal	Principal
	LifeTime	LifeTime
	2020	2030
	Division	Division
Investment income (loss)
Income:
Dividends	$ 6,349,336	$ 1,289,926

Expenses:
Mortality and expense risks	2,056,646	684,426
Separate account rider charges	218,652	66,504
Net investment income (loss)	4,074,038	538,996

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(3,236,673)	(671,448)
Capital gains distributions	–	–
Total realized gains (losses) on investments	(3,236,673)	(671,448)

Change in net unrealized appreciation or depreciation of
investments	20,442,319	7,680,659
Net increase (decrease) in net assets resulting from operations	$ 21,279,684	$ 7,548,207

See accompanying notes.

				SAM	SAM
Principal	Principal		SAM	Conservative	Conservative
LifeTime	LifeTime	Real Estate	Balanced	Balanced	Growth
2040	2050	Securities	Portfolio	Portfolio	Portfolio
Division	Division	Division	Division	Division	Division

$ 202,642	$ 113,340	$ 2,201,741	$ 22,429,504	$ 6,365,259	$ 1,438,449

112,623	66,547	923,860	7,764,363	1,834,422	569,393
10,791	8,035	120,018	448,016	139,296	71,962
79,228	38,758	1,157,863	14,217,125	4,391,541	797,094

(226,962)	(178,133)	(5,161,508)	(5,504,356)	(4,727)	(2,452,442)
–	–	–	–	–	–
(226,962)	(178,133)	(5,161,508)	(5,504,356)	(4,727)	(2,452,442)

1,432,053	885,658	19,836,091	63,623,656	10,201,352	7,763,703
$ 1,284,319	$ 746,283	$ 15,832,446	$ 72,336,425	$ 14,588,166	$ 6,108,355

Principal Life Insurance Company
Separate Account B

Statements of Operations

Year Ended December 31, 2010

	SAM	SAM
	Flexible	Strategic
	Income	Growth
	Portfolio	Portfolio
	Division	Division
Investment income (loss)
Income:
Dividends	$ 7,679,403	$ 819,347

Expenses:
Mortality and expense risks	1,810,118	408,463
Separate account rider charges	151,809	49,022
Net investment income (loss)	5,717,476	361,862

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	213,477	(1,635,575)
Capital gains distributions	–	–
Total realized gains (losses) on investments	213,477	(1,635,575)

Change in net unrealized appreciation or depreciation of
investments	6,898,055	5,934,583
Net increase (decrease) in net assets resulting from operations	$ 12,829,008	$ 4,660,870

See accompanying notes.

				T. Rowe Price	T. Rowe Price
Short-Term	SmallCap	SmallCap	SmallCap	Blue Chip	Health
Income	Blend	Growth II	Value I	Growth II	Sciences II
Division	Division	Division	Division	Division	Division

$ 2,883,751	$ 163,754	$ –	$ 685,146	$ –	$ –

1,210,707	404,321	349,915	1,022,837	71,872	67,295
107,856	36,295	29,897	110,179	5,609	7,739
1,565,188	(276,862)	(379,812)	(447,870)	(77,481)	(75,034)

796,722	(1,287,973)	(1,702,840)	(4,331,528)	(2,990)	53,728
–	–	–	–	–	–
796,722	(1,287,973)	(1,702,840)	(4,331,528)	(2,990)	53,728

(808,306)	8,337,628	8,475,160	22,956,837	989,068	775,129
$ 1,553,604	$ 6,772,793	$ 6,392,508	$ 18,177,439	$ 908,597	$ 753,823

Principal Life Insurance Company
Separate Account B

Statements of Operations

Year Ended December 31, 2010

		Van Eck
	Templeton	VIP Global
	Growth Securities	Hard Assets
	Class 2	Class
	Division	Division (1)
Investment income (loss)
Income:
Dividends	$ 16,526	$3,874

Expenses:
Mortality and expense risks	10,105	31,330
Separate account rider charges	–	3,158
Net investment income (loss)	6,421	(30,614)

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(57,415)	34,719
Capital gains distributions	–	–
Total realized gains (losses) on investments	(57,415)	34,719

Change in net unrealized appreciation or depreciation of
investments	115,557	889,614
Net increase (decrease) in net assets resulting from operations	$ 64,563	$893,719

(1) Represented the operations of Van Eck Worldwide Hard Assets Service Class Division until May 24, 2010 name change.

See accompanying notes.

Principal Life Insurance Company
Separate Account B

Statements of Changes in Net Assets

Years Ended December 31, 2010 and 2009, Except as Noted

	AllianceBernstein
	Small Cap
	Growth
	Class A
	Division
	2010	2009
Increase (decrease) in net assets from
Operations:
Net investment income (loss)	$ (32,578)	$ (20,510)
Total realized gains (losses) on investments	(43,302)	(166,124)
Change in net unrealized appreciation or depreciation of investments	767,397	691,114
Net gains (losses) from investments	691,517	504,480

Payment from Affiliate	–	–

Net increase (decrease) in net assets resulting from operations	691,517	504,480

Changes from principal transactions:
Purchase payments, less sales charges, per payment fees
and applicable premium taxes	1,744,627	637,223
Administration charges	(256)	497
Contingent sales charges	(3,083)	(2,152)
Contract terminations	(89,634)	(55,946)
Death benefit payments	(4,534)	(11,558)
Flexible withdrawal option payments	(10,325)	(8,225)
Transfer payments to other contracts	(563,980)	(379,102)
Annuity payments	–	–
Increase (decrease) in net assets from principal transactions	1,072,815	180,737
Total increase (decrease)	1,764,332	685,217

Net assets at beginning of period	1,901,891	1,216,674
Net assets at end of period	$ 3,666,223	$ 1,901,891

(1) Commenced operations May 24, 2010.

See accompanying notes.

American		American		American
Century VP		Century VP		Century VP
Income &		Inflation		Mid Cap
Growth		Protection		Value
Class I		Class II		Class II
Division		Division		Division (1)
2010	2009	2010	2009	2010

$ 30,551	$567,795	$ 274,438	$ 272,679	$ 3,006
(559,787)	(1,338,661)	760,308	43,812	(47)
2,471,742	3,146,056	1,921,335	5,666,482	35,075
1,942,506	2,375,190	2,956,081	5,982,973	38,034

–	–	–	–	–

1,942,506	2,375,190	2,956,081	5,982,973	38,034

2,490,927	1,803,378	17,801,418	29,497,984	696,229
(2,212)	(2,262)	(524,277)	(488,652)	(13)
(16,767)	(20,716)	(92,960)	(74,695)	(283)
(2,127,392)	(1,647,955)	(2,702,278)	(1,941,779)	(13,165)
(168,246)	(82,851)	(187,696)	(302,585)	–
(248,280)	(269,872)	(1,650,662)	(1,451,541)	(600)
(2,723,918)	(2,524,477)	(10,648,255)	(17,713,331)	(57,435)
–	–	–	–	–
(2,795,888)	(2,744,755)	1,995,290	7,525,401	624,733
(853,382)	(369,565)	4,951,371	13,508,374	662,767

17,506,349	17,875,914	81,192,485	67,684,111	–
$ 16,652,967	$17,506,349	$ 86,143,856	$ 81,192,485	$ 662,767

Principal Life Insurance Company
Separate Account B

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2010 and 2009, Except as Noted

	American
	Century VP
	Ultra® Class I
	Division
	2010	2009
Increase (decrease) in net assets from
Operations:
Net investment income (loss)	$ (42,714)	$ (52,284)
Total realized gains (losses) on investments	(139,841)	(425,458)
Change in net unrealized appreciation or depreciation of investments	796,574	1,738,953
Net gains (losses) from investments	614,019	1,261,211

Payment from Affiliate	–	–

Net increase (decrease) in net assets resulting from operations	614,019	1,261,211

Changes from principal transactions:
Purchase payments, less sales charges, per payment fees
and applicable premium taxes	1,149,863	925,765
Administration charges	(841)	(1,023)
Contingent sales charges	(5,595)	(6,412)
Contract terminations	(719,093)	(455,502)
Death benefit payments	(37,156)	(4,646)
Flexible withdrawal option payments	(72,069)	(65,015)
Transfer payments to other contracts	(1,119,308)	(922,283)
Annuity payments	–	–
Increase (decrease) in net assets from principal transactions	(804,199)	(529,116)
Total increase (decrease)	(190,180)	732,095

Net assets at beginning of period	5,125,570	4,393,475
Net assets at end of period	$ 4,935,390	$ 5,125,570

See accompanying notes.

American		American		American
Century VP		Century VP		Century VP
Ultra® Class II		Value Class II		VistaSM Class I
Division		Division		Division
2010	2009	2010	2009	2010	2009

$ (590,139)	$(617,522)	$ 147,761	$969,114	$ (34,221)	$ (28,227)
(1,291,484)	(4,150,471)	(1,570,245)	(3,206,329)	(82,651)	(230,776)
10,029,002	19,391,959	4,086,189	6,029,843	603,706	625,969
8,147,379	14,623,966	2,663,705	3,792,628	486,834	366,966

–	–	–	–	–	–

8,147,379	14,623,966	2,663,705	3,792,628	486,834	366,966

5,804,184	4,811,592	2,352,402	2,251,924	616,017	367,636
(415,629)	(406,928)	(5,580)	(6,597)	(1,345)	(676)
(67,912)	(54,064)	(20,686)	(28,544)	(1,926)	(3,306)
(1,974,165)	(1,405,462)	(2,658,393)	(2,027,589)	(55,989)	(85,936)
(167,511)	(246,233)	(97,077)	(108,521)	–	–
(1,056,494)	(924,179)	(306,613)	(300,913)	(11,534)	(13,556)
(7,699,793)	(9,019,277)	(2,659,838)	(3,620,668)	(243,735)	(303,755)
–	–	–	–	–	–
(5,577,320)	(7,244,551)	(3,395,785)	(3,840,908)	301,488	(39,593)
2,570,059	7,379,415	(732,080)	(48,280)	788,322	327,373

56,071,136	48,691,721	25,911,803	25,960,083	2,219,126	1,891,753
$ 58,641,195	$56,071,136	$ 25,179,723	$25,911,803	$ 3,007,448	$ 2,219,126

Principal Life Insurance Company
Separate Account B

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2010 and 2009, Except as Noted

	Asset
	Allocation
	Division
	2010	2009
Increase (decrease) in net assets from
Operations:
Net investment income (loss)	$ 546,815	$ 784,365
Total realized gains (losses) on investments	(564,387)	(2,124,367)
Change in net unrealized appreciation or depreciation of investments	3,577,611	8,962,274
Net gains (losses) from investments	3,560,039	7,622,272

Payment from Affiliate	–	–

Net increase (decrease) in net assets resulting from operations	3,560,039	7,622,272

Changes from principal transactions:
Purchase payments, less sales charges, per payment fees
and applicable premium taxes	4,942,823	7,596,204
Administration charges	(83,203)	(76,439)
Contingent sales charges	(54,824)	(63,498)
Contract terminations	(5,591,832)	(4,262,157)
Death benefit payments	(339,352)	(445,812)
Flexible withdrawal option payments	(950,906)	(1,059,829)
Transfer payments to other contracts	(5,007,308)	(6,959,658)
Annuity payments	–	–
Increase (decrease) in net assets from principal transactions	(7,084,602)	(5,271,189)
Total increase (decrease)	(3,524,563)	2,351,083

Net assets at beginning of period	52,864,573	50,513,490
Net assets at end of period	$ 49,340,010	$ 52,864,573

See accompanying notes.

		Bond &
		Mortgage		Diversified
Balanced		Securities		Balanced
Division		Division		Division (1)
2010	2009	2010	2009	2010

$ 620,571	$1,512,312	$ 9,970,520	$23,605,608	$ (925,807)
(1,449,570)	(3,562,620)	(3,979,942)	(10,699,786)	(35,682)
5,682,855	9,317,827	18,550,473	27,589,155	10,298,567
4,853,856	7,267,519	24,541,051	40,494,977	9,337,078

–	–	–	–	–

4,853,856	7,267,519	24,541,051	40,494,977	9,337,078

3,795,291	3,008,849	44,539,158	40,475,504	167,126,980
(22,795)	(24,230)	(649,923)	(631,491)	(738,034)
(29,820)	(60,865)	(293,973)	(319,042)	(32,632)
(4,726,211)	(5,096,297)	(24,029,631)	(18,561,331)	(948,604)
(461,889)	(419,374)	(1,212,464)	(1,253,313)	(78,615)
(805,584)	(892,954)	(4,920,415)	(4,865,974)	(728,598)
(3,958,501)	(4,705,157)	(35,710,398)	(42,550,343)	(4,215,033)
–	–	–	–	–
(6,209,509)	(8,190,028)	(22,277,646)	(27,705,990)	160,385,464
(1,355,653)	(922,509)	2,263,405	12,788,987	169,722,542

44,052,089	44,974,598	251,405,465	238,616,478	–
$ 42,696,436	$44,052,089	$ 253,668,870	$251,405,465	$ 169,722,542

Principal Life Insurance Company
Separate Account B

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2010 and 2009, Except as Noted

	Diversified	Diversified
	Growth	International
	Division (1)	Division
	2010	2010	2009
Increase (decrease) in net assets from
Operations:
Net investment income (loss)	$ (1,727,767)	$ 1,461,101	$ 5,922,863
Total realized gains (losses) on investments	42,239	(11,854,379)	(13,975,971)
Change in net unrealized appreciation or depreciation of investments	23,450,808	41,204,160	44,023,516
Net gains (losses) from investments	21,765,280	30,810,882	35,970,408

Payment from Affiliate	–	–	1,400,614

Net increase (decrease) in net assets resulting from operations	21,765,280	30,810,882	37,371,022

Changes from principal transactions:
Purchase payments, less sales charges, per payment fees
and applicable premium taxes	308,672,441	83,449,602	27,906,687
Administration charges	(1,339,585)	(175,231)	(135,344)
Contingent sales charges	(28,332)	(198,144)	(195,065)
Contract terminations	(823,586)	(20,853,137)	(13,396,263)
Death benefit payments	(69,056)	(1,040,554)	(682,131)
Flexible withdrawal option payments	(710,047)	(1,965,128)	(1,774,997)
Transfer payments to other contracts	(3,555,065)	(29,125,870)	(23,879,337)
Annuity payments	–	–	–
Increase (decrease) in net assets from principal transactions	302,146,770	30,091,538	(12,156,450)
Total increase (decrease)	323,912,050	60,902,420	25,214,572

Net assets at beginning of period	–	176,753,296	151,538,724
Net assets at end of period	$ 323,912,050	$ 237,655,716	$ 176,753,296

(1) Commenced operations January 4, 2010.

See accompanying notes.

				Fidelity VIP
Dreyfus IP				Equity-Income
Technology Growth		Equity		Service
Service Shares		Income		Class 2
Division		Division		Division
2010	2009	2010	2009	2010	2009

$ (34,885)	$(16,045)	$ 3,059,518	$ 6,450,341	$ 56,628	$ 246,613
157,688	(79,610)	(6,777,325)	(12,322,227)	(2,350,284)	(4,148,510)
524,178	612,753	26,597,775	31,929,448	7,629,950	13,727,220
646,981	517,098	22,879,968	26,057,562	5,336,294	9,825,323

–	–	–	–	–	–

646,981	517,098	22,879,968	26,057,562	5,336,294	9,825,323

2,145,709	1,961,773	16,368,612	24,940,303	5,221,723	5,816,809
(330)	(152)	(957,659)	(921,639)	(10,314)	(9,988)
(3,434)	(1,997)	(185,773)	(164,248)	(41,954)	(42,835)
(99,818)	(51,910)	(7,857,059)	(6,022,332)	(4,069,770)	(2,646,592)
(11,146)	–	(555,275)	(858,200)	(202,074)	(158,526)
(27,264)	(19,668)	(3,011,898)	(2,693,097)	(439,800)	(424,975)
(1,241,259)	(689,693)	(15,540,669)	(20,643,016)	(6,118,493)	(6,006,640)
–	–	–	–	–	–
762,458	1,198,353	(11,739,721)	(6,362,229)	(5,660,682)	(3,472,747)
1,409,439	1,715,451	11,140,247	19,695,333	(324,388)	6,352,576

2,424,974	709,523	162,643,939	142,948,606	44,737,069	38,384,493
$ 3,834,413	$2,424,974	$ 173,784,186	$ 162,643,939	$ 44,412,681	$ 44,737,069

Principal Life Insurance Company
Separate Account B

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2010 and 2009, Except as Noted

	Fidelity VIP
	Growth
	Service
	Class
	Division
	2010	2009
Increase (decrease) in net assets from
Operations:
Net investment income (loss)	$ (205,764)	$ (172,704)
Total realized gains (losses) on investments	(1,002,072)	(2,250,333)
Change in net unrealized appreciation or depreciation of investments	4,712,691	6,257,651
Net gains (losses) from investments	3,504,855	3,834,614

Payment from Affiliate	–	–

Net increase (decrease) in net assets resulting from operations	3,504,855	3,834,614

Changes from principal transactions:
Purchase payments, less sales charges, per payment fees
and applicable premium taxes	2,324,139	2,055,052
Administration charges	(4,773)	(4,184)
Contingent sales charges	(17,504)	(26,299)
Contract terminations	(2,249,538)	(1,868,100)
Death benefit payments	(39,177)	(57,398)
Flexible withdrawal option payments	(176,492)	(175,207)
Transfer payments to other contracts	(2,455,328)	(2,665,191)
Annuity payments	–	–
Increase (decrease) in net assets from principal transactions	(2,618,673)	(2,741,327)
Total increase (decrease)	886,182	1,093,287

Net assets at beginning of period	17,733,739	16,640,452
Net assets at end of period	$ 18,619,921	$ 17,733,739

See accompanying notes.

Fidelity VIP		Fidelity VIP		Fidelity VIP
Growth		Overseas		Contrafund
Service		Service		Service
Class 2		Class 2		Class
Division		Division		Division
2010	2009	2010	2009	2010	2009

$ (92,691)	$(67,930)	$ (66,247)	$224,314	$ (193,143)	$(58,306)
(144,375)	(406,451)	(2,781,420)	(3,702,872)	(2,632,949)	(5,878,582)
1,585,330	1,755,226	8,085,668	12,911,110	11,543,118	22,943,510
1,348,264	1,280,845	5,238,001	9,432,552	8,717,026	17,006,622

–	–	–	–	–	–

1,348,264	1,280,845	5,238,001	9,432,552	8,717,026	17,006,622

1,433,490	787,271	6,719,933	8,913,658	8,638,329	9,189,048
(975)	(728)	(228,818)	(213,855)	(19,698)	(23,142)
(13,930)	(9,697)	(65,891)	(48,344)	(66,908)	(90,727)
(404,935)	(252,078)	(1,915,408)	(1,256,750)	(8,598,547)	(6,444,754)
(6,620)	(51,568)	(178,321)	(250,244)	(211,646)	(291,957)
(19,101)	(15,040)	(623,232)	(553,958)	(763,928)	(852,097)
(786,613)	(542,695)	(6,884,924)	(7,206,063)	(10,382,093)	(10,133,864)
–	–	–	–	–	–
201,316	(84,535)	(3,176,661)	(615,556)	(11,404,491)	(8,647,493)
1,549,580	1,196,310	2,061,340	8,816,996	(2,687,465)	8,359,129

6,438,269	5,241,959	46,197,413	37,380,417	66,028,352	57,669,223
$ 7,987,849 $	6,438,269	$ 48,258,753 $	46,197,413	$ 63,340,887 $	66,028,352

Principal Life Insurance Company
Separate Account B

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2010 and 2009, Except as Noted

	Fidelity VIP
	Contrafund
	Service
	Class 2
	Division
	2010	2009
Increase (decrease) in net assets from
Operations:
Net investment income (loss)	$ (142,296)	$ (37,040)
Total realized gains (losses) on investments	(1,800,418)	(3,922,022)
Change in net unrealized appreciation or depreciation of investments	8,468,091	13,888,919
Net gains (losses) from investments	6,525,377	9,929,857

Payment from Affiliate	–	–

Net increase (decrease) in net assets resulting from operations	6,525,377	9,929,857

Changes from principal transactions:
Purchase payments, less sales charges, per payment fees
and applicable premium taxes	8,804,155	13,945,048
Administration charges	(154,490)	(126,956)
Contingent sales charges	(54,381)	(40,831)
Contract terminations	(1,580,825)	(1,061,440)
Death benefit payments	(112,297)	(53,723)
Flexible withdrawal option payments	(541,390)	(418,219)
Transfer payments to other contracts	(6,184,787)	(9,543,718)
Annuity payments	–	–
Increase (decrease) in net assets from principal transactions	175,985	2,700,161
Total increase (decrease)	6,701,362	12,630,018

Net assets at beginning of period	41,367,396	28,737,378
Net assets at end of period	$ 48,068,758	$ 41,367,396

(1) Commenced operations January 4, 2010.

See accompanying notes.

Fidelity VIP		Franklin	Goldman Sachs
Mid Cap		Small Cap	VIT Mid Cap
Service		Value Securities	Value
Class 2		Class 2	Institutional Class
Division		Division (1)	Division
2010	2009	2010	2010	2009

$ (114,477)	$(53,524)	$ (1,421)	$ (122,463)	$60,019
(70,619)	(695,464)	(3,573)	(957,236)	(1,324,415)
2,481,192	2,625,370	66,500	4,428,358	4,974,063
2,296,096	1,876,382	61,506	3,348,659	3,709,667

–	–	–	–	–

2,296,096	1,876,382	61,506	3,348,659	3,709,667

4,968,450	2,791,365	471,143	2,024,312	1,518,621
(1,311)	(1,225)	(30)	(2,442)	(2,093)
(14,073)	(6,736)	(325)	(26,617)	(20,853)
(409,086)	(175,119)	(9,452)	(773,746)	(542,100)
(18,318)	(4,269)	–	(83,391)	(90,249)
(86,643)	(53,986)	(945)	(109,723)	(105,440)
(1,522,578)	(2,015,920)	(74,595)	(2,897,871)	(1,500,777)
–	–	–	–	–
2,916,441	534,110	385,796	(1,869,478)	(742,891)
5,212,537	2,410,492	447,302	1,479,181	2,966,776

7,571,279	5,160,787	–	15,906,098	12,939,322
$ 12,783,816	$7,571,279	$ 447,302	$ 17,385,279	$15,906,098

Principal Life Insurance Company
Separate Account B

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2010 and 2009, Except as Noted

	Goldman Sachs
	VIT Structured
	Small Cap
	Equity Service
	Institutional Class
	Division
	2010	2009
Increase (decrease) in net assets from
Operations:
Net investment income (loss)	$ (40,788)	$ (3,847)
Total realized gains (losses) on investments	(382,309)	(506,526)
Change in net unrealized appreciation or depreciation of investments	1,656,732	1,344,984
Net gains (losses) from investments	1,233,635	834,611

Payment from Affiliate	–	–

Net increase (decrease) in net assets resulting from operations	1,233,635	834,611

Changes from principal transactions:
Purchase payments, less sales charges, per payment fees
and applicable premium taxes	1,587,957	1,035,644
Administration charges	(340)	(240)
Contingent sales charges	(4,757)	(4,419)
Contract terminations	(138,296)	(114,889)
Death benefit payments	(11,621)	(28,786)
Flexible withdrawal option payments	(36,422)	(30,460)
Transfer payments to other contracts	(1,036,777)	(587,474)
Annuity payments	–	–
Increase (decrease) in net assets from principal transactions	359,744	269,376
Total increase (decrease)	1,593,379	1,103,987

Net assets at beginning of period	4,413,535	3,309,548
Net assets at end of period	$ 6,006,914	$ 4,413,535

(1) Represented the operations of Mortgage Securities Division until July 16, 2010 name change.

See accompanying notes.

Government
& High		International		Invesco V.I.
Quality		Emerging		Basic Value
Bond		Markets		Series I
Division (1)		Division		Division (1)
2010	2009	2010	2009	2010	2009

$ 4,558,366	$ 10,515,508	$ (154,429)	$530,481	$ (28,472)	$19,948
286,309	(3,911,795)	(2,997,495)	(7,529,278)	(286,584)	(391,908)
(4,840,933)	1,430,068	19,109,070	46,845,737	595,238	1,033,694
3,742	8,033,781	15,957,146	39,846,940	280,182	661,734

–	–	–	227,485	–	–

3,742	8,033,781	15,957,146	40,074,425	280,182	661,734

242,212,813	48,967,188	20,410,810	26,921,227	1,321,562	3,293,374
(172,401)	(259,983)	(31,047)	(34,533)	(18,441)	(6,369)
(133,810)	(356,748)	(109,508)	(108,918)	(2,778)	(1,121)
(13,446,110)	(22,658,992)	(8,937,298)	(6,250,338)	(80,750)	(29,143)
(560,683)	(1,856,753)	(297,642)	(245,306)	–	–
(2,494,705)	(5,647,970)	(753,763)	(681,082)	(36,929)	(20,178)
(21,213,328)	(54,153,629)	(20,826,156)	(18,603,895)	(695,324)	(1,209,853)
–	–	–	–	–	–
204,191,776	(35,966,887)	(10,544,604)	997,155	487,340	2,026,710
204,195,518	(27,933,106)	5,412,542	41,071,580	767,522	2,688,444

12,511,127	237,196,678	103,506,306	62,434,726	3,530,464	842,020
$ 216,706,645	$ 209,263,572	$ 108,918,848	$103,506,306	$ 4,297,986	$3,530,464

Principal Life Insurance Company
Separate Account B

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2010 and 2009, Except as Noted

	Invesco V.I.
	Capital
	Appreciation
	Series I
	Division (2)
	2010	2009
Increase (decrease) in net assets from
Operations:
Net investment income (loss)	$ (33,140)	$ (39,565)
Total realized gains (losses) on investments	(334,552)	(676,702)
Change in net unrealized appreciation or depreciation of investments	1,119,430	1,709,991
Net gains (losses) from investments	751,738	993,724

Payment from Affiliate	–	–

Net increase (decrease) in net assets resulting from operations	751,738	993,724

Changes from principal transactions:
Purchase payments, less sales charges, per payment fees
and applicable premium taxes	601,321	872,366
Administration charges	(1,708)	(1,974)
Contingent sales charges	(5,723)	(9,975)
Contract terminations	(735,478)	(708,562)
Death benefit payments	(53,857)	(71,879)
Flexible withdrawal option payments	(80,141)	(88,229)
Transfer payments to other contracts	(639,019)	(935,570)
Annuity payments	–	–
Increase (decrease) in net assets from principal transactions	(914,605)	(943,823)
Total increase (decrease)	(162,867)	49,901

Net assets at beginning of period	6,191,048	6,141,147
Net assets at end of period	$ 6,028,181	$ 6,191,048

(1) Represented the operations of AIM V.I. Basic Value Series I Division until May 24, 2010 name change.
(2) Represented the operations of AIM V.I. Capital Appreciation Series I Division until May 24, 2010 name change.
(3) Represented the operations of AIM V.I. Core Equity Series I Division until May 24, 2010 name change.
(4) Represented the operations of AIM V.I. Dynamics Series I Division until May 24, 2010 name change.

See accompanying notes.

				Invesco V.I.
Invesco V.I.		Invesco V.I.		Global
Core Equity		Dynamics		Health Care
Series I		Series I		Series I
Division (3)		Division (4)		Division (1)
2010	2009	2010	2009	2010	2009

$ (112,698)	$121,432	$ (37,357)	$(30,869)	$ (111,018)	$(90,476)
(112,947)	(1,517,994)	(44,243)	(134,599)	(32,163)	(442,399)
2,312,679	8,101,356	546,285	855,375	378,037	2,350,276
2,087,034	6,704,794	464,685	689,907	234,856	1,817,401

–	–	–	–	–	–

2,087,034	6,704,794	464,685	689,907	234,856	1,817,401

3,950,956	3,505,455	767,960	402,387	1,458,804	1,239,351
(10,108)	(15,645)	(403)	(274)	(2,259)	(3,225)
(34,569)	(49,692)	(1,203)	(1,450)	(8,394)	(12,526)
(4,442,592)	(3,529,853)	(154,573)	(102,974)	(1,078,737)	(889,779)
(192,129)	(207,348)	(1,564)	–	(14,101)	(65,830)
(453,455)	(516,173)	(35,318)	(27,877)	(105,223)	(99,921)
(4,708,330)	(4,455,884)	(765,295)	(291,792)	(1,817,706)	(1,735,382)
–	–	–	–	–	–
(5,890,227)	(5,269,140)	(190,396)	(21,980)	(1,567,616)	(1,567,312)
(3,803,193)	1,435,654	274,289	667,927	(1,332,760)	250,089

31,520,243	30,084,589	2,467,745	1,799,818	8,655,471	8,405,382
$ 27,717,050	$31,520,243	$ 2,742,034	$2,467,745	$ 7,322,711	$8,655,471

Principal Life Insurance Company
Separate Account B

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2010 and 2009, Except as Noted

	Invesco V.I.
	International
	Growth
	Series I
	Division (2)
	2010	2009
Increase (decrease) in net assets from
Operations:
Net investment income (loss)	$ 44,934	$ 21,905
Total realized gains (losses) on investments	185,539	45,012
Change in net unrealized appreciation or depreciation of investments	256,168	300,228
Net gains (losses) from investments	486,641	367,145

Payment from Affiliate	–	–

Net increase (decrease) in net assets resulting from operations	486,641	367,145

Changes from principal transactions:
Purchase payments, less sales charges, per payment fees
and applicable premium taxes	2,100,832	3,315,133
Administration charges	(22,621)	(7,154)
Contingent sales charges	(2,623)	(670)
Contract terminations	(76,253)	(17,430)
Death benefit payments	(11,194)	–
Flexible withdrawal option payments	(13,032)	(3,233)
Transfer payments to other contracts	(1,162,177)	(522,784)
Annuity payments	–	–
Increase (decrease) in net assets from principal transactions	812,932	2,763,862
Total increase (decrease)	1,299,573	3,131,007

Net assets at beginning of period	3,242,642	111,635
Net assets at end of period	$ 4,542,215	$ 3,242,642

(1) Represented the operations of AIM V.I. Global Health Care Series I Division until May 24, 2010 name change.
(2) Represented the operations of AIM V.I. International Growth Series I Division until May 24, 2010 name change.
(3) Represented the operations of AIM V.I. Small Cap Equity Series I Division until May 24, 2010 name change.
(4) Represented the operations of AIM V.I. Technology Series I Division until May 24, 2010 name change.

See accompanying notes.

Invesco V.I.
Small Cap		Invesco V.I.		Janus Aspen
Equity		Technology		Enterprise
Series I		Series I		Service Shares
Division (3)		Division (4)		Division
2010	2009	2010	2009	2010	2009

$ (90,255)	$(52,729)	$ (70,243)	$(58,165)	$ (158,635)	$(151,366)
(163,779)	(493,994)	169,058	(265,623)	533,965	(266,512)
1,783,127	1,327,760	669,793	2,049,011	2,130,642	4,221,108
1,529,093	781,037	768,608	1,725,223	2,505,972	3,803,230

–	–	–	–	–	–

1,529,093	781,037	768,608	1,725,223	2,505,972	3,803,230

3,095,836	2,112,745	1,232,579	2,772,736	2,686,021	2,939,018
(10,507)	(4,196)	(788)	(800)	(4,956)	(4,600)
(7,990)	(6,954)	(4,092)	(6,207)	(13,858)	(20,597)
(607,474)	(385,147)	(525,819)	(440,936)	(1,780,881)	(1,463,064)
–	(2,057)	(12,279)	(2,564)	(44,331)	(33,604)
(58,290)	(49,723)	(58,983)	(54,851)	(119,025)	(103,710)
(2,078,242)	(856,179)	(1,806,368)	(1,402,634)	(3,046,261)	(2,644,969)
–	–	–	–	–	–
333,333	808,489	(1,175,750)	864,744	(2,323,291)	(1,331,526)
1,862,426	1,589,526	(407,142)	2,589,967	182,681	2,471,704

5,661,780	4,072,254	5,387,926	2,797,959	12,455,300	9,983,596
$ 7,524,206	$5,661,780	$ 4,980,784	$5,387,926	$ 12,637,981	$12,455,300

Principal Life Insurance Company
Separate Account B

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2010 and 2009, Except as Noted

	LargeCap
	Blend II
	Division
	2010	2009
Increase (decrease) in net assets from
Operations:
Net investment income (loss)	$ 1,577,002	$ 627,062
Total realized gains (losses) on investments	(13,547,114)	(18,529,982)
Change in net unrealized appreciation or depreciation of investments	29,104,152	53,189,814
Net gains (losses) from investments	17,134,040	35,286,894

Payment from Affiliate	–	–

Net increase (decrease) in net assets resulting from operations	17,134,040	35,286,894

Changes from principal transactions:
Purchase payments, less sales charges, per payment fees
and applicable premium taxes	13,666,603	15,531,306
Administration charges	(513,440)	(494,973)
Contingent sales charges	(168,175)	(160,666)
Contract terminations	(10,228,041)	(6,903,254)
Death benefit payments	(596,049)	(549,741)
Flexible withdrawal option payments	(2,175,126)	(2,070,360)
Transfer payments to other contracts	(18,994,330)	(20,208,857)
Annuity payments	–	–
Increase (decrease) in net assets from principal transactions	(19,008,558)	(14,856,545)
Total increase (decrease)	(1,874,518)	20,430,349

Net assets at beginning of period	159,053,183	138,622,834
Net assets at end of period	$ 157,178,665	$ 159,053,183

See accompanying notes.

LargeCap		LargeCap		LargeCap
Growth		Growth I		S&P 500 Index
Division		Division		Division
2010	2009	2010	2009	2010	2009

$ (671,425)	$(249,736)	$ (1,337,102)	$(1,315,070)	$ 93,979	$ 2,638,665
(1,742,652)	(4,338,986)	1,092,996	(5,247,795)	(1,594,164)	(5,206,106)
11,215,610	16,423,590	18,663,714	47,815,801	12,961,305	21,526,447
8,801,533	11,834,868	18,419,608	41,252,936	11,461,120	18,959,006

–	–	–	–	–	–

8,801,533	11,834,868	18,419,608	41,252,936	11,461,120	18,959,006

7,251,506	10,816,058	11,784,858	14,510,734	13,879,610	20,108,044
(42,808)	(30,632)	(49,859)	(55,033)	(88,023)	(75,090)
(63,449)	(68,840)	(116,292)	(148,786)	(101,014)	(103,986)
(7,830,935)	(5,744,258)	(13,903,485)	(10,502,632)	(9,600,569)	(7,299,942)
(304,349)	(283,667)	(527,879)	(388,950)	(434,663)	(301,693)
(838,589)	(862,829)	(1,263,671)	(1,262,028)	(1,275,326)	(1,185,059)
(6,774,576)	(6,468,722)	(16,245,613)	(14,443,115)	(13,228,319)	(16,218,037)
–	–	–	–	–	–
(8,603,200)	(2,642,890)	(20,321,941)	(12,289,810)	(10,848,304)	(5,075,763)
198,333	9,191,978	(1,902,333)	28,963,126	612,816	13,883,243

58,964,306	49,772,328	118,872,817	89,909,691	96,031,039	82,147,796
$ 59,162,639	$58,964,306	$ 116,970,484	$118,872,817	$ 96,643,855	$ 96,031,039

Principal Life Insurance Company
Separate Account B

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2010 and 2009, Except as Noted

	LargeCap
	Value
	Division
	2010	2009
Increase (decrease) in net assets from
Operations:
Net investment income (loss)	$ 486,594	$ 3,407,443
Total realized gains (losses) on investments	(7,684,280)	(11,114,027)
Change in net unrealized appreciation or depreciation of investments	18,508,724	20,128,881
Net gains (losses) from investments	11,311,038	12,422,297

Payment from Affiliate	–	–

Net increase (decrease) in net assets resulting from operations	11,311,038	12,422,297

Changes from principal transactions:
Purchase payments, less sales charges, per payment fees
and applicable premium taxes	9,204,068	11,026,669
Administration charges	(91,018)	(81,254)
Contingent sales charges	(80,753)	(96,595)
Contract terminations	(10,782,779)	(9,080,750)
Death benefit payments	(578,550)	(476,724)
Flexible withdrawal option payments	(1,450,105)	(1,492,304)
Transfer payments to other contracts	(9,169,429)	(10,343,707)
Annuity payments	–	(12,850)
Increase (decrease) in net assets from principal transactions	(12,948,566)	(10,557,515)
Total increase (decrease)	(1,637,528)	1,864,782

Net assets at beginning of period	99,153,018	97,288,236
Net assets at end of period	$ 97,515,490	$ 99,153,018

(1) Commenced operations May 18, 2009.

See accompanying notes.

		MFS® VIT		MFS® VIT
LargeCap		Utilities		Value
Value III		Service Class		Service Class
Division		Division (1)		Division (1)
2010	2009	2010	2009	2010	2009

$ 450,497	$ 2,614,336	$ 8,334	$ (1,958)	$ (1,691)	$ (1,318)
(7,283,917)	(10,525,317)	74,067	1,718	14,171	322
20,429,154	28,295,999	106,217	34,374	81,718	16,481
13,595,734	20,385,018	188,618	34,134	94,198	15,485

–	–	–	–	–	–

13,595,734	20,385,018	188,618	34,134	94,198	15,485

11,277,960	18,684,348	1,454,362	567,866	1,114,778	453,116
(457,465)	(432,107)	(51)	(14)	–	–
(137,010)	(132,166)	(1,490)	(195)	(3,630)	–
(8,260,591)	(5,630,936)	(43,320)	(5,068)	(105,523)	–
(485,794)	(662,047)	(9,885)	–	–	–
(1,825,716)	(1,674,043)	(7,586)	(860)	(14,598)	(1,110)
(15,364,407)	(15,358,813)	(554,814)	(2,363)	(93,310)	(217)
–	–	–	–	–	–
(15,253,023)	(5,205,764)	837,216	559,366	897,717	451,789
(1,657,289)	15,179,254	1,025,834	593,500	991,915	467,274

128,180,205	113,000,951	593,500	–	467,274	–
$ 126,522,916	$ 128,180,205	$ 1,619,334	$ 593,500	$ 1,459,189	$ 467,274

Principal Life Insurance Company
Separate Account B

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2010 and 2009, Except as Noted

	MidCap
	Blend
	Division
	2010	2009
Increase (decrease) in net assets from
Operations:
Net investment income (loss)	$ 3,923,322	$ (1,023,661)
Total realized gains (losses) on investments	(2,886,295)	(2,729,529)
Change in net unrealized appreciation or depreciation of investments	69,136,060	64,122,590
Net gains (losses) from investments	70,173,087	60,369,400

Payment from Affiliate	–	–

Net increase (decrease) in net assets resulting from operations	70,173,087	60,369,400

Changes from principal transactions:
Purchase payments, less sales charges, per payment fees
and applicable premium taxes	137,908,371	26,474,039
Administration charges	(520,593)	(379,083)
Contingent sales charges	(302,627)	(279,436)
Contract terminations	(29,584,893)	(18,592,252)
Death benefit payments	(1,349,068)	(1,162,401)
Flexible withdrawal option payments	(3,903,130)	(3,113,784)
Transfer payments to other contracts	(38,873,256)	(29,620,513)
Annuity payments	–	–
Increase (decrease) in net assets from principal transactions	63,374,804	(26,673,430)
Total increase (decrease)	133,547,891	33,695,970

Net assets at beginning of period	245,427,397	211,731,427
Net assets at end of period	$ 378,975,288	$ 245,427,397

(1) Commenced operations May 18, 2009.

See accompanying notes.

		Neuberger		Neuberger
		Berman AMT		Berman AMT
Money		Partners		Small-Cap Growth
Market		I Class		S Class
Division		Division		Division
2010	2009	2010	2009	2010	2009

$ (1,729,480)	$(2,303,892)	$ (41,746)	$51,782	$ (41,272)	$(31,528)
–	–	(1,249,499)	(678,472)	(127,142)	(182,188)
–	–	1,843,911	2,281,197	662,737	656,221
(1,729,480)	(2,303,892)	552,666	1,654,507	494,323	442,505

–	–	–	–	–	–

(1,729,480)	(2,303,892)	552,666	1,654,507	494,323	442,505

86,669,046	140,034,568	1,308,429	1,866,255	455,558	743,271
(94,360)	(126,906)	(1,956)	(2,685)	(4,470)	(1,993)
(367,729)	(839,531)	(5,883)	(10,700)	(5,416)	(3,107)
(35,749,865)	(53,581,426)	(171,004)	(278,158)	(157,437)	(80,767)
(728,322)	(1,224,123)	(2,470)	(13,454)	(1,008)	(25,615)
(3,831,014)	(6,391,469)	(55,110)	(58,279)	(8,447)	(6,871)
(93,753,335)	(155,305,962)	(1,692,597)	(1,453,347)	(342,299)	(248,380)
–	–	–	–	–	–
(47,855,579)	(77,434,849)	(620,591)	49,632	(63,519)	376,538
(49,585,059)	(79,738,741)	(67,925)	1,704,139	430,804	819,043

164,648,786	244,387,527	5,363,788	3,659,649	2,780,445	1,961,402
$ 115,063,727	$164,648,786	$ 5,295,863	$5,363,788	$ 3,211,249	$2,780,445

Principal Life Insurance Company
Separate Account B

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2010 and 2009, Except as Noted

	Neuberger
	Berman AMT
	Socially
	Responsive
	I Class
	Division
	2010	2009
Increase (decrease) in net assets from
Operations:
Net investment income (loss)	$ (78,264)	$ 39,387
Total realized gains (losses) on investments	(167,982)	(486,365)
Change in net unrealized appreciation or depreciation of investments	1,421,819	1,485,733
Net gains (losses) from investments	1,175,573	1,038,755

Payment from Affiliate	–	–

Net increase (decrease) in net assets resulting from operations	1,175,573	1,038,755

Changes from principal transactions:
Purchase payments, less sales charges, per payment fees
and applicable premium taxes	1,210,736	2,069,639
Administration charges	(31,739)	(22,192)
Contingent sales charges	(4,547)	(2,931)
Contract terminations	(132,176)	(76,199)
Death benefit payments	–	(12,311)
Flexible withdrawal option payments	(71,618)	(53,576)
Transfer payments to other contracts	(1,110,916)	(1,171,851)
Annuity payments	–	–
Increase (decrease) in net assets from principal transactions	(140,260)	730,579
Total increase (decrease)	1,035,313	1,769,334

Net assets at beginning of period	5,324,126	3,554,792
Net assets at end of period	$ 6,359,439	$ 5,324,126

(1) Commenced operations May 18, 2009.
(2) Commenced operations January 4, 2010.

See accompanying notes.

PIMCO		PIMCO	PIMCO
All Asset		High Yield	Total Return
Administrative		Administrative	Administrative
Class		Class	Class
Division (1)		Division (2)	Division (1)
2010	2009	2010	2010	2009

$ 107,337	$ 21,818	$ 225,364	$ 127,743	$ 23,995
40,454	383	22,452	581,708	115,495
(18,155)	(4,995)	154,234	(118,884)	(94,655)
129,636	17,206	402,050	590,567	44,835

–	–	–	–	–

129,636	17,206	402,050	590,567	44,835

3,247,556	526,311	9,461,212	16,246,914	4,352,008
–	–	(120)	(2,085)	(431)
(5,528)	(21)	(2,526)	(21,929)	(943)
(160,710)	(549)	(73,434)	(637,462)	(24,524)
–	–	–	–	–
(12,414)	(2,012)	(63,468)	(87,070)	(7,406)
(723,485)	(22,427)	(1,671,229)	(3,752,767)	(90,624)
–	–	–	–	–
2,345,419	501,302	7,650,435	11,745,601	4,228,080
2,475,055	518,508	8,052,485	12,336,168	4,272,915

518,508	–	–	4,272,915	–
$ 2,993,563	$ 518,508	$ 8,052,485	$ 16,609,083	$ 4,272,915

Principal Life Insurance Company
Separate Account B

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2010 and 2009, Except as Noted

	Principal
	Capital
	Appreciation
	Division
	2010	2009
Increase (decrease) in net assets from
Operations:
Net investment income (loss)	$ 24,228	$ 9,333
Total realized gains (losses) on investments	15,974	(229,646)
Change in net unrealized appreciation or depreciation of investments	811,449	1,068,023
Net gains (losses) from investments	851,651	847,710

Payment from Affiliate	–	–

Net increase (decrease) in net assets resulting from operations	851,651	847,710

Changes from principal transactions:
Purchase payments, less sales charges, per payment fees
and applicable premium taxes	3,157,804	2,422,377
Administration charges	(858)	(753)
Contingent sales charges	(8,347)	(10,329)
Contract terminations	(246,490)	(268,506)
Death benefit payments	–	(100)
Flexible withdrawal option payments	(26,256)	(12,075)
Transfer payments to other contracts	(931,611)	(388,291)
Annuity payments	–	–
Increase (decrease) in net assets from principal transactions	1,944,242	1,742,323
Total increase (decrease)	2,795,893	2,590,033

Net assets at beginning of period	4,670,335	2,080,302
Net assets at end of period	$ 7,466,228	$ 4,670,335

(1) Commenced operations May 18, 2009.

See accompanying notes.

Principal
LifeTime		Principal		Principal
Strategic		LifeTime		LifeTime
Income		2010		2020
Division		Division		Division
2010	2009	2010	2009	2010	2009

$ 805,291	$707,519	$ 1,167,031	$957,606	$ 4,074,038	$2,805,156
(455,593)	(961,835)	(759,757)	(2,170,048)	(3,236,673)	(6,294,996)
1,786,753	3,352,920	4,249,324	8,075,389	20,442,319	35,355,976
2,136,451	3,098,604	4,656,598	6,862,947	21,279,684	31,866,136

–	–	–	–	–	–

2,136,451	3,098,604	4,656,598	6,862,947	21,279,684	31,866,136

4,474,233	7,079,955	2,567,643	6,483,192	9,908,242	25,585,481
(88,223)	(74,647)	(197,749)	(176,812)	(1,087,442)	(976,324)
(30,608)	(37,285)	(33,120)	(41,009)	(162,896)	(127,952)
(1,007,706)	(1,369,806)	(1,221,518)	(1,276,749)	(5,377,594)	(3,745,649)
(47,121)	(56,790)	(41,596)	(138,742)	(69,931)	(126,371)
(796,060)	(679,028)	(776,295)	(602,008)	(2,035,658)	(1,574,066)
(1,776,834)	(2,991,096)	(1,728,939)	(3,426,459)	(6,729,623)	(9,905,324)
–	–	–	–	–	–
727,681	1,871,303	(1,431,574)	821,413	(5,554,902)	9,129,795
2,864,132	4,969,907	3,225,024	7,684,360	15,724,782	40,995,931

21,415,422	16,445,515	37,829,730	30,145,370	160,531,441	119,535,510
$ 24,279,554	$21,415,422	$ 41,054,754	$37,829,730	$ 176,256,223	$160,531,441

Principal Life Insurance Company
Separate Account B

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2010 and 2009, Except as Noted

	Principal
	LifeTime
	2030
	Division
	2010	2009
Increase (decrease) in net assets from
Operations:
Net investment income (loss)	$ 538,996	$ 153,699
Total realized gains (losses) on investments	(671,448)	(1,423,054)
Change in net unrealized appreciation or depreciation of investments	7,680,659	9,452,110
Net gains (losses) from investments	7,548,207	8,182,755

Payment from Affiliate	–	–

Net increase (decrease) in net assets resulting from operations	7,548,207	8,182,755

Changes from principal transactions:
Purchase payments, less sales charges, per payment fees
and applicable premium taxes	9,586,592	28,666,861
Administration charges	(308,795)	(131,539)
Contingent sales charges	(52,401)	(31,211)
Contract terminations	(1,732,840)	(1,083,295)
Death benefit payments	(288,089)	(236,074)
Flexible withdrawal option payments	(301,447)	(135,640)
Transfer payments to other contracts	(2,677,074)	(2,974,993)
Annuity payments	–	–
Increase (decrease) in net assets from principal transactions	4,225,946	24,074,109
Total increase (decrease)	11,774,153	32,256,864

Net assets at beginning of period	51,252,035	18,995,171
Net assets at end of period	$ 63,026,188	$ 51,252,035

See accompanying notes.

Principal		Principal
LifeTime		LifeTime		Real Estate
2040		2050		Securities
Division		Division		Division
2010	2009	2010	2009	2010	2009

$ 79,228	$ 95,589	$ 38,758	$ 39,632	$ 1,157,863	$1,626,108
(226,962)	(807,702)	(178,133)	(374,623)	(5,161,508)	(9,695,036)
1,432,053	2,436,867	885,658	1,361,523	19,836,091	23,372,325
1,284,319	1,724,754	746,283	1,026,532	15,832,446	15,303,397

–	–	–	–	–	–

1,284,319	1,724,754	746,283	1,026,532	15,832,446	15,303,397

2,263,592	776,432	957,796	825,814	14,149,521	10,938,745
(5,625)	(6,005)	(4,071)	(4,062)	(36,482)	(23,572)
(13,978)	(19,433)	(16,913)	(10,620)	(80,722)	(85,282)
(458,866)	(569,704)	(538,020)	(301,320)	(8,365,048)	(5,056,623)
(7,889)	(7,779)	(11,877)	(16,907)	(214,808)	(233,554)
(34,805)	(37,684)	(13,389)	(7,062)	(842,153)	(769,249)
(370,490)	(815,493)	(308,448)	(350,586)	(16,962,039)	(11,856,556)
–	–	–	–	–	–
1,371,939	(679,666)	65,078	135,257	(12,351,731)	(7,086,091)
2,656,258	1,045,088	811,361	1,161,789	3,480,715	8,217,306

8,166,861	7,121,773	5,018,211	3,856,422	72,273,908	64,056,602
$ 10,823,119	$ 8,166,861	$ 5,829,572	$ 5,018,211	$ 75,754,623	$72,273,908

Principal Life Insurance Company
Separate Account B

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2010 and 2009, Except as Noted

	SAM
	Balanced
	Portfolio
	Division
	2010	2009
Increase (decrease) in net assets from
Operations:
Net investment income (loss)	$ 14,217,125	$ 9,286,184
Total realized gains (losses) on investments	(5,504,356)	8,364,614
Change in net unrealized appreciation or depreciation of investments	63,623,656	70,590,554
Net gains (losses) from investments	72,336,425	88,241,352

Payment from Affiliate	–	–

Net increase (decrease) in net assets resulting from operations	72,336,425	88,241,352

Changes from principal transactions:
Purchase payments, less sales charges, per payment fees
and applicable premium taxes	105,433,533	300,122,353
Administration charges	(4,193,350)	(2,566,950)
Contingent sales charges	(605,894)	(316,041)
Contract terminations	(22,919,907)	(10,193,525)
Death benefit payments	(2,466,521)	(989,664)
Flexible withdrawal option payments	(6,491,146)	(3,735,981)
Transfer payments to other contracts	(34,379,465)	(22,535,030)
Annuity payments	–	–
Increase (decrease) in net assets from principal transactions	34,377,250	259,785,162
Total increase (decrease)	106,713,675	348,026,514

Net assets at beginning of period	577,353,403	229,326,889
Net assets at end of period	$ 684,067,078	$ 577,353,403

See accompanying notes.

SAM		SAM		SAM
Conservative		Conservative		Flexible
Balanced		Growth		Income
Portfolio		Portfolio		Portfolio
Division		Division		Division
2010	2009	2010	2009	2010	2009

$ 4,391,541	$1,776,281	$ 797,094	$1,159,295	$ 5,717,476	$ 3,054,285
(4,727)	(499,621)	(2,452,442)	(571,701)	213,477	(1,515,430)
10,201,352	18,357,269	7,763,703	7,205,836	6,898,055	15,170,884
14,588,166	19,633,929	6,108,355	7,793,430	12,829,008	16,709,739

–	–	–	–	–	–

14,588,166	19,633,929	6,108,355	7,793,430	12,829,008	16,709,739

37,006,244	79,447,152	18,558,887	19,074,680	48,817,423	79,992,452
(764,225)	(526,866)	(12,646)	(10,488)	(631,403)	(424,123)
(263,131)	(70,890)	(45,962)	(51,719)	(182,162)	(103,063)
(10,891,423)	(2,830,493)	(2,398,833)	(1,684,947)	(9,949,963)	(4,188,488)
(1,294,773)	(708,418)	(69,613)	(56,840)	(1,027,852)	(308,853)
(2,128,515)	(1,547,890)	(317,659)	(197,284)	(2,799,113)	(1,977,476)
(16,681,359)	(14,892,253)	(8,274,489)	(5,754,212)	(18,100,938)	(27,390,453)
–	–	–	–	–	–
4,982,818	58,870,342	7,439,685	11,319,190	16,125,992	45,599,996
19,570,984	78,504,271	13,548,040	19,112,620	28,955,000	62,309,735

138,648,563	60,144,292	41,606,215	22,493,595	128,679,626	66,369,891
$ 158,219,547	$138,648,563	$ 55,154,255	$41,606,215	$ 157,634,626	$ 128,679,626

Principal Life Insurance Company
Separate Account B

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2010 and 2009, Except as Noted

	SAM
	Strategic
	Growth
	Portfolio
	Division
	2010	2009
Increase (decrease) in net assets from
Operations:
Net investment income (loss)	$ 361,862	$ 534,685
Total realized gains (losses) on investments	(1,635,575)	(1,869,905)
Change in net unrealized appreciation or depreciation of investments	5,934,583	7,394,328
Net gains (losses) from investments	4,660,870	6,059,108

Payment from Affiliate	–	–

Net increase (decrease) in net assets resulting from operations	4,660,870	6,059,108

Changes from principal transactions:
Purchase payments, less sales charges, per payment fees
and applicable premium taxes	11,294,806	12,997,019
Administration charges	(9,853)	(8,327)
Contingent sales charges	(29,628)	(30,904)
Contract terminations	(1,432,845)	(1,030,461)
Death benefit payments	(22,366)	(162,037)
Flexible withdrawal option payments	(194,346)	(154,185)
Transfer payments to other contracts	(5,795,059)	(3,839,826)
Annuity payments	–	–
Increase (decrease) in net assets from principal transactions	3,810,709	7,771,279
Total increase (decrease)	8,471,579	13,830,387

Net assets at beginning of period	30,168,999	16,338,612
Net assets at end of period	$ 38,640,578	$ 30,168,999

See accompanying notes.

Short-Term		SmallCap		SmallCap
Income		Blend		Growth II
Division		Division		Division
2010	2009	2010	2009	2010	2009

$ 1,565,188	$ 732,443	$ (276,862)	$(187,424)	$ (379,812)	$(334,253)
796,722	36,022	(1,287,973)	(3,234,069)	(1,702,840)	(2,980,114)
(808,306)	(27,169)	8,337,628	8,913,069	8,475,160	9,861,828
1,553,604	741,296	6,772,793	5,491,576	6,392,508	6,547,461

–	–	–	–	–	–

1,553,604	741,296	6,772,793	5,491,576	6,392,508	6,547,461

183,643,483	27,914,538	4,255,523	3,891,119	4,265,934	3,973,681
(419,629)	(41,399)	(6,109)	(5,822)	(4,281)	(4,289)
(137,473)	(14,072)	(30,986)	(40,202)	(30,774)	(33,592)
(8,429,971)	(777,339)	(4,078,772)	(3,040,478)	(3,151,206)	(2,248,330)
(511,778)	(25,848)	(189,643)	(101,640)	(88,360)	(156,453)
(2,307,768)	(171,549)	(464,462)	(481,547)	(275,807)	(257,904)
(35,083,408)	(4,335,776)	(4,774,757)	(4,385,188)	(4,061,503)	(3,200,018)
–	–	–	–	–	–
136,753,456	22,548,555	(5,289,206)	(4,163,758)	(3,345,997)	(1,926,905)
138,307,060	23,289,851	1,483,587	1,327,818	3,046,511	4,620,556

23,551,170	261,319	33,828,969	32,501,151	28,675,186	24,054,630
$ 161,858,230	$ 23,551,170	$ 35,312,556	$33,828,969	$ 31,721,697	$28,675,186

Principal Life Insurance Company
Separate Account B

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2010 and 2009, Except as Noted

	SmallCap
	Value I
	Division
	2010	2009
Increase (decrease) in net assets from
Operations:
Net investment income (loss)	$ (447,870)	$ 624,402
Total realized gains (losses) on investments	(4,331,528)	(7,979,980)
Change in net unrealized appreciation or depreciation of investments	22,956,837	17,927,225
Net gains (losses) from investments	18,177,439	10,571,647

Payment from Affiliate	–	–

Net increase (decrease) in net assets resulting from operations	18,177,439	10,571,647

Changes from principal transactions:
Purchase payments, less sales charges, per payment fees
and applicable premium taxes	10,555,133	14,066,914
Administration charges	(239,766)	(225,382)
Contingent sales charges	(90,296)	(92,958)
Contract terminations	(6,737,765)	(4,955,267)
Death benefit payments	(332,649)	(290,611)
Flexible withdrawal option payments	(1,045,657)	(972,043)
Transfer payments to other contracts	(14,220,207)	(12,096,755)
Annuity payments	–	–
Increase (decrease) in net assets from principal transactions	(12,111,207)	(4,566,102)
Total increase (decrease)	6,066,232	6,005,545

Net assets at beginning of period	80,631,904	74,626,359
Net assets at end of period	$ 86,698,136	$ 80,631,904

See accompanying notes.

T. Rowe Price		T. Rowe Price		Templeton
Blue Chip		Health		Growth Securities
Growth II		Sciences II		Class 2
Division		Division		Division
2010	2009	2010	2009	2010	2009

$ (77,481)	$(36,101)	$ (75,034)	$ (57,301)	$ 6,421	$25,874
(2,990)	(113,736)	53,728	(215,091)	(57,415)	(126,785)
989,068	1,079,077	775,129	1,376,826	115,557	399,572
908,597	929,240	753,823	1,104,434	64,563	298,661

–	–	–	–	–	–

908,597	929,240	753,823	1,104,434	64,563	298,661

2,224,032	4,043,942	1,757,262	1,763,044	31,844	66,181
(26,186)	(10,208)	(17,383)	(15,729)	–	–
(5,884)	(3,884)	(5,727)	(5,252)	(1,184)	(566)
(171,052)	(100,966)	(166,476)	(136,520)	(139,212)	(101,160)
(9,282)	(3,440)	(505)	(1,801)	(15,881)	(1,386)
(69,273)	(19,803)	(56,228)	(59,291)	(13,131)	(13,106)
(1,148,604)	(1,111,322)	(704,582)	(1,516,653)	(42,253)	(91,497)
–	–	–	–	–	–
793,751	2,794,319	806,361	27,798	(179,817)	(141,534)
1,702,348	3,723,559	1,560,184	1,132,232	(115,254)	157,127

5,001,145	1,277,586	4,868,700	3,736,468	1,315,317	1,158,190
$ 6,703,493	$5,001,145	$ 6,428,884	$ 4,868,700	$ 1,200,063	$1,315,317

Principal Life Insurance Company
Separate Account B

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2010 and 2009, Except as Noted

	Van Eck
	VIP Global
	Hard Assets
	Class
	Division (1)
	2010	2009
Increase (decrease) in net assets from
Operations:
Net investment income (loss)	$ (30,614)	$ (3,425)
Total realized gains (losses) on investments	34,719	19,535
Change in net unrealized appreciation or depreciation of investments	889,614	26,030
Net gains (losses) from investments	893,719	42,140

Payment from Affiliate	–	–

Net increase (decrease) in net assets resulting from operations	893,719	42,140

Changes from principal transactions:
Purchase payments, less sales charges, per payment fees
and applicable premium taxes	3,976,972	1,205,728
Administration charges	(439)	(89)
Contingent sales charges	(2,827)	(478)
Contract terminations	(153,910)	(12,430)
Death benefit payments	–	–
Flexible withdrawal option payments	(10,896)	–
Transfer payments to other contracts	(386,943)	(153,406)
Annuity payments	–	–
Increase (decrease) in net assets from principal transactions	3,421,957	1,039,325
Total increase (decrease)	4,315,676	1,081,465

Net assets at beginning of period	1,081,465	–
Net assets at end of period	$ 5,397,141	$ 1,081,465

(1) Represented the operations of Van Eck Worldwide Hard Assets Service Class Division until May 24, 2010 name change.

See accompanying notes.

Principal Life Insurance Company

Separate Account B

Notes to Financial Statements

December 31, 2010

1. Nature of Operations and Significant Accounting Policies

Principal Life Insurance Company Separate Account B (Separate Account B) is a segregated investment account of Principal Life Insurance Company (Principal Life) and is registered under the Investment Company Act of 1940 as a unit investment trust, with no stated limitations on the number of authorized units. As directed by eligible contractholders, each division of Separate
Account B invests exclusively in shares representing interests in a corresponding investment option. As of December 31, 2010, contractholder investment options include the following open-
end management investment companies:

Principal Variable Contracts Funds, Inc. – Class 1 (1)
Asset Allocation Account
Balanced Account
Bond & Mortgage Securities Account
Diversified International Account
Equity Income Account (3)
Government & High Quality Bond Account (6,10)
International Emerging Markets Account
LargeCap Blend Account II
LargeCap Growth Account
LargeCap Growth Account I
LargeCap S&P 500 Index Account
LargeCap Value Account
LargeCap Value Account III
MidCap Blend Account
Money Market Account
Principal Capital Appreciation Account (4)
Principal LifeTime Strategic Income Account
Principal LifeTime 2010 Account
Principal LifeTime 2020 Account
Principal LifeTime 2030 Account
Principal LifeTime 2040 Account
Principal LifeTime 2050 Account
Real Estate Securities Account
Short-Term Income Account (6)
SmallCap Blend Account
SmallCap Growth Account II
SmallCap Value Account I
Strategic Asset Management Balanced Portfolio (4)
Strategic Asset Management Conservative Balanced Portfolio (4)
Strategic Asset Management Conservative Growth Portfolio (4)
Strategic Asset Management Flexible Income Portfolio (4)
Strategic Asset Management Strategic Growth Portfolio (4)
Principal Variable Contracts Funds, Inc. – Class 2 (1)
Diversified Balanced Account (8)
Diversified Growth Account (8)

Principal Life Insurance Company

Separate Account B

Notes to Financial Statements (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

AllianceBernstein Variable Product Series Fund, Inc:
Small Cap Growth Portfolio – Class A
American Century Investments®:
VP Income & Growth Fund – Class I
VP Inflation Protection Fund – Class II
VP Mid Cap Value Fund – Class II (9)
VP Ultra® Fund – Class I
VP Ultra® Fund – Class II
VP Value Fund – Class II
VP VistaSM Fund – Class I
Dreyfus Investment Portfolios:
Technology Growth Portfolio – Service Shares
Fidelity Variable Insurance Products Fund:
Contrafund Portfolio – Service Class
Contrafund Portfolio – Service Class 2
Equity-Income Portfolio – Service Class 2
Growth Portfolio – Service Class
Growth Portfolio – Service Class 2
Mid Cap Portfolio – Service Class 2
Overseas Portfolio – Service Class 2
Franklin Templeton Variable Insurance Products Trust:
Small Cap Value Securities Fund – Class 2 (8)
Templeton Growth Securities Fund – Class 2
Goldman Sachs Variable Insurance Trust:
Mid Cap Value Fund – Institutional Shares
Structured Small Cap Equity Fund – Institutional Shares
Invesco Variable Insurance Fund:
Basic Value Fund – Series I Shares (11)
Capital Appreciation Fund – Series I Shares (2,12)
Core Equity Fund – Series I Shares (13)
Dynamics Fund – Series I Shares (14)
Global Health Care Fund – Series I Shares (15)
International Growth Fund – Series I Shares (5,16)
Small Cap Equity Fund – Series I Shares (17)
Technology Fund – Series I Shares (18)
Janus Aspen Series:
Janus Aspen Series Enterprise Portfolio – Service Shares
MFS® Variable Insurance Trust:
Utilities Series – S Class (7)
Value Series – S Class (7)
Neuberger Berman Advisors Management Trust:
Partners Portfolio – I Class Shares
Small-Cap Growth Portfolio – S Class Shares
Socially Responsive Portfolio – I Class Shares
PIMCO Variable Insurance Trust:
All Asset Portfolio Administrative Class (7)
High Yield Portfolio Administrative Class (8)
Total Return Portfolio Administrative Class (7)
T. Rowe Price Equity Series, Inc.
Blue Chip Growth Portfolio – II
Health Sciences Portfolio – II
Van Eck VIP Trust:
Global Hard Assets Fund – S Class (7,19)

Principal Life Insurance Company
Separate Account B

Notes to Financial Statements (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

(1) Organized by Principal Life Insurance Company.
(2) Commenced operations April 28, 2006.
(3) Commenced operations January 5, 2007.
(4) Commenced operations May 1, 2007.
(5) Commenced operations May 19, 2008.
(6) Commenced operations November 24, 2008.
(7) Commenced operations May 18, 2009.
(8) Commenced operations January 4, 2010.
(9) Commenced operations May 24, 2010.
(10) Represented the operations of Mortgage Securities Account until July 16, 2010 name change.
(11) Represented the operations of AIM V.I. Basic Value Fund Series I until May 24, 2010 name change.
(12) Represented the operations of AIM V.I. Capital Appreciation Fund Series I until May 24, 2010 name change.
(13) Represented the operations of AIM V.I. Core Equity Fund Series I until May 24, 2010 name change.
(14) Represented the operations of AIM V.I. Dynamics Fund Series I until May 24, 2010 name change.
(15) Represented the operations of AIM V.I. Global Health Care Fund Series I until May 24, 2010 name change.
(16) Represented the operations of AIM V.I. International Growth Fund Series I until May 24, 2010 name change.
(17) Represented the operations of AIM V.I. Small Cap Equity Fund Series I until May 24, 2010 name change.
(18) Represented the operations of AIM V.I. Technology Fund Series I until May 24, 2010 name change.
(19) Represented the operations of Van Eck Worldwide Hard Assets Service Class until May 24, 2010 name change.

Commencement of operations date is the date that the division became available to contractholders.

The assets of Separate Account B are owned by Principal Life. The assets of Separate Account B support the following variable annuity contracts of Principal Life and may not be used to satisfy the liabilities arising from any other business of Principal Life: Bankers Flexible Annuity; Pension
Builder Plus; Pension Builder Plus – Rollover IRA; Personal Variable; Premier Variable; Principal
Freedom Variable Annuity; Principal Freedom Variable Annuity 2; The Principal Variable
Annuity; The Principal Variable Annuity with Purchase Payment Credit Rider; Principal
Investment Plus Variable Annuity, and Principal Investment Plus Variable Annuity with Premium
Payment Credit Rider. Principal Life no longer accepts contributions for Bankers Flexible
Annuity contracts, Pension Builder Plus contracts and Pension Builder Plus-Rollover IRA contracts. Contractholders are being given the option of withdrawing their funds or transferring to another contract. Contributions to the Personal Variable contracts are no longer accepted from new customers, only from existing customers beginning January 1998.

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements and accompanying notes of Separate Account B in accordance with U.S. generally accepted accounting principals requires management to make estimates and assumptions that affect the amounts reported and disclosed. These estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed in the financial statements and accompanying notes.

Principal Life Insurance Company
Separate Account B

Notes to Financial Statements (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

Investments

Investments are stated at the closing net asset values (“NAV”) per share on December 31, 2010.
Net realized gains and losses on sales of investments are determined on the basis of the FIFO method. Dividends are taken into income on an accrual basis as of the ex-dividend date.
Investment transactions are accounted for on a trade date basis.

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels:

• Level 1 – Fair values are based on unadjusted quoted prices in active markets for identical assets or liabilities.
• Level 2 – Fair values are based on inputs other than quoted prices within Level 1 that are observable for the asset or liability, either directly or indirectly.
• Level 3 – Fair values are based on significant unobservable inputs for the asset or liability.

All investments of the open-end management investment companies listed above represent investments in mutual funds for which a daily NAV is calculated and published. Therefore, the investments fall into Level 1 of the fair value hierarchy.

Foreign Tax Withholdings

Principal Life may be entitled to claim a federal income tax credit to the extent foreign income taxes are withheld on investment income allocated to Separate Account B. Principal Life will compensate each separate account division in an amount equal to the tax benefit claimed on its federal income tax return, or subsequently claimed for refund, attributable to foreign taxes on the division’s share of income associated with investments allocated to Separate Account B within a reasonable time of receiving a tax benefit. The amounts presented as payment from affiliate on the Statement of Operations and the Statement of Changes in Net Assets reflect compensation for subsequently claimed refunds.

Principal Life Insurance Company
Separate Account B

Notes to Financial Statements (continued)

2. Expenses and Related Party Transactions

Principal Life is compensated for the following expenses:

Bankers Flexible Annuity contracts – Mortality and expense risks assumed by Principal
Life are compensated for by a daily charge resulting in a reduction of the unit value equivalent to an annual rate of 0.48% of the asset value of each contract. An annual administration charge of $7 for each participant’s account is deducted as compensation for administrative expenses. This charge is collected by redeeming units of the separate account.

Pension Builder Plus and Pension Builder Plus – Rollover IRA contracts – Mortality and expense risks assumed by Principal Life are compensated for by a daily charge resulting in a reduction of the unit value equivalent to an annual rate of 1.50% (1.0% for a Rollover
Individual Retirement Annuity) of the asset value of each contract. A contingent sales charge of up to 7.0% may be deducted from withdrawals made during the first ten years of a contract, except for withdrawals related to death or permanent disability. An annual administration charge will be deducted ranging from a minimum of $25 to a maximum of
$275 depending upon a participant’s investment account values and the number of participants under the retirement plan and their participant investment account value.

Personal Variable contracts – Mortality and expense risks assumed by Principal Life are compensated for by a daily charge resulting in a reduction of the unit value equivalent to an annual rate of 0.64% of the asset value of each contract. The contract provides for recordkeeping and other services and allows the Contractholders, in their sole discretion, a customized Plan-level service package and charges. An annual administration charge of
$34 (increased to $37 if the benefit plan reports are distributed directly to the homes of plan participants) for each participant’s account plus 0.35% of the annual average balance of investment account values which correlate to a plan participant will be deducted on a quarterly basis.

Premier Variable contracts – Mortality and expense risks assumed by Principal Life are compensated for by a daily charge resulting in a reduction of the unit value equivalent to an annual rate of 0.42% of the asset value of each contract. The contract provides for recordkeeping and other services and allows the Contractholders, in their sole discretion, a customized Plan-level service package and charges. The amount varies by Plan document and account balance of contract. Recordkeeping charges are also paid by the
Contractholder. The annual charge ranges from $2,250 to $25,316 plus $10 per participant. The amount varies by total plan participants. There were no contingent sales charges provided for in these contracts.

Principal Life Insurance Company
Separate Account B

Notes to Financial Statements (continued)

2. Expenses and Related Party Transactions (continued)

Principal Freedom Variable Annuity – Mortality and expenses risk assumed by Principal
Life are compensated for by a daily charge resulting in a reduction of the unit value equivalent to an annual rate of 0.85% of the asset value of each contract. A surrender charge up to 6.0% may be deducted from the withdrawals made during the first six years of a contract, except for withdrawals related to death, annuitization, permanent disability, confinement in a health facility, or terminal illness. Principal Life reserves the right to charge an additional administrative fee of up to 0.15% of the asset value of each Division.
This fee is currently being waived.

Principal Freedom Variable Annuity 2 – Mortality and expenses risk assumed by Principal
Life are compensated for by a daily charge resulting in a reduction of the unit value equivalent to an annual rate of 0.95% of the asset value of each contract. A surrender charge up to 3.0% may be deducted from the withdrawals made during the first three years of a contract, except for death, annuitization, permanent disability, confinement in a health facility, or terminal illness. Principal Life reserves the right to charge an additional administrative fee of up to 0.15% of the asset value of each Division. This fee is currently being waived.

The Principal Variable Annuity – Mortality and expense risks assumed by Principal Life are compensated for by a daily charge resulting in a reduction of the unit value equivalent to an annual rate of 1.25% of the asset value of each contract. A surrender charge of up to
6.0% may be deducted from the withdrawals made during the first six years of a contract, except for death, annuitization, permanent disability, confinement in a health care facility, or terminal illness. Principal Life reserves the right to charge an additional administrative fee of up to 0.15% of the asset value of each Division. This fee is currently being waived.
The product also contains an optional purchase payment credit rider, which charges an annual rate of 0.6%. For electing participants, the rider is deducted from the daily unit value. For contracts with the purchase payment credit rider, the maximum surrender charge is 8.0% from withdrawals made during the first eight years.

The Principal Investment Plus Variable Annuity - Mortality and expense risks assumed by
Principal Life are compensated for by a daily charge resulting in a reduction of the unit value equivalent to an annual rate of 1.25% of the asset value of each contract. A surrender charge of up to 6.0% may be deducted from the withdrawals made during the first six years of a contract, except for death, annuitization, permanent disability, confinement in a health care facility, or terminal illness. An annual administration charge of the lesser of 2.0% of the accumulated value or $30 is deducted at the end of the contract year. Principal Life reserves the right to charge an additional administrative fee of up to
0.15% of the asset value of each Division. This fee is currently being waived. The product also contains an optional premium payment credit rider, which charges an

Principal Life Insurance Company
Separate Account B

Notes to Financial Statements (continued)

2. Expenses and Related Party Transactions (continued)

annual rate of 0.6%. For electing participants, the rider is deducted from the daily unit value. For contracts with the premium payment credit rider, the maximum surrender charge is 8.0% from withdrawals made during the first eight years.

During the year ended December 31, 2010, management fees were paid indirectly to Principal
Management Corporation (wholly owned by Principal Financial Services, Inc. ), an affiliate of
Principal Life, in its capacity as advisor to Principal Variable Contracts Fund, Inc. Investment
advisory and management fees are computed on an annual rate of 0.25% of the average daily net assets of the LargeCap S&P 500 Index Account and 0.03% of each of the Principal LifeTime
Accounts’ average daily net assets. Prior to July 1, 2009, the annual rate paid by each Principal
LifeTime Account was 0.1225% of the average daily net assets up to $3 billion and 0.1125% of the average daily net assets over $3 billion. The annual rate paid by the SAM Portfolios is based upon the aggregate average daily net assets (“aggregate net assets”) of the SAM Portfolios. The investment advisory and management fee schedule for the SAM Portfolios is 0.25% of aggregate net assets up to the first $1 billion and 0.20% of aggregate net assets over $1 billion.

The annual rates used in this calculation for each of the other Accounts are as shown in the following tables.

		Net Assets of Accounts (in millions)

					Over
	First $100	Next $100	Next $100	Next $100	$400
Asset Allocation Account	0.80%	0.75%	0.70%	0.65%	0.60%
Balanced Account	0.60	0.55	0.50	0.45	0.40
Bond & Mortgage Securities Account	0.50	0.45	0.40	0.35	0.30
Equity Income Account	0.60	0.55	0.50	0.45	0.40
LargeCap Growth Account I	0.80	0.75	0.70	0.65	0.60
MidCap Blend Account	0.65	0.60	0.55	0.50	0.45
Money Market Account	0.50	0.45	0.40	0.35	0.30
Real Estate Securities Account	0.90	0.85	0.80	0.75	0.70
SmallCap Blend Account	0.85	0.80	0.75	0.70	0.65
SmallCap Growth Account II	1.00	0.95	0.90	0.85	0.80
SmallCap Value Account I	1.10	1.05	1.00	0.95	0.90

Principal Life Insurance Company
Separate Account B

Notes to Financial Statements (continued)

2. Expenses and Related Party Transactions (continued)

				Net Assets of Accounts (in millions)
							Over
			First $250	Next $250	Next $250	Next $250	$1000
Diversified International Account			0.85%	0.80%	0.75%	0.70%	0.65%
International Emerging Markets Account			1.25	1.20	1.15	1.10	1.05
LargeCap Blend Account II			0.75	0.70	0.65	0.60	0.55
LargeCap Value Account			0.60	0.55	0.50	0.45	0.40
LargeCap Value Account III			0.75	0.70	0.65	0.60	0.55

	Net Assets of Accounts				Net Assets of Accounts
		(in millions)			(in millions)
	First	Next	Over			First	Over
	$200	$300	$500			$500	$500
Short-Term				Principal Capital
Income Account	0.50%	0.45%	0.40%	Appreciation Account		0.625%	0.50%

			Net Assets of Accounts (in millions)
				Next $1	Next $1	Over $3
		First $500	Next $500	billion	billion	billion
LargeCap Growth Account		0.68%	0.63%	0.61%	0.56%	0.51%

Net Assets of Accounts
	First $2	Over $2
	billion	billion				Overall Fee
Equity Income	0.50%	0.45%				0.25%
Account			LargeCap S&P 500 Index Account
Government & High
Quality Bond Account	0.50	0.45

		All Assets
Diversified Balanced
Account		.05%
Diversified Growth Account		.05%

Principal Life Insurance Company
Separate Account B

Notes to Financial Statements (continued)

3. Federal Income Taxes

The operations of Separate Account B are a part of the operations of Principal Life. Under current practice, no federal income taxes are allocated by Principal Life to the operations of
Separate Account B.

Principal Life Insurance Company
Separate Account B

Notes to Financial Statements (continued)

4. Purchases and Sales of Investments

The aggregate cost of purchases and proceeds from sales of investments were as follows for the period ended December 31, 2010:

Division:	Purchases	Sales

AllianceBernstein Small Cap Growth Class A Division:	$ 1,744,627	$ 704,390
Principal Investment Plus Variable Annuity	$ 1,360,391	$ 663,994
Principal Investment Plus Variable Annuity with Premium
Payment Credit Rider	384,236	40,396

American Century VP Income & Growth Class I Division:	$ 2,739,657	$ 5,504,994
Principal Freedom Variable Annuity	188,877	610,283
Principal Freedom Variable Annuity 2	1,907	28,458
The Principal Variable Annuity	2,353,299	2,724,032
The Principal Variable Annuity with Purchase Payment
Credit Rider	195,574	2,142,221

American Century VP Inflation Protection Class II Division:	19,182,161	16,912,433
Principal Investment Plus Variable Annuity	15,350,539	13,235,186
Principal Investment Plus Variable Annuity with Premium
Payment Credit Rider	3,831,622	3,677,247

American Century VP Mid Cap Value Class II Division:	700,695	72,956
The Principal Variable Annuity	329,328	7,979
The Principal Variable Annuity with Purchase Payment
Credit Rider	48,346	7,061
Principal Investment Plus Variable Annuity	243,931	57,592
Principal Investment Plus Variable Annuity with Premium
Payment Credit Rider	79,090	324

American Century VP Ultra® Class I Division:	1,176,575	2,023,488
The Principal Variable Annuity	1,073,625	1,141,414
The Principal Variable Annuity with Purchase Payment
Credit Rider	102,950	882,074

Principal Life Insurance Company
Separate Account B

Notes to Financial Statements (continued)

4. Purchases and Sales of Investments (continued)

Division:	Purchases	Sales

American Century VP Ultra® Class II Division:	6,004,248	12,171,707
Principal Investment Plus Variable Annuity	$ 4,627,228	$ 9,112,959
Principal Investment Plus Variable Annuity with Premium
Payment Credit Rider	1,377,020	3,058,748

American Century VP Value Class II Division:	$ 2,854,312	$ 6,102,336
The Principal Variable Annuity	2,144,169	3,693,139
The Principal Variable Annuity with Purchase Payment
Credit Rider	710,143	2,409,197

American Century VP VistaSM Class I Division:	616,017	348,750
Principal Investment Plus Variable Annuity	581,104	300,009
Principal Investment Plus Variable Annuity with Premium
Payment Credit Rider	34,913	48,741

Asset Allocation Division:	6,154,698	12,692,485
Premier Variable	30,381	57,564
The Principal Variable Annuity	3,292,654	8,048,121
The Principal Variable Annuity with Purchase Payment
Credit Rider	493,743	2,122,253
Principal Investment Plus Variable Annuity	1,776,715	1,728,548
Principal Investment Plus Variable Annuity with Premium
Payment Credit Rider	561,205	735,999

Balanced Division:	4,960,949	10,549,887
Personal Variable	77,843	311,177
Premier Variable	471,359	602,464
The Principal Variable Annuity	3,926,011	6,443,708
The Principal Variable Annuity with Purchase Payment
Credit Rider	485,736	3,192,538

Principal Life Insurance Company
Separate Account B

Notes to Financial Statements (continued)

4. Purchases and Sales of Investments (continued)

Division:	Purchases	Sales

Bond & Mortgage Securities Division:	57,961,653	70,268,779
Personal Variable	$ 81,102	$ 124,574
Premier Variable	1,018,377	1,715,870
Principal Freedom Variable Annuity	835,916	1,549,407
Principal Freedom Variable Annuity 2	245,841	220,932
The Principal Variable Annuity	24,878,495	28,211,444
The Principal Variable Annuity with Purchase Payment
Credit Rider	4,106,887	15,722,414
Principal Investment Plus Variable Annuity	21,153,779	17,149,589
Principal Investment Plus Variable Annuity with Premium
Payment Credit Rider	5,641,256	5,574,549

Principal Capital Appreciation Division:	$ 3,390,841	$ 1,294,545
Principal Freedom Variable Annuity 2	12,064	5,273
Principal Investment Plus Variable Annuity	2,577,186	907,645
Principal Investment Plus Variable Annuity with Premium
Payment Credit Rider	801,591	381,627

Diversified Balanced Division:	167,126,980	7,667,323
Principal Investment Plus Variable Annuity	156,621,500	7,501,515
Principal Investment Plus Variable Annuity with Premium
Payment Credit Rider	10,505,480	165,808

Diversified Growth Division:	308,672,441	8,253,438
Principal Investment Plus Variable Annuity	288,247,170	7,544,031
Principal Investment Plus Variable Annuity with Premium
Payment Credit Rider	20,425,271	709,407

Principal Life Insurance Company
Separate Account B

Notes to Financial Statements (continued)

4. Purchases and Sales of Investments (continued)

Division:	Purchases	Sales

Diversified International Division:	87,504,238	55,951,599
Personal Variable	$ 87,994	$ 103,472
Premier Variable	758,587	1,240,851
Principal Freedom Variable Annuity	292,624	1,109,534
Principal Freedom Variable Annuity 2	214,991	227,558
The Principal Variable Annuity	48,509,048	29,175,720
The Principal Variable Annuity with Purchase Payment
Credit Rider	11,852,608	13,375,244
Principal Investment Plus Variable Annuity	18,668,431	8,578,332
Principal Investment Plus Variable Annuity with Premium
Payment Credit Rider	7,119,955	2,140,888

Dreyfus IP Technology Growth Service Shares Division:	2,145,709	1,418,136
Principal Investment Plus Variable Annuity	1,952,178	1,204,771
Principal Investment Plus Variable Annuity with Premium
Payment Credit Rider	193,531	213,365

Equity Income Division:	21,689,441	30,369,644
Premier Variable	25,037	18,029
The Principal Variable Annuity	5,966,810	6,688,118
The Principal Variable Annuity with Purchase Payment
Credit Rider	944,437	2,630,520
Principal Investment Plus Variable Annuity	12,200,476	16,470,134
Principal Investment Plus Variable Annuity with Premium
Payment Credit Rider	2,552,681	4,562,843

Fidelity VIP Equity-Income Service Class 2 Division:	$ 5,892,064	$11,496,118
The Principal Variable Annuity	3,654,310	6,480,931
The Principal Variable Annuity with Purchase Payment
Credit Rider	915,188	3,751,185
Principal Investment Plus Variable Annuity	1,055,798	1,012,349
Principal Investment Plus Variable Annuity with Premium
Payment Credit Rider	266,768	251,653

Principal Life Insurance Company
Separate Account B

Notes to Financial Statements (continued)

4. Purchases and Sales of Investments (continued)

Division:	Purchases	Sales
	0
Fidelity VIP Growth Service Class Division:	2,409,769	5,177,363
The Principal Variable Annuity	$ 2,205,990	$ 3,366,690
The Principal Variable Annuity with Purchase Payment
Credit Rider	203,779	1,810,673

Fidelity VIP Growth Service Class 2 Division:	1,458,897	1,326,974
Principal Investment Plus Variable Annuity	1,329,764	858,699
Principal Investment Plus Variable Annuity with Premium
Payment Credit Rider	129,133	468,275

Fidelity VIP Overseas Service Class 2 Division:	7,377,799	10,533,588
Principal Investment Plus Variable Annuity	5,678,586	7,805,489
Principal Investment Plus Variable Annuity with Premium
Payment Credit Rider	1,699,213	2,728,099

Fidelity VIP II Contrafund Service Class Division:	9,305,619	20,876,787
The Principal Variable Annuity	7,969,677	13,520,497
The Principal Variable Annuity with Purchase Payment
Credit Rider	1,335,942	7,356,290

Fidelity VIP Contrafund Service Class 2 Division:	9,279,052	9,224,640
Principal Investment Plus Variable Annuity	7,785,582	7,514,442
Principal Investment Plus Variable Annuity with Premium
Payment Credit Rider	1,493,470	1,710,198

Fidelity VIP Mid Cap Service Class 2 Division:	5,013,574	2,180,014
Principal Investment Plus Variable Annuity	4,378,712	1,701,841
Principal Investment Plus Variable Annuity with Premium
Payment Credit Rider	634,862	478,173

Franklin Small Cap Value Securities Class 2 Division:	471,851	87,476
Principal Investment Plus Variable Annuity	377,913	82,889
Principal Investment Plus Variable Annuity with Premium
Payment Credit Rider	93,938	4,587

Principal Life Insurance Company
Separate Account B

Notes to Financial Statements (continued)

4. Purchases and Sales of Investments (continued)

Division:	Purchases	Sales

Goldman Sachs VIT Mid Cap Value Institutional Class
Division:	2,132,830	4,124,771
Principal Investment Plus Variable Annuity	$ 1,949,748	$ 3,298,793
Principal Investment Plus Variable Annuity with Premium
Payment Credit Rider	183,082	825,978

Goldman Sachs VIT Structured Small Cap Equity Institutional
Class Division:	$ 1,616,344	$ 1,297,388
Principal Investment Plus Variable Annuity	1,503,411	1,122,748
Principal Investment Plus Variable Annuity with Premium
Payment Credit Rider	112,933	174,640

Government & High Quality Bond Division:	248,250,225	39,500,083
Pension Builder Plus	150,713	20,491
Pension Builder Plus - Rollover IRA	30,863	141
Personal Variable	257,645	127,624
Premier Variable	4,720,137	1,218,717
Principal Freedom Variable Annuity	4,111,451	441,626
Principal Freedom Variable Annuity 2	474,277	164,143
The Principal Variable Annuity	137,748,944	19,119,350
The Principal Variable Annuity with Purchase Payment
Credit Rider	30,964,398	9,887,256
Principal Investment Plus Variable Annuity	55,709,099	6,741,757
Principal Investment Plus Variable Annuity with Premium
Payment Credit Rider	14,082,698	1,778,978

International Emerging Markets Division:	21,640,982	32,340,015
Premier Variable	242,271	227,597
The Principal Variable Annuity	10,170,655	13,938,359
The Principal Variable Annuity with Purchase Payment
Credit Rider	1,658,943	8,412,559
Principal Investment Plus Variable Annuity	8,019,391	7,304,673
Principal Investment Plus Variable Annuity with Premium
Payment Credit Rider	1,549,722	2,456,827

Principal Life Insurance Company Separate Account B Notes to Financial Statements (continued)

4. Purchases and Sales of Investments (continued)

Division:	Purchases	Sales

Invesco V.I. Basic Value Series I Division:	1,347,326	888,458
Principal Investment Plus Variable Annuity	$ 1,145,016	$ 710,739
Principal Investment Plus Variable Annuity With Purchase
Rider	202,310	177,719

Invesco V.I. Capital Appreciation Series I Division:	644,641	1,592,386
The Principal Variable Annuity	592,315	1,334,353
The Principal Variable Annuity with Purchase Payment
Credit Rider	52,326	258,033

Invesco V.I. Core Equity Series I Division:	4,219,145	10,222,070
The Principal Variable Annuity	3,913,935	6,819,990
The Principal Variable Annuity with Purchase Payment
Credit Rider	305,210	3,402,080

Invesco V.I. Dynamics Series I Division:	767,960	995,713
The Principal Variable Annuity	623,632	508,862
The Principal Variable Annuity with Purchase Payment
Credit Rider	144,328	486,851

Invesco V.I. Global Health Care Series I Division:	$ 1,458,804	$ 3,137,438
The Principal Variable Annuity	1,276,840	1,771,299
The Principal Variable Annuity with Purchase Payment
Credit Rider	181,964	1,366,139

Invesco V.I. International Growth Series I Division:	2,196,086	1,338,220
Principal Investment Plus Variable Annuity	1,980,600	1,249,570
Principal Investment Plus Variable Annuity with Premium
Payment Credit Rider	215,486	88,650

Principal Life Insurance Company Separate Account B Notes to Financial Statements (continued)

4. Purchases and Sales of Investments (continued)

Division:	Purchases	Sales

Invesco V.I. Small Cap Equity Series I Division:	3,095,836	2,852,758
The Principal Variable Annuity	$ 1,013,861	$ 990,101
The Principal Variable Annuity with Purchase Payment
Credit Rider	208,690	364,436
Principal Investment Plus Variable Annuity	1,719,348	1,325,293
Principal Investment Plus Variable Annuity with Premium
Payment Credit Rider	153,937	172,928

Invesco V.I. Technology Series I Division:	1,232,579	2,478,572
The Principal Variable Annuity	1,030,711	1,648,069
The Principal Variable Annuity with Purchase Payment
Credit Rider	201,868	830,503

Janus Aspen Enterprise Service Shares Division:	2,686,021	5,167,947
The Principal Variable Annuity	2,513,933	3,337,908
The Principal Variable Annuity with Purchase Payment
Credit Rider	172,088	1,830,039

LargeCap Blend II Division:	17,405,285	34,836,841
The Principal Variable Annuity	5,988,410	11,146,633
The Principal Variable Annuity with Purchase Payment
Credit Rider	1,350,459	6,341,206
Principal Investment Plus Variable Annuity	7,746,738	13,353,361
Principal Investment Plus Variable Annuity with Premium
Payment Credit Rider	2,319,678	3,995,641

Principal Life Insurance Company Separate Account B Notes to Financial Statements (continued)

4. Purchases and Sales of Investments (continued)

Division:	Purchases	Sales

LargeCap Growth Division:	7,286,795	16,561,420
Personal Variable	$ 511,156	$ 608,741
Premier Variable	576,682	1,326,804
The Principal Variable Annuity	2,921,871	9,196,319
The Principal Variable Annuity with Purchase Payment
Credit Rider	408,453	2,098,629
Principal Investment Plus Variable Annuity	2,162,407	2,721,691
Principal Investment Plus Variable Annuity with Premium
Payment Credit Rider	706,226	609,236

LargeCap Growth I Division:	$11,931,203	$33,590,246
Premier Variable	41,156	261,741
Principal Freedom Variable Annuity	115,480	266,649
Principal Freedom Variable Annuity 2	3,336	14,962
The Principal Variable Annuity	8,383,081	21,749,477
The Principal Variable Annuity with Purchase Payment
Credit Rider	817,392	7,586,459
Principal Investment Plus Variable Annuity	2,161,511	2,985,456
Principal Investment Plus Variable Annuity with Premium
Payment Credit Rider	409,247	725,502

LargeCap S&P 500 Index Division:	15,200,774	25,955,099
Premier Variable	109,515	656,609
Principal Freedom Variable Annuity	360,396	1,536,322
Principal Freedom Variable Annuity 2	313,319	403,900
The Principal Variable Annuity	7,380,372	10,811,155
The Principal Variable Annuity with Purchase Payment
Credit Rider	1,341,556	7,157,779
Principal Investment Plus Variable Annuity	4,967,960	4,528,202
Principal Investment Plus Variable Annuity with Premium
Payment Credit Rider	727,656	861,132

Principal Life Insurance Company Separate Account B Notes to Financial Statements (continued)

4. Purchases and Sales of Investments (continued)

Division:	Purchases	Sales

LargeCap Value Division:	10,873,998	23,335,970
Bankers Flexible Annuity	$ 19,672	$ 77,975
Pension Builder Plus	27,771	145,873
Pension Builder Plus - Rollover IRA	3,732	26,723
Personal Variable	74,769	247,207
Premier Variable	713,644	1,566,412
Principal Freedom Variable Annuity	149,488	612,349
Principal Freedom Variable Annuity 2	39,464	59,088
The Principal Variable Annuity	6,591,604	13,040,154
The Principal Variable Annuity with Purchase Payment
Credit Rider	537,103	4,935,203
Principal Investment Plus Variable Annuity	2,070,411	1,932,059
Principal Investment Plus Variable Annuity with Premium
Payment Credit Rider	646,340	692,927

LargeCap Value III Division:	13,468,238	28,270,764
The Principal Variable Annuity	4,280,036	8,771,703
The Principal Variable Annuity with Purchase Payment
Credit Rider	803,998	4,480,686
Principal Investment Plus Variable Annuity	6,201,906	11,134,218
Principal Investment Plus Variable Annuity with Premium
Payment Credit Rider	2,182,298	3,884,157

MFS® VIT Utilities Service Class Division:	$ 1,478,711	$ 633,161
Principal Investment Plus Variable Annuity	1,304,968	614,729
Principal Investment Plus Variable Annuity With Purchase
Rider	173,743	18,432

MFS® VIT Value Service Class Division:	1,123,731	227,705
Principal Investment Plus Variable Annuity	1,078,666	220,168
Principal Investment Plus Variable Annuity with Premium
Payment Credit Rider	45,065	7,537

Principal Life Insurance Company Separate Account B Notes to Financial Statements (continued)

4. Purchases and Sales of Investments (continued)

Division:	Purchases	Sales

MidCap Blend Division:	145,788,804	78,490,678
Personal Variable	$ 112,868	$ 257,411
Premier Variable	997,525	1,800,693
Principal Freedom Variable Annuity	5,379,658	1,102,385
Principal Freedom Variable Annuity 2	557,093	189,432
The Principal Variable Annuity	63,225,787	39,626,397
The Principal Variable Annuity with Purchase Payment
Credit Rider	19,042,489	16,883,604
Principal Investment Plus Variable Annuity	43,399,293	14,077,924
Principal Investment Plus Variable Annuity with Premium
Payment Credit Rider	13,074,091	4,552,832

Money Market Division:	86,669,092	136,254,151
Pension Builder Plus	1	19,840
Pension Builder Plus - Rollover IRA	2	7,566
Personal Variable	538,911	619,455
Premier Variable	2,607,340	4,204,613
Principal Freedom Variable Annuity	1,073,721	1,795,231
Principal Freedom Variable Annuity 2	213,445	789,900
The Principal Variable Annuity	28,945,280	57,501,559
The Principal Variable Annuity with Purchase Payment
Credit Rider	4,730,340	13,620,969
Principal Investment Plus Variable Annuity	38,025,930	45,176,411
Principal Investment Plus Variable Annuity with Premium
Payment Credit Rider	10,534,122	12,518,607

Neuberger Berman AMT Partners I Class Division:	1,341,442	2,003,779
Principal Investment Plus Variable Annuity	1,206,553	1,806,485
Principal Investment Plus Variable Annuity with Premium
Payment Credit Rider	134,889	197,294

Principal Life Insurance Company Separate Account B Notes to Financial Statements (continued)

4. Purchases and Sales of Investments (continued)

	Division:	Purchases	Sales

	Neuberger Berman AMT Small-Cap Growth S Class Division:	455,558	560,349
	Principal Investment Plus Variable Annuity	$ 376,798	$ 390,156
	Principal Investment Plus Variable Annuity with Premium
	Payment Credit Rider	78,760	170,193

	Neuberger Berman AMT Socially Responsive I Class
	Division:	$ 1,212,950	$ 1,431,474
	Principal Investment Plus Variable Annuity	961,640	1,210,127
	Principal Investment Plus Variable Annuity with Premium
	Payment Credit Rider	251,310	221,347

PIMCO All Asset Administrative Class Division:		3,372,784	920,028
	Principal Investment Plus Variable Annuity	2,372,373	844,639
	Principal Investment Plus Variable Annuity with Premium
	Payment Credit Rider	1,000,411	75,389

	PIMCO High Yield Administrative Class Division:	9,744,829	1,869,030
	Principal Investment Plus Variable Annuity	6,806,553	1,420,892
	Principal Investment Plus Variable Annuity with Premium
	Payment Credit Rider	2,938,276	448,138

	PIMCO Total Return Administrative Class Division:	17,004,023	4,652,838
i	Principal Investment Plus Variable Annuity	14,549,135	3,397,245
	Principal Investment Plus Variable Annuity with Premium
i	Payment Credit Rider	2,454,888	1,255,593

Principal Life Insurance Company Separate Account B Notes to Financial Statements (continued)

4. Purchases and Sales of Investments (continued)

Division:	Purchases	Sales

Principal LifeTime Strategic Income Division:	5,582,585	4,049,613
Principal Freedom Variable Annuity 2	$ 46,342	$ 224,865
The Principal Variable Annuity	1,502,391	406,012
The Principal Variable Annuity with Purchase Payment
Credit Rider	332,146	294,063
Principal Investment Plus Variable Annuity	2,438,268	2,627,428
Principal Investment Plus Variable Annuity with Premium
Payment Credit Rider	1,263,438	497,245

Principal LifeTime 2010 Division:	4,247,543	4,512,086
Principal Freedom Variable Annuity 2	146,754	200,971
The Principal Variable Annuity	435,106	325,491
The Principal Variable Annuity with Purchase Payment
Credit Rider	60,049	88,314
Principal Investment Plus Variable Annuity	2,545,034	3,374,833
Principal Investment Plus Variable Annuity with Premium
Payment Credit Rider	1,060,600	522,477

Principal LifeTime 2020 Division:	16,257,578	17,738,442
Principal Freedom Variable Annuity 2	883,999	975,068
The Principal Variable Annuity	1,651,520	550,612
The Principal Variable Annuity with Purchase Payment
Credit Rider	91,900	201,782
Principal Investment Plus Variable Annuity	10,243,184	13,323,419
Principal Investment Plus Variable Annuity with Premium
Payment Credit Rider	3,386,975	2,687,561

Principal Life Insurance Company Separate Account B Notes to Financial Statements (continued)

4. Purchases and Sales of Investments (continued)

Division:	Purchases	Sales

Principal LifeTime 2030 Division:	$10,876,518	$ 6,111,576
Principal Freedom Variable Annuity 2	$ 166,602	$ 253,653
The Principal Variable Annuity	303,248	141,427
The Principal Variable Annuity with Purchase Payment
Credit Rider	27,837	74,198
Principal Investment Plus Variable Annuity	9,285,368	4,625,135
Principal Investment Plus Variable Annuity with Premium
Payment Credit Rider	1,093,463	1,017,163

Principal LifeTime 2040 Division:	2,466,234	1,015,067
Principal Freedom Variable Annuity 2	46,440	55,716
The Principal Variable Annuity	89,998	26,787
The Principal Variable Annuity with Purchase Payment
Credit Rider	50,861	9,341
Principal Investment Plus Variable Annuity	2,136,882	719,264
Principal Investment Plus Variable Annuity with Premium
Payment Credit Rider	142,053	203,959

Principal LifeTime 2050 Division:	1,071,136	967,300
Principal Freedom Variable Annuity 2	2,654	27,788
The Principal Variable Annuity	163,837	40,037
The Principal Variable Annuity with Purchase Payment
Credit Rider	24,070	79,926
Principal Investment Plus Variable Annuity	634,538	522,235
Principal Investment Plus Variable Annuity with Premium
Payment Credit Rider	246,037	297,314

Principal Life Insurance Company Separate Account B Notes to Financial Statements (continued)

4. Purchases and Sales of Investments (continued)

Division:	Purchases	Sales

Real Estate Securities Division:	16,351,262	27,545,130
Premier Variable	$ 243,283	$ 378,422
Principal Freedom Variable Annuity 2	100,266	119,396
The Principal Variable Annuity	9,356,001	12,335,045
The Principal Variable Annuity with Purchase Payment
Credit Rider	1,778,210	9,186,611
Principal Investment Plus Variable Annuity	3,926,112	4,367,058
Principal Investment Plus Variable Annuity with Premium
Payment Credit Rider	947,390	1,158,598

SAM Balanced Portfolio Division:	127,863,037	79,268,662
Principal Freedom Variable Annuity 2	389,226	363,363
The Principal Variable Annuity	11,352,472	10,504,240
The Principal Variable Annuity with Purchase Payment
Credit Rider	3,911,094	5,844,717
Principal Investment Plus Variable Annuity	97,491,717	54,756,895
Principal Investment Plus Variable Annuity with Premium
Payment Credit Rider	14,718,528	7,799,447

SAM Conservative Balanced Portfolio Division:	$43,371,503	$33,997,144
Principal Freedom Variable Annuity 2	788,616	154,290
The Principal Variable Annuity	8,665,086	6,202,153
The Principal Variable Annuity with Purchase Payment
Credit Rider	1,894,673	2,601,328
Principal Investment Plus Variable Annuity	29,867,496	20,683,279
Principal Investment Plus Variable Annuity with Premium
Payment Credit Rider	2,155,632	4,356,094

Principal Life Insurance Company Separate Account B Notes to Financial Statements (continued)

4. Purchases and Sales of Investments (continued)

Division:	Purchases	Sales

SAM Conservative Growth Portfolio Division:	19,997,336	11,760,557
Principal Freedom Variable Annuity 2	$ 98,841	$ 135,471
The Principal Variable Annuity	3,891,566	3,048,035
The Principal Variable Annuity with Purchase Payment
Credit Rider	1,382,585	1,784,575
Principal Investment Plus Variable Annuity	12,213,862	4,588,120
Principal Investment Plus Variable Annuity with Premium
Payment Credit Rider	2,410,482	2,204,356

SAM Flexible Income Portfolio Division:	56,496,826	34,653,358
Principal Freedom Variable Annuity 2	509,488	75,869
The Principal Variable Annuity	15,420,523	9,987,301
The Principal Variable Annuity with Purchase Payment
Credit Rider	2,340,077	3,982,085
Principal Investment Plus Variable Annuity	31,836,285	16,110,016
Principal Investment Plus Variable Annuity with Premium
Payment Credit Rider	6,390,453	4,498,087

SAM Strategic Growth Portfolio Division:	12,114,153	7,941,582
Principal Freedom Variable Annuity 2	143,316	122,715
The Principal Variable Annuity	3,441,533	2,101,633
The Principal Variable Annuity with Purchase Payment
Credit Rider	204,705	1,185,577
Principal Investment Plus Variable Annuity	6,389,179	2,364,486
Principal Investment Plus Variable Annuity with Premium
Payment Credit Rider	1,935,420	2,167,171

Principal Life Insurance Company Separate Account B Notes to Financial Statements (continued)

4. Purchases and Sales of Investments (continued)

Division:	Purchases	Sales

Short-Term Income Division:	186,527,234	48,208,590
Principal Freedom Variable Annuity	$ 2,972,014	$ 609,470
Principal Freedom Variable Annuity 2	125,802	109,071
The Principal Variable Annuity	35,054,213	12,339,174
The Principal Variable Annuity with Purchase Payment
Credit Rider	9,554,840	2,541,964
Principal Investment Plus Variable Annuity	111,693,811	29,461,900
Principal Investment Plus Variable Annuity with Premium
Payment Credit Rider	27,126,554	3,147,011

SmallCap Blend Division:	$ 4,419,277	$ 9,985,345
Premier Variable	92,008	121,459
Principal Freedom Variable Annuity	78,482	583,174
Principal Freedom Variable Annuity 2	74,916	69,383
The Principal Variable Annuity	3,594,222	6,273,619
The Principal Variable Annuity with Purchase Payment
Credit Rider	579,649	2,937,710

SmallCap Growth II Division:	4,265,934	7,991,743
Premier Variable	99,034	76,918
Principal Freedom Variable Annuity	20,836	157,088
Principal Freedom Variable Annuity 2	13,164	9,693
The Principal Variable Annuity	2,401,190	4,394,254
The Principal Variable Annuity with Purchase Payment
Credit Rider	321,209	2,061,115
Principal Investment Plus Variable Annuity	1,218,193	906,387
Principal Investment Plus Variable Annuity with Premium
Payment Credit Rider	192,308	386,288

Principal Life Insurance Company Separate Account B Notes to Financial Statements (continued)

4. Purchases and Sales of Investments (continued)

Division:	Purchases	Sales

SmallCap Value I Division:	11,240,279	23,799,356
Premier Variable	$ 166,388	$ 145,382
Principal Freedom Variable Annuity 2	20,302	27,356
The Principal Variable Annuity	5,625,425	8,256,102
The Principal Variable Annuity with Purchase Payment
Credit Rider	739,860	5,180,954
Principal Investment Plus Variable Annuity	3,522,621	7,672,051
Principal Investment Plus Variable Annuity with Premium
Payment Credit Rider	1,165,683	2,517,511

T. Rowe Price Blue Chip Growth II Division:	2,224,032	1,507,762
Principal Investment Plus Variable Annuity	1,964,144	1,316,644
Principal Investment Plus Variable Annuity	259,888	191,118

T. Rowe Price Health Sciences II Division:	1,757,262	1,025,935
Principal Investment Plus Variable Annuity	1,460,309	840,297
Principal Investment Plus Variable Annuity with Premium
Payment Credit Rider	296,953	185,638

Templeton Growth Securities Class 2 Division:	48,370	221,766
Principal Freedom Variable Annuity	48,370	221,766

Van Eck VIP Global Hard Assets Class Division:	3,980,846	589,503
The Principal Variable Annuity	1,224,810	130,227
The Principal Variable Annuity with Purchase Payment
Credit Rider	99,556	14,636
Principal Investment Plus Variable Annuity	2,168,534	336,943
Principal Investment Plus Variable Annuity with Premium
Payment Credit Rider	487,946	107,697

Principal Life Insurance Company Separate Account B Notes to Financial Statements (continued)

5. Changes in Units Outstanding

Transactions in units were as follows for each of the periods ended December 31:

	2010		2009
Division:	Purchased	Redeemed	Purchased	Redeemed

AllianceBernstein Small Cap Growth Class A
Division:
Principal Investment Plus Variable Annuity	97,233	51,152	55,641	42,447
Principal Investment Plus Variable Annuity with
Premium Payment Credit Rider	27,463	3,112	11,007	6,855

American Century VP Income & Growth Class I
Division:
Principal Freedom Variable Annuity	14,447	60,875	14,243	73,516
Principal Freedom Variable Annuity 2	116	3,428	60	4,990
The Principal Variable Annuity	235,782	289,145	175,242	281,099
The Principal Variable Annuity With Purchase
Payment Credit Rider	19,595	227,388	41,712	247,627

American Century VP Inflation Protection Class II
Division:
Principal Investment Plus Variable Annuity	1,188,390	1,035,921	2,186,229	1,587,697
Principal Investment Plus Variable Annuity with
Premium Payment Credit Rider	296,632	287,819	437,848	385,596

American Century VP Mid Cap Value Class II
Division:
The Principal Variable Annuity	30,088	730	–	–
The Principal Variable Annuity With Purchase
Payment Credit Rider	4,417	646	–	–
Principal Investment Plus Variable Annuity	22,555	5,681	–	–
Principal Investment Plus Variable Annuity with
Premium Payment Credit Rider	7,313	32	–	–

American Century VP Ultra® Class I Division:
The Principal Variable Annuity	124,820	135,179	81,832	123,790
The Principal Variable Annuity With Purchase
Payment Credit Rider	11,969	104,465	55,296	99,562

Principal Life Insurance Company Separate Account B Notes to Financial Statements (continued)

5. Changes in Units Outstanding (continued)

	2010		2009
Division:	Purchased	Redeemed	Purchased	Redeemed

American Century VP Ultra® Class II Division:
Principal Investment Plus Variable Annuity	484,585	833,468	519,671	1,121,101
Principal Investment Plus Variable Annuity with
Premium Payment Credit Rider	144,208	279,752	84,109	356,216

American Century VP Value Class II Division:
The Principal Variable Annuity	150,913	297,383	163,935	381,966
The Principal Variable Annuity With Purchase
Payment Credit Rider	49,982	193,996	73,185	267,985

American Century VP VistaSM Class I Division:
Principal Investment Plus Variable Annuity	45,240	22,854	32,558	35,007
Principal Investment Plus Variable Annuity with
Premium Payment Credit Rider	2,718	3,713	5,375	8,630

Asset Allocation Division:
Premier Variable	19,052	42,371	69,592	58,686
The Principal Variable Annuity	107,087	330,347	152,397	386,578
The Principal Variable Annuity With Purchase
Payment Credit Rider	16,058	87,111	17,393	156,032
Principal Investment Plus Variable Annuity	66,908	69,957	173,611	86,245
Principal Investment Plus Variable Annuity with
Premium Payment Credit Rider	21,134	29,787	25,146	20,748

Balanced Division:
Personal Variable	32,228	160,074	57,264	84,810
Premier Variable	200,790	295,799	252,260	361,205
The Principal Variable Annuity	164,885	342,341	139,000	527,132
The Principal Variable Annuity With Purchase
Payment Credit Rider	20,400	169,613	26,159	188,085

Principal Life Insurance Company Separate Account B Notes to Financial Statements (continued)

5. Changes in Units Outstanding (continued)

	2010		2009
Division:	Purchased	Redeemed	Purchased	Redeemed

Bond & Mortgage Securities Division:
Personal Variable	29,404	55,515	41,115	22,468
Premier Variable	371,399	748,833	317,685	230,967
Principal Freedom Variable Annuity	29,362	99,956	37,888	172,908
Principal Freedom Variable Annuity 2	20,139	19,443	15,455	35,423
The Principal Variable Annuity	953,714	1,369,109	768,546	1,715,864
The Principal Variable Annuity With Purchase
Payment Credit Rider	157,437	763,013	347,151	961,114
Principal Investment Plus Variable Annuity	812,023	802,112	941,287	1,005,552
Principal Investment Plus Variable Annuity with
Premium Payment Credit Rider	216,549	260,730	231,579	299,659

Principal Capital Appreciation Division:
Principal Freedom Variable Annuity 2	1,123	514	18	46
Principal Investment Plus Variable Annuity	270,778	97,584	251,542	69,296
Principal Investment Plus Variable Annuity with
Premium Payment Credit Rider	84,221	41,030	78,501	30,163

Diversified Balanced Division:
Principal Investment Plus Variable Annuity	15,235,407	642,169	–	–
Principal Investment Plus Variable Annuity with
Premium Payment Credit Rider	1,021,924	14,194	–	–

Diversified Growth Division:
Principal Investment Plus Variable Annuity	28,024,931	581,631	–	–
Principal Investment Plus Variable Annuity with
Premium Payment Credit Rider	1,985,854	54,694	–	–

Diversified International Division:
Personal Variable	34,248	45,082	61,074	90,337
Premier Variable	287,415	521,578	341,345	425,703
Principal Freedom Variable Annuity	17,294	87,098	50,601	99,687
Principal Freedom Variable Annuity 2	21,042	24,582	16,143	20,737
The Principal Variable Annuity	2,341,567	1,337,057	672,532	1,230,330
The Principal Variable Annuity With Purchase
Payment Credit Rider	572,134	612,957	205,222	629,131
Principal Investment Plus Variable Annuity	917,137	380,732	594,116	362,187
Principal Investment Plus Variable Annuity with
Premium Payment Credit Rider	349,787	95,019	100,095	83,972

Principal Life Insurance Company Separate Account B Notes to Financial Statements (continued)

5. Changes in Units Outstanding (continued)

	2010		2009
Division:	Purchased	Redeemed	Purchased	Redeemed

Dreyfus IP Technology Growth Service Shares
Division:
Principal Investment Plus Variable Annuity	145,981	97,109	157,092	63,886
Principal Investment Plus Variable Annuity with
Premium Payment Credit Rider	14,472	17,198	25,622	11,268

Equity Income Division:
Premier Variable	21,779	17,475	21,602	33,890
The Principal Variable Annuity	614,455	770,451	592,175	858,128
The Principal Variable Annuity With Purchase
Payment Credit Rider	97,257	303,028	121,933	488,474
Principal Investment Plus Variable Annuity	1,041,983	1,783,705	2,691,074	2,658,326
Principal Investment Plus Variable Annuity with
Premium Payment Credit Rider	218,012	494,153	385,891	610,168

Fidelity VIP Equity-Income Service Class 2
Division:
The Principal Variable Annuity	315,280	605,881	369,927	587,377
The Principal Variable Annuity With Purchase
Payment Credit Rider	78,959	350,686	175,048	378,876
Principal Investment Plus Variable Annuity	92,916	91,241	154,896	170,557
Principal Investment Plus Variable Annuity with
Premium Payment Credit Rider	23,477	22,681	25,785	33,733

Fidelity VIP Growth Service Class Division:
The Principal Variable Annuity	273,190	427,805	291,841	515,089
The Principal Variable Annuity With Purchase
Payment Credit Rider	25,236	230,082	56,462	301,356

Fidelity VIP Growth Service Class 2 Division:
Principal Investment Plus Variable Annuity	117,815	77,531	77,754	86,992
Principal Investment Plus Variable Annuity with
Premium Payment Credit Rider	11,441	42,280	18,078	26,508

Fidelity VIP Overseas Service Class 2 Division:
Principal Investment Plus Variable Annuity	432,598	584,369	708,435	672,618
Principal Investment Plus Variable Annuity with
Premium Payment Credit Rider	129,447	204,243	156,327	219,744

Principal Life Insurance Company Separate Account B Notes to Financial Statements (continued)

5. Changes in Units Outstanding (continued)

	2010		2009
Division:	Purchased	Redeemed	Purchased	Redeemed

Fidelity VIP Contrafund Service Class Division:
The Principal Variable Annuity	555,080	992,668	669,805	1,116,432
The Principal Variable Annuity With Purchase
Payment Credit Rider	93,047	540,095	210,962	641,001

Fidelity VIP Contrafund Service Class 2 Division:
Principal Investment Plus Variable Annuity	580,732	544,356	1,197,898	973,294
Principal Investment Plus Variable Annuity with
Premium Payment Credit Rider	111,399	123,889	152,197	141,617

Fidelity VIP Mid Cap Service Class 2 Division:
Principal Investment Plus Variable Annuity	260,883	99,059	181,357	141,950
Principal Investment Plus Variable Annuity with
Premium Payment Credit Rider	37,825	27,833	36,517	44,730

Franklin Small Cap Value Securities Class 2
Division:
Principal Investment Plus Variable Annuity	34,654	7,481	–	–
Principal Investment Plus Variable Annuity with
Premium Payment Credit Rider	8,614	414	–	–

Goldman Sachs VIT Mid Cap Value Institutional
Class Division:
Principal Investment Plus Variable Annuity	142,012	241,625	104,746	174,565
Principal Investment Plus Variable Annuity with
Premium Payment Credit Rider	13,335	60,500	46,009	63,986

Goldman Sachs VIT Structured Small Cap Equity
Institutional Class Division:
Principal Investment Plus Variable Annuity	145,079	109,870	114,420	76,095
Principal Investment Plus Variable Annuity with
Premium Payment Credit Rider	10,898	17,090	15,655	27,196

Principal Life Insurance Company Separate Account B Notes to Financial Statements (continued)

5. Changes in Units Outstanding (continued)

	2010		2009
Division:	Purchased	Redeemed	Purchased	Redeemed

Government & High Quality Bond Division:
Pension Builder Plus	47,918	6,326	–	–
Pension Builder Plus - Rollover IRA	8,721	–	–	–
Personal Variable	107,222	53,257	–	–
Premier Variable	1,873,141	487,758	–	–
Principal Freedom Variable Annuity	356,884	36,934	21,985	10,390
Principal Freedom Variable Annuity 2	41,492	14,565	1,280	561
The Principal Variable Annuity	11,889,262	1,482,389	404,254	128,362
The Principal Variable Annuity With Purchase
Payment Credit Rider	2,672,571	766,593	153,802	68,287
Principal Investment Plus Variable Annuity	4,851,060	539,874	804,901	122,767
Principal Investment Plus Variable Annuity with
Premium Payment Credit Rider	1,226,299	142,459	124,151	25,847

International Emerging Markets Division:
Premier Variable	66,816	68,477	132,252	112,723
The Principal Variable Annuity	301,985	438,103	515,924	510,836
The Principal Variable Annuity With Purchase
Payment Credit Rider	49,257	264,419	145,132	298,066
Principal Investment Plus Variable Annuity	240,392	224,219	346,347	224,871
Principal Investment Plus Variable Annuity with
Premium Payment Credit Rider	46,455	75,413	81,980	94,628

Invesco V.I. Basic Value Series I Division:
Principal Investment Plus Variable Annuity	126,585	72,934	365,552	146,427
Principal Investment Plus Variable Annuity with
Premium Payment Credit Rider	22,366	18,237	43,256	9,914

Invesco V.I. Capital Appreciation Series I Division:
The Principal Variable Annuity	74,077	170,119	132,141	204,722
The Principal Variable Annuity With Purchase
Payment Credit Rider	6,544	32,897	5,736	89,398

Invesco V.I. Core Equity Series I Division:
The Principal Variable Annuity	380,262	694,067	404,222	745,983
The Principal Variable Annuity With Purchase
Payment Credit Rider	29,653	346,228	35,511	394,899

Principal Life Insurance Company Separate Account B Notes to Financial Statements (continued)

5. Changes in Units Outstanding (continued)

	2010		2009
Division:	Purchased	Redeemed	Purchased	Redeemed

Invesco V.I. Dynamics Series I Division:
The Principal Variable Annuity	71,680	59,881	36,222	38,413
The Principal Variable Annuity With Purchase
Payment Credit Rider	16,589	57,291	24,873	29,835

Invesco V.I. Global Health Care Series I Division:
The Principal Variable Annuity	119,233	164,001	112,275	176,220
The Principal Variable Annuity With Purchase
Payment Credit Rider	16,992	126,488	22,988	143,083

Invesco V.I. International Growth Series I Division:
Principal Investment Plus Variable Annuity	234,489	146,538	417,031	72,911
Principal Investment Plus Variable Annuity with
Premium Payment Credit Rider	25,512	10,396	41,640	4,163

Invesco V.I. Small Cap Equity Series I Division:
The Principal Variable Annuity	77,270	73,628	45,900	61,881
The Principal Variable Annuity With Purchase
Payment Credit Rider	15,905	27,101	7,577	30,851
Principal Investment Plus Variable Annuity	132,522	101,247	132,229	26,381
Principal Investment Plus Variable Annuity with
Premium Payment Credit Rider	11,865	13,211	14,226	15,367

Invesco V.I. Technology Series I Division:
The Principal Variable Annuity	188,146	301,533	499,585	351,364
The Principal Variable Annuity With Purchase
Payment Credit Rider	36,849	151,950	145,337	100,178

Janus Aspen Enterprise Service Shares Division:
The Principal Variable Annuity	322,509	427,451	439,368	389,732
The Principal Variable Annuity With Purchase
Payment Credit Rider	22,077	234,354	62,706	367,149

LargeCap Blend II Division:
The Principal Variable Annuity	436,531	979,404	431,804	1,021,961
The Principal Variable Annuity With Purchase
Payment Credit Rider	98,443	557,173	174,371	607,464
Principal Investment Plus Variable Annuity	577,299	1,124,814	998,697	1,412,870
Principal Investment Plus Variable Annuity with
Premium Payment Credit Rider	172,866	336,571	156,683	423,159

Principal Life Insurance Company Separate Account B Notes to Financial Statements (continued)

5. Changes in Units Outstanding (continued)

	2010		2009
Division:	Purchased	Redeemed	Purchased	Redeemed

LargeCap Growth Division:
Personal Variable	298,145	358,071	261,267	387,290
Premier Variable	314,479	733,147	381,871	622,068
The Principal Variable Annuity	176,849	540,926	270,082	569,800
The Principal Variable Annuity With Purchase
Payment Credit Rider	24,722	123,441	78,281	201,633
Principal Investment Plus Variable Annuity	132,177	159,079	336,767	121,951
Principal Investment Plus Variable Annuity with
Premium Payment Credit Rider	43,168	35,609	59,500	36,463

LargeCap Growth I Division:
Premier Variable	36,502	257,433	784,793	406,700
Principal Freedom Variable Annuity	12,175	27,285	28,198	40,572
Principal Freedom Variable Annuity 2	328	1,619	142	949
The Principal Variable Annuity	280,919	715,433	366,116	792,951
The Principal Variable Annuity With Purchase
Payment Credit Rider	27,391	249,551	85,964	307,404
Principal Investment Plus Variable Annuity	72,866	99,851	114,310	72,908
Principal Investment Plus Variable Annuity with
Premium Payment Credit Rider	13,796	24,265	31,619	27,770

LargeCap S&P 500 Index Division:
Premier Variable	104,110	645,040	172,130	283,611
Principal Freedom Variable Annuity	26,224	160,236	63,527	263,228
Principal Freedom Variable Annuity 2	33,298	43,656	41,240	43,978
The Principal Variable Annuity	775,768	1,218,564	968,609	1,498,753
The Principal Variable Annuity With Purchase
Payment Credit Rider	141,014	806,779	336,539	920,812
Principal Investment Plus Variable Annuity	538,125	487,178	1,294,878	766,267
Principal Investment Plus Variable Annuity with
Premium Payment Credit Rider	78,819	92,647	166,235	130,815

Principal Life Insurance Company Separate Account B Notes to Financial Statements (continued)

5. Changes in Units Outstanding (continued)

	2010		2009
Division:	Purchased	Redeemed	Purchased	Redeemed

LargeCap Value Division:
Bankers Flexible Annuity	–	2,258	–	10,373
Pension Builder Plus	–	22,117	2	18,122
Pension Builder Plus – Rollover IRA	–	3,807	8,800	17,733
Personal Variable	24,862	91,237	41,215	139,054
Premier Variable	214,993	556,119	420,756	765,646
Principal Freedom Variable Annuity	10,504	65,436	23,431	73,419
Principal Freedom Variable Annuity 2	3,562	6,703	614	5,514
The Principal Variable Annuity	252,151	575,841	266,421	660,646
The Principal Variable Annuity With Purchase
Payment Credit Rider	20,546	217,934	34,007	204,438
Principal Investment Plus Variable Annuity	88,715	82,156	193,897	128,784
Principal Investment Plus Variable Annuity with
Premium Payment Credit Rider	27,695	29,465	52,495	50,461

LargeCap Value III Division:
The Principal Variable Annuity	372,646	863,581	441,149	924,480
The Principal Variable Annuity With Purchase
Payment Credit Rider	70,001	441,127	157,092	468,477
Principal Investment Plus Variable Annuity	556,089	1,045,247	1,434,778	1,248,879
Principal Investment Plus Variable Annuity with
Premium Payment Credit Rider	195,674	364,633	420,165	370,842

MFS® VIT Utilities Service Class Division:
Principal Investment Plus Variable Annuity	96,147	42,155	31,084	621
Principal Investment Plus Variable Annuity with
Premium Payment Credit Rider	12,801	1,264	15,229	76

MFS® VIT Value Service Class Division:
Principal Investment Plus Variable Annuity	84,685	16,680	31,848	93
Principal Investment Plus Variable Annuity with
Premium Payment Credit Rider	3,538	571	6,756	17

Principal Life Insurance Company Separate Account B Notes to Financial Statements (continued)

5. Changes in Units Outstanding (continued)

	2010		2009
Division:	Purchased	Redeemed	Purchased	Redeemed

MidCap Blend Division:
Personal Variable	21,400	61,635	41,150	104,630
Premier Variable	200,030	405,931	229,464	377,033
Principal Freedom Variable Annuity	262,147	49,093	18,989	41,480
Principal Freedom Variable Annuity 2	48,853	16,403	4,943	5,253
The Principal Variable Annuity	1,590,784	973,524	388,886	967,953
The Principal Variable Annuity With Purchase
Payment Credit Rider	479,116	414,789	79,997	394,153
Principal Investment Plus Variable Annuity	1,129,841	335,443	330,271	325,185
Principal Investment Plus Variable Annuity with
Premium Payment Credit Rider	340,366	108,483	53,872	100,015

Money Market Division:
Pension Builder Plus	–	7,760	–	3,206
Pension Builder Plus – Rollover IRA	–	3,002	–	16
Personal Variable	328,762	376,226	330,846	384,119
Premier Variable	1,528,408	2,452,525	1,765,593	2,013,513
Principal Freedom Variable Annuity	86,846	142,484	119,853	334,460
Principal Freedom Variable Annuity 2	19,823	72,368	68,767	77,198
The Principal Variable Annuity	2,050,176	4,017,169	3,649,065	6,605,042
The Principal Variable Annuity With Purchase
Payment Credit Rider	335,047	951,587	1,323,797	2,888,997
Principal Investment Plus Variable Annuity	2,706,448	3,181,863	3,532,919	3,978,080
Principal Investment Plus Variable Annuity with
Premium Payment Credit Rider	749,753	881,710	912,682	1,196,262

Neuberger Berman AMT Partners I Class Division:
Principal Investment Plus Variable Annuity	97,257	152,443	160,465	172,874
Principal Investment Plus Variable Annuity with
Premium Payment Credit Rider	10,873	16,649	22,485	33,065

Neuberger Berman AMT Small-Cap Growth S Class
Division:
Principal Investment Plus Variable Annuity	44,674	42,559	80,003	37,747
Principal Investment Plus Variable Annuity with
Premium Payment Credit Rider	9,338	18,565	24,952	17,992

Principal Life Insurance Company Separate Account B Notes to Financial Statements (continued)

5. Changes in Units Outstanding (continued)

	2010		2009
Division:	Purchased	Redeemed	Purchased	Redeemed

Neuberger Berman AMT Socially Responsive I
Class Division:
Principal Investment Plus Variable Annuity	82,603	93,706	169,363	122,798
Principal Investment Plus Variable Annuity with
Premium Payment Credit Rider	21,587	17,140	46,922	29,253

PIMCO All Asset Administrative Class Division:
Principal Investment Plus Variable Annuity	183,015	65,430	37,500	2,087
Principal Investment Plus Variable Annuity with
Premium Payment Credit Rider	77,176	5,840	9,849	93

PIMCO High Yield Administrative Class Division:
Principal Investment Plus Variable Annuity	615,743	127,695	–	–
Principal Investment Plus Variable Annuity with
Premium Payment Credit Rider	265,806	40,274	–	–

PIMCO Total Return Administrative Class
Division:
Principal Investment Plus Variable Annuity	1,245,783	289,782	362,358	9,471
Principal Investment Plus Variable Annuity with
Premium Payment Credit Rider	210,202	107,101	50,069	2,181

Principal LifeTime Strategic Income Division:
Principal Freedom Variable Annuity 2	6	21,495	10,805	19,942
The Principal Variable Annuity	126,729	35,252	47,227	72,811
The Principal Variable Annuity With Purchase
Payment Credit Rider	28,017	25,532	42,548	9,653
Principal Investment Plus Variable Annuity	161,557	213,071	568,383	338,734
Principal Investment Plus Variable Annuity with
Premium Payment Credit Rider	83,714	40,324	64,601	97,649

Principal LifeTime 2010 Division:
Principal Freedom Variable Annuity 2	739	16,782	–	65,777
The Principal Variable Annuity	32,976	27,550	42,114	42,497
The Principal Variable Annuity With Purchase
Payment Credit Rider	4,551	7,475	9,045	18,758
Principal Investment Plus Variable Annuity	134,333	259,670	559,036	426,510
Principal Investment Plus Variable Annuity with
Premium Payment Credit Rider	55,981	40,201	71,024	80,179

Principal Life Insurance Company Separate Account B Notes to Financial Statements (continued)

5. Changes in Units Outstanding (continued)

	2010		2009
Division:	Purchased	Redeemed	Purchased	Redeemed

Principal LifeTime 2020 Division:
Principal Freedom Variable Annuity 2	70,905	92,793	17,322	73,074
The Principal Variable Annuity	132,678	44,727	133,990	22,747
The Principal Variable Annuity With Purchase
Payment Credit Rider	7,383	16,391	48,285	12,835
Principal Investment Plus Variable Annuity	500,462	993,213	2,170,141	1,336,807
Principal Investment Plus Variable Annuity with
Premium Payment Credit Rider	165,481	200,348	337,381	357,460

Principal LifeTime 2030 Division:
Principal Freedom Variable Annuity 2	10,634	24,182	18,613	91,834
The Principal Variable Annuity	25,186	12,115	53,212	22,194
The Principal Variable Annuity With Purchase
Payment Credit Rider	2,312	6,356	5,045	2,254
Principal Investment Plus Variable Annuity	730,983	360,466	2,304,264	267,889
Principal Investment Plus Variable Annuity with
Premium Payment Credit Rider	86,082	79,274	631,822	139,772

Principal LifeTime 2040 Division:
Principal Freedom Variable Annuity 2	4,398	5,971	10	10,629
The Principal Variable Annuity	7,554	2,383	347	4,377
The Principal Variable Annuity With Purchase
Payment Credit Rider	4,269	831	1,206	2,898
Principal Investment Plus Variable Annuity	171,789	56,128	61,228	95,545
Principal Investment Plus Variable Annuity with
Premium Payment Credit Rider	11,420	15,916	21,997	58,906

Principal LifeTime 2050 Division:
Principal Freedom Variable Annuity 2	–	3,008	–	5,795
The Principal Variable Annuity	13,899	3,527	1,378	3,137
The Principal Variable Annuity With Purchase
Payment Credit Rider	2,042	7,041	19,732	10,541
Principal Investment Plus Variable Annuity	49,453	41,805	55,534	41,275
Principal Investment Plus Variable Annuity with
Premium Payment Credit Rider	19,175	23,800	14,638	24,773

Principal Life Insurance Company Separate Account B Notes to Financial Statements (continued)

5. Changes in Units Outstanding (continued)

	2010		2009
Division:	Purchased	Redeemed	Purchased	Redeemed

Real Estate Securities Division:
Premier Variable	105,096	151,615	50,222	52,753
Principal Freedom Variable Annuity 2	10,524	12,288	9,014	13,037
The Principal Variable Annuity	282,804	436,827	287,038	502,930
The Principal Variable Annuity With Purchase
Payment Credit Rider	53,750	325,330	131,116	318,886
Principal Investment Plus Variable Annuity	125,990	148,720	159,238	122,341
Principal Investment Plus Variable Annuity with
Premium Payment Credit Rider	30,402	39,456	45,685	53,068

SAM Balanced Portfolio Division:
Principal Freedom Variable Annuity 2	33,933	36,300	96,258	37,861
The Principal Variable Annuity	1,090,110	1,082,778	1,960,167	637,041
The Principal Variable Annuity With Purchase
Payment Credit Rider	375,559	602,474	586,391	446,853
Principal Investment Plus Variable Annuity	8,385,040	5,130,846	31,601,567	3,524,872
Principal Investment Plus Variable Annuity with
Premium Payment Credit Rider	1,265,907	730,826	3,260,796	496,159

SAM Conservative Balanced Portfolio Division:
Principal Freedom Variable Annuity 2	74,533	14,329	25,862	16,702
The Principal Variable Annuity	782,238	590,656	1,076,882	299,127
The Principal Variable Annuity With Purchase
Payment Credit Rider	171,041	247,735	399,093	417,847
Principal Investment Plus Variable Annuity	2,437,221	1,910,427	6,520,200	1,259,636
Principal Investment Plus Variable Annuity with
Premium Payment Credit Rider	175,902	402,354	1,256,439	471,221

SAM Conservative Growth Portfolio Division:
Principal Freedom Variable Annuity 2	6,817	14,407	42,850	13,020
The Principal Variable Annuity	408,011	340,298	614,175	134,095
The Principal Variable Annuity With Purchase
Payment Credit Rider	144,957	199,239	391,402	330,062
Principal Investment Plus Variable Annuity	1,307,458	508,300	1,296,712	413,304
Principal Investment Plus Variable Annuity with
Premium Payment Credit Rider	258,035	244,212	360,583	187,139

Principal Life Insurance Company Separate Account B Notes to Financial Statements (continued)

5. Changes in Units Outstanding (continued)

	2010		2009
Division:	Purchased	Redeemed	Purchased	Redeemed

SAM Flexible Income Portfolio Division:
Principal Freedom Variable Annuity 2	46,524	6,797	6,797	–
The Principal Variable Annuity	1,321,772	904,930	1,120,624	896,320
The Principal Variable Annuity With Purchase
Payment Credit Rider	200,580	360,809	498,896	525,267
Principal Investment Plus Variable Annuity	2,529,261	1,401,616	5,631,313	1,359,905
Principal Investment Plus Variable Annuity with
Premium Payment Credit Rider	507,695	391,346	1,432,454	1,037,592

SAM Strategic Growth Portfolio Division:
Principal Freedom Variable Annuity 2	15,796	14,261	50,381	3,461
The Principal Variable Annuity	387,504	254,702	540,802	272,116
The Principal Variable Annuity With Purchase
Payment Credit Rider	23,049	143,683	228,434	115,749
Principal Investment Plus Variable Annuity	722,550	272,727	813,782	261,462
Principal Investment Plus Variable Annuity with
Premium Payment Credit Rider	218,876	249,968	384,464	157,962

Short-Term Income Division:
Principal Freedom Variable Annuity	233,900	25,228	9,311	607
Principal Freedom Variable Annuity 2	11,127	9,662	4,749	–
The Principal Variable Annuity	3,076,190	1,042,146	648,474	145,251
The Principal Variable Annuity With Purchase
Payment Credit Rider	838,487	214,690	282,217	117,634
Principal Investment Plus Variable Annuity	9,923,549	2,558,945	1,492,632	189,874
Principal Investment Plus Variable Annuity with
Premium Payment Credit Rider	2,410,086	273,337	226,614	64,063

SmallCap Blend Division:
Premier Variable	77,523	116,753	62,611	34,318
Principal Freedom Variable Annuity	4,585	40,956	17,803	45,402
Principal Freedom Variable Annuity 2	8,491	8,288	9,006	11,283
The Principal Variable Annuity	319,261	564,184	367,028	594,924
The Principal Variable Annuity With Purchase
Payment Credit Rider	51,488	264,187	57,724	337,505

Principal Life Insurance Company Separate Account B Notes to Financial Statements (continued)

5. Changes in Units Outstanding (continued)

	2010		2009
Division:	Purchased	Redeemed	Purchased	Redeemed

SmallCap Growth II Division:
Premier Variable	129,833	114,231	339,591	272,832
Principal Freedom Variable Annuity	2,482	18,741	7,600	18,526
Principal Freedom Variable Annuity 2	1,313	1,110	115	917
The Principal Variable Annuity	267,846	485,686	285,723	485,373
The Principal Variable Annuity With Purchase
Payment Credit Rider	35,830	227,810	64,737	242,677
Principal Investment Plus Variable Annuity	132,596	97,392	150,826	97,162
Principal Investment Plus Variable Annuity with
Premium Payment Credit Rider	20,932	41,507	50,215	35,433

SmallCap Value I Division:
Premier Variable	100,575	99,021	158,948	136,017
Principal Freedom Variable Annuity 2	2,027	3,143	147	5,285
The Principal Variable Annuity	277,941	418,869	268,036	446,076
The Principal Variable Annuity With Purchase
Payment Credit Rider	36,555	262,853	51,274	227,598
Principal Investment Plus Variable Annuity	170,806	363,707	541,262	454,240
Principal Investment Plus Variable Annuity with
Premium Payment Credit Rider	56,522	119,347	107,571	121,592

T. Rowe Price Blue Chip Growth II Division:
Principal Investment Plus Variable Annuity	180,258	110,137	388,099	119,494
Principal Investment Plus Variable Annuity with
Premium Payment Credit Rider	23,851	15,987	36,633	12,329

T. Rowe Price Health Sciences II Division:
Principal Investment Plus Variable Annuity	98,579	52,209	118,200	122,885
Principal Investment Plus Variable Annuity with
Premium Payment Credit Rider	20,046	11,534	27,866	21,003

Templeton Growth Securities Class 2 Division:
Principal Freedom Variable Annuity	2,295	15,448	5,875	19,173

Van Eck VIP Global Hard Assets Class Division:
The Principal Variable Annuity	86,673	9,369	63,824	4,206
The Principal Variable Annuity With Purchase
Payment Credit Rider	7,045	1,053	31,414	8,853
Principal Investment Plus Variable Annuity	152,983	22,689	–	–
Principal Investment Plus Variable Annuity with
Premium Payment Credit Rider	34,423	7,252	–	–

Principal Life Insurance Company
Separate Account B

Notes to Financial Statements (continued)

6. Financial Highlights

Principal Life sells anumber of variable annuity products, which have unique combinations of features and fees that are charged against the contract owner’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns.

Separate Account B has presented the following disclosures for 2010, 2009, 2008, 2007, and 2006 in accordance with AICPA Audit and Accounting Guide for Investment Companies. The following table was developed by determining which products issued by Principal Life have the lowest and highest total return. Only product designs within each division that had units outstanding during the respective periods were considered when determining the lowest and highest total return. The summary may not reflect the minimum and maximum contract charges offered by Principal Life as contract owners may not have selected all available and applicable contract options as discussed in
Note 2.

				For the Year Ended December 31,
		December 31		Except as Noted
		Unit Fair Value			Expense
		Corresponding to	Net	Investment	Ratio (2)
	Units	Lowest to Highest	Assets	Income	Lowest to	Total Return (3)
Division	(000’s)	Expense Ratio	(000’s)	Ratio (1)	Highest	Lowest to Highest
AllianceBernstein VP Series
Small Cap Growth Class A
Division:
2010	234	$15.80 to $15.21	$3,666	–%	1.25% to 1.85%	35.16% to 34.36%
2009	164	11.69 to 11.32	1,902	–	1.25 to 1.85	40.00 to 39.24
2008	147	8.35 to 8.13	1,217	–	1.25 to 1.85	(46.23) to (46.58)
2007	120	15.53 to 15.22	1,843	–	1.25 to 1.85	12.65 to 11.97
2006	72	13.78 to 13.59	994	–	1.25 to 1.85	9.31 to 8.66
American Century VP Income &
Growth Class I Division:
2010	1,644	10.54 to 9.62	16,653	1.52	0.85 to 1.85	13.09 to 12.12
2009	1,954	9.32 to 8.58	17,506	4.89	0.85 to 1.85	17.09 to 15.95
2008	2,330	7.96 to 7.40	17,876	2.11	0.85 to 1.85	(35.13) to (35.82)
2007	2,869	12.27 to 11.53	34,147	1.87	0.85 to 1.85	(0.92) to (1.91)
2006	3,173	12.38 to 11.76	38,341	1.80	0.85 to 1.85	16.10 to 14.95

Principal Life Insurance Company Separate Account B Notes to Financial Statements (continued)

6. Financial Highlights (continued)
				For the Year Ended December 31,
		December 31		Except as Noted
		Unit Fair Value			Expense
		Corresponding to	Net	Investment	Ratio (2)
	Units	Lowest to Highest	Assets	Income	Lowest to	Total Return (3)
Division	(000’s)	Expense Ratio	(000’s)	Ratio (1)	Highest	Lowest to Highest

American Century VP Inflation
Protection Class II Division:
2010	7,137	$12.17 to $11.72	$86,144	1.68%	1.25% to 1.85%	3.75% to 3.17%
2009	6,976	11.73 to 11.36	81,192	1.75	1.25 to 1.85	8.91 to 8.29
2008	6,325	10.77 to 10.49	67,684	4.86	1.25 to 1.85	(2.89) to (3.50)
2007	6,990	11.09 to 10.87	77,061	4.39	1.25 to 1.85	8.17 to 7.52
2006	4,767	10.25 to 10.11	48,661	3.17	1.25 to 1.85	0.33 to (0.27)

American Century VP Mid Cap
Value Class II Division:
2010 (12)	57	11.58 to 11.54	663	3.40	1.25 to 1.85	17.33 to 16.92

American Century VP Ultra®
Class I Division:
2010	526	9.51 to 8.98	4,935	0.55	1.25 to 1.85	14.58 to 13.96
2009	629	8.30 to 7.88	5,126	0.29	1.25 to 1.85	32.80 to 31.99
2008	715	6.25 to 5.97	4,393	–	1.25 to 1.85	(42.18) to (42.54)
2007	907	10.81 to 10.39	9,654	–	1.25 to 1.85	19.51 to 18.79
2006	1,057	9.04 to 8.74	9,446	–	1.25 to 1.85	(4.47) to (5.04)

American Century VP Ultra®
Class II Division:
2010	5,256	11.26 to 10.84	58,641	0.36	1.25 to 1.85	14.31 to 13.75
2009	5,741	9.85 to 9.53	56,071	0.18	1.25 to 1.85	32.93 to 31.99
2008	6,614	7.41 to 7.22	48,692	–	1.25 to 1.85	(42.38) to (42.74)
2007	4,877	12.86 to 12.61	62,389	–	1.25 to 1.85	19.33 to 18.62
2006	3,842	10.78 to 10.63	41,243	–	1.25 to 1.85	(4.59) to (5.16)

American Century VP Value
Class II Division:
2010	1,961	13.04 to 12.38	25,180	2.05	1.25 to 1.85	11.64 to 11.03
2009	2,252	11.68 to 11.15	25,912	5.58	1.25 to 1.85	18.22 to 17.49
2008	2,665	9.88 to 9.49	25,960	2.38	1.25 to 1.85	(27.67) to (28.16)
2007	3,286	13.66 to 13.21	44,384	1.46	1.25 to 1.85	(6.49) to (7.05)
2006	3,494	14.61 to 14.21	50,565	1.17	1.25 to 1.85	17.00 to 16.30

Principal Life Insurance Company

Separate Account B

Notes to Financial Statements (continued)

6. Financial Highlights (continued)
				For the Year Ended December 31,
		December 31		Except as Noted
		Unit Fair Value			Expense
		Corresponding to	Net	Investment	Ratio (2)
	Units	Lowest to Highest	Assets	Income	Lowest to	Total Return (3)
Division	(000’s)	Expense Ratio	(000’s)	Ratio (1)	Highest	Lowest to Highest

American Century VP VistaSM
Class I Division:
2010	219	$13.93 to $13.41	$3,007	–%	1.25% to 1.85%	22.41% to 21.69%
2009	197	11.38 to 11.02	2,219	–	1.25 to 1.85	20.94 to 20.17
2008	203	9.41 to 9.17	1,892	–	1.25 to 1.85	(49.27) to (49.56)
2007	163	18.55 to 18.18	2,996	–	1.25 to 1.85	38.03 to 37.20
2006	52	13.44 to 13.25	694	–	1.25 to 1.85	7.66 to 7.01

Asset Allocation Division:
2010	2,101	1.43 to 23.53	49,340	2.45	0.46 to 1.85	8.64 to 7.10
2009	2,430	1.32 to 21.97	52,865	2.97	0.44 to 1.85	18.28 to 16.61
2008	2,701	1.11 to 18.84	50,513	3.02	0.51 to 1.85	(25.15) to (26.20)
2007	3,276	1.49 to 25.53	85,057	1.39	0.42 to 1.85	11.31 to 9.72
2006	3,514	1.34 to 23.27	84,221	0.77	0.42 to 1.85	12.29 to 10.71

Balanced Division:
2010	3,334	2.19 to 18.46	42,696	2.76	0.42 to 1.85	13.15 to 11.54
2009	3,884	1.94 to 16.55	44,052	4.94	0.41 to 1.85	20.65 to 18.98
2008	4,571	1.61 to 13.91	44,975	3.67	0.41 to 1.85	(31.21) to (32.21)
2007	5,932	2.34 to 20.52	85,957	2.60	0.42 to 1.85	4.93 to 3.43
2006	6,432	2.17 to 19.84	92,320	2.49	0.42 to 1.85	10.73 to 9.40

Bond & Mortgage Securities
Division:
2010	13,628	2.40 to 19.61	253,669	5.27	0.43 to 1.85	11.19 to 9.61
2009	15,157	2.16 to 17.89	251,405	11.41	0.40 to 1.85	20.41 to 18.71
2008	16,901	1.79 to 15.07	238,616	6.18	0.44 to 1.85	(17.41) to (18.58)
2007	20,618	2.17 to 18.51	358,686	4.24	0.42 to 1.85	2.97 to 1.50
2006	18,814	2.11 to 18.24	319,793	3.87	0.42 to 1.85	4.21 to 2.73

Principal Capital Appreciation
2010	754	10.07 to 9.74	7,466	1.80	0.95 to 1.85	14.30 to 13.26
2009	537	8.81 to 8.60	4,670	1.68	0.95 to 1.85	28.61 to 27.41
2008	306	6.85 to 6.75	2,080	1.08	0.95 to 1.85	(34.01) to (34.59)
2007 (7)	139	10.38 to 10.32	1,433	0.08	0.95 to 1.85	3.48 to 2.86

Diversified Balanced Division:
2010 (11)	15,601	10.88 to 10.82	169,723	–	1.25 to 1.85	7.94 to 7.34

Principal Life Insurance Company

Separate Account B

Notes to Financial Statements (continued)

6. Financial Highlights (continued)
				For the Year Ended December 31,
		December 31			Except as Noted
		Unit Fair Value			Expense
		Corresponding to	Net	Investment	Ratio (2)
	Units	Lowest to Highest	Assets	Income	Lowest to	Total Return (3)
Division	(000’s)	Expense Ratio	(000’s)	Ratio (1)	Highest	Lowest to Highest

Diversified Growth Division:
2010 (11)	29,374	$11.03 to $10.97	$323,912	–%	1.25% to 1.85%	9.10% to 8.51%

Diversified International Division:
2010	11,979	2.67 to 22.17	237,656	2.09	0.41 to 1.85	13.25 to 11.63
2009 (4)	10,543	2.36 to 19.86	176,753	5.22	0.40 to 1.85	27.22 to 26.50
2008	11,444	1.85 to 15.70	151,539	1.79	0.41 to 1.85	(46.44) to (47.19)
2007	13,180	3.46 to 29.73	325,698	0.91	0.42 to 1.85	15.60 to 13.95
2006	13,309	2.99 to 26.09	290,731	1.18	0.42 to 1.85	27.43 to 25.63

Dreyfus IP Technology Growth
Service Shares Division:
2010	243	15.86 to 15.26	3,834	–	1.25 to 1.85	28.01 to 27.27
2009	197	12.39 to 11.99	2,425	0.12	1.25 to 1.85	55.26 to 54.11
2008	90	7.98 to 7.78	710	–	1.25 to 1.85	(42.01) to (42.33)
2007	75	13.76 to 13.49	1,018	–	1.25 to 1.85	13.01 to 12.33
2006	37	12.18 to 12.00	452	–	1.25 to 1.85	2.75 to 2.13

Equity Income Division:
2010	19,001	1.17 to 8.99	173,784	3.26	0.29 to 1.85	15.69 to 14.09
2009	20,376	1.01 to 7.88	162,644	5.86	0.55 to 1.85	19.23 to 17.79
2008	21,213	0.85 to 6.69	142,949	2.55	0.48 to 1.85	(34.22) to (35.17)
2007 (6)	20,275	1.29 to 10.32	209,477	0.94	0.42 to 1.85	5.73 to 3.46

Fidelity VIP Equity-Income
Service Class 2 Division:
2010	3,931	11.47 to 10.89	44,413	1.59	1.25 to 1.85	13.45 to 12.85
2009	4,491	10.11 to 9.65	44,737	2.08	1.25 to 1.85	28.30 to 27.48
2008	4,936	7.88 to 7.57	38,384	2.15	1.25 to 1.85	(43.51) to (43.88)
2007	5,796	13.95 to 13.49	79,977	1.62	1.25 to 1.85	0.01 to (0.59)
2006	5,585	13.95 to 13.57	77,174	2.96	1.25 to 1.85	18.44 to 17.74

Fidelity VIP Growth Service
Class Division:
2010	2,117	8.87 to 8.35	18,620	0.17	1.25 to 1.85	22.51 to 21.90
2009	2,477	7.24 to 6.85	17,734	0.33	1.25 to 1.85	26.57 to 25.69
2008	2,945	5.72 to 5.45	16,640	0.68	1.25 to 1.85	(47.91) to (48.19)
2007	3,524	10.98 to 10.52	38,299	0.62	1.25 to 1.85	25.29 to 24.53
2006	3,889	8.76 to 8.45	33,789	0.30	1.25 to 1.85	5.41 to 4.78

Principal Life Insurance Company

Separate Account B

Notes to Financial Statements (continued)

6. Financial Highlights (continued)
				For the Year Ended December 31,
		December 31		Except as Noted
		Unit Fair Value			Expense
		Corresponding to	Net	Investment	Ratio (2)
	Units	Lowest to Highest	Assets	Income	Lowest to	Total Return (3)
Division	(000’s)	Expense Ratio	(000’s)	Ratio (1)	Highest	Lowest to Highest

Fidelity VIP Growth Service
Class 2 Division:
2010	666	$12.12 to $11.67	$7,988	0.03%	1.25% to 1.85%	22.30% to 21.56%
2009	657	9.91 to 9.60	6,438	0.21	1.25 to 1.85	26.40 to 25.65
2008	675	7.84 to 7.64	5,242	0.61	1.25 to 1.85	(47.98) to (48.27)
2007	607	15.07 to 14.77	9,071	0.30	1.25 to 1.85	25.08 to 24.33
2006	364	12.05 to 11.88	4,365	0.09	1.25 to 1.85	5.25 to 4.62

Fidelity VIP Overseas Service
Class 2 Division:
2010	3,425	14.23 to 13.70	48,259	1.28	1.25 to 1.85	11.52 to 10.84
2009	3,652	12.76 to 12.36	46,197	1.96	1.25 to 1.85	24.61 to 23.97
2008	3,679	10.24 to 9.97	37,380	2.74	1.25 to 1.85	(44.65) to (45.01)
2007	2,903	18.50 to 18.13	53,358	2.91	1.25 to 1.85	15.59 to 14.90
2006	2,197	16.00 to 15.78	35,000	0.42	1.25 to 1.85	16.31 to 15.62

Fidelity VIP Contrafund
Service Class Division:
2010	4,237	15.07 to 14.18	63,341	1.05	1.25 to 1.85	15.66 to 14.91
2009	5,121	13.03 to 12.34	66,028	1.28	1.25 to 1.85	33.92 to 33.26
2008	5,998	9.73 to 9.26	57,669	0.83	1.25 to 1.85	(43.30) to (43.71)
2007	7,435	17.16 to 16.45	126,342	0.83	1.25 to 1.85	16.04 to 15.34
2006	8,076	14.79 to 14.26	118,478	1.10	1.25 to 1.85	10.21 to 9.55

Fidelity VIP Contrafund
Service Class 2 Division:
2010	3,317	14.60 to 14.05	48,069	1.05	1.25 to 1.85	15.51 to 14.79
2009	3,293	12.64 to 12.24	41,367	1.25	1.25 to 1.85	33.76 to 32.90
2008	3,058	9.45 to 9.21	28,737	0.84	1.25 to 1.85	(43.41) to (43.70)
2007	2,571	16.70 to 16.36	42,751	0.90	1.25 to 1.85	15.84 to 15.14
2006	1,620	14.41 to 14.21	23,281	1.10	1.25 to 1.85	10.05 to 9.39

Fidelity VIP Mid Cap Service
Class 2 Division:
2010	693	18.57 to 17.87	12,784	0.14	1.25 to 1.85	26.93 to 26.20
2009	522	14.63 to 14.16	7,571	0.48	1.25 to 1.85	38.02 to 37.21
2008	490	10.60 to 10.32	5,161	0.24	1.25 to 1.85	(40.35) to (40.72)
2007	426	17.77 to 17.41	7,539	0.49	1.25 to 1.85	13.90 to 13.21
2006	283	15.60 to 15.38	4,393	0.09	1.25 to 1.85	11.01 to 10.35

Principal Life Insurance Company
Separate Account B

Notes to Financial Statements (continued)

6. Financial Highlights (continued)
				For the Year Ended December 31,
		December 31		Except as Noted
		Unit Fair Value			Expense
		Corresponding to	Net	Investment	Ratio (2)
	Units	Lowest to Highest	Assets	Income	Lowest to	Total Return (3)
Division	(000’s)	Expense Ratio	(000’s)	Ratio (1)	Highest	Lowest to Highest

Franklin Small Cap Value
Securities Class 2 Division:
2010 (11)	35	$12.66 to $12.59	$447	0.42%	1.25% to 1.85%	23.75% to 23.07%

Goldman Sachs VIT Mid Cap
Value Institutional Class Division:
2010	1,150	15.29 to 14.71	17,385	0.67	1.25 to 1.85	23.51 to 22.69
2009	1,297	12.38 to 11.99	15,906	1.88	1.25 to 1.85	31.42 to 30.75
2008	1,385	9.42 to 9.17	12,939	1.07	1.25 to 1.85	(37.82) to (38.25)
2007	1,341	15.15 to 14.85	20,193	0.93	1.25 to 1.85	1.91 to 1.30
2006	853	14.86 to 14.65	12,621	1.43	1.25 to 1.85	14.72 to 14.04

Goldman Sachs VIT Structured
Small Cap Equity Institutional
Class Division:
2010	516	11.74 to 11.30	6,007	0.57	1.25 to 1.85	28.59 to 27.83
2009	487	9.13 to 8.84	4,414	1.30	1.25 to 1.85	26.10 to 25.21
2008	460	7.24 to 7.06	3,310	0.71	1.25 to 1.85	(34.89) to (35.23)
2007	419	11.12 to 10.90	4,626	0.42	1.25 to 1.85	(17.53) to (18.02)
2006	298	13.48 to 13.29	4,001	0.94	1.25 to 1.85	10.88 to 10.22

Government & High Quality
Bond Division:
2010 (22)	20,724	2.47 to 10.96	216,707	5.00	0.44 to 1.85	5.71 to 3.98
2009	1,180	10.66 to 10.54	12,511	8.98	0.85 to 1.85	5.54 to 103.87
2008 (9)	26	10.10 to 5.17	259	–	0.85 to 1.85	1.20 to (48.20)

International Emerging Markets
Division:
2010	3,189	4.03 to 34.45	108,919	1.25	0.41 to 1.85	18.76 to 17.10
2009 (4)	3,554	3.40 to 29.42	103,506	2.08	0.42 to 1.85	68.27 to 66.50
2008	3,574	2.02 to 17.67	62,435	1.14	0.43 to 1.85	(55.05) to (55.69)
2007	4,121	4.49 to 39.88	163,677	0.91	0.42 to 1.85	41.51 to 39.49
2006	3,632	3.17 to 28.59	104,347	–	0.42 to 1.85	37.74 to 35.79

Principal Life Insurance Company

Separate Account B

Notes to Financial Statements (continued)

6. Financial Highlights (continued)
				For the Year Ended December 31,
		December 31		Except as Noted
		Unit Fair Value			Expense
		Corresponding to	Net	Investment	Ratio (2)
	Units	Lowest to Highest	Assets	Income	Lowest to	Total Return (3)
Division	(000’s)	Expense Ratio	(000’s)	Ratio (1)	Highest	Lowest to Highest

Invesco V.I. Basic Value Series I
Division:
2010 (13)	446	$9.71 to $9.34	$4,298	0.65%	1.25% to 1.85%	6.00% to 5.30%
2009	388	9.16 to 8.87	3,530	2.35	1.25 to 1.85	46.09 to 45.41
2008	136	6.27 to 6.10	842	1.04	1.25 to 1.85	(52.32) to (52.68)
2007	113	13.15 to 12.89	1,479	0.55	1.25 to 1.85	0.28 to (0.33)
2006	82	13.12 to 12.93	1,073	0.64	1.25 to 1.85	11.80 to 11.13

Invesco V.I. Capital Appreciation
Series I Division:
2010 (14)	714	8.46 to 8.23	6,028	0.74	1.25 to 1.85	14.02 to 13.36
2009	836	7.42 to 7.26	6,191	0.63	1.25 to 1.85	19.68 to 19.02
2008	992	6.20 to 6.10	6,141	–	1.25 to 1.85	(43.22) to (43.62)
2007	1,295	10.92 to 10.82	14,126	–	1.25 to 1.85	10.61 to 9.95
2006 (5)	1,579	9.88 to 9.84	15,582	0.07	1.25 to 1.85	(1.12) to (1.52)

Invesco V.I. Core Equity Series I
Division:
2010 (15)	2,686	10.38 to 9.77	27,717	0.95	1.25 to 1.85	8.12 to 7.48
2009	3,316	9.60 to 9.09	31,520	1.80	1.25 to 1.85	26.82 to 26.07
2008	4,018	7.57 to 7.21	30,085	1.97	1.25 to 1.85	(31.06) to (31.46)
2007	5,185	10.98 to 10.52	56,331	1.05	1.25 to 1.85	6.77 to 6.12
2006	6,064	10.28 to 9.91	61,828	0.61	1.25 to 1.85	15.26 to 14.57

Invesco V.I. Dynamics Series I
Division:
2010 (16)	280	10.03 to 9.46	2,742	–	1.25 to 1.85	22.32 to 21.44
2009	309	8.20 to 7.79	2,468	–	1.25 to 1.85	40.65 to 39.86
2008	316	5.83 to 5.57	1,800	–	1.25 to 1.85	(48.72) to (48.99)
2007	395	11.37 to 10.92	4,416	–	1.25 to 1.85	10.79 to 10.12
2006	303	10.26 to 9.92	3,068	–	1.25 to 1.85	14.68 to 13.99

Invesco V.I. Global Health Care
Series I Division:
2010 (17)	663	11.20 to 10.58	7,323	–	1.25 to 1.85	3.99 to 3.42
2009	818	10.77 to 10.23	8,655	0.34	1.25 to 1.85	25.96 to 25.37
2008	1,002	8.55 to 8.16	8,405	–	1.25 to 1.85	(29.46) to (29.96)
2007	1,170	12.12 to 11.65	13,957	–	1.25 to 1.85	10.46 to 9.79
2006	1,279	10.98 to 10.61	13,857	–	1.25 to 1.85	3.93 to 3.31

Principal Life Insurance Company Separate Account B Notes to Financial Statements (continued)

6. Financial Highlights (continued)
				For the Year Ended December 31,
		December 31		Except as Noted
		Unit Fair Value			Expense
		Corresponding to	Net	Investment	Ratio (2)
	Units	Lowest to Highest	Assets	Income	Lowest to	Total Return (3)
Division	(000’s)	Expense Ratio	(000’s)	Ratio (1)	Highest	Lowest to Highest

Invesco V.I. International
Growth Series I Division:
2010 (18)	503	$9.05 to $8.90	$4,542	2.48%	1.25% to 1.85%	11.45% to 10.70%
2009	400	8.12 to 8.04	3,243	2.96	1.25 to 1.85	33.55 to 32.89
2008 (8)	18	6.08 to 6.05	112	1.65	1.25 to 1.85	(39.14) to (39.44)

Invesco V.I. Small Cap Equity
Series I Division:
2010 (19)	498	15.23 to 14.66	7,524	–	1.25 to 1.85	27.02 to 26.27
2009	476	11.99 to 11.61	5,662	0.20	1.25 to 1.85	19.78 to 19.08
2008	410	10.01 to 9.75	4,072	–	1.25 to 1.85	(32.18) to (32.62)
2007	413	14.76 to 14.47	6,049	0.05	1.25 to 1.85	(1.03) to 3.25
2006	55	14.21 to 14.01	775	–	1.25 to 1.85	15.98 to 15.29

Invesco V.I. Technology Series I
Division:
2010 (20)	772	6.58 to 6.21	4,981	–	1.25 to 1.85	19.85 to 19.19
2009	1,000	5.49 to 5.21	5,388	–	1.25 to 1.85	55.52 to 54.60
2008	807	3.53 to 3.37	2,798	–	1.25 to 1.85	(45.19) to (45.56)
2007	1,034	6.44 to 6.19	6,561	–	1.25 to 1.85	6.36 to 5.72
2006	1,028	6.06 to 5.86	6,148	–	1.25 to 1.85	9.11 to 8.46

Janus Aspen Enterprise
Service Shares Division:
2010	1,395	9.13 to 8.59	12,638	–	1.25 to 1.85	24.05 to 23.24
2009	1,712	7.36 to 6.97	12,455	–	1.25 to 1.85	42.64 to 41.67
2008	1,967	5.16 to 4.92	9,984	0.06	1.25 to 1.85	(44.58) to (44.84)
2007	2,454	9.31 to 8.92	22,519	0.07	1.25 to 1.85	20.22 to 19.50
2006	2,530	7.74 to 7.47	19,323	–	1.25 to 1.85	11.90 to 11.23

LargeCap Blend II Division:
2010	13,116	12.15 to 11.54	157,179	2.47	1.25 to 1.85	11.88 to 11.18
2009	14,829	10.86 to 10.38	159,053	1.87	1.25 to 1.85	28.07 to 27.36
2008	16,533	8.48 to 8.15	138,623	1.40	1.25 to 1.85	(37.23) to (37.60)
2007	16,908	13.51 to 13.06	226,044	0.67	1.25 to 1.85	3.81 to 3.19
2006	14,897	13.01 to 12.65	192,106	0.62	1.25 to 1.85	14.38 to 13.70

		Principal Life Insurance Company

		Separate Account B

	Notes to Financial Statements (continued)

6. Financial Highlights (continued)
				For the Year Ended December 31,
		December 31		Except as Noted
		Unit Fair Value			Expense
		Corresponding to	Net	Investment	Ratio (2)
	Units	Lowest to Highest	Assets	Income	Lowest to	Total Return (3)
Division	(000’s)	Expense Ratio	(000’s)	Ratio (1)	Highest	Lowest to Highest

LargeCap Growth Division:
2010	5,184	$2.02 to $17.40	$59,163	0.06%	0.42% to 1.85%	17.88% to 16.23%
2009	6,145	1.72 to 14.97	58,964	0.76	0.40 to 1.85	26.48 to 24.65
2008	6,697	1.36 to 12.01	49,772	0.52	0.41 to 1.85	(43.40) to (44.19)
2007	7,931	2.40 to 21.52	104,201	0.17	0.42 to 1.85	22.68 to 20.93
2006	8,539	1.95 to 17.80	96,085	0.27	0.42 to 1.85	9.46 to 7.91

LargeCap Growth I Division:
2010	3,814	1.23 to 31.66	116,970	0.13	0.53 to 1.85	19.10 to 17.43
2009	4,745	1.03 to 26.96	118,873	0.05	0.49 to 1.85	52.05 to 49.86
2008	4,983	0.68 to 17.99	89,910	0.17	0.49 to 1.85	(40.85) to (41.69)
2007	6,013	1.14 to 30.85	185,017	0.53	0.42 to 1.85	8.14 to 6.52
2006	6,016	1.06 to 28.96	179,750	–	0.42 to 1.85	5.71 to 4.27

LargeCap S&P 500 Index
Division:
2010	10,207	1.15 to 9.07	96,644	1.44	0.21 to 1.85	14.19 to 12.67
2009	11,964	1.01 to 8.05	96,031	4.51	0.37 to 1.85	25.78 to 23.85
2008	12,828	0.80 to 6.50	82,148	2.42	0.43 to 1.85	(37.36) to (38.21)
2007	14,712	1.28 to 10.52	154,077	1.39	0.42 to 1.85	4.70 to 3.21
2006	15,070	1.22 to 10.19	152,650	1.33	0.42 to 1.85	15.09 to 13.46

LargeCap Value Division:
2010	6,439	35.82 to 22.60	97,515	1.77	0.29 to 1.85	13.54 to 11.99
2009	7,449	31.55 to 20.18	99,153	5.02	0.35 to 1.85	15.90 to 14.14
2008	8,481	2.34 to 17.68	97,288	2.36	0.41 to 1.85	(35.44) to (36.36)
2007	10,935	3.63 to 27.78	193,783	1.66	0.42 to 1.85	(0.52) to (1.94)
2006	11,695	3.65 to 28.33	213,650	1.57	0.42 to 1.85	19.45 to 17.76

LargeCap Value III Division:
2010	11,898	10.78 to 10.23	126,523	1.79	1.25 to 1.85	11.48 to 10.71
2009	13,417	9.67 to 9.24	128,180	3.72	1.25 to 1.85	18.36 to 17.71
2008	13,977	8.17 to 7.85	113,001	2.34	1.25 to 1.85	(41.56) to (41.89)
2007	13,775	13.98 to 13.51	190,694	1.26	1.25 to 1.85	(4.92) to (5.49)
2006	11,912	14.70 to 14.30	173,683	0.94	1.25 to 1.85	20.04 to 19.33

MFS® VIT Utilities Service Class
Division:
2010	111	14.60 to 14.46	1,619	2.09	1.25 to 1.85	12.05 to 11.40
2009 (11)	46	13.03 to 12.98	594	–	1.25 to 1.85	27.62 to 27.13

Principal Life Insurance Company Separate Account B Notes to Financial Statements (continued)

6. Financial Highlights (continued)
				For the Year Ended December 31,
		December 31		Except as Noted
		Unit Fair Value			Expense
		Corresponding to	Net	Investment	Ratio (2)
	Units	Lowest to Highest	Assets	Income	Lowest to	Total Return (3)
Division	(000’s)	Expense Ratio	(000’s)	Ratio (1)	Highest	Lowest to Highest

MFS® VIT Value Service Class
Division:
2010	109	$13.34 to $13.21	$1,459	1.08%	1.25% to 1.85%	9.79% to 9.17%
2009 (11)	38	12.15 to 12.10	467	–	1.25 to 1.85	18.31 to 17.82

MidCap Blend Division:
2010	10,174	4.92 to 41.29	378,975	2.61	0.44 to 1.85	23.58 to 21.84
2009	8,467	3.98 to 33.89	245,427	0.86	0.40 to 1.85	33.20 to 31.31
2008	9,635	2.99 to 25.81	211,731	0.63	0.44 to 1.85	(34.20) to (35.15)
2007	11,351	4.54 to 39.80	380,164	0.61	0.42 to 1.85	8.99 to 7.43
2006	11,881	4.17 to 37.04	367,161	1.03	0.42 to 1.85	13.75 to 12.14

Money Market Division:
2010	10,709	1.70 to 13.31	115,064	–	0.40 to 1.85	(0.42) to (1.84)
2009	14,990	1.71 to 13.56	164,649	0.32	0.43 to 1.85	(0.20) to (1.60)
2008	20,768	1.71 to 13.78	244,388	2.44	0.40 to 1.85	2.15 to 0.73
2007	12,707	1.68 to 13.68	131,679	4.73	0.42 to 1.85	4.55 to 2.96
2006	9,838	1.60 to 13.29	94,506	4.53	0.42 to 1.85	4.32 to 2.71

Neuberger Berman AMT Partners
I Class Division:
2010	395	13.54 to 13.03	5,296	0.62	1.25 to 1.85	14.26 to 13.50
2009	456	11.85 to 11.48	5,364	2.65	1.25 to 1.85	54.10 to 53.27
2008	479	7.69 to 7.49	3,660	0.54	1.25 to 1.85	(53.00) to (53.28)
2007	440	16.36 to 16.03	7,154	0.70	1.25 to 1.85	7.97 to 7.32
2006	310	15.15 to 14.94	4,672	0.96	1.25 to 1.85	10.85 to 10.19

Neuberger Berman AMT Small
Cap Growth S Class Division:
2010	330	9.84 to 9.47	3,211	–	1.25 to 1.85	18.13 to 17.49
2009	338	8.33 to 8.06	2,780	–	1.25 to 1.85	21.25 to 20.48
2008	288	6.87 to 6.69	1,961	–	1.25 to 1.85	(40.21) to (40.59)
2007	273	11.49 to 11.26	3,111	–	1.25 to 1.85	(0.74) to (1.34)
2006	174	11.58 to 11.42	2,008	–	1.25 to 1.85	3.95 to 3.33

		Principal Life Insurance Company
		Separate Account B

	Notes to Financial Statements (continued)

6. Financial Highlights (continued)
				For the Year Ended December 31,
		December 31			Except as Noted
		Unit Fair Value			Expense
		Corresponding to	Net	Investment	Ratio (2)
	Units	Lowest to Highest	Assets	Income	Lowest to	Total Return (3)
Division	(000’s)	Expense Ratio	(000’s)	Ratio (1)	Highest	Lowest to Highest

Neuberger Berman AMT Socially
Responsive I Class Division:
2010	470	$13.63 to $13.12	$6,359	0.04%	1.25% to 1.85%	21.37% to 20.59%
2009	477	11.23 to 10.88	5,324	2.33	1.25 to 1.85	29.83 to 29.06
2008	413	8.65 to 8.43	3,555	2.30	1.25 to 1.85	(40.22) to (40.55)
2007	325	14.47 to 14.18	4,689	0.10	1.25 to 1.85	6.27 to 5.63
2006	186	13.62 to 13.43	2,519	0.14	1.25 to 1.85	12.29 to 11.62

PIMCO All Asset
Administrative Class Division:
2010	234	12.83 to 12.71	2,994	9.57	1.25 to 1.85	11.66 to 11.00
2009 (10)	45	11.49 to 11.45	519	15.41	1.25 to 1.85	14.21 to 13.82

PIMCO High Yield
Administrative Class Division:
2010 (11)	714	11.31 to 11.24	8,052	6.63	1.25 to 1.85	12.65 to 11.95

PIMCO Total Return
Administrative Class Division:
2010	1,460	11.39 to 11.28	16,609	2.31	1.25 to 1.85	6.75 to 6.11
2009 (10)	401	10.67 to 10.63	4,273	3.19	1.25 to 1.85	6.70 to 6.30

Principal LifeTime Strategic
Income Division:
2010	2,070	10.61 to 11.40	24,280	4.80	0.95 to 1.85	10.29 to 9.20
2009	2,006	9.62 to 10.44	21,415	5.09	0.95 to 1.85	17.75 to 16.78
2008	1,811	8.17 to 8.94	16,446	3.91	0.95 to 1.85	(24.63) to (25.25)
2007	1,725	10.84 to 11.97	20,783	1.19	0.95 to 1.85	1.15 to (0.06)
2006	1,035	10.71 to 11.93	12,491	0.13	0.95 to 1.85	1.69 to 8.24

Principal LifeTime 2010 Division:
2010	3,413	10.67 to 11.79	41,055	4.30	0.95 to 1.85	12.79 to 11.86
2009	3,536	9.46 to 10.54	37,830	4.27	0.95 to 1.85	23.98 to 22.84
2008	3,489	7.63 to 8.58	30,145	4.31	0.95 to 1.85	(31.57) to (32.17)
2007	3,408	11.15 to 12.66	43,289	1.12	0.95 to 1.85	2.75 to 0.95
2006	2,089	10.85 to 12.43	26,166	0.04	0.95 to 1.85	2.75 to 10.24

Principal Life Insurance Company Separate Account B Notes to Financial Statements (continued)

6. Financial Highlights (continued)
				For the Year Ended December 31,
		December 31		Except as Noted
		Unit Fair Value			Expense
		Corresponding to	Net	Investment	Ratio (2)
	Units	Lowest to Highest	Assets	Income	Lowest to	Total Return (3)
Division	(000’s)	Expense Ratio	(000’s)	Ratio (1)	Highest	Lowest to Highest

Principal LifeTime 2020 Division:
2010	14,045	$10.76 to $12.25	$176,256	3.85%	0.95% to 1.85%	13.86% to 12.90%
2009	14,515	9.45 to 10.85	160,531	3.46	0.95 to 1.85	26.34 to 25.14
2008	13,611	7.48 to 8.67	119,536	4.33	0.95 to 1.85	(34.79) to (35.35)
2007	12,818	11.47 to 13.42	173,292	0.49	0.95 to 1.85	3.87 to 1.54
2006	7,291	11.04 to 13.03	95,945	–	0.95 to 1.85	3.41 to 13.06

Principal LifeTime 2030 Division:
2010	5,131	10.56 to 12.02	63,026	2.32	0.95 to 1.85	14.29 to 13.29
2009	4,758	9.24 to 10.61	51,252	1.78	0.95 to 1.85	26.92 to 25.86
2008	2,269	7.28 to 8.43	18,995	4.09	0.95 to 1.85	(36.97) to (37.60)
2007	1,816	11.55 to 13.52	24,342	0.35	0.95 to 1.85	4.96 to 1.97
2006	914	11.01 to 12.99	11,982	0.01	0.95 to 1.85	3.90 to 12.73

Principal LifeTime 2040 Division:
2010	869	10.48 to 12.14	10,823	2.23	0.95 to 1.85	14.79 to 13.78
2009	751	9.13 to 10.67	8,167	2.73	0.95 to 1.85	28.23 to 27.18
2008	839	7.12 to 8.39	7,122	3.94	0.95 to 1.85	(38.73) to (39.33)
2007	799	11.62 to 13.84	11,107	0.29	0.95 to 1.85	5.52 to 2.13
2006	390	11.01 to 13.22	5,191	0.02	0.95 to 1.85	4.22 to 13.03

Principal LifeTime 2050 Division:
2010	469	10.42 to 12.12	5,830	2.13	0.95 to 1.85	15.14 to 14.02
2009	464	9.05 to 10.63	5,018	2.41	0.95 to 1.85	28.73 to 27.76
2008	458	7.03 to 8.32	3,856	4.05	0.95 to 1.85	(39.60) to (40.19)
2007	426	11.64 to 13.92	5,960	0.21	0.95 to 1.85	5.61 to 2.26
2006	260	11.02 to 13.29	3,485	0.01	1.25 to 1.85	4.59 to 13.38

Real Estate Securities Division:
2010	2,507	2.80 to 29.17	75,755	2.99	0.67 to 1.85	25.17 to 23.44
2009	3,012	2.24 to 23.63	72,274	4.21	0.37 to 1.85	28.33 to 26.50
2008	3,393	1.74 to 18.68	64,057	2.39	0.47 to 1.85	(33.14) to (34.09)
2007	4,085	2.61 to 28.34	116,915	0.83	0.42 to 1.85	(18.04) to (19.21)
2006	5,236	3.18 to 35.07	181,645	1.59	0.42 to 1.85	35.90 to 34.11

SAM Balanced Portfolio
Division:
2010	66,480	10.43 to 10.09	684,067	3.60	0.95 to 1.85	12.51 to 11.49
2009	62,913	9.27 to 9.05	577,353	3.66	0.95 to 1.85	22.62 to 21.64
2008	30,551	7.56 to 7.44	229,327	3.52	0.95 to 1.85	(26.82) to (27.56)
2007 (7)	3,428	10.33 to 10.28	35,315	0.06	0.95 to 1.85	3.35 to 2.20

		Principal Life Insurance Company
		Separate Account B

	Notes to Financial Statements (continued)

6. Financial Highlights (continued)
				For the Year Ended December 31,
		December 31		Except as Noted
		Unit Fair Value			Expense
		Corresponding to	Net	Investment	Ratio (2)
	Units	Lowest to Highest	Assets	Income	Lowest to	Total Return (3)
Division	(000’s)	Expense Ratio	(000’s)	Ratio (1)	Highest	Lowest to Highest

SAM Conservative Balanced
Portfolio Division:
2010	14,635	$10.96 to $10.61	$158,220	4.32%	0.95% to 1.85%	10.71% to 9.83%
2009	14,160	9.90 to 9.66	138,649	3.08	0.95 to 1.85	20.00 to 18.97
2008	7,346	8.25 to 8.12	60,144	3.11	0.95 to 1.85	(19.98) to (20.70)
2007 (7)	843	10.31 to 10.25	8,661	0.29	0.95 to 1.85	3.07 to 1.64

SAM Conservative Growth
Portfolio Division:
2010	5,760	9.73 to 9.41	55,154	3.12	0.95 to 1.85	14.07 to 13.10
2009	4,941	8.53 to 8.32	41,606	4.97	0.95 to 1.85	24.53 to 23.44
2008	3,313	6.85 to 6.74	22,494	3.79	0.95 to 1.85	(33.75) to (34.37)
2007 (7)	670	10.34 to 10.28	6,902	0.54	0.95 to 1.85	3.30 to 2.62

SAM Flexible Income Portfolio
Division:
2010	14,055	11.38 to 11.01	157,635	5.26	0.95 to 1.85	9.42 to 8.47
2009	12,515	10.40 to 10.15	128,680	4.54	0.95 to 1.85	18.86 to 17.75
2008	7,644	8.75 to 8.62	66,370	4.86	0.95 to 1.85	(14.55) to (15.32)
2007 (7)	149	10.24 to 10.19	1,519	0.49	0.95 to 1.85	2.43 to 1.12

SAM Strategic Growth Portfolio
Division:
2010	4,212	9.32 to 9.02	38,641	2.50	0.95 to 1.85	15.35 to 14.32
2009	3,779	8.08 to 7.89	30,169	3.70	0.95 to 1.85	26.25 to 25.04
2008	2,572	6.40 to 6.31	16,339	3.61	0.95 to 1.85	(38.04) to (38.56)
2007 (7)	659	10.33 to 10.27	6,786	0.18	0.95 to 1.85	3.16 to 2.87

Short-Term Income Division:
2010	14,544	11.25 to 11.02	161,858	2.79	0.85 to 1.85	3.31 to 2.32
2009	2,174	10.89 to 10.77	23,551	7.36	0.85 to 1.85	9.01 to 110.35
2008 (9)	28	9.99 to 5.12	261	–	0.85 to 1.85	0.30 to (48.59)

SmallCap Blend Division:
2010	2,886	1.26 to 11.71	33,079	0.50	0.20 to 1.85	23.74 to 21.98
2009	3,419	1.02 to 9.60	33,829	0.73	0.33 to 1.85	21.60 to 19.85
2008	3,928	0.84 to 8.01	32,501	0.45	0.43 to 1.85	(37.00) to (37.86)
2007	4,859	1.33 to 12.89	65,212	0.31	0.42 to 1.85	1.22 to (0.23)
2006	5,338	1.31 to 12.92	71,752	0.16	0.42 to 1.85	12.23 to 10.64

Principal Life Insurance Company
Separate Account B

Notes to Financial Statements (continued)

6. Financial Highlights (continued)
				For the Year Ended December 31,
		December 31		Except as Noted
		Unit Fair Value			Expense
		Corresponding to	Net	Investment	Ratio (2)
	Units	Lowest to Highest	Assets	Income	Lowest to	Total Return (3)
Division	(000’s)	Expense Ratio	(000’s)	Ratio (1)	Highest	Lowest to Highest

SmallCap Growth II Division:
2010	3,144	$0.81 to $9.95	$31,722	–%	0.23% to 1.85%	26.40% to 24.69%
2009	3,540	0.64 to 7.98	28,675	–	0.72 to 1.85	31.00 to 29.34
2008	3,794	0.49 to 6.17	24,055	–	0.43 to 1.85	(41.39) to (42.28)
2007	4,379	0.83 to 10.69	47,856	–	0.42 to 1.85	4.48 to 3.06
2006	4,608	0.80 to 10.37	48,773	–	0.42 to 1.85	8.52 to 6.98

SmallCap Value I Division:
2010	4,063	1.79 to 21.02	86,698	0.84	0.36 to 1.85	25.53 to 23.72
2009	4,686	1.42 to 16.99	80,632	2.30	0.46 to 1.85	15.68 to 14.10
2008	4,949	1.23 to 14.89	74,626	0.98	0.41 to 1.85	(32.10) to (33.08)
2007	5,471	1.81 to 22.25	123,310	0.36	0.42 to 1.85	(9.90) to (11.18)
2006	4,998	2.01 to 25.05	126,060	0.29	0.42 to 1.85	18.24 to 16.47

T. Rowe Price Blue Chip Growth
II Division:
2010	535	12.61 to 12.14	6,703	–	1.25 to 1.85	14.53 to 13.88
2009	457	11.01 to 10.66	5,001	–	1.25 to 1.85	40.08 to 39.16
2008	164	7.86 to 7.66	1,278	0.11	1.25 to 1.85	(43.37) to (43.68)
2007	136	13.88 to 13.60	1,872	0.11	1.25 to 1.85	11.08 to 10.42
2006	83	12.49 to 12.32	1,028	0.24	1.25 to 1.85	7.97 to 7.33

T. Rowe Price Health Sciences II
Division:
2010	396	16.36 to 15.75	6,429	–	1.25 to 1.85	13.85 to 13.23
2009	342	14.37 to 13.91	4,869	–	1.25 to 1.85	29.69 to 28.92
2008	339	11.08 to 10.79	3,736	–	1.25 to 1.85	(30.05) to (30.48)
2007	245	15.84 to 15.52	3,858	–	1.25 to 1.85	16.24 to 15.54
2006	162	13.62 to 13.43	2,197	–	1.25 to 1.85	7.09 to 6.45

Templeton Growth Securities
Class 2 Division:
2010	79	15.23	1,200	1.41	0.85	6.43
2009	92	14.31	1,315	3.15	0.85	29.97
2008	105	11.01	1,158	1.81	0.85	(42.81)
2007	138	19.25	2,663	1.33	0.85	1.48
2006	160	18.97	3,029	1.28	0.85	20.78

Principal Life Insurance Company
Separate Account B

Notes to Financial Statements (continued)

6. Financial Highlights (continued)
For the Year Ended December 31,
			December 31		Except as Noted
			Unit Fair Value			Expense
			Corresponding to	Net	Investment	Ratio (2)
		Units	Lowest to Highest	Assets	Income	Lowest to	Total Return (3)
	Division	(000’s)	Expense Ratio	(000’s)	Ratio (1)	Highest	Lowest to Highest

Van Eck VIP Global Hard Assets
Class Division:
	2010 (21)	323	$16.74 to $16.58	$5,397	0.14%	1.25% to 1.85%	27.11% to 41.23%
	2009 (10)	82	13.17 to 13.12	1,081	–	1.25 to 1.85	26.63 to 26.28

(1)	These amounts represent the dividends, excluding distributions of capital gains, received by the division from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.
(2)	These ratios represent the annualized contract expenses of Separate Account B, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in adirect reduction to unit values.
Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.
(3)	These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in areduction in the total return presented.
Investment options with adate notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. These percentages represent the range of total returns available as of the report date and correspond with the expense ratio lowest to highest.
(4)	These divisions received payment from an affiliate as compensation for foreign income tax credits. The total returns for these divisions would have been lower without the inclusion of the Payment from Affiliate.
(5)	Commenced operations April 28, 2006.
(6)	Commenced operations January 5, 2007.
(7)	Commenced operations May 1, 2007.
(8)	Commenced operations May 19, 2008.
(9)	Commenced operations November 24, 2008.
(10)	Commenced operations May 18, 2009.
(11)	Commenced operations January 4, 2010.
(12)	Commenced operations May 24, 2010.
(13)	Formerly known as AIM V.I. Basic Value Fund Series I Division when the name was changed on May 24, 2010.
(14)	Formerly known as AIM V.I. Core Equity Fund Series I Division when the name was changed on May 24, 2010.
(15)	Formerly known as AIM V.I. Capital Appreciation Fund Series I Division when the name was changed on May 24, 2010.
(16)	Formerly known as AIM V.I. Dynamics Fund Series I Division when the name was changed on May 24, 2010.
(17)	Formerly known as AIM V.I. Small Cap Equity Fund Series I Division when the name was changed on May 24, 2010.
(18)	Formerly known as AIM V.I. International Growth Fund Series I Division when the name was changed on May 24, 2010.
(19)	Formerly known as AIM V.I. Global Health Care Fund Series I Division when the name was changed on May 24, 2010.
(20)	Formerly known as AIM V.I. Technology Fund Series I Division when the name was changed on May 24, 2010.
(21)	Formerly known as Van Eck Worldwide Hard Assets Service Class Division when the name was changed on May 24, 2010.
(22)	Formerly known as Mortgage Securities Division when the name was changed on July 16, 2010.

Principal Life Insurance Company
Separate Account B

Notes to Financial Statements (continued)

6. Financial Highlights (continued)

There are divisions that have total return outside of the ranges indicated above. The following is a list of the divisions and corresponding lowest total return and highest total return.

Division	2010 Unit Value	2010 Total Return

American Century VP Income & Growth Class I Division	$9.55	13.15%
Asset Allocation Division	25.00	–
Balanced Division	2.12 and 19.61
Bond & Mortgage Securities Division	2.31 and 20.83	–
Diversified International Division	2.58 and 23.55	–
Equity Income Division	9.21	–
	2.37, 11.10, 11.17 and
Government & High Quality Bond Division	11.19	–
International Emerging Markets Division	36.60	–
LargeCap Growth Division	1.95 and 18.49	–
LargeCap Growth I Division	33.64	–
LargeCap S&P 500 Index Division	9.63, 10.09 and 10.22	–
	2.96, 3.08, 5.92, 6.96,
LargeCap Value Division	9.35 and 10.17	13.60
MidCap Blend Division	4.74 and 43.87	–
Money Market Division	1.63 and 14.14	–
Principal LifeTime Strategic Income Division	11.84	–
Principal LifeTime 2010 Division	12.24	–
Principal LifeTime 2020 Division	12.73	–
Principal LifeTime 2030 Division	12.49	–
Principal LifeTime 2040 Division	12.61	–
Principal LifeTime 2050 Division	12.59	–
Real Estate Securities Division	30.99	–
SmallCap Blend Division	12.45 and 15.95	–
SmallCap Growth II Division	10.57	–
SmallCap Value I Division	22.34	–
Van Eck VIP Global Hard Assets Class Division	–	26.37 and 41.74

Division	2009 Unit Value	2009 Total Return

American Century VP Income & Growth Class I Division	$8.44	–%
Asset Allocation Division	23.21	–
Balanced Division	1.88 and 17.48	–
Bond & Mortgage Securities Division	2.09 and 18.89	–

Principal Life Insurance Company
Separate Account B

Notes to Financial Statements (continued)

6. Financial Highlights (continued)

Division	2009 Unit Value	2009 Total Return

Diversified International Division	$2.28 and $20.97	–%
Equity Income Division	8.02	–
Government & High Quality Bond Division	2.25 and 19.27	–
International Emerging Markets Division	31.08	–
International Small Cap Division	21.74	–
LargeCap Growth Division	1.66 and 15.81	–
LargeCap Growth I Division	28.48	–
LargeCap S&P 500 Index Division	8.51, 8.88 and 9.00	–
	2.61, 2.71, 5.27,
LargeCap Value Division	6.16, 8.27 and 8.99	–
MidCap Blend Division	3.85 and 35.80	–
		32.72, 33.42 and
MidCap Growth I Division	10.62 and 11.86	33.94
MidCap Value II Division	12.17 and 18.45	–
Money Market Division	1.64 and 14.32	–
Mortgage Securities Division	–	5.15 and 5.45
Principal LifeTime Strategic Income Division	10.78	–
Principal LifeTime 2010 Division	10.88	–
Principal LifeTime 2020 Division	11.20	–
Principal LifeTime 2030 Division	10.96	–
Principal LifeTime 2040 Division	11.02	–
Principal LifeTime 2050 Division	10.97	–
Real Estate Securities Division	24.96	–
Short-Term Income Division	–	8.51 and 8.91
SmallCap Blend Division	10.14 and 12.95	–
SmallCap Growth II Division	8.43	–
SmallCap Value I Division	17.94	–

Division	2008 Unit Value	2008 Total Return

American Century VP Income & Growth Class I Division	$7.22	–%
Asset Allocation Division	19.78	–
Balanced Division	1.56 and 14.61	–
Bond & Mortgage Securities Division	1.74 and 15.82	–
Diversified International Division	1.80 and 16.48	–
Equity Income Division	6.77	–
Government & High Quality Bond Division	2.15 and 18.53	–
International Emerging Markets Division	18.55	–

Principal Life Insurance Company
Separate Account B

Notes to Financial Statements (continued)

6. Financial Highlights (continued)

Division	2008 Unit Value	2008 Total Return

International SmallCap Division	$16.33	–%
LargeCap Growth Division	1.32 and 12.61	–
LargeCap Growth I Division	18.88	–
LargeCap S&P 500 Index Division	6.82, 7.09 and 7.19	–
LargeCap Value Division	2.26, 18.56 and 27.22	–
MidCap Blend Division	2.90 and 27.10	–
MidCap Growth I Division	7.96 and 8.85	–
MidCap Value II Division	9.19 and 13.88	–
Money Market Division	1.65 and 14.47	–
Principal LifeTime Strategic Income Division	9.17	(25.31)
Principal LifeTime 2010 Division	8.81	(32.23)
Principal LifeTime 2020 Division	8.90	(35.39)
Principal LifeTime 2030 Division	8.65	(37.65)
Principal LifeTime 2040 Division	8.61	(39.38)
Principal LifeTime 2050 Division	8.54	(40.23)
Real Estate Securities Division	19.61	–
SAM Balanced Portfolio Division	–	(27.63)
SAM Conservative Balanced Portfolio Division	–	(20.78)
SAM Conservative Growth Portfolio Division	–	(34.44)
SAM Flexible Income Portfolio Division	–	(15.41)
SmallCap Blend Division	8.40 and 10.69	–
SmallCap Growth II Division	6.48	–
SmallCap Value I Division	15.63	–

Division	2007 Unit Value	2007 Total Return

AIM V.I. SmallCap Equity Series I Division	$ –	(1.43)% and 3.87%
American Century VP Income and Growth Class I Division	11.14	–
Asset Allocation Division	26.65	–
Balanced Division	2.27 and 21.41	–
Bond Division	2.11 and 19.32	–
Principal Capital Value Division	3.51, 28.99 and 42.27	–
Diversified International Division	3.36 and 31.03	–
Equity Growth Division	32.19	2.66 and 2.73
Equity Income I Division	10.38	–
Government & High Quality Bond Division	2.20 and 19.07	–
Growth Division	2.33 and 22.46	–
International Emerging Markets Division	41.62	–

Principal Life Insurance Company
Separate Account B

Notes to Financial Statements (continued)

6. Financial Highlights (continued)

Division	2007 Unit Value	2007 Total Return

International SmallCap Division	$33.26	–%
	10.98, 11.37 and
LargeCap Stock Index Division	11.55	–
MidCap Division	4.41 and 41.53	–
MidCap Growth Division	13.69 and 15.16	–
MidCap Value Division	16.60 and 24.95	–
Money Market Division	1.62 and 14.28	–
Principal LifeTime Strategic Income Division	12.20	–
Principal LifeTime 2010 Division	12.91	–
Principal LifeTime 2020 Division	13.68	–
Principal LifeTime 2030 Division	13.78	–
Principal LifeTime 2040 Division	14.11	–
Principal LifeTime 2050 Division	14.20	–
Real Estate Securities Division	29.57	–
SAM Balanced Portfolio Division	10.27	–
SAM Conservative Balanced Portfolio Division	10.24	–
SAM Conservative Growth Portfolio Division	10.27	–
SAM Flexible Income Portfolio Division	10.18	–
SAM Strategic Growth Portfolio Division	–	2.54
SmallCap Division	13.45 and 17.04	–
SmallCap Growth Division	11.15	–
SmallCap Value Division	23.22	–

Division	2006 Unit Value	2006 Total Return

American Century VP Income & Growth Class I Division	$11.25	4.83%
Asset Allocation Division	24.14	–
Balanced Division	2.17 and 20.58	–
Bond Division	2.05 and 18.92	0.35
Capital Value Division	3.53, 29.38 and 42.51	4.47
Diversified International Division	2.91 and 27.07	6.56
Equity Growth Division	30.04	–
Government & High Quality Bond Division	2.11 and 18.41	0.29
Growth Division	1.90 and 18.46	–
International Emerging Markets Division	29.66	–
International SmallCap Division	30.83	–
	10.57, 10.90 and
LargeCap Stock Index Division	11.09	3.93

Principal Life Insurance Company
Separate Account B

Notes to Financial Statements (continued)

6. Financial Highlights (continued)

Division	2006 Unit Value	2006 Total Return

MidCap Division	$4.05 and $38.42	4.32%
MidCap Growth Division	12.51 and 13.80	3.76
MidCap Value Division	16.98 and 25.43	4.92
Money Market Division	1.55 and 13.79	0.60
Principal LifeTime Strategic Income Division	12.10	8.89
Principal LifeTime 2010 Division	12.60	10.91
Principal LifeTime 2020 Division	13.21	13.73
Principal LifeTime 2030 Division	13.17	13.40
Principal LifeTime 2040 Division	13.41	13.70
Principal LifeTime 2050 Division	13.48	14.06
Real Estate Securities Division	36.38	3.71
Short-Term Bond Division	–	0.44
SmallCap Division	13.40 and 16.90	4.60
SmallCap Growth Division	10.76	3.49
SmallCap Value Division	25.99	4.97

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholder Principal Life Insurance Company

     We have audited the accompanying consolidated statements of financial position of Principal Life Insurance Company (“the Company”) as of December 31, 2010 and 2009, and the related consolidated statements of operations, stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2010. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Principal Life Insurance Company at December 31, 2010 and 2009, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2010, in conformity with U.S. generally accepted accounting principles.

     As discussed in Note 1 to the consolidated financial statements, in response to new accounting standards, the Company changed its methods of accounting for credit derivatives embedded in beneficial interests in securitized financial assets effective July 1, 2010; for variable interest entities effective January 1, 2010; for other-than-temporary impairments on debt securities and for the treatment of noncontrolling interests effective January 1, 2009; and for its pension and other postretirement benefits effective January 1, 2008.

/s/ Ernst & Young LLP

Des Moines, Iowa March 16, 2011

Principal Life Insurance Company
Consolidated Statements of Financial Position

	December 31,
	2010	2009
	(in millions)
Assets
Fixed maturities, available-for-sale (2010 includes $257.9 million related to consolidated variable interest
entities)	$ 45,184.8	$ 43,518.4
Fixed maturities, trading (2010 includes $131.4 million related to consolidated variable interest entities)	606.9	484.8
Equity securities, available-for-sale	165.9	211.7
Equity securities, trading (2010 includes $158.6 million related to consolidated variable interest entities)	258.3	177.2
Mortgage loans	10,477.1	11,250.5
Real estate	1,052.3	1,022.2
Policy loans	878.3	881.3
Other investments (2010 includes $128.7 million related to consolidated variable interest entities of
which $128.3 million are measured at fair value under the fair value option)	1,407.6	1,398.5
Total investments	60,031.2	58,944.6
Cash and cash equivalents (2010 includes $100.0 million related to consolidated variable interest
entities)	1,546.8	2,044.5
Accrued investment income	655.7	681.7
Premiums due and other receivables	999.7	1,011.2
Deferred policy acquisition costs	3,258.8	3,454.8
Property and equipment	432.4	466.0
Goodwill	214.6	258.2
Other intangibles	139.7	145.7
Separate account assets	62,738.4	57,380.8
Other assets	921.8	1,311.3
Total assets	$ 130,939.1	$ 125,698.8

Liabilities
Contractholder funds	$ 37,092.1	$ 39,764.7
Future policy benefits and claims	16,068.1	15,944.4
Other policyholder funds	569.9	539.7
Short-term debt	294.4	312.1
Long-term debt	120.4	120.8
Income taxes currently payable	0.3	1.9
Deferred income taxes	267.8	4.9
Separate account liabilities	62,738.4	57,380.8
Other liabilities (2010 includes $433.6 million related to consolidated variable interest entities of which
$114.5 million are measured at fair value under the fair value option)	5,821.5	5,162.6
Total liabilities	122,972.9	119,231.9
Stockholder’s equity
Common stock, par value $1 per share — 5.0 million shares authorized, 2.5 million shares issued and
outstanding (wholly owned indirectly by Principal Financial Group, Inc.)	2.5	2.5
Additional paid-in capital	6,145.0	6,408.9
Retained earnings	1,472.4	1,024.3
Accumulated other comprehensive income (loss)	195.4	(1,086.8)
Total stockholder’s equity attributable to Principal Life Insurance Company	7,815.3	6,348.9
Noncontrolling interest	150.9	118.0
Total stockholder’s equity	7,966.2	6,466.9
Total liabilities and stockholder’s equity	$ 130,939.1	$ 125,698.8

See accompanying notes.

Principal Life Insurance Company
Consolidated Statements of Operations

	For the year ended December 31,
	2010	2009	2008
		(in millions)
Revenues
Premiums and other considerations	$ 3,300.3	$ 3,511.5	$ 4,005.1
Fees and other revenues	1,755.1	1,619.0	1,849.5
Net investment income	3,085.8	3,188.2	3,472.0
Net realized capital gains (losses), excluding impairment losses on available-for-sale
securities	(47.4)	6.2	(144.9)
Total other-than-temporary impairment losses on available-for-sale securities	(297.1)	(712.4)	(477.7)
Portion of impairment losses on fixed maturities, available-for-sale recognized in other
comprehensive income	56.1	260.9	—
Net impairment losses on available-for-sale securities	(241.0)	(451.5)	(477.7)
Net realized capital losses	(288.4)	(445.3)	(622.6)
Total revenues	7,852.8	7,873.4	8,704.0
Expenses
Benefits, claims and settlement expenses	4,840.6	5,005.9	5,634.0
Dividends to policyholders	219.9	242.2	267.3
Operating expenses	2,169.4	1,975.1	2,345.7
Total expenses	7,229.9	7,223.2	8,247.0
Income before income taxes	622.9	650.2	457.0
Income taxes	120.4	124.8	44.3
Net income	502.5	525.4	412.7
Net income attributable to noncontrolling interest	16.6	23.0	9.6
Net income attributable to Principal Life Insurance Company	$ 485.9	$ 502.4	$ 403.1

See accompanying notes.

Principal Life Insurance Company
Consolidated Statements of Stockholder’s Equity

				Accumulated
		Additional		other		Total
	Common	paid-in	Retained	comprehensive	Noncontrolling	stockholder’s
	stock	capital	earnings	income (loss)	interest	equity
				(in millions)
Balances at January 1, 2008	$ 2.5	$ 5,595.9	$ 760.8	$ 117.5	$ 89.9	$ 6,566.6
Return of capital to parent	—	(5.2)	—	—	—	(5.2)
Capital transactions of equity method investee, net of related income taxes	—	0.6		—	—	0.6
Stock-based compensation and additional related tax benefits	—	35.3	(0.8)	—	—	34.5
Dividends to parent	—	—	(5.5)	—	—	(5.5)
Distributions to noncontrolling interest	—	—	—	—	(14.7)	(14.7)
Contributions from noncontrolling interest	—	—	—	—	7.0	7.0
Effects of changing postretirement benefit plan measurement date, net of related income
taxes	—	—	0.9	(2.0)	—	(1.1)
Comprehensive loss:
Net income	—	—	403.1	—	9.6	412.7
Net unrealized losses, net	—	—	—	(4,205.1)	—	(4,205.1)
Foreign currency translation adjustment, net of related income taxes	—	—	—	(15.5)	—	(15.5)
Unrecognized postretirement benefit obligation, net of related income taxes	—	—	—	(632.5)	—	(632.5)
Comprehensive loss						(4,440.4)
Balances at December 31, 2008	2.5	5,626.6	1,158.5	(4,737.6)	91.8	2,141.8
Contributions from parent	—	795.9	—	—	—	795.9
Stock-based compensation and additional related tax benefits	—	32.3	(1.5)	—	—	30.8
Dividends to parent	—	—	(645.0)	—	—	(645.0)
Distributions to noncontrolling interest	—	—	—	—	(7.1)	(7.1)
Contributions from noncontrolling interest	—	—	—	—	10.1	10.1
Purchase of subsidiary shares from noncontrolling interest	—	(45.9)	—	—	0.2	(45.7)
Effects of reclassifying noncredit component of previously recognized impairment
losses on fixed maturities, available-for-sale, net	—	—	9.9	(9.9)	—	—
Comprehensive income:
Net income	—	—	502.4	—	23.0	525.4
Net unrealized gains, net	—	—	—	3,620.9	—	3,620.9
Noncredit component of impairment losses on fixed maturities, available-for-sale, net	—	—	—	(152.9)	—	(152.9)
Foreign currency translation adjustment, net of related income taxes	—	—	—	21.6	—	21.6
Unrecognized postretirement benefit obligation, net of related income taxes	—	—	—	171.1	—	171.1
Comprehensive income						4,186.1
Balances at December 31, 2009	2.5	6,408.9	1,024.3	(1,086.8)	118.0	6,466.9
Return of capital to parent	—	(301.8)	—	—	—	(301.8)
Stock-based compensation and additional related tax benefits	—	37.9	(1.7)	—	—	36.2
Distributions to noncontrolling interest	—	—	—	—	(7.8)	(7.8)
Contributions from noncontrolling interest	—	—	—	—	24.1	24.1
Effects of implementation of accounting change related to variable interest entities,
net	—	—	(10.7)	10.7	—	—
Effects of electing fair value option for fixed maturities upon implementation of
accounting change related to embedded credit derivatives, net	—	—	(25.4)	25.4	—	—
Comprehensive income:
Net income	—	—	485.9	—	16.6	502.5
Net unrealized gains, net	—	—	—	1,076.2	—	1,076.2
Noncredit component of impairment losses on fixed maturities, available-for-sale, net	—	—	—	(33.5)	—	(33.5)
Foreign currency translation adjustment, net of related income taxes	—	—	—	(4.6)	—	(4.6)
Unrecognized postretirement benefit obligation, net of related income taxes	—	—	—	208.0	—	208.0
Comprehensive income						1,748.6
Balances at December 31, 2010	$ 2.5	$ 6,145.0	$ 1,472.4	$ 195.4	$ 150.9	$ 7,966.2

See accompanying notes.

Principal Life Insurance Company
Consolidated Statements of Cash Flows

	For the year ended December 31,
	2010	2009	2008
		(in millions)
Operating activities
Net income	$ 502.5	$ 525.4	$ 412.7
Adjustments to reconcile net income to net cash provided by operating activities:
Amortization of deferred policy acquisition costs	201.6	93.9	375.0
Additions to deferred policy acquisition costs	(461.1)	(454.3)	(637.9)
Accrued investment income	26.0	62.3	22.3
Net cash flows for trading securities	78.8	299.9	(457.9)
Premiums due and other receivables	1.3	(124.6)	(74.9)
Contractholder and policyholder liabilities and dividends	1,165.9	1,422.3	2,010.4
Current and deferred income taxes (benefits)	29.8	35.4	(194.3)
Net realized capital losses	288.4	445.3	622.6
Depreciation and amortization expense	139.1	98.4	91.4
Mortgage loans held for sale, acquired or originated	—	(3.0)	(36.8)
Mortgage loans held for sale, sold or repaid, net of gain	1.7	17.5	18.1
Real estate acquired through operating activities	—	(19.8)	(77.5)
Real estate sold through operating activities	116.5	5.2	24.5
Stock-based compensation	36.2	30.0	23.2
Other	621.3	152.4	(58.9)
Net adjustments	2,245.5	2,060.9	1,649.3
Net cash provided by operating activities	2,748.0	2,586.3	2,062.0
Investing activities
Available-for-sale securities:
Purchases	(6,442.4)	(7,046.2)	(6,179.9)
Sales	1,491.6	3,115.5	1,087.1
Maturities	4,783.0	4,128.8	3,039.4
Mortgage loans acquired or originated	(1,189.8)	(514.8)	(3,395.7)
Mortgage loans sold or repaid	1,678.4	1,615.4	2,791.1
Real estate acquired	(53.8)	(62.2)	(33.3)
Real estate sold	—	25.3	68.7
Net purchases of property and equipment	(9.8)	(17.9)	(104.1)
Purchases of interest in subsidiaries, net of cash acquired	—	(45.7)	(18.0)
Net change in other investments	(15.1)	(8.7)	(31.5)
Net cash provided by (used in) investing activities	$ 242.1	$ 1,189.5	$ (2,776.2)

Principal Life Insurance Company
Consolidated Statements of Cash Flows — (continued)

	For the year ended December 31,
	2010	2009	2008
		(in millions)
Financing activities
Proceeds from financing element derivatives	$ 79.3	$ 122.0	$ 142.2
Payments for financing element derivatives	(46.5)	(67.4)	(114.6)
Excess tax benefits from share-based payment arrangements	0.8	0.2	2.7
Dividends to parent	—	(645.0)	(5.5)
Capital contributions from (to) parent	(301.8)	795.9	(5.2)
Issuance of long-term debt	—	—	0.1
Principal repayments of long-term debt	(0.4)	(0.4)	(65.8)
Net proceeds from (repayments of) short-term borrowings	(17.7)	21.0	(53.3)
Investment contract deposits	4,099.9	4,220.2	11,349.0
Investment contract withdrawals	(7,343.3)	(8,752.7)	(9,813.7)
Net increase in banking operation deposits	46.2	43.9	373.1
Other	(4.3)	(5.7)	(5.4)
Net cash provided by (used in) financing activities	(3,487.8)	(4,268.0)	1,803.6
Net increase (decrease) in cash and cash equivalents	(497.7)	(492.2)	1,089.4
Cash and cash equivalents at beginning of year	2,044.5	2,536.7	1,447.3
Cash and cash equivalents at end of year	$ 1,546.8	$ 2,044.5	$ 2,536.7

Supplemental Information:
Cash paid for interest	$ 10.7	$ 14.7	$ 15.2
Cash paid for income taxes	$ 88.6	$ 107.1	$ 227.5

See accompanying notes.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2010

1. Nature of Operations and Significant Accounting Policies

Description of Business

Principal Life Insurance Company (“PLIC”) along with its consolidated subsidiaries is a diversified financial services organization engaged in promoting retirement savings and investment and insurance products and services in the U.S. We are a direct wholly owned subsidiary of Principal Financial Services, Inc. (“PFSI”), which in turn is a direct wholly owned subsidiary of Principal Financial Group, Inc. (“PFG”).

Basis of Presentation

The accompanying consolidated financial statements, which include our majority-owned subsidiaries and consolidated variable interest entities (“VIEs”), have been prepared in conformity with U.S. generally accepted accounting principles (“U.S.
GAAP”). Less than majority-owned entities in which we have at least a 20% interest and limited liability companies (“LLCs”), partnerships and real estate joint ventures in which we have at least a 5% interest, are reported on the equity method in the consolidated statements of financial position as other investments. Investments in LLCs, partnerships and real estate joint ventures in which we have an ownership percentage of 3% to 5% are accounted for under the equity or cost method depending upon the specific facts and circumstances of our ownership and involvement. All significant intercompany accounts and transactions have been eliminated. Information included in the notes to the financial statements excludes information applicable to less than majority-owned entities reported on the equity and cost methods, unless otherwise noted.

We have evaluated subsequent events through March 16, 2011, which was the date our consolidated financial statements were issued.

Reclassifications have been made to prior period financial statements to conform to the December 31, 2010, presentation. See Recent Accounting Pronouncements for impact of new accounting guidance on prior period financial statements.

Closed Block

We operate a closed block (“Closed Block”) for the benefit of individual participating dividend-paying policies in force at the time of the 1998 mutual insurance holding company (“MIHC”) formation. See Note 7, Closed Block, for further details.

Recent Accounting Pronouncements

In October 2010, the Financial Accounting Standards Board (“FASB”) issued authoritative guidance that modifies the definition of the types of costs incurred by insurance entities that can be capitalized in the successful acquisition of new or renewal insurance contracts. Capitalized costs should include incremental direct costs of contract acquisition, as well as certain costs related directly to acquisition activities such as underwriting, policy issuance and processing, medical and inspection and sales force contract selling. This guidance will be effective for us on January 1, 2012, with retrospective application permitted but not required. We are currently evaluating the impact this guidance will have on our consolidated financial statements.

In July 2010, the FASB issued authoritative guidance that requires new and expanded disclosures related to the credit quality of financing receivables and the allowance for credit losses. Reporting entities are required to provide qualitative and quantitative disclosures on the allowance for credit losses, credit quality, impaired loans, modifications and nonaccrual and past due financing receivables. The disclosures are required to be presented on a disaggregated basis by portfolio segment and class of financing receivable. Disclosures required by the guidance that relate to the end of a reporting period were effective for us in our December 31, 2010, consolidated financial statements. See Note 5, Investments, for further details. Disclosures required by the guidance that relate to an activity that occurs during a reporting period will be effective for us on January 1, 2011, and will not have a material impact on our consolidated financial statements. In January 2011, the FASB issued authoritative guidance that deferred indefinitely the disclosures relating to troubled debt restructuring.

In April 2010, the FASB issued authoritative guidance addressing how investments held through the separate accounts of an insurance entity affect the entity’s consolidation analysis. This guidance clarifies that an insurance entity should not consider any separate account interests held for the benefit of policyholders in an investment to be the insurer’s interests and should not combine those interests with its general account interest in the same investment when assessing the investment for consolidation. This guidance will be effective for us on January 1, 2011, and will not have a material impact on our consolidated financial statements.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

1. Nature of Operations and Significant Accounting Policies — (continued)

In March 2010, the FASB issued authoritative guidance that amends and clarifies the guidance on evaluation of credit derivatives embedded in beneficial interests in securitized financial assets, including asset-backed securities, credit-linked notes, collateralized loan obligations and collateralized debt obligations (“CDOs”). This guidance eliminates the scope exception for bifurcation of embedded credit derivatives in interests in securitized financial assets, unless they are created solely by subordination of one financial instrument to another. We adopted this guidance effective July 1, 2010, and within the scope of this guidance reclassified fixed maturities with a fair value of $75.3 million, from available-for-sale to trading. The cumulative change in accounting principle related to unrealized losses on these fixed maturities resulted in a net $25.4 million decrease to retained earnings, with a corresponding increase to accumulated other comprehensive income (“AOCI”).

In January 2010, the FASB issued authoritative guidance that requires new disclosures related to fair value measurements and clarifies existing disclosure requirements about the level of disaggregation, inputs and valuation techniques.
Specifically, reporting entities now must disclose separately the amounts of significant transfers in and out of Level 1 and Level
2 fair value measurements and describe the reasons for the transfers. In addition, in the reconciliation for Level 3 fair value measurements, a reporting entity should present separately information about purchases, sales, issuances and settlements. The guidance clarifies that a reporting entity needs to use judgment in determining the appropriate classes of assets and liabilities for disclosure of fair value measurement, considering the level of disaggregated information required by other applicable U.S.
GAAP guidance and should also provide disclosures about the valuation techniques and inputs used to measure fair value for each class of assets and liabilities. This guidance was effective for us on January 1, 2010, except for the disclosures about purchases, sales, issuances and settlements in the reconciliation for Level 3 fair value measurements, which will be effective for us on January 1, 2011. This guidance will not have a material impact on our consolidated financial statements.

In September 2009, FASB issued authoritative guidance for measuring the fair value of certain alternative investments and to offer investors a practical means for measuring the fair value of investments in certain entities that calculate net asset value per share. This guidance was effective for us on October 1, 2009, and did not have a material impact on our consolidated financial statements.

In August 2009, the FASB issued authoritative guidance to provide additional guidance on measuring the fair value of liabilities. This guidance clarifies that the quoted price for the identical liability, when traded as an asset in an active market, is also a Level 1 measurement for that liability when no adjustment to the quoted price is required. In the absence of a quoted price in an active market, an entity must use one or more of the following valuation techniques to estimate fair value: (1) a valuation technique that uses a quoted price (a) of an identical liability when traded as an asset or (b) of a similar liability when traded as an asset; or (2) another valuation technique such as (a) a present value technique or (b) a technique based on the amount an entity would pay to transfer the identical liability or would receive to enter into an identical liability. This guidance was effective for us on October 1, 2009, and did not have a material impact on our consolidated financial statements.

In June 2009, the FASB issued authoritative guidance for the establishment of the FASB Accounting Standards
CodificationTM (“Codification”) as the source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in conformity with U.S. GAAP. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under federal securities laws are also sources of authoritative
U.S. GAAP for SEC registrants. All guidance contained in the Codification carries an equal level of authority. This guidance was effective for us on July 1, 2009, and did not have a material impact on our consolidated financial statements.

In June 2009, the FASB issued authoritative guidance to improve the relevance, representational faithfulness and comparability of the information that a reporting entity provides in its financial reports about a transfer of financial assets; the effects of a transfer on its financial position, financial performance and cash flows; and a transferor’s continuing involvement in transferred financial assets. The most significant change is the elimination of the concept of a qualifying special-purpose entity (“QSPE”). Therefore, former QSPEs, as defined under previous accounting standards, should be evaluated for consolidation by reporting entities on and after the effective date in accordance with the applicable consolidation guidance.
This guidance was effective for us on January 1, 2010, and did not have a material impact on our consolidated financial statements.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

1. Nature of Operations and Significant Accounting Policies — (continued)

Also in June 2009, the FASB issued authoritative guidance related to the accounting for VIEs, which amends prior guidance and requires an enterprise to perform an analysis to determine whether the enterprise’s variable interest or interests give it a controlling financial interest in a VIE. This analysis identifies the primary beneficiary of a VIE as the enterprise with
(1) the power to direct the activities of a VIE that most significantly impact the entity’s economic performance and (2) the obligation to absorb losses of the entity or the right to receive benefits from the entity that could potentially be significant to the VIE. In addition, this guidance requires ongoing reassessments of whether an enterprise is the primary beneficiary of a
VIE. Furthermore, we are required to enhance disclosures that will provide users of financial statements with more transparent information about an enterprise’s involvement in a VIE. We adopted this guidance prospectively effective
January 1, 2010. Due to the implementation of this guidance, certain previously unconsolidated VIEs were consolidated and certain previously consolidated VIEs were deconsolidated. The cumulative change in accounting principle from adopting this guidance resulted in a net $10.7 million decrease to retained earnings and a net $10.7 million increase to AOCI. In February
2010, the FASB issued an amendment to this guidance. The amendment indefinitely defers the consolidation requirements for reporting enterprises’ interests in entities that have the characteristics of investment companies and regulated money market funds. This amendment was effective January 1, 2010, and did not have a material impact to our consolidated financial statements. The required disclosures are included in our consolidated financial statements. See Note 4, Variable
Interest Entities, for further details.

In April 2009, the FASB issued authoritative guidance which relates to the recognition and presentation of an other-
than-temporary impairment (“OTTI”) of securities and requires additional disclosures. The recognition provisions apply only to debt securities classified as available-for-sale and held-to-maturity, while the presentation and disclosure requirements apply to both debt and equity securities. An impaired debt security will be considered other-than-temporarily impaired if a holder has the intent to sell, or it more likely than not will be required to sell prior to recovery of the amortized cost. If a holder of a debt security does not expect recovery of the entire cost basis, even if there is no intention to sell the security, it will be considered an OTTI as well. This guidance also changes how an entity recognizes an OTTI for a debt security by separating the loss between the amount representing the credit loss and the amount relating to other factors, if a holder does not have the intent to sell or it more likely than not will not be required to sell prior to recovery of the amortized cost less any current period credit loss. Credit losses will be recognized in net income and losses relating to other factors will be recognized in other comprehensive income (“OCI”). If the holder has the intent to sell or it more likely than not will be required to sell before its recovery of amortized cost less any current period credit loss, the entire OTTI will continue to be recognized in net income. Furthermore, this guidance requires a cumulative effect adjustment to the opening balance of retained earnings in the period of adoption with a corresponding adjustment to accumulated OCI. We adopted this guidance effective January 1, 2009. The cumulative change in accounting principle from adopting this guidance resulted in a net $9.9 million increase to retained earnings and a corresponding decrease to accumulated OCI. The required disclosures have been included in our consolidated financial statements.

Also in April 2009, the FASB issued authoritative guidance which provides additional information on estimating fair value when the volume and level of activity for an asset or liability have significantly decreased in relation to normal market activity for the asset or liability and clarifies that the use of multiple valuation techniques may be appropriate. It also provides additional guidance on circumstances that may indicate a transaction is not orderly. Further, it requires additional disclosures about fair value measurements in annual and interim reporting periods. We adopted this guidance effective January 1, 2009, and it did not have a material impact on our consolidated financial statements. See Note 15, Fair Value Measurements, for further details.

In January 2009, the FASB issued authoritative guidance related to the assessment of the OTTI of certain beneficial interests in securitized financial assets, which eliminated the requirement that a financial instrument holder’s best estimate of cash flows be based upon those that a market participant would use. Instead, this guidance requires the use of management’s judgment in the determination of whether it is probable there has been an adverse change in estimated cash flow. This guidance was effective for us on October 1, 2008, and did not have a material impact on our consolidated financial statements.

In December 2008, the FASB issued authoritative guidance requiring additional disclosures by public entities with continuing involvement in transfers of financial assets to special purpose entities and with variable interests in VIEs. This guidance was effective for us on October 1, 2008. We have included the required disclosures in our consolidated financial statements. See Note 4, Variable Interest Entities for further details.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

1. Nature of Operations and Significant Accounting Policies — (continued)

In September 2008, the FASB issued authoritative guidance (1) requiring disclosures by sellers of credit derivatives, including credit derivatives embedded in a hybrid instrument and (2) requiring an additional disclosure about the current status of the payment/performance risk of a guarantee. This guidance was effective for us on October 1, 2008. We have included the required disclosures in our consolidated financial statements. See Note 6, Derivative Financial Instruments, for
further details relating to our credit derivatives.

In March 2008, the FASB issued authoritative guidance requiring (1) qualitative disclosures about objectives and strategies for using derivatives, (2) quantitative disclosures about fair value amounts of gains and losses on derivative instruments and related hedged items and (3) disclosures about credit-risk-related contingent features in derivative instruments.
The disclosures are intended to provide users of financial statements with an enhanced understanding of how and why derivative instruments are used, how they are accounted for and the financial statement impacts. We adopted these changes on January 1,
2009. See Note 6, Derivative Financial Instruments, for further details.

In December 2007, the FASB issued authoritative guidance requiring that the acquiring entity in a business combination establish the acquisition-date fair value as the measurement objective for all assets acquired and liabilities assumed, including any noncontrolling interests, and requires the acquirer to disclose additional information needed to more comprehensively evaluate and understand the nature and financial effect of the business combination. In addition, direct acquisition costs are to be expensed. We adopted this guidance on January 1, 2009, and all requirements are applied prospectively.

Also in December 2007, the FASB issued authoritative guidance mandating the following changes to noncontrolling interests:

(1) Noncontrolling interests are to be treated as a separate component of equity, rather than as a liability or other item outside of equity.
(2) Net income includes the total income of all consolidated subsidiaries, with separate disclosures on the face of the statement of operations of the income attributable to controlling and noncontrolling interests. Previously, net income attributable to the noncontrolling interest was reported as an operating expense in arriving at consolidated net income.
(3) This guidance revises the accounting requirements for changes in a parent’s ownership interest when the parent retains control and for changes in a parent’s ownership interest that results in deconsolidation.

We adopted this guidance on January 1, 2009. Presentation and disclosure requirements have been applied retrospectively for all periods presented. All other requirements have been applied prospectively.

In February 2007, the FASB issued authoritative guidance permitting entities to choose, at specified election dates, to measure eligible financial instruments and certain other items at fair value that are not currently required to be reported at fair value. Unrealized gains and losses on items for which the fair value option is elected shall be reported in net income. The decision about whether to elect the fair value option (1) is applied instrument by instrument, with certain exceptions (2) is irrevocable and (3) is applied to an entire instrument and not only to specified risks, specific cash flows, or portions of that instrument. This guidance also requires additional disclosures that are intended to facilitate comparisons between entities that choose different measurement attributes for similar assets and liabilities and between assets and liabilities in the financial statements of an entity that selects different measurement attributes for similar assets and liabilities. At the effective date, the fair value option may be elected for eligible items that exist at that date and the effect of the first remeasurement to fair value for those items should be reported as a cumulative effect adjustment to retained earnings. We adopted this guidance on January 1,
2008, and the resulting cumulative effect of the change in accounting principle was immaterial. Therefore, the pre-tax cumulative effect of the change in accounting principle is reflected in net realized capital gains (losses). Election of this option upon acquisition or assumption of eligible items could introduce period to period volatility in net income.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

1. Nature of Operations and Significant Accounting Policies — (continued)

In September 2006, the FASB issued authoritative guidance related to defined benefit pension plans and other postretirement benefit plans, which eliminated the ability to choose a measurement date by requiring that plan assets and benefit obligations be measured as of the annual balance sheet date. This guidance was effective for us on December 31, 2008. For
2007, we used a measurement date of October 1 for the measurement of plan assets and benefit obligations. Two transition methods were available when implementing the change in measurement date for 2008. We chose the alternative that allowed us to use the October 1, 2007, measurement date as a basis for determining the 2008 expense and transition adjustment. The effect of changing the measurement date resulted in a $0.9 million increase to retained earnings and a $2.0 million decrease to accumulated OCI in the first quarter of 2008.

In September 2006, the FASB issued authoritative guidance for using fair value to measure assets and liabilities, which applies whenever other standards require or permit assets or liabilities to be measured at fair value, but does not expand the use of fair value measurement. This guidance establishes a fair value hierarchy that gives the highest priority to quoted prices in active markets and the lowest priority to unobservable data, and requires fair value measurements to be separately disclosed by level within the hierarchy. In February 2008, the FASB deferred the effective date of this guidance for one year for nonfinancial assets and nonfinancial liabilities that are recognized or disclosed at fair value on a nonrecurring basis. In February 2008, the
FASB issued authoritative guidance excluding instruments covered by lease accounting and its related interpretive guidance from the scope of its fair value measurement guidance. In October 2008, the FASB issued authoritative guidance which clarifies the application of its fair value measurement guidance in an inactive market and provides an illustrative example to demonstrate how the fair value of a financial asset is determined when the market for that financial asset is inactive. Our adoption of the
FASB’s fair value measurement guidance on January 1, 2008, for assets and liabilities measured at fair value on a recurring basis and financial assets and liabilities measured at fair value on a nonrecurring basis did not have a material impact on our consolidated financial statements. We deferred the adoption for nonfinancial assets and liabilities measured at fair value on a nonrecurring basis until January 1, 2009, which also did not have a material impact on our consolidated financial statements. See
Note 15, Fair Value Measurements, for further details.

Use of Estimates in the Preparation of Financial Statements

The preparation of our consolidated financial statements and accompanying notes requires management to make estimates and assumptions that affect the amounts reported and disclosed. These estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed in the consolidated financial statements and accompanying notes. The most critical estimates include those used in determining:

• the fair value of investments in the absence of quoted market values;
• investment impairments and valuation allowances;
• the fair value of and accounting for derivatives;
• the deferred policy acquisition costs (“DPAC”) and other actuarial balances where the amortization is based on estimated gross profits;
• the measurement of goodwill, indefinite lived intangible assets, finite lived intangible assets and related impairments or amortization, if any;
• the liability for future policy benefits and claims;
• the value of our pension and other postretirement benefit obligations and
• accounting for income taxes and the valuation of deferred tax assets.

A description of such critical estimates is incorporated within the discussion of the related accounting policies which follow. In applying these policies, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to our businesses and operations. Actual results could differ from these estimates.

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, money market instruments and other debt issues with a maturity date of three months or less when purchased.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

1. Nature of Operations and Significant Accounting Policies — (continued)

Investments

Fixed maturities include bonds, mortgage-backed securities, redeemable preferred stock and certain nonredeemable preferred stock. Equity securities include mutual funds, common stock and nonredeemable preferred stock. We classify fixed maturities and equity securities as either available-for-sale or trading at the time of the purchase and, accordingly, carry them at fair value. See Note 15, Fair Value Measurements, for policies related to the determination of fair value. Unrealized gains and losses related to available-for-sale securities, excluding those in fair value hedging relationships, are reflected in stockholder’s equity, net of adjustments related to DPAC, sales inducements, unearned revenue reserves, derivatives in cash flow hedge relationships and applicable income taxes. Unrealized gains and losses related to available-for-sale securities in fair value hedging relationships and mark-to-market adjustments on trading securities are reflected in net realized capital gains (losses).

The cost of fixed maturities is adjusted for amortization of premiums and accrual of discounts, both computed using the interest method. The cost of fixed maturities and equity securities is adjusted for declines in value that are other than temporary.
Impairments in value deemed to be other than temporary are primarily reported in net income as a component of net realized capital gains (losses), with noncredit impairment losses for certain fixed maturities reported in OCI. See further discussion in
Note 4, Investments. For loan-backed and structured securities, we recognize income using a constant effective yield based on currently anticipated cash flows.

Real estate investments are reported at cost less accumulated depreciation. The initial cost bases of properties acquired through loan foreclosures are the lower of the fair market values of the properties at the time of foreclosure or the outstanding loan balance. Buildings and land improvements are generally depreciated on the straight-line method over the estimated useful life of improvements and tenant improvement costs are depreciated on the straight-line method over the term of the related lease.
We recognize impairment losses for properties when indicators of impairment are present and a property's expected undiscounted cash flows are not sufficient to recover the property's carrying value. In such cases, the cost bases of the properties are reduced to fair value. Real estate expected to be disposed is carried at the lower of cost or fair value, less cost to sell, with valuation allowances established accordingly and depreciation no longer recognized. The carrying amount of real estate held for sale was $41.7 million and $23.8 million as of December 31, 2010 and 2009, respectively. Any impairment losses and any changes in valuation allowances are reported in net income.

Commercial and residential mortgage loans are generally reported at cost adjusted for amortization of premiums and accrual of discounts, computed using the interest method, net of valuation allowances. Interest income is accrued on the principal amount of the loan based on the loan’s contractual interest rate. Interest income, as well as prepayment of fees and the amortization of the related premium or discount, is reported in net investment income. Any changes in the valuation allowances are reported in net income as net realized capital gains (losses). We measure impairment based upon the difference between carrying value and estimated value less cost to sell. Estimated value is based on either the present value of expected cash flows discounted at the loan's effective interest rate, the loan's observable market price or the fair value of the collateral. If foreclosure is probable, the measurement of any valuation allowance is based upon the fair value of the collateral.

Net realized capital gains and losses on sales of investments are determined on the basis of specific identification. In general, in addition to realized capital gains and losses on investment sales and periodic settlements on derivatives not designated as hedges, we report gains and losses related to the following in net realized capital gains (losses): other than temporary impairments of securities and subsequent recoveries, mark-to-market adjustments on trading securities, mark-to-
market adjustments on certain seed money investments, fair value and cash flow hedge ineffectiveness, mark-to-market adjustments on derivatives not designated as hedges, changes in the mortgage loan valuation allowance provision and subsequent commercial mortgage loan recoveries and impairments of real estate held for investment. Investment gains and losses on sales of certain real estate held for sale, which do not meet the criteria for classification as a discontinued operation are reported as net investment income and are excluded from net realized capital gains (losses).

Policy loans and other investments, excluding investments in unconsolidated entities, are primarily reported at cost.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

1. Nature of Operations and Significant Accounting Policies — (continued)

Derivatives
Overview. Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices or the values of securities. Derivatives generally used by us include interest rate swaps, interest rate collars, swaptions, futures, currency swaps, credit default swaps and options. Derivatives may be exchange traded or contracted in the over-the-counter market. Derivative positions are either assets or liabilities in the consolidated statements of financial position and are measured at fair value, generally by obtaining quoted market prices or through the use of pricing models. See Note 15,
Fair Value Measurements, for policies related to the determination of fair value. Fair values can be affected by changes in interest rates, foreign exchange rates, financial indices, values of securities, credit spreads, and market volatility and liquidity.
Accounting and Financial Statement Presentation. We designate derivatives as either:
(a) a hedge of the exposure to changes in the fair value of a recognized asset or liability or an unrecognized firm commitment, including those denominated in a foreign currency (“fair value hedge”);
(b) a hedge of a forecasted transaction or the exposure to variability of cash flows to be received or paid related to a recognized asset or liability, including those denominated in a foreign currency (“cash flow hedge”) or
(c) a derivative not designated as a hedging instrument.

Our accounting for the ongoing changes in fair value of a derivative depends on the intended use of the derivative and the designation, as described above, and is determined when the derivative contract is entered into or at the time of redesignation. Hedge accounting is used for derivatives that are specifically designated in advance as hedges and that reduce our exposure to an indicated risk by having a high correlation between changes in the value of the derivatives and the items being hedged at both the inception of the hedge and throughout the hedge period.

Fair Value Hedges. When a derivative is designated as a fair value hedge and is determined to be highly effective, changes in its fair value, along with changes in the fair value of the hedged asset, liability or firm commitment attributable to the hedged risk, are reported in net realized capital gains (losses). Any difference between the net change in fair value of the derivative and the hedged item represents hedge ineffectiveness.

Cash Flow Hedges. When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded as a component of OCI. Any hedge ineffectiveness is recorded immediately in net income.
At the time the variability of cash flows being hedged impacts net income, the related portion of deferred gains or losses on the derivative instrument is reclassified and reported in net income.

Non-Hedge Derivatives. If a derivative does not qualify or is not designated for hedge accounting, all changes in fair value are reported in net income without considering the changes in the fair value of the economically associated assets or liabilities.

Hedge Documentation and Effectiveness Testing. At inception, we formally document all relationships between hedging instruments and hedged items, as well as our risk management objective and strategy for undertaking various hedge transactions. This process includes associating all derivatives designated as fair value or cash flow hedges with specific assets or liabilities on the statement of financial position or with specific firm commitments or forecasted transactions. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Even if a derivative is highly effective and qualifies for hedge accounting treatment, the hedge might have some ineffectiveness.
We use qualitative and quantitative methods to assess hedge effectiveness. Qualitative methods may include monitoring changes to terms and conditions and counterparty credit ratings. Quantitative methods may include statistical tests including regression analysis and minimum variance and dollar offset techniques.

Termination of Hedge Accounting. We prospectively discontinue hedge accounting when (1) the criteria to qualify for hedge accounting is no longer met, e.g., a derivative is determined to no longer be highly effective in offsetting the change in fair value or cash flows of a hedged item; (2) the derivative expires, is sold, terminated or exercised or (3) we remove the designation of the derivative being the hedging instrument for a fair value or cash flow hedge.

Principal Life Insurance Company Notes to Consolidated Financial Statements — (continued)

1. Nature of Operations and Significant Accounting Policies — (continued)

If it is determined that a derivative no longer qualifies as an effective hedge, the derivative will continue to be carried on the consolidated statements of financial position at its fair value, with changes in fair value recognized prospectively in net realized capital gains (losses). The asset or liability under a fair value hedge will no longer be adjusted for changes in fair value pursuant to hedging rules and the existing basis adjustment is amortized to the consolidated statements of operations line associated with the asset or liability. The component of OCI related to discontinued cash flow hedges that are no longer highly effective is amortized to the consolidated statements of operations consistent with the net income impacts of the original hedged cash flows. If a cash flow hedge is discontinued because it is probable the hedged forecasted transaction will not occur, the deferred gain or loss is immediately reclassified from OCI into net income.

Embedded Derivatives. We purchase and issue certain financial instruments and products that contain a derivative that is embedded in the financial instrument or product. We assess whether this embedded derivative is clearly and closely related to the asset or liability that serves as its host contract. If we deem that the embedded derivative's terms are not clearly and closely related to the host contract, and a separate instrument with the same terms would qualify as a derivative instrument, the derivative is bifurcated from that contract and held at fair value on the consolidated statements of financial position, with changes in fair value reported in net income.

Contractholder and Policyholder Liabilities

Contractholder and policyholder liabilities (contractholder funds, future policy benefits and claims and other policyholder funds) include reserves for investment contracts and reserves for universal life, term life insurance, participating traditional individual life insurance, group life insurance, accident and health insurance and disability income policies, as well as a provision for dividends on participating policies.

Investment contracts are contractholders' funds on deposit with us and generally include reserves for pension and annuity contracts. Reserves on investment contracts are equal to the cumulative deposits less any applicable charges and withdrawals plus credited interest. Reserves for universal life insurance contracts are equal to cumulative deposits less charges plus credited interest, which represents the account balances that accrue to the benefit of the policyholders.

We hold additional reserves on certain long duration contracts where benefit features result in gains in early years followed by losses in later years, universal life/variable universal life contracts that contain no lapse guarantee features, or annuities with guaranteed minimum death benefits.

Reserves for nonparticipating term life insurance and disability income contracts are computed on a basis of assumed investment yield, mortality, morbidity and expenses, including a provision for adverse deviation, which generally varies by plan, year of issue and policy duration. Investment yield is based on our experience. Mortality, morbidity and withdrawal rate assumptions are based on our experience and are periodically reviewed against both industry standards and experience.

Reserves for participating life insurance contracts are based on the net level premium reserve for death and endowment policy benefits. This net level premium reserve is calculated based on dividend fund interest rates and mortality rates guaranteed in calculating the cash surrender values described in the contract.

Participating business represented approximately 16%, 17% and 17% of our life insurance in force and 53%, 55% and
57% of the number of life insurance policies in force at December 31, 2010, 2009 and 2008, respectively. Participating business represented approximately 67%, 68% and 68% of life insurance premiums for the years ended December 31, 2010, 2009 and
2008, respectively. The amount of dividends to policyholders is declared annually by our Board of Directors. The amount of dividends to be paid to policyholders is determined after consideration of several factors including interest, mortality, morbidity and other expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by us. At the end of the reporting period, we establish a dividend liability for the pro rata portion of the dividends expected to be paid on or before the next policy anniversary date.

Some of our policies and contracts require payment of fees or other policyholder assessments in advance for services that will be rendered over the estimated lives of the policies and contracts. These payments are established as unearned revenue liabilities upon receipt and included in other policyholder funds in the consolidated statements of financial position. These unearned revenue reserves are amortized to operations over the estimated lives of these policies and contracts in relation to the emergence of estimated gross profit margins.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

1. Nature of Operations and Significant Accounting Policies — (continued)

The liability for unpaid disability and health claims is an estimate of the ultimate net cost of reported and unreported losses not yet settled. This liability is estimated using actuarial analyses and case basis evaluations. Although considerable variability is inherent in such estimates, we believe that the liability for unpaid claims is adequate. These estimates are continually reviewed and, as adjustments to this liability become necessary, such adjustments are reflected in net income.

Recognition of Premiums and Other Considerations, Fees and Other Revenues and Benefits

Traditional individual life insurance products include those products with fixed and guaranteed premiums and benefits and consist principally of whole life and term life insurance policies. Premiums from these products are recognized as premium revenue when due. Related policy benefits and expenses for individual life products are associated with earned premiums and result in the recognition of profits over the expected term of the policies and contracts.

Immediate annuities with life contingencies include products with fixed and guaranteed annuity considerations and benefits and consist principally of group and individual single premium annuities with life contingencies. Annuity considerations from these products are recognized as revenue. However, the collection of these annuity considerations does not represent the completion of the earnings process, as we establish annuity reserves, using estimates for mortality and investment assumptions, which include provision for adverse deviation as required by U.S. GAAP. We anticipate profits to emerge over the life of the annuity products as we earn investment income, pay benefits and release reserves.

Group life and health insurance premiums are generally recorded as premium revenue over the term of the coverage.
Certain group contracts contain experience premium refund provisions based on a pre-defined formula that reflects their claim experience. Experience premium refunds reduce revenue over the term of the coverage and are adjusted to reflect current experience. Related policy benefits and expenses for group life and health insurance products are associated with earned premiums and result in the recognition of profits over the term of the policies and contracts. Fees for contracts providing claim processing or other administrative services are recorded as revenue over the period the service is provided.

Universal life-type policies are insurance contracts with terms that are not fixed. Amounts received as payments for such contracts are not reported as premium revenues. Revenues for universal life-type insurance contracts consist of policy charges for the cost of insurance, policy initiation and administration, surrender charges and other fees that have been assessed against policy account values and investment income. Policy benefits and claims that are charged to expense include interest credited to contracts and benefit claims incurred in the period in excess of related policy account balances.

Investment contracts do not subject us to significant risks arising from policyholder mortality or morbidity and consist primarily of guaranteed investment contracts (“GICs”), funding agreements and certain deferred annuities. Amounts received as payments for investment contracts are established as investment contract liability balances and are not reported as premium revenues. Revenues for investment contracts consist of investment income and policy administration charges. Investment contract benefits that are charged to expense include benefit claims incurred in the period in excess of related investment contract liability balances and interest credited to investment contract liability balances.

Fees and other revenues are earned for asset management services provided to retail and institutional clients based largely upon contractual rates applied to the market value of the client's portfolio. Additionally, fees and other revenues are earned for administrative services performed including recordkeeping and reporting services for retirement savings plans. Fees and other revenues received for performance of asset management and administrative services are recognized as revenue when earned, typically when the service is performed.

Deferred Policy Acquisition Costs

Commissions and other costs (underwriting, issuance and field expenses) that vary with and are primarily related to the acquisition of new and renewal insurance policies and investment contract business are capitalized to the extent recoverable.
Maintenance costs and acquisition costs that are not deferrable are charged to operations as incurred.

DPAC for universal life-type insurance contracts, participating life insurance policies and certain investment contracts are being amortized over the lives of the policies and contracts in relation to the emergence of estimated gross profit margins.
This amortization is adjusted in the current period when estimated gross profits are revised. For individual variable life insurance, individual variable annuities and group annuities which have separate account equity investment options, we utilize a mean reversion method (reversion to the mean assumption), a common industry practice, to determine the future domestic equity market growth assumption used for the amortization of DPAC. The DPAC of nonparticipating term life insurance and individual disability policies are being amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policyholder liabilities.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

1. Nature of Operations and Significant Accounting Policies — (continued)

DPAC are subject to recoverability testing at the time of policy issue and loss recognition testing on an annual basis, or when an event occurs that may warrant loss recognition. If loss recognition is necessary, DPAC would be written off to the extent that it is determined that future policy premiums and investment income or gross profits are not adequate to cover related losses and expenses.

Deferred Policy Acquisition Costs on Internal Replacements

All insurance and investment contract modifications and replacements are reviewed to determine if the internal replacement results in a substantially changed contract. If so, the acquisition costs, sales inducements and unearned revenue associated with the new contract are deferred and amortized over the lifetime of the new contract. In addition, the existing
DPAC, sales inducement costs and unearned revenue balances associated with the replaced contract are written off. If an internal replacement results in a substantially unchanged contract, the acquisition costs, sales inducements and unearned revenue associated with the new contract are immediately recognized in the period incurred. In addition, the existing DPAC, sales inducement costs or unearned revenue balance associated with the replaced contract is not written off, but instead is carried over to the new contract.

Long-Term Debt

Long-term debt includes notes payable, nonrecourse mortgages and other debt with a maturity date greater than one year at the date of issuance. Current maturities of long-term debt are classified as long-term debt in our statement of financial position.

Reinsurance

We enter into reinsurance agreements with other companies in the normal course of business. We may assume reinsurance from or cede reinsurance to other companies. Assets and liabilities related to reinsurance ceded are reported on a gross basis. Premiums and expenses are reported net of reinsurance ceded. The cost of reinsurance related to long-duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies. We are contingently liable with respect to reinsurance ceded to other companies in the event the reinsurer is unable to meet the obligations it has assumed. At December 31, 2010 and 2009, our largest exposures to a single third-party reinsurer in our individual life insurance business was $23.3 billion and $22.0 billion of life insurance in force, representing 15% and 14% of total net individual life insurance in force, respectively. The financial statement exposure is limited to the reinsurance recoverable related to this single third party reinsurer, which was $27.5 million and $26.8 million at
December 31, 2010 and 2009, respectively.

The effects of reinsurance on premiums and other considerations and policy and contract benefits were as follows:

	For the year ended December 31,
	2010	2009	2008
		(in millions)
Premiums and other considerations:
Direct	$ 3,604.0	$ 3,807.9 $	4,290.5
Assumed	3.5	5.2	9.7
Ceded	(307.2)	(301.6)	(295.1)
Net premiums and other considerations	$ 3,300.3	$ 3,511.5 $	4,005.1
Benefits, claims and settlement expenses:
Direct	$ 5,007.4	$ 5,234.0 $	5,853.7
Assumed	36.8	38.9	43.5
Ceded	(203.6)	(267.0)	(263.2)
Net benefits, claims and settlement expenses	$ 4,840.6	$ 5,005.9 $	5,634.0

Principal Life Insurance Company Notes to Consolidated Financial Statements — (continued)

1. Nature of Operations and Significant Accounting Policies — (continued)

Separate Accounts

The separate account assets presented in the consolidated financial statements represent the fair value of funds that are separately administered by us for contracts with equity, real estate and fixed income investments. The separate account contract owner, rather than us, bears the investment risk of these funds. The separate account assets are legally segregated and are not subject to claims that arise out of any of our other business. We receive fees for mortality, withdrawal and expense risks, as well as administrative, maintenance and investment advisory services that are included in the consolidated statements of operations.
Net deposits, net investment income and realized and unrealized capital gains and losses on the separate accounts are not reflected in the consolidated statements of operations.

At December 31, 2010 and 2009, the separate accounts include a separate account valued at $221.7 million and
$191.5 million, respectively, which primarily includes shares of PFG stock that were allocated and issued to eligible participants of qualified employee benefit plans administered by us as part of the policy credits issued under Principal Mutual Holding
Company’s 2001 demutualization. The separate account shares are recorded at fair value and are reported as separate account assets with a corresponding separate account liability to eligible participants of the qualified plan. Changes in fair value of the separate account shares are reflected in both the separate account assets and separate account liabilities and do not impact our results of operations.

Income Taxes

Our ultimate parent, PFG, files a U.S. consolidated income tax return that includes all of our qualifying subsidiaries. In addition, we file income tax returns in all states in which we conduct business. PFG allocates income tax expenses and benefits to companies in the group generally based upon pro rata contribution of taxable income or operating losses. We are taxed at corporate rates on taxable income based on existing tax laws. Current income taxes are charged or credited to net income based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income taxes are provided for the tax effect of temporary differences in the financial reporting and income tax bases of assets and liabilities and net operating losses using enacted income tax rates and laws. The effect on deferred income tax assets and deferred income tax liabilities of a change in tax rates is recognized in operations in the period in which the change is enacted.

Goodwill and Other Intangibles

Goodwill and other intangible assets include the cost of acquired subsidiaries in excess of the fair value of the net tangible assets recorded in connection with acquisitions. Goodwill and indefinite-lived intangible assets are not amortized.
Rather, they are tested for impairment during the fourth quarter each year, or more frequently if events or changes in circumstances indicate that the asset might be impaired. Goodwill is tested at the reporting unit level to which it was assigned. A reporting unit is an operating segment or a business one level below that operating segment, if financial information is prepared and regularly reviewed by management at that level. Once goodwill has been assigned to a reporting unit, it is no longer associated with a particular acquisition; therefore, all of the activities within a reporting unit, whether acquired or organically grown, are available to support the goodwill value. Impairment testing for indefinite-lived intangible assets consists of a comparison of the fair value of the intangible asset with its carrying value.

Intangible assets with a finite useful life are amortized as related benefits emerge and are reviewed periodically for indicators of impairment in value. If facts and circumstances suggest possible impairment, the sum of the estimated undiscounted future cash flows expected to result from the use of the asset is compared to the current carrying value of the asset.
If the undiscounted future cash flows are less than the carrying value, an impairment loss is recognized for the excess of the carrying amount of assets over their fair value.

2. Related Party Transaction

We have entered into various related party transactions with our ultimate parent and its other affiliates. During the years ended December 31, 2010, 2009 and 2008, we received $210.8 million, $196.1 million and $199.2 million, respectively, of expense reimbursements from affiliated entities.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

2. Related Party Transaction — (continued)

We and our direct parent, PFSI, are parties to a cash advance agreement, which allows us, collectively, to pool our available cash in order to more efficiently and effectively invest our cash. The cash advance agreement allows (i) us to advance cash to PFSI in aggregate principal amounts not to exceed $1.0 billion, with such advanced amounts earning interest at the daily 30-day LIBOR rate (the “Internal Crediting Rate”); and (ii) PFSI to advance cash to us in aggregate principal amounts not to exceed $1.0 billion, with such advance amounts paying interest at the Internal Crediting Rate plus 10 basis points to reimburse PFSI for the costs incurred in maintaining short-term investing and borrowing programs. Under this cash advance agreement, we had a receivable from PFSI of $547.5 million and $458.7 million at December 31, 2010 and 2009, respectively, and earned interest of $1.4 million, $1.3 million and $10.9 million during 2010, 2009 and 2008, respectively.

We have short-term affiliated debt and long-term affiliated debt with our parent. See Note 10, Debt, for additional information.

We and an affiliated entity, Principal National Life Insurance Company, are parties to a reinsurance agreement to reinsure certain life insurance business. Under this agreement, we had an assumed reinsurance liability of $178.9 million and
$5.0 million as of December 31, 2010 and 2009, respectively. In addition, we had assumed reinsurance expenses of $115.2 million and $2.8 million for the years ended December 31, 2010 and 2009, respectively.

We receive commission fees, distribution and services fees from Principal Funds for distributing proprietary products on our behalf. Furthermore, we receive management and administrative fees from Principal Funds for investments our products hold in the Principal Mutual Funds and Principal Variable Contracts. Fees and other revenue was $282.4 million, $172.7 million and $101.9 million for the years ended December 31, 2010, 2009 and 2008, respectively. In addition, we pay commission expense to affiliated registered representatives to sell proprietary products. Commission expense was
$61.4 million, $57.8 million and $145.2 million for the years ended December 31, 2010, 2009 and 2008, respectively.

Pursuant to certain regulatory requirements or otherwise in the ordinary course of business, we guarantee certain payments of our subsidiaries and have agreements with affiliates to provide and/or receive management, administrative and other services, all of which, individually and in the aggregate, are immaterial to our business, financial condition and net income.

3. Goodwill and Other Intangible Assets

Goodwill

The changes in the carrying amount of goodwill reported in our segments were as follows:

	Retirement	Principal	U.S.
	and Investor	Global	Insurance
	Services	Investors	Solutions	Corporate	Consolidated
(in millions)
Balances at December 31, 2009	$ 18.7	$ 152.5	$ 43.4	$ 43.6	$ 258.2

Balances at January 1, 2010	$ 18.7	$ 152.5	$ 43.4	$ 43.6	$ 258.2
Impairment	—	—	—	(43.6)	(43.6)
Balances at December 31, 2010	$ 18.7	$ 152.5	$ 43.4	$ —	$ 214.6

On September 30, 2010, we announced our decision to exit the group medical insurance business. This event constituted a substantive change in circumstances that would more likely than not reduce the fair value of our group medical insurance reporting unit below its carrying amount. Accordingly, we performed an interim goodwill impairment test as of
September 30, 2010. As a result of the shortened period of projected cash flows, we determined that the goodwill related to this reporting unit within our Corporate operating segment was impaired and it was written down to a value of zero. We recorded a $43.6 million pre-tax impairment loss as an operating expense in the consolidated statements of operations during the year ended December 31, 2010.

Principal Life Insurance Company Notes to Consolidated Financial Statements — (continued)

3. Goodwill and Other Intangible Assets— (continued)
Finite Lived Intangible Assets
Amortized intangible assets that continue to be subject to amortization over a weighted average remaining expected life of 18 years were as follows:

December 31,
		2010			2009
	Gross		Net	Gross		Net
	carrying	Accumulated	carrying	carrying	Accumulated	carrying
	amount	amortization	amount	amount	amortization	amount
(in millions)
Total finite lived intangible assets	$ 74.8	$ 29.6	$ 45.2	$ 80.3	$ 29.1	$ 51.2

During 2010, we recorded a $1.6 million pre-tax impairment loss as an operating expense related to finite lived intangible assets with a gross carrying amount of $5.5 million and $3.9 million of accumulated amortization at the time of impairment resulting from our decision to exit the group medical insurance business. We had no significant impairments in 2009 and 2008. The amortization expense for intangible assets with finite useful lives was $4.5 million, $6.0 million and $8.3 million for 2010, 2009 and 2008, respectively. At December 31, 2010, the estimated amortization expense for the next five years is as follows (in millions):

Year ending December 31:
2011	$ 4.4
2012	4.2
2013	3.7
2014	3.5
2015	2.0

Indefinite Lived Intangible Assets

The net carrying amount of unamortized indefinite lived intangible assets was $94.5 million as of both December 31,
2010 and 2009. This represents our share of the purchase price from our parent’s December 31, 2006, acquisition of WM
Advisors, Inc. related to investment management contracts that are not subject to amortization. We were allocated $99.9 million of the purchase price based on the fact that we will benefit from our parent’s acquisition, which also included $3.2 million related to goodwill and $2.2 million related to amortizable finite lived intangible assets that were subject to a three-year amortization period.

4. Variable Interest Entities
We have relationships with and may have a variable interest in various types of special purpose entities. Following is a discussion of our interest in entities that meet the definition of a VIE. When we are the primary beneficiary we are required to consolidate the entity in our financial statements. On January 1, 2010, we adopted authoritative guidance that changed the method of determining the primary beneficiary of a VIE. Prior to January 1, 2010, the primary beneficiary was the enterprise who absorbed the majority of the entity’s expected losses, received a majority of the expected residual returns or both. The new guidance identifies the primary beneficiary of a VIE as the enterprise with (1) the power to direct the activities of a VIE that most significantly impact the entity’s economic performance and (2) the obligation to absorb losses of the entity or the right to receive benefits from the entity that could potentially be significant to the VIE. We assess whether we are the primary beneficiary of VIEs we have relationships with on an ongoing basis. See further discussion of the adoption in Note 1, Nature of
Operations and Significant Accounting Policies.

Consolidated Variable Interest Entities

Grantor Trusts

We contributed undated subordinated floating rate notes to three grantor trusts. The trusts separated the cash flows by issuing an interest-only certificate and a residual certificate related to each note contributed. Each interest-only certificate entitles the holder to interest on the stated note for a specified term, while the residual certificate entitles the holder to interest payments subsequent to the term of the interest-only certificate and to all principal payments. We retained the interest-only certificates and the residual certificates were subsequently sold to third parties.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

4. Variable Interest Entities — (continued)

We have determined these grantor trusts are VIEs due to insufficient equity to sustain them. As our interest-only certificates are exposed to the majority of the risk of loss due to interest rate risk, we determined we were the primary beneficiary prior to January 1, 2010. Beginning January 1, 2010, we determined we remain the primary beneficiary as a result of our contribution of securities into the trusts.

Collateralized Private Investment Vehicles

We invest in synthetic CDOs, collateralized bond obligations, collateralized loan obligations, collateralized commodity obligations and other collateralized structures, which are VIEs due to insufficient equity to sustain the entities (collectively known as “collateralized private investment vehicles”). The performance of the notes of these structures is primarily linked to a synthetic portfolio by derivatives; each note has a specific loss attachment and detachment point. The notes and related derivatives are collateralized by a pool of permitted investments. The investments are held by a trustee and can only be liquidated to settle obligations of the trusts. These obligations primarily include derivatives, financial guarantees and the notes due at maturity or termination of the trusts.

Prior to January 1, 2010, we determined we were the primary beneficiary of a certain number of these entities due to the nature of our direct investment in the VIEs. As of December 31, 2009, we consolidated five collateralized private investment vehicles with assets of $135.6 million. Upon adoption of the new accounting guidance as of January 1, 2010, we determined we were no longer the primary beneficiary of three of these entities with assets of $65.4 million. For these three entities, we do not control the decisions affecting the economic performance of the entities and we were not involved with the design of the entities.
As of December 31, 2010, we continue to hold $53.9 million of investments in these entities classified on the consolidated statements of financial position as fixed maturities, available-for-sale or fixed maturities, trading. We also determined we are the primary beneficiary of two additional collateralized private investment vehicles. For all the collateralized structures consolidated as of December 31, 2010, we are the primary beneficiary because we act as the investment manager of the underlying portfolio and we have an ownership interest.

In October 2009, a synthetic CDO we had previously consolidated was terminated. During the year ended December
31, 2009, we recognized a pre-tax gain of $49.8 million related to the change in fair value and termination of the credit default swaps within the VIE. We were considered the primary beneficiary due to our direct investment in the VIE and management of the synthetic reference portfolios.

Commercial Mortgage-Backed Securities

In September 2000, we sold commercial mortgage loans to a real estate mortgage investment conduit trust. The trust issued various commercial mortgage-backed securities (“CMBS”) certificates using the cash flows of the underlying commercial mortgages it purchased. Prior to January 1, 2010, this entity was scoped out of the consolidation guidance as a QSPE. Based on the new accounting guidance, the previous scope exception for QSPEs no longer exists and this entity is now a VIE due to the entity having insufficient equity to sustain itself. We have determined we are the primary beneficiary as we retained the special servicing role for the assets within the trust as well as the ownership of the bond class which controls the unilateral kick out rights of the special servicer.

Hedge Funds

We are a general partner with an insignificant equity ownership in various hedge funds. These entities are deemed VIEs due to the equity owners not having decision-making ability. Before January 1, 2010, we consolidated these VIEs due to our related parties’ ownership. Beginning January 1, 2010, we continue to consolidate these entities due to our control through our management relationship, related party ownership and our fee structure in certain of these funds. These entities contain various fixed maturities held as available-for-sale and trading and equity securities held as trading.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

4. Variable Interest Entities — (continued)

The carrying amounts of our consolidated VIE assets, which can only be used to settle obligations of consolidated
VIEs, and liabilities of consolidated VIEs for which creditors do not have recourse are as follows:

		Collateralized
		private investment
	Grantor trusts	vehicles	CMBS	Hedge funds (2)	Total
			(in millions)
December 31, 2010
Fixed maturities, available-for-sale	$ 243.1	$ 14.8	$ —	$ —	$ 257.9
Fixed maturities, trading	—	131.4	—	—	131.4
Equity securities, trading	—	—	—	158.6	158.6
Other investments	—	—	128.4	0.3	128.7
Cash and cash equivalents	—	55.0	—	45.0	100.0
Accrued investment income	0.7	0.1	0.8	—	1.6
Premiums due and other receivables	—	1.6	—	13.9	15.5
Total assets	$ 243.8	$ 202.9	$ 129.2	$ 217.8	$ 793.7
Deferred income taxes	$ 2.4	$ —	$ —	$ —	$ 2.4
Other liabilities (1)	135.8	132.6	94.1	71.1	433.6
Total liabilities	$ 138.2	$ 132.6	$ 94.1	$ 71.1	$ 436.0
December 31, 2009
Fixed maturities, available-for-sale	$ 226.6	$ 59.2	$ —	$ —	$ 285.8
Fixed maturities, trading	—	19.8	—	—	19.8
Equity securities, trading	—	—	—	90.9	90.9
Cash and cash equivalents	—	55.0	—	45.1	100.1
Accrued investment income	0.8	0.2	—	—	1.0
Premiums due and other receivables	—	1.4	—	18.1	19.5
Total assets	$ 227.4	$ 135.6	$ —	$ 154.1	$ 517.1
Deferred income taxes	$ 2.7	$ —	$ —	$ —	$ 2.7
Other liabilities (1)	89.1	24.6	—	43.1	156.8
Total liabilities	$ 91.8	$ 24.6	$ —	$ 43.1	$ 159.5

(1) Grantor trusts contain an embedded derivative of a forecasted transaction to deliver the underlying securities;
collateralized private investment vehicles include derivative liabilities, financial guarantees and obligation to redeem notes at maturity or termination of the trust; CMBS includes obligation to the bondholders; and hedge funds include liabilities to securities brokers.

(2) The consolidated statements of financial position included a $145.9 million and $110.2 million as of December 31, 2010 and 2009, respectively, noncontrolling interest for hedge funds.

We did not provide financial or other support to investees designated as VIEs for the years ended December 31, 2010 and 2009.

Unconsolidated Variable Interest Entities

Invested Securities

We hold a variable interest in a number of VIEs where we are not the primary beneficiary. Our investments in securities issued by these VIEs are reported in fixed maturities, available-for-sale and fixed maturities, trading in the consolidated statements of financial position and are described below.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

4. Variable Interest Entities — (continued)

VIEs include CMBS, residential mortgage-backed securities and asset-backed securities. All of these entities were deemed VIEs upon the removal of the QSPE scope exception because the equity within these entities is insufficient to sustain them. We currently are not the primary beneficiary in any of the entities within these categories of investments. This determination was based primarily on the fact we do not own the class of security that controls the unilateral right to replace the special servicer or equivalent function.

As previously discussed, we invest in several types of collateralized private investment vehicles, which are VIEs.
These include cash and synthetic structures that we do not manage. We are currently not the primary beneficiary of these collateralized private investment vehicles primarily because we do not control the economic performance of the entities and were not involved with the design of the entities.

We have invested in various VIE trusts as a debt holder. All of these entities are classified as VIEs due to insufficient equity to sustain them. Prior to January 1, 2010, we had performed a quantitative analysis and concluded that although we held a significant variable interest in these entities we were not the primary beneficiary due to lack of majority of the risk of loss or because they were scoped out as a QSPE. Beginning January 1, 2010, we concluded we are not the primary beneficiary primarily because we do not control the economic performance of the entities and were not involved with the design of the entities.

Prior to January 1, 2010, we were only required to disclose information about carrying value and maximum loss exposure for our significant unconsolidated VIEs. The carrying value and maximum loss exposure for our unconsolidated
VIEs as of December 31, 2010, and for our significant unconsolidated VIEs as of December 31, 2009, were as follows:

		Maximum exposure to
	Asset carrying value	loss (1)
	(in millions)
December 31, 2010
Fixed maturities, available-for-sale:
Corporate	$ 429.0	$ 367.7
Residential mortgage-backed securities	3,164.0	3,047.9
Commercial mortgage-backed securities	3,842.2	4,424.9
Collateralized debt obligations	293.0	380.5
Other debt obligations	3,114.1	3,184.9
Fixed maturities, trading:
Residential mortgage-backed securities	130.3	130.3
Commercial mortgage-backed securities	5.1	5.1
Collateralized debt obligations	87.2	87.2
Other debt obligations	88.9	88.9

December 31, 2009
Fixed maturities, available-for-sale:
Corporate	$ 162.8	$ 144.2

(1) Our risk of loss is limited to our initial investment measured at amortized cost for fixed maturities, available-for-sale and to fair value for our fixed maturities, trading.

Sponsored Investment Funds

We provide asset management and other services to certain investment structures that are considered VIEs as we generally earn management fees and in some instances performance based fees. We are not the primary beneficiary of these entities as we do not have the obligation to absorb losses of the entities that could be potentially significant to the VIE or the right to receive benefits from these entities that could be potentially significant.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

5. Investments
Fixed Maturities and Equity Securities
The amortized cost, gross unrealized gains and losses, other-than-temporary impairments in AOCI and fair value of fixed maturities and equity securities available-for-sale are summarized as follows:

				Other-than-
		Gross	Gross	temporary
		unrealized	unrealized	impairments in
	Amortized cost	gains	losses	AOCI	Fair value
	(in millions)
December 31, 2010
Fixed maturities, available-for-sale:
U.S. government and agencies	$ 529.1	$ 20.7	$ 0.1	$ —	$ 549.7
Non-U.S. governments	389.3	34.9	—	—	424.2
States and political subdivisions	2,615.0	64.7	23.3	—	2,656.4
Corporate	29,917.7	1,725.1	483.6	18.0	31,141.2
Residential mortgage-backed securities	3,047.9	122.0	5.9	—	3,164.0
Commercial mortgage-backed securities	4,424.9	118.0	506.1	194.6	3,842.2
Collateralized debt obligations	380.5	1.7	51.8	37.4	293.0
Other debt obligations	3,184.9	53.7	40.0	84.5	3,114.1
Total fixed maturities, available-for-sale	$ 44,489.3	$ 2,140.8	$ 1,110.8	$ 334.5	$ 45,184.8
Total equity securities, available-for-sale	$ 177.3	$ 6.8	$ 18.2		$ 165.9
December 31, 2009
Fixed maturities, available-for-sale:
U.S. government and agencies	$ 530.4	$ 8.7	$ 0.5	$ —	$ 538.6
Non-U.S. governments	421.1	42.4	1.1	—	462.4
States and political subdivisions	2,008.7	53.4	13.5	—	2,048.6
Corporate	30,592.6	1,222.0	989.6	58.0	30,767.0
Residential mortgage-backed securities	3,019.1	86.0	3.8	—	3,101.3
Commercial mortgage-backed securities	4,898.0	20.9	1,211.5	107.7	3,599.7
Collateralized debt obligations	607.5	1.8	200.7	39.0	369.6
Other debt obligations	2,900.2	34.5	229.8	73.7	2,631.2
Total fixed maturities, available-for-sale	$ 44,977.6	$ 1,469.7	$ 2,650.5	$ 278.4	$ 43,518.4
Total equity securities, available-for-sale	$ 229.9	$ 16.1	$ 34.3		$ 211.7

The amortized cost and fair value of fixed maturities available-for-sale at December 31, 2010, by expected maturity, were as follows:

	Amortized
	cost	Fair value
	(in millions)
Due in one year or less	$ 2,325.6	$ 2,364.7
Due after one year through five years	13,357.5	13,937.6
Due after five years through ten years	8,495.7	8,919.3
Due after ten years	9,272.3	9,549.9
Subtotal	33,451.1	34,771.5
Mortgage-backed and other asset-backed securities	11,038.2	10,413.3
Total	$ 44,489.3	$ 45,184.8

Actual maturities may differ because borrowers may have the right to call or prepay obligations. Our portfolio is diversified by industry, issuer and asset class. Credit concentrations are managed to established limits.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

5. Investments — (continued)

Net Investment Income

Major categories of net investment income are summarized as follows:
	For the year ended December 31,
	2010	2009	2008
		(in millions)
Fixed maturities, available-for-sale	$ 2,500.1	$ 2,587.0	$ 2,748.3
Fixed maturities, trading	21.1	29.8	30.5
Equity securities, available-for-sale	11.4	16.8	16.2
Equity securities, trading	0.7	0.3	0.4
Mortgage loans	630.2	675.3	743.2
Real estate	57.1	35.8	54.0
Policy loans	54.9	57.0	54.1
Cash and cash equivalents	4.8	9.1	63.0
Derivatives	(153.2)	(128.3)	(56.8)
Other	47.1	15.9	(31.0)
Total	3,174.2	3,298.7	3,621.9
Investment expenses	(88.4)	(110.5)	(149.9)
Net investment income	$ 3,085.8	$ 3,188.2	$ 3,472.0

Net Realized Capital Gains and Losses
The major components of net realized capital gains (losses) on investments are summarized as follows:

	For the year ended December 31,
	2010	2009	2008
		(in millions)
Fixed maturities, available-for-sale:
Gross gains	$ 56.9	$ 109.0	$ 39.3
Gross losses	(339.5)	(701.9)	(436.2)
Portion of OTTI losses recognized in OCI	56.1	260.9	—
Hedging, net	142.2	(229.1)	496.3
Fixed maturities, trading	7.4	50.8	(41.1)
Equity securities, available-for-sale:
Gross gains	8.8	26.3	12.0
Gross losses	(3.2)	(46.2)	(56.6)
Equity securities, trading	24.2	37.3	(62.7)
Mortgage loans	(150.7)	(153.1)	(44.3)
Derivatives	(142.0)	230.1	(595.7)
Other	51.4	(29.4)	66.4
Net realized capital losses	$ (288.4)	$ (445.3)	$ (622.6)

Proceeds from sales of investments (excluding call and maturity proceeds) in fixed maturities, available-for-sale were
$1.4 billion, $3.0 billion and $1.1 billion in 2010, 2009 and 2008, respectively.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

5. Investments — (continued)

Other-Than-Temporary Impairments

We have a process in place to identify fixed maturity and equity securities that could potentially have a credit impairment that is other than temporary. This process involves monitoring market events that could impact issuers’ credit ratings, business climate, management changes, litigation and government actions and other similar factors. This process also involves monitoring late payments, pricing levels, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts and cash flow projections as indicators of credit issues.

During first quarter 2009, we adopted authoritative guidance that changed the recognition and presentation of other-
than-temporary impairments. See further discussion of the adoption in Note 1, Nature of Operations and Significant Accounting
Policies. The recognition provisions of the guidance apply only to debt securities classified as available-for-sale and held-to-
maturity, while the presentation and disclosure requirements apply to both debt and equity securities.

Each reporting period, all securities are reviewed to determine whether an other-than-temporary decline in value exists and whether losses should be recognized. We consider relevant facts and circumstances in evaluating whether a credit or interest rate-related impairment of a security is other than temporary. Relevant facts and circumstances considered include: (1) the extent and length of time the fair value has been below cost; (2) the reasons for the decline in value; (3) the financial position and access to capital of the issuer, including the current and future impact of any specific events; (4) for structured securities, the adequacy of the expected cash flows; (5) for fixed maturities, our intent to sell a security or whether it is more likely than not we will be required to sell the security before the recovery of its amortized cost which, in some cases, may extend to maturity and
(6) for equity securities, our ability and intent to hold the security for a period of time that allows for the recovery in value. Prior to 2009, our ability and intent to hold fixed maturities for a period of time that allowed for a recovery in value was considered rather than our intent to sell these securities. To the extent we determine that a security is deemed to be other than temporarily impaired, an impairment loss is recognized.

Impairment losses on equity securities are recognized in net income and are measured as the difference between amortized cost and fair value. The way in which impairment losses on fixed maturities are now recognized in the financial statements is dependent on the facts and circumstances related to the specific security. If we intend to sell a security or it is more likely than not that we would be required to sell a security before the recovery of its amortized cost, less any current period credit loss, we recognize an other-than-temporary impairment in net income for the difference between amortized cost and fair value. If we do not expect to recover the amortized cost basis, we do not plan to sell the security and if it is not more likely than not that we would be required to sell a security before the recovery of its amortized cost, less any current period credit loss, the recognition of the other-than-temporary impairment is bifurcated. We recognize the credit loss portion in net income and the noncredit loss portion in OCI. Prior to 2009, other-than-temporary impairments on fixed maturities were recorded in net income in their entirety and the amount recognized was the difference between amortized cost and fair value.

We estimate the amount of the credit loss component of a fixed maturity security impairment as the difference between amortized cost and the present value of the expected cash flows of the security. The present value is determined using the best estimate cash flows discounted at the effective interest rate implicit to the security at the date of purchase or the current yield to accrete an asset-backed or floating rate security. The methodology and assumptions for establishing the best estimate cash flows vary depending on the type of security. The asset-backed securities cash flow estimates are based on security specific facts and circumstances that may include collateral characteristics, expectations of delinquency and default rates, loss severity and prepayment speeds and structural support, including subordination and guarantees. The corporate security cash flow estimates are derived from scenario-based outcomes of expected corporate restructurings or liquidations using bond specific facts and circumstances including timing, security interests and loss severity.

Total other-than-temporary impairment losses, net of recoveries from the sale of previously impaired securities, were as follows:

	For the year ended December 31,
	2010	2009	2008
		(in millions)
Fixed maturities, available-for-sale	$ (300.8)	$ (692.2)	$ (430.4)
Equity securities, available-for-sale	3.7	(20.2)	(47.3)
Total other-than-temporary impairment losses, net of recoveries from the sale of
previously impaired securities	$ (297.1)	$ (712.4)	$ (477.7)

Principal Life Insurance Company Notes to Consolidated Financial Statements — (continued)

5. Investments — (continued)

The change in accumulated credit losses associated with other-than-temporary impairments on fixed maturities for which an amount related to credit losses was recognized in net realized capital gains (losses) and an amount related to noncredit losses was recognized in OCI (“bifurcated OTTI”) is summarized as follows:

	For the year ended December 31,
	2010	2009
	(in millions)
Total other-than-temporary impairments on fixed maturities for which an amount related to
noncredit losses was recognized in OCI	$ (180.6) $	(448.7)
Noncredit loss recognized in OCI	56.1	260.9
Credit loss impairment recognized in net realized capital losses (1)	$ (124.5) $	(187.8)

(1) Includes additions to bifurcated credit losses recognized in net realized capital gains (losses) during the period for fixed maturities for which an other-than-temporary impairment was not previously recognized and additional credit losses for previously recognized other-than-temporary impairments of $222.1 million and $221.2 million for the years ended
December 31, 2010 and 2009, respectively. These losses were offset by reductions for previously recognized bifurcated credit losses on fixed maturities now sold or intended to be sold and fixed maturities reclassified from available-for-sale to trading due to the adoption of new accounting guidance, which did not impact net income for the period, of $97.6 million and $33.4 million for the years ended December 31, 2010 and 2009, respectively. See the credit loss rollforward table below for further details on bifurcated credit losses.

Non-bifurcated other-than-temporary impairment losses, net of recoveries from the sale of previously impaired available-
for-sale securities, for fixed maturities recognized in net realized capital gains (losses) during the period were $22.6 million and $210.1 million for the years ended December 31, 2010 and 2009, respectively.

The following table provides a rollforward of accumulated credit losses for fixed maturities with bifurcated credit losses. The purpose of the table is to provide detail of (1) additions to the bifurcated credit loss amounts recognized in net realized capital gains (losses) during the period and (2) decrements for previously recognized bifurcated credit losses where the loss is no longer bifurcated and/or there has been a positive change in expected cash flows or accretion of the bifurcated credit loss amount.

	For the year ended December 31,
	2010	2009
	(in millions)
Beginning balance	$ (204.7)	$ (18.5)
Credit losses for which an other-than-temporary impairment was not previously
recognized	(112.4)	(168.5)
Credit losses for which an other-than-temporary impairment was previously recognized	(109.7)	(52.7)
Reduction for credit losses previously recognized on fixed maturities now sold or intended
to be sold	53.2	33.4
Reduction for credit losses previously recognized on fixed maturities reclassified to
trading (1)	44.4	—
Reduction for positive changes in cash flows expected to be collected and amortization (2)	3.5	1.6
Ending balance	$ (325.7)	$ (204.7)

(1) Fixed maturities previously classified as available-for-sale have been reclassified to trading as a result of electing the fair value option upon adoption of accounting guidance related to the evaluation of credit derivatives embedded in beneficial interests in securitized financial assets.
(2) Amounts are recognized in net investment income.

Gross Unrealized Losses for Fixed Maturities and Equity Securities

For fixed maturities and equity securities available-for-sale with unrealized losses, including other-than-temporary impairment losses reported in OCI, the gross unrealized losses and fair value, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position are summarized as follows:

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
5. Investments — (continued)

	December 31, 2010
	Less than		Greater than or
	twelve months		equal to twelve months		Total
		Gross		Gross		Gross
	Carrying	unrealized	Carrying	unrealized	Carrying	unrealized
	value	losses	value	losses	value	losses
			(in millions)
Fixed maturities, available-for-sale:
U.S. government and agencies	$ 14.9	$ 0.1	$ —	$ —	$ 14.9	$ 0.1
States and political subdivisions	771.0	18.4	44.2	4.9	815.2	23.3
Corporate	2,189.5	57.5	3,759.9	444.1	5,949.4	501.6
Residential mortgage-backed securities	384.9	5.9	—	—	384.9	5.9
Commercial mortgage-backed securities	340.1	4.9	1,186.4	695.8	1,526.5	700.7
Collateralized debt obligations	10.4	0.5	233.0	88.7	243.4	89.2
Other debt obligations	401.5	8.4	578.4	116.1	979.9	124.5
Total fixed maturities, available-for-sale	$ 4,112.3	$ 95.7	$ 5,801.9	$ 1,349.6	$ 9,914.2	$ 1,445.3
Total equity securities, available-for-sale	$ 47.3	$ 7.2	$ 77.0	$ 11.0	$ 124.3	$ 18.2

Our consolidated portfolio consists of fixed maturities where 77% were investment grade (rated AAA through BBB-)
with an average price of 87 (carrying value/amortized cost) at December 31, 2010. Gross unrealized losses in our fixed maturities portfolio decreased during the year ended December 31, 2010, due to a decline in interest rates and a tightening of credit spreads primarily in the corporate and commercial mortgage-backed securities sectors.

For those securities that had been in a loss position for less than twelve months, our consolidated portfolio held 534 securities with a carrying value of $4,112.3 million and unrealized losses of $95.7 million reflecting an average price of 98 at
December 31, 2010. Of this portfolio, 94% was investment grade (rated AAA through BBB-) at December 31, 2010, with associated unrealized losses of $88.7 million. The losses on these securities can primarily be attributed to changes in market interest rates and changes in credit spreads since the securities were acquired.

For those securities that had been in a continuous loss position greater than or equal to twelve months, our consolidated portfolio held 773 securities with a carrying value of $5,801.9 million and unrealized losses of $1,349.6 million. The average rating of this portfolio was BBB with an average price of 81 at December 31, 2010. Of the $1,349.6 million in unrealized losses, the commercial mortgage-backed securities sector accounts for $695.8 million in unrealized losses with an average price of 63 and an average credit rating of BBB. The remaining unrealized losses consist primarily of $444.1 million within the corporate sector at December 31, 2010. The average price of the corporate sector was 89 and the average credit rating was BBB. The losses on these securities can primarily be attributed to changes in market interest rates and changes in credit spreads since the securities were acquired.

Because it was not our intent to sell the fixed maturity available-for-sale securities with unrealized losses and it was not more likely than not that we would be required to sell these securities before recovery of the amortized cost, which may be maturity, we did not consider these investments to be other-than-temporarily impaired at December 31, 2010.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
5. Investments — (continued)

	December 31, 2009
	Less than		Greater than or
	twelve months		equal to twelve months		Total
		Gross		Gross		Gross
	Carrying	unrealized	Carrying	unrealized	Carrying	unrealized
	value	losses	value	losses	value	losses
			(in millions)
Fixed maturities, available-for-sale:
U.S. government and agencies	$ 32.7	$ 0.4	$ 1.0	$ 0.1	$ 33.7	$ 0.5
Non-U.S. governments	9.6	0.4	30.2	0.7	39.8	1.1
States and political subdivisions	242.8	1.9	247.9	11.6	490.7	13.5
Corporate	2,183.3	54.1	7,474.5	993.5	9,657.8	1,047.6
Residential mortgage-backed securities	489.9	3.7	0.6	0.1	490.5	3.8
Commercial mortgage-backed securities	468.1	16.7	2,217.3	1,302.5	2,685.4	1,319.2
Collateralized debt obligations	—	—	366.1	239.7	366.1	239.7
Other debt obligations	312.9	23.3	902.3	280.2	1,215.2	303.5
Total fixed maturities, available-for-sale	$ 3,739.3	$ 100.5	$ 11,239.9	$ 2,828.4	$ 14,979.2	$ 2,928.9
Total equity securities, available-for-sale	$ 4.4	$ 0.1	$ 116.1	$ 34.2	$ 120.5	$ 34.3

Our consolidated portfolio consists of fixed maturities where 83% were investment grade (rated AAA through BBB-)
with an average price of 84 (carrying value/amortized cost) at December 31, 2009. Due to the credit disruption that began in the last half of 2007 and continued into first quarter of 2009, which reduced liquidity and led to wider credit spreads, we saw an increase in unrealized losses in our securities portfolio. The unrealized losses were more pronounced in the Corporate sector and in structured products, such as commercial mortgage-backed securities, collateralized debt obligations and asset-backed securities (included in other debt obligations). During the second quarter of 2009 and continuing through the end of the year, a narrowing of credit spreads and improvement in liquidity resulted in a decrease in the unrealized losses in our securities portfolio relative to year-end 2008.

For those securities that had been in a loss position for less than twelve months, our consolidated portfolio held 406 securities with a carrying value of $3,739.3 million and unrealized losses of $100.5 million reflecting an average price of 97 at
December 31, 2009. Of this portfolio, 97% was investment grade (rated AAA through BBB-) at December 31, 2009, with associated unrealized losses of $82.7 million. The losses on these securities can primarily be attributed to changes in market interest rates and changes in credit spreads since the securities were acquired.

For those securities that had been in a continuous loss position greater than or equal to twelve months, our consolidated portfolio held 1,481 securities with a carrying value of $11,239.9 million and unrealized losses of $2,828.4 million. The average rating of this portfolio was BBB+ with an average price of 80 at December 31, 2009. Of the $2,828.4 million in unrealized losses, the commercial mortgage-backed securities sector accounts for $1,302.5 million in unrealized losses with an average price of 63 and an average credit rating of AA-. The remaining unrealized losses consist primarily of $993.5 million within the
Corporate sector at December 31, 2009. The average price of the Corporate sector was 88 and the average credit rating was
BBB. The losses on these securities can primarily be attributed to changes in market interest rates and changes in credit spreads since the securities were acquired.

Because it was not our intent to sell the fixed maturity available-for-sale securities with unrealized losses and it was not more likely than not that we would be required to sell these securities before recovery of the amortized cost, which may be maturity, we did not consider these investments to be other-than-temporarily impaired at December 31, 2009.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

5. Investments — (continued)

Net Unrealized Gains and Losses on Available-for-Sale Securities and Derivative Instruments

The net unrealized gains and losses on investments in fixed maturities available-for-sale, equity securities available-for-
sale and derivative instruments are reported as a separate component of stockholder’s equity. The cumulative amount of net unrealized gains and losses on available-for-sale securities and derivative instruments net of adjustments related to DPAC, sales inducements, unearned revenue reserves and applicable income taxes was as follows:
		December 31,
		2010	2009
		(in millions)
Net unrealized gains (losses) on fixed maturities, available-for-sale (1)	$ 957.2		$ (1,180.8)
Noncredit component of impairment losses on fixed maturities, available-for-sale		(334.5)	(260.9)
Net unrealized losses on equity securities, available-for-sale		(11.4)	(18.2)
Adjustments for assumed changes in amortization patterns		(273.8)	211.9
Net unrealized gains on derivative instruments		122.4	90.4
Net unrealized gains on equity method subsidiaries and noncontrolling interest adjustments		74.9	103.2
Provision for deferred income tax benefits (taxes)		(186.3)	370.1
Effects of implementation of accounting change related to variable interest entities, net		10.7	—
Effects of electing fair value option for fixed maturities upon implementation of accounting
changes related to embedded credit derivatives, net		25.4	—
Effects of reclassifying noncredit component of previously recognized impairment losses on
fixed maturities, available-for-sale, net		—	(9.9)
Net unrealized gains (losses) on available-for-sale securities and derivative instruments	$ 384.6		$ (694.2)

(1)	Excludes net unrealized gains (losses) on fixed maturities, available-for-sale included in fair value hedging relationships.

Mortgage Loans

Mortgage loans consist of commercial and residential mortgage loans. We evaluate risks inherent in our commercial mortgage loans in two classes: (1) brick and mortar property loans, where we analyze the property's rent payments as support for the loan, and (2) credit tenant loans (“CTL”), where we rely on the credit analysis of the tenant for the repayment of the loan
We evaluate risks inherent in our residential mortgage loan portfolio in two classes: (1) home equity mortgages and (2) first lien mortgages. The carrying amount of our mortgage loan portfolio was as follows:
	December 31,
	2010		2009
	(in millions)

Commercial mortgage loans	$ 9,680.2	$ 10,254.4
Residential mortgage loans	915.2		1,157.4
Total amortized cost	10,595.4		11,411.8

Valuation allowance	(118.3)		(161.3)
Total carrying value	$ 10,477.1	$ 11,250.5

Our commercial mortgage loan portfolio consists primarily of non-recourse, fixed rate mortgages on fully or near fully leased properties. Commercial mortgage loans represent a primary area of credit risk exposure.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

5. Investments — (continued)

Our commercial mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows:

	December 31,
	2010		2009
	Amortized	Percent	Amortized	Percent
	cost	of total	cost	of total
		($ in millions)
Geographic distribution
New England	$ 430.3	4.4% $	446.3	4.4%
Middle Atlantic	1,648.4	17.0	1,535.4	15.0
East North Central	841.1	8.7	941.8	9.2
West North Central	466.7	4.8	504.3	4.9
South Atlantic	2,358.1	24.4	2,641.9	25.8
East South Central	231.5	2.4	300.0	2.9
West South Central	548.6	5.7	672.1	6.5
Mountain	691.0	7.1	835.4	8.1
Pacific	2,464.5	25.5	2,377.2	23.2
Total	$ 9,680.2	100.0% $	10,254.4	100.0%
Property type distribution
Office	$ 2,886.2	29.8% $	2,782.1	27.1%
Retail	2,503.0	25.9	2,782.0	27.1
Industrial	2,334.5	24.1	2,394.4	23.4
Apartments	1,138.1	11.8	1,415.2	13.8
Hotel	471.8	4.9	497.2	4.8
Mixed use/other	346.6	3.5	383.5	3.8
Total	$ 9,680.2	100.0% $	10,254.4	100.0%

Our residential mortgage loan portfolio is composed of home equity mortgages with an amortized cost of $719.3 million and $912.2 million and first lien mortgages with an amortized cost of $195.9 million and $245.2 million as of December
31, 2010 and 2009, respectively. Our residential home equity mortgages are concentrated in the United States and are generally second lien mortgages comprised of closed-end loans and lines of credit.

Mortgage Loan Credit Monitoring

Commercial Credit Risk Profile Based on Internal Rating

We actively monitor and manage our commercial mortgage loan portfolio. All commercial mortgage loans are analyzed regularly and substantially all are internally rated, based on a proprietary risk rating cash flow model, in order to monitor the financial quality of these assets. The model stresses expected cash flows at various levels and at different points in time depending on the durability of the income stream, which includes our assessment of factors such as location (macro and micro markets), tenant quality and lease expirations. Our internal rating analysis results in expected credit losses comparable to equivalent bond ratings. Internal ratings on commercial mortgage loans are updated at least annually and potentially more often for certain loans with material changes in collateral value or occupancy and for loans on an internal “watch list”.

Commercial mortgage loans that require more frequent and detailed attention than other loans in our portfolio are identified and placed on an internal “watch list”. Among the criteria that would indicate a potential problem are imbalances in ratios of loan to value or contract rents to debt service, major tenant vacancies or bankruptcies, borrower sponsorship problems, late payments, delinquent taxes and loan relief/restructuring requests.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

5. Investments — (continued)

Our commercial mortgage loan portfolio by credit risk, as determined by our internal rating system expressed in terms of an S&P bond equivalent rating, was as follows:

	December 31, 2010
	Brick and mortar	CTL	Total
		(in millions)
A- and above	$ 4,780.1	$ 324.7	$ 5,104.8
BBB+ thru BBB-	2,629.5	249.5	2,879.0
BB+ thru BB-	726.1	38.5	764.6
B+ and below	927.9	3.9	931.8
Total	$ 9,063.6	$ 616.6	$ 9,680.2

Residential Credit Risk Profile Based on Performance Status

Our residential mortgage loan portfolio is monitored based on performance of the loans. Monitoring on a residential mortgage loan increases when the loan is delinquent or earlier if there is an indication of impairment. We define non-
performing residential mortgage loans as loans 90 days or greater delinquent or on non-accrual status.

Our performing and non-performing residential mortgage loans were as follows:
	December 31, 2010
	Home equity	First liens	Total
		(in millions)
Performing	$ 705.0 $	186.2	$ 891.2
Nonperforming	14.3	9.7	24.0
Total	$ 719.3 $	195.9	$ 915.2

Non-Accrual Mortgage Loans

Commercial and residential mortgage loans are placed on non-accrual status if we have concern regarding the collectability of future payments. Factors considered may include conversations with the borrower, loss of major tenant, bankruptcy of borrower or major tenant, decreased property cash flow for commercial mortgage loans or number of days past due for residential mortgage loans. Based on an assessment as to the collectability of the principal, a determination is made to apply any payments received either against the principal or according to the contractual terms of the loan. Accrual of interest resumes after factors resulting in doubts about collectability have improved.

Mortgage loans on non-accrual status were as follows:
December 31, 2010
(in millions)
Commercial:
Brick and mortar	$ 67.1
Residential:
Home equity	14.3
First liens	9.7
Total	$ 91.1

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

5. Investments — (continued)
The aging of mortgage loans was as follows:

	December 31, 2010
			90 days or
	30-59 days	60-89 days	more past	Total past
	past due	past due	due	due	Current	Total loans
				(in millions)
Commercial-brick and mortar	$ —	$ 22.5	$ 9.1	$ 31.6	$ 9,032.0	$ 9,063.6
Commercial-CTL	—	—	—	—	616.6	616.6
Residential-home equity	9.3	4.5	9.2	23.0	696.3	719.3
Residential-first liens	1.5	2.0	7.0	10.5	185.4	195.9
Total	$ 10.8	$ 29.0	$ 25.3	$ 65.1	$ 10,530.3	$ 10,595.4

We did not have any mortgage loans that were 90 days or more past due and still accruing interest as of December
31, 2010.

Mortgage Loan Valuation Allowance

We establish a valuation allowance to provide for the risk of credit losses inherent in our portfolio. The valuation allowance includes loan specific reserves for loans that are deemed to be impaired as well as reserves for pools of loans with similar risk characteristics where a property risk or market specific risk has not been identified but for which we expect to incur a loss. Mortgage loans on real estate are considered impaired when, based on current information and events, it is probable that we will be unable to collect all amounts due according to contractual terms of the loan agreement. When we determine that a loan is impaired, a valuation allowance is established equal to the difference between the carrying amount of the mortgage loan and the estimated value reduced by the cost to sell. Estimated value is based on either the present value of the expected future cash flows discounted at the loan's effective interest rate, the loan's observable market price or fair value of the collateral.
Amounts on loans deemed to be uncollectible are charged off and removed from the valuation allowance. When a valuation allowance is established, subsequent recoveries are removed from the valuation allowance and subsequent losses are added to the valuation allowance. The change in the valuation allowance is included in net realized capital gains (losses) on our consolidated statements of operations.

The valuation allowance is maintained at a level believed adequate by management to absorb estimated probable credit losses. Management's periodic evaluation and assessment of the valuation allowance adequacy is based on known and inherent risks in the portfolio, adverse situations that may affect a borrower's ability to repay, the estimated value of the underlying collateral, composition of the loan portfolio, portfolio delinquency information, underwriting standards, peer group information, current economic conditions, loss experience and other relevant factors. The evaluation of our impaired loan component is subjective, as it requires the estimation of timing and amount of future cash flows expected to be received on impaired loans.

We review our commercial mortgage loan portfolio and analyze the need for a valuation allowance for any loan that is delinquent for 60 days or more, in process of foreclosure, restructured, on the internal “watch list” or that currently has a valuation allowance. In addition to establishing allowance levels for specifically identified impaired commercial mortgage loans, management determines an allowance for all other loans in the portfolio for which historical experience and current economic conditions indicate certain losses exist. These loans are segregated by major product type and/or risk level with an estimated loss ratio applied against each product type and/or risk level. The loss ratio is generally based upon historic loss experience for each loan type as adjusted for certain environmental factors management believes to be relevant.

For our residential mortgage loan portfolio, we separate the loans into several homogeneous pools, each of which consist of loans of a similar nature including but not limited to loans similar in collateral, term and structure and loan purpose or type. We evaluate loan pools based on aggregated risk ratings, estimated specific loss potential in the different classes of credits, and historical loss experience by pool type. We adjust these quantitative factors for qualitative factors of present conditions.
Qualitative factors include items such as economic and business conditions, changes in the portfolio, value of underlying collateral, and concentrations. Residential mortgage loan pools exclude loans that have been restructured or impaired, as those loans are evaluated individually.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

5. Investments — (continued)

A rollforward of our valuation allowance and ending balances of the allowance and loan balance by basis of impairment method was as follows:

	Commercial	Residential	Total
		(in millions)
December 31, 2010
Beginning balance	$ 132.5	$ 28.8	$ 161.3
Provision	54.1	97.5	151.6
Charge-offs	(106.0)	(89.7)	(195.7)
Recoveries	—	1.1	1.1
Ending balance	$ 80.6	$ 37.7	$ 118.3
Allowance ending balance by basis of impairment method:
Individually evaluated for impairment	$ 9.1	$ 3.0	$ 12.1
Collectively evaluated for impairment	71.5	34.7	106.2
Allowance ending balance	$ 80.6	$ 37.7	$ 118.3
Loan balance by basis of impairment method:
Individually evaluated for impairment	$ 29.8	$ 16.1	$ 45.9
Collectively evaluated for impairment	9,650.4	899.1	10,549.5
Loan ending balance	$ 9,680.2	$ 915.2	$ 10,595.4
December 31, 2009
Beginning balance	$ 57.0	$ 12.1	$ 69.1
Provision	115.4	32.9	148.3
Charge-offs/recoveries	(39.9)	(16.2)	(56.1)
Ending balance	$ 132.5	$ 28.8	$ 161.3
December 31, 2008
Beginning balance	$ 42.8	$ 5.7	$ 48.5
Provision	42.2	11.5	53.7
Charge-offs/recoveries	(28.0)	(5.1)	(33.1)
Ending balance	$ 57.0	$ 12.1	$ 69.1

We periodically purchase mortgage loans as well as sell mortgage loans we have originated. We sold $34.1 million of commercial mortgage loans as of December 31, 2010.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

5. Investments — (continued)

Impaired Mortgage Loans

Impaired mortgage loans include loans with a related specific valuation allowance, loans whose carrying amount has been reduced to the expected collectible amount because the impairment has been considered other than temporary or troubled debt restructurings. Based on an assessment as to the collectability of the principal, a determination is made to apply any payments received either against the principal or according to the contractual terms of the loan. Our recorded investment in and unpaid principal balance of impaired loans along with the related loan specific allowance for losses, if any, for each reporting period and the average recorded investment and interest income recognized during the time the loans were impaired were as follows:

		Unpaid		Average
	Recorded	principal	Related	recorded	Interest income
	investment	balance	allowance	investment	recognized
(in millions)
For the year ended, December 31, 2010
With no related allowance recorded:
Commercial-brick and mortar	$ 22.5	$ 28.9	$ —	$ 13.4	$ 1.1
Residential-first liens	5.3	5.2	—	5.3	—
With an allowance recorded:
Commercial-brick and mortar	29.8	29.7	9.1	77.2	1.8
Residential-home equity	11.5	11.2	2.4	12.2	—
Residential-first liens	4.6	4.6	0.6	11.7	—
Total:
Commercial	$ 52.3	$ 58.6	$ 9.1	$ 90.6	$ 2.9
Residential	$ 21.4	$ 21.0	$ 3.0	$ 29.2	$ —
For the year ended, December 31, 2009
Total:
Commercial	$ 120.7	$ 120.5	$ 43.8	$ 97.6	$ 0.3
Residential	$ 10.2	$ 14.7	$ 6.3	$ 12.5	$ —
For the year ended, December 31, 2008
Total:
Commercial	$ 74.4	$ 74.4	$ 13.4	$ 45.7	$ 0.1
Residential	$ 14.7	$ 14.7	$ 4.5	$ 15.5	$ —

Real Estate

Depreciation expense on invested real estate was $41.1 million, $41.7 million and $32.1 million in 2010, 2009 and
2008, respectively. Accumulated depreciation was $331.2 million and $290.1 million as of December 31, 2010 and 2009, respectively.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

5. Investments — (continued)

Other Investments

Other investments include minority interests in unconsolidated entities, joint ventures and partnerships and properties owned jointly with venture partners and operated by the partners. Such investments are generally accounted for using the equity method. In applying the equity method, we record our share of income or loss reported by the equity investees in net investment income. Summarized financial information for these unconsolidated entities was as follows:

	December 31,
	2010	2009
	(in millions)
Total assets	$ 6,366.8	$ 5,371.7
Total liabilities	2,972.9	2,839.8
Total equity	$ 3,393.9	$ 2,531.9

Net investment in unconsolidated entities	$ 77.4	$ 31.1

Derivative assets are carried at fair value and reported as a component of other investments. Certain seed money investments are also carried at fair value and reported as a component of other investments, with changes in fair value included in net realized capital gains (losses) on our consolidated statements of operations.

Securities Posted as Collateral

We posted $1,052.5 million in fixed maturities, available-for-sale securities at December 31, 2010, to satisfy collateral requirements primarily associated with our derivative credit support annex (collateral) agreements and a reinsurance arrangement. In addition, we posted $1,695.1 million in commercial mortgage loans as of December 31, 2010, to satisfy collateral requirements associated with our obligation under funding agreements with the Federal Home Loan Bank of Des
Moines. Since we did not relinquish ownership rights on these securities, they are reported as fixed maturities, available-for-
sale and commercial mortgage loans, respectively, on our consolidated statements of financial position.

	For the year ended December 31,
	2010	2009	2008
		(in millions)
Total revenues	$ 3,076.1	$ 2,594.8	$ 2,198.6
Total expenses	2,782.7	2,770.2	2,414.4
Net income	269.8	129.4	(32.5)

Our share of net income of unconsolidated entities	28.9	2.5	(41.9)

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

6. Derivative Financial Instruments

Derivatives are generally used to hedge or reduce exposure to market risks associated with assets held or expected to be purchased or sold and liabilities incurred or expected to be incurred. Derivatives are used to change the characteristics of our asset/liability mix consistent with our risk management activities. Derivatives are also used in asset replication strategies.

Types of Derivative Instruments

Interest Rate Contracts
Interest rate risk is the risk that we will incur economic losses due to adverse changes in interest rates. Sources of interest rate risk include the difference between the maturity and interest rate changes of assets with the liabilities they support, timing differences between the pricing of liabilities and the purchase or procurement of assets and changing cash flow profiles from original projections due to prepayment options embedded within asset and liability contracts. We use various derivatives to manage our exposure to fluctuations in interest rates.

Interest rate swaps are contracts in which we agree with other parties to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts based upon designated market rates or rate indices and an agreed upon notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. Cash is paid or received based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date. We use interest rate swaps primarily to more closely match the interest rate characteristics of assets and liabilities and to mitigate the risks arising from timing mismatches between assets and liabilities (including duration mismatches). We also use interest rate swaps to hedge against changes in the value of assets we anticipate acquiring and other anticipated transactions and commitments. Interest rate swaps are used to hedge against changes in the value of the guaranteed minimum withdrawal benefit (“GMWB”) liability. The
GMWB rider on our variable annuity products provides for guaranteed minimum withdrawal benefits regardless of the actual performance of various equity and/or fixed income funds available with the product.

Interest rate caps and interest rate floors, which can be combined to form interest rate collars, are contracts that entitle the purchaser to pay or receive the amounts, if any, by which a specified market rate exceeds a cap strike interest rate, or falls below a floor strike interest rate, respectively, at specified dates. We have entered into interest rate collars whereby we receive amounts if a specified market rate falls below a floor strike interest rate, and we pay if a specified market rate exceeds a cap strike interest rate. We use interest rate collars to manage interest rate risk related to guaranteed minimum interest rate liabilities in our individual annuities contracts.

A swaption is an option to enter into an interest rate swap at a future date. We purchase swaptions to offset existing exposures. We have also written these options and received a premium in order to transform our callable liabilities into fixed term liabilities. Swaptions provide us the benefit of the agreed-upon strike rate if the market rates for liabilities are higher, with the flexibility to enter into the current market rate swap if the market rates for liabilities are lower. Swaptions not only hedge against the downside risk, but also allow us to take advantage of any upside benefits.

In exchange-traded futures transactions, we agree to purchase or sell a specified number of contracts, the values of which are determined by the values of designated classes of securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. We enter into exchange-traded futures with regulated futures commissions merchants who are members of a trading exchange. We have used exchange-traded futures to reduce market risks from changes in interest rates and to alter mismatches between the assets in a portfolio and the liabilities supported by those assets.

Foreign Exchange Contracts
Foreign currency risk is the risk that we will incur economic losses due to adverse fluctuations in foreign currency exchange rates. This risk arises from foreign currency-denominated funding agreements we issue and foreign currency-
denominated fixed maturities we invest in. We may use currency swaps to hedge foreign currency risk.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

6. Derivative Financial Instruments — (continued)

Currency swaps are contracts in which we agree with other parties to exchange, at specified intervals, a series of principal and interest payments in one currency for that of another currency. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. The interest payments are primarily fixed-to-
fixed rate; however, they may also be fixed-to-floating rate or floating-to-fixed rate. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date. We use currency swaps to reduce market risks from changes in currency exchange rates with respect to investments or liabilities denominated in foreign currencies that we either hold or intend to acquire or sell.

Equity Contracts
Equity risk is the risk that we will incur economic losses due to adverse fluctuations in common stock. We use various derivatives to manage our exposure to equity risk, which arises from products in which the interest we credit is tied to an external equity index as well as products subject to minimum contractual guarantees.

We may sell an investment-type insurance contract with attributes tied to market indices (an embedded derivative as noted below), in which case we write an equity call option to convert the overall contract into a fixed-rate liability, essentially eliminating the equity component altogether. We purchase equity call spreads to hedge the equity participation rates promised to contractholders in conjunction with our fixed deferred annuity products that credit interest based on changes in an external equity index. We use exchange-traded futures and equity put options to hedge against changes in the value of the GMWB liability related to the GMWB rider on our variable annuity product, as previously explained. The premium associated with certain options is paid quarterly over the life of the option contract.

Credit Contracts
Credit risk relates to the uncertainty associated with the continued ability of a given obligor to make timely payments of principal and interest. We use credit default swaps to enhance the return on our investment portfolio by providing comparable exposure to fixed income securities that might not be available in the primary market. They are also used to hedge credit exposures in our investment portfolio. Credit derivatives are used to sell or buy credit protection on an identified name or names on an unfunded or synthetic basis in return for receiving or paying a quarterly premium. The premium generally corresponds to a referenced name's credit spread at the time the agreement is executed. In cases where we sell protection, at the same time we enter into these synthetic transactions, we buy a quality cash bond to match against the credit default swap. When selling protection, if there is an event of default by the referenced name, as defined by the agreement, we are obligated to pay the counterparty the referenced amount of the contract and receive in return the referenced security in a principal amount equal to the notional value of the credit default swap.

Other Contracts
Commodity Swaps. Commodity swaps are used to sell or buy protection on commodity prices in return for receiving or paying a quarterly premium. We have purchased secured limited recourse notes from VIEs that were consolidated in our financial results prior to 2010, but for which we are no longer the primary beneficiary. These VIEs used a commodity swap to enhance the return on an investment portfolio by selling protection on a static portfolio of commodity trigger swaps, each referencing a base or precious metal. The portfolio of commodity trigger swaps was a portfolio of deep out-of-the-money
European puts on various base or precious metals. The VIEs provided mezzanine protection that the average spot rate would not fall below a certain trigger price on each commodity trigger swap in the portfolio and received guaranteed quarterly premiums in return until maturity. At the same time the VIEs entered into this synthetic transaction, they bought a quality cash bond to match against the commodity swaps.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

6. Derivative Financial Instruments — (continued)

Embedded Derivatives. We purchase or issue certain financial instruments or products that contain a derivative instrument that is embedded in the financial instrument or product. When it is determined that the embedded derivative possesses economic characteristics that are not clearly or closely related to the economic characteristics of the host contract and a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host instrument for measurement purposes. The embedded derivative, which is reported with the host instrument in the consolidated statements of financial position, is carried at fair value.

We sell investment-type insurance contracts in which the return is tied to an external equity index, a leveraged inflation index or leveraged reference swap. We economically hedge the risk associated with these investment-type insurance contracts.

We offer group benefit plan contracts that have guaranteed separate accounts as an investment option.

We have structured investment relationships with trusts we have determined to be VIEs, which are consolidated in our financial statements. The notes issued by these trusts include obligations to deliver an underlying security to residual interest holders and the obligations contain an embedded derivative of the forecasted transaction to deliver the underlying security.

We have fixed deferred annuities that credit interest based on changes in an external equity index. We also have certain variable annuity products with a GMWB rider, which provides that the contractholder will receive at least their principal deposit back through withdrawals of up to a specified annual amount, even if the account value is reduced to zero. Declines in the equity market may increase our exposure to benefits under contracts with the GMWB. We economically hedge the exposure in these annuity contracts, as previously explained.

Exposure

Our risk of loss is typically limited to the fair value of our derivative instruments and not to the notional or contractual amounts of these derivatives. Risk arises from changes in the fair value of the underlying instruments. We are also exposed to credit losses in the event of nonperformance of the counterparties. Our current credit exposure is limited to the value of derivatives that have become favorable to us. This credit risk is minimized by purchasing such agreements from financial institutions with high credit ratings and by establishing and monitoring exposure limits. We also utilize various credit enhancements, including collateral and credit triggers to reduce the credit exposure to our derivative instruments.

Our derivative transactions are generally documented under International Swaps and Derivatives Association, Inc.
(“ISDA”) Master Agreements. Management believes that such agreements provide for legally enforceable set-off and close-out netting of exposures to specific counterparties. Under such agreements, in connection with an early termination of a transaction, we are permitted to set off our receivable from a counterparty against our payables to the same counterparty arising out of all included transactions. For reporting purposes, we do not offset fair value amounts recognized for the right to reclaim cash collateral or the obligation to return cash collateral against fair value amounts recognized for derivative instruments executed with the same counterparties under master netting agreements.

We posted $376.8 million and $273.7 million in cash and securities under collateral arrangements as of December 31,
2010 and 2009, respectively, to satisfy collateral requirements associated with our derivative credit support agreements.

Certain of our derivative instruments contain provisions that require us to maintain an investment grade rating from each of the major credit rating agencies on our debt. If the rating on our debt were to fall below investment grade, it would be in violation of these provisions and the counterparties to the derivative instruments could request immediate payment or demand immediate and ongoing full overnight collateralization on derivative instruments in net liability positions. The aggregate fair value, inclusive of accrued interest, of all derivative instruments with credit-risk-related contingent features that were in a liability position without regard to netting under derivative credit support annex agreements as of December 31, 2010 and 2009, was $1,262.0 million and $1,139.7 million, respectively. With respect to these derivatives, we posted collateral of $376.8 million and $273.7 million as of December 31, 2010 and 2009, respectively, in the normal course of business, which reflects netting under derivative credit support annex agreements. If the credit-risk-related contingent features underlying these agreements were triggered on December 31, 2010, we would be required to post an additional $56.6 million of collateral to our counterparties.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

6. Derivative Financial Instruments — (continued)

As of December 31, 2010 and 2009, we had received $233.1 million and $341.3 million, respectively, of cash collateral associated with our derivative credit support annex agreements. The cash collateral is included in other assets on the consolidated statements of financial position, with a corresponding liability reflecting our obligation to return the collateral recorded in other liabilities.

Notional amounts are used to express the extent of our involvement in derivative transactions and represent a standard measurement of the volume of our derivative activity. Notional amounts represent those amounts used to calculate contractual flows to be exchanged and are not paid or received, except for contracts such as currency swaps. Credit exposure represents the gross amount owed to us under derivative contracts as of the valuation date. The notional amounts and credit exposure of our derivative financial instruments by type were as follows:

	December 31, 2010	December 31, 2009
	(in millions)
Notional amounts of derivative instruments
Interest rate contracts:
Interest rate swaps	$ 19,803.0	$ 19,531.0
Interest rate collars	500.0	—
Swaptions	68.5	—
Futures	0.8	43.3
Foreign exchange contracts:
Foreign currency swaps	4,553.9	5,253.2
Equity contracts:
Options	997.5	818.2
Futures	—	84.6
Credit contracts:
Credit default swaps	1,482.4	1,586.4
Other contracts:
Embedded derivative financial instruments	3,478.2	2,838.6
Commodity swaps	—	40.0
Total notional amounts at end of period	$ 30,884.3	$ 30,195.3

Credit exposure of derivative instruments
Interest rate contracts:
Interest rate swaps	$ 607.1	$ 578.9
Interest rate collars	1.7	—
Swaptions	0.1	—
Foreign exchange contracts:
Foreign currency swaps	471.8	578.7
Equity contracts:
Options	64.9	149.8
Credit contracts:
Credit default swaps	6.7	15.5
Total gross credit exposure	1,152.3	1,322.9
Less: collateral received	233.1	383.5
Net credit exposure	$ 919.2	$ 939.4

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
6. Derivative Financial Instruments — (continued)
The fair value of our derivative instruments classified as assets and liabilities was as follows:

	Derivative assets (1)		Derivative liabilities (2)
	December 31, 2010	December 31, 2009	December 31, 2010	December 31, 2009
	(in millions)
Derivatives designated as hedging instruments
Interest rate contracts	$ 66.6	$ 81.5	$ 405.4	$ 309.1
Foreign exchange contracts	390.8	444.4	142.5	240.6
Total derivatives designated as hedging
instruments	$ 457.4	$ 525.9	$ 547.9	$ 549.7

Derivatives not designated as hedging
instruments
Interest rate contracts	$ 488.4	$ 433.4	$ 459.5	$ 336.8
Foreign exchange contracts	41.1	88.0	60.3	72.2
Equity contracts	64.9	149.8	31.7	—
Credit contracts	6.7	15.5	171.7	84.0
Other contracts	—	—	131.8	121.7
Total derivatives not designated as hedging
instruments	$ 601.1	$ 686.7	$ 855.0	$ 614.7

Total derivative instruments	$ 1,058.5	$ 1,212.6	$ 1,402.9	$ 1,164.4

(1) The fair value of derivative assets is reported with other investments on the consolidated statements of financial position.
(2) The fair value of derivative liabilities is reported with other liabilities on the consolidated statements of financial position, with the exception of certain embedded derivative liabilities. Embedded derivative liabilities with a net (asset)
liability fair value of $(7.4) million and $17.1 million as of December 31, 2010 and 2009, respectively, are reported with contractholder funds on the consolidated statements of financial position.

Credit Derivatives Sold

When we sell credit protection, we are exposed to the underlying credit risk similar to purchasing a fixed maturity security instrument. The majority of our credit derivative contracts sold reference a single name or reference security (referred to as “single name credit default swaps”). The remainder of our credit derivatives reference either a basket or index of securities.
These instruments are either referenced in an over-the-counter credit derivative transaction, or embedded within an investment structure that has been fully consolidated into our financial statements.

These credit derivative transactions are subject to events of default defined within the terms of the contract, which normally consist of bankruptcy, failure to pay, or modified restructuring of the reference entity and/or issue. If a default event occurs for a reference name or security, we are obligated to pay the counterparty an amount equal to the notional amount of the credit derivative transaction. As a result, our maximum future payment is equal to the notional amount of the credit derivative. In certain cases, we also have purchased credit protection with identical underlyings to certain of our sold protection transactions.
The effect of this purchased protection would reduce our total maximum future payments by $10.0 million and $47.0 million as of December 31, 2010 and 2009, respectively. These credit derivative transactions had a net asset (liability) fair value of $(0.8)
million and $2.4 million as of December 31, 2010 and 2009, respectively. Our potential loss could also be reduced by any amount recovered in the default proceedings of the underlying credit name.

We purchased certain investment structures with embedded credit features that are fully consolidated into our financial statements. This consolidation results in recognition of the underlying credit derivatives and collateral within the structure, typically high quality fixed maturities that are owned by a special purpose vehicle. These credit derivatives reference a single name or several names in a basket structure. In the event of default, the collateral within the structure would typically be liquidated to pay the claims of the credit derivative counterparty.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

6. Derivative Financial Instruments — (continued)

The following tables show our credit default swap protection sold by types of contract, types of referenced/underlying asset class and external agency rating for the underlying reference security. The maximum future payments are undiscounted and have not been reduced by the effect of any offsetting transactions, collateral or recourse features described above.

	December 31, 2010
				Weighted
			Maximum	average
	Notional	Fair	future	expected life
	amount	value	payments	(in years)
		(in millions)
Single name credit default swaps
Corporate debt
AA	$ 135.0	$ (0.5)	$ 135.0	3.9
A	564.0	0.9	564.0	2.9
BBB	150.0	0.3	150.0	1.1
Structured finance
B	25.9	(20.0)	25.9	5.9
CCC	22.0	(18.4)	22.0	9.4
Total single name credit default swaps	896.9	(37.7)	896.9	3.0

Basket and index credit default swaps
Corporate debt
A	6.0	—	6.0	1.0
CCC (1)	125.0	(103.0)	125.0	6.2
CC	15.0	(8.5)	15.0	2.0
Government/municipalities
A	40.0	(11.2)	40.0	5.4
Structured finance
AA	20.0	(2.0)	20.0	4.4
BBB	5.0	(0.3)	5.0	14.9
Total basket and index credit default swaps	211.0	(125.0)	211.0	5.6
Total credit default swap protection sold	$ 1,107.9	$ (162.7)	$ 1,107.9	3.5

(1)	The increase from December 31, 2009, resulted from the consolidation of additional collateralized private investment vehicles due to our implementation of new authoritative guidance related to the accounting for VIEs effective January 1,
2010.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

6. Derivative Financial Instruments — (continued)
	December 31, 2009
				Weighted
			Maximum	average
	Notional	Fair	future	expected life
	amount	value	payments	(in years)
		(in millions)
Single name credit default swaps
Corporate debt
AA	$ 135.0	$ (0.6)	$ 135.0	4.9
A	609.0	1.2	609.0	3.6
BBB	220.0	0.2	220.0	1.8
BB	10.0	—	10.0	0.8
Structured finance
AA	9.9	(6.0)	9.9	2.5
BBB	16.0	(15.2)	16.0	9.6
CCC	22.0	(20.2)	22.0	10.4
Total single name credit default swaps	1,021.9	(40.6)	1,021.9	3.6

Basket and index credit default swaps
Corporate debt
A	6.0	(0.1)	6.0	2.0
BBB	20.0	—	20.0	0.5
CCC	15.0	(11.9)	15.0	3.0
Government/municipalities
A	50.0	(9.3)	50.0	5.1
Structured finance
AA	20.0	(5.9)	20.0	5.4
BBB	5.0	(1.2)	5.0	15.9
Total basket and index credit default swaps	116.0	(28.4)	116.0	4.4
Total credit default swap protection sold	$ 1,137.9 $	(69.0)	$ 1,137.9	3.6

We also have invested in fixed maturities classified as available-for-sale that contain credit default swaps that do not require bifurcation and fixed maturities classified as trading that contain credit default swaps. These securities are subject to the credit risk of the issuer, normally a special purpose vehicle, which consists of the underlying credit default swaps and high quality fixed maturities that serve as collateral. A default event occurs if the cumulative losses exceed a specified attachment point, which is typically not the first loss of the portfolio. If a default event occurs that exceeds the specified attachment point, our investment may not be fully returned. We would have no future potential payments under these investments. The following tables show, by the types of referenced/underlying asset class and external rating, our fixed maturities with embedded credit derivatives.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

6. Derivative Financial Instruments — (continued)
	December 31, 2010
			Weighted
			average
	Amortized	Carrying	expected life
	cost	value	(in years)
	(in millions)
Corporate debt
BB	$ 18.1	$18.1	6.0
CCC	50.0	46.2	2.1
CC	12.1	1.6	4.9
Total corporate debt	80.2	65.9	3.4
Structured finance
AA	5.2	5.2	5.8
BBB	26.8	23.1	5.5
BB	15.5	15.0	3.7
B	10.5	10.5	6.4
CCC	9.2	8.7	5.9
C	13.5	5.8	12.8
Total structured finance	80.7	68.3	6.6
Total fixed maturities with credit derivatives	$ 160.9	$ 134.2	5.0

	December 31, 2009
			Weighted
			average
	Amortized	Carrying	expected life
	cost	value	(in years)
	(in millions)
Corporate debt
AA	$ 15.0	$ 14.3	0.7
A	15.0	14.6	0.3
BBB	5.0	4.9	0.3
BB	35.0	29.1	5.1
CCC	51.4	43.8	4.5
C	22.7	6.5	6.6
Total corporate debt	144.1	113.2	4.3
Structured finance
AA	9.5	5.6	9.1
A	7.0	5.0	6.8
BBB	41.1	23.2	6.8
BB	32.6	17.4	7.3
B	7.4	3.1	7.3
CCC	16.1	5.7	19.4
CC	18.0	0.8	7.8
C	10.8	3.3	12.9
Total structured finance	142.5	64.1	11.2
Total fixed maturities with credit derivatives	$ 286.6	$ 177.3	8.3

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

6. Derivative Financial Instruments — (continued)

Fair Value Hedges

We use fixed-to-floating rate interest rate swaps to more closely align the interest rate characteristics of certain assets and liabilities. In general, these swaps are used in asset and liability management to modify duration, which is a measure of sensitivity to interest rate changes.

We enter into currency exchange swap agreements to convert certain foreign denominated assets and liabilities into
U.S. dollar floating-rate denominated instruments to eliminate the exposure to future currency volatility on those items.

We also sell callable investment-type insurance contracts and use cancellable interest rate swaps and have written interest rate swaptions to hedge the changes in fair value of the callable feature.

The net interest effect of interest rate swap and currency swap transactions for derivatives in fair value hedges is recorded as an adjustment to income or expense of the underlying hedged item in our consolidated statements of operations.

Hedge effectiveness testing for fair value relationships is performed utilizing a regression analysis approach for both prospective and retrospective evaluations. This regression analysis will consider multiple data points for the assessment that the hedge continues to be highly effective in achieving offsetting changes in fair value. In certain periods, the comparison of the change in value of the derivative and the change in the value of the hedged item may not be offsetting at a specific period in time due to small movements in value. However, any amounts recorded as fair value hedges have shown to be highly effective in achieving offsetting changes in fair value both for present and future periods.

The following table shows the effect of derivatives in fair value hedging relationships and the related hedged items on the consolidated statements of operations. All gains or losses on derivatives were included in the assessment of hedge effectiveness.

	Amount of gain (loss) recognized in net income				Amount of gain (loss) recognized in net
Derivatives in fair	on derivatives for the year				income on related hedged item for the year
value hedging	ended December 31, (1)			Hedged items in fair value	ended December 31, (1)
relationships	2010	2009	2008	hedging relationships	2010	2009	2008
		(in millions)				(in millions)
Interest rate				Fixed maturities,
contracts	$ (100.2)	$ 308.6	$ (532.2)	available-for-sale	$ 106.4	$ (264.0) $	510.8
Interest rate				Investment-type
contracts	(19.2)	(30.8)	47.8	insurance contracts	20.6	46.9	(68.1)
Foreign
exchange				Fixed maturities,
contracts	6.9	4.8	(0.1)	available-for-sale	(5.6)	(6.0)	0.6
Foreign
exchange				Investment-type
contracts	(23.3)	82.4	(199.8)	insurance contracts	18.1	(86.2)	214.4
Total	$ (135.8)	$ 365.0	$ (684.3)	Total	$ 139.5	$ (309.3)	$ 657.7

Principal Life Insurance Company Notes to Consolidated Financial Statements — (continued)

6. Derivative Financial Instruments — (continued)

(1) The gain (loss) on both derivatives and hedged items in fair value relationships is reported in net realized capital gains
(losses) on the consolidated statements of operations. The net amount represents the ineffective portion of our fair value hedges.

The following table shows the periodic settlements on interest rate contracts and foreign exchange contracts in fair value hedging relationships.

	Amount of gain (loss) for the year ended December 31,
Hedged Item	2010	2009	2008
		(in millions)
Fixed maturities, available-for-sale (1)	$ (161.9) $	(143.5) $	(63.4)
Investment-type insurance contracts (2)	76.3	106.2	64.8

(1) Reported in net investment income on the consolidated statements of operations.
(2) Reported in benefits, claims and settlement expenses on the consolidated statements of operations.

Cash Flow Hedges

We utilize floating-to-fixed rate interest rate swaps to eliminate the variability in cash flows of recognized financial assets and liabilities and forecasted transactions.

We enter into currency exchange swap agreements to convert both principal and interest payments of certain foreign denominated assets and liabilities into U.S. dollar denominated fixed-rate instruments to eliminate the exposure to future currency volatility on those items.

The net interest effect of interest rate swap and currency swap transactions for derivatives in cash flow hedges is recorded as an adjustment to income or expense of the underlying hedged item in our consolidated statements of operations.

The maximum length of time that we are hedging our exposure to the variability in future cash flows for forecasted transactions, excluding those related to the payments of variable interest on existing financial assets and liabilities, is 9.5 years.
At December 31, 2010, we had $65.8 million of gross unrealized gains reported in AOCI on the consolidated statements of financial position related to active hedges of forecasted transactions. If a hedged forecasted transaction is no longer probable of occurring, cash flow hedge accounting is discontinued. If it is probable that the hedged forecasted transaction will not occur, the deferred gain or loss is immediately reclassified from OCI into net income. No amounts were reclassified from AOCI into net realized capital gains (losses) as a result of the determination that hedged cash flows were probable of not occurring during the years ended December 31, 2010 and 2008. During the year ended December 31, 2009, $40.4 million of gross unrealized losses were reclassified from AOCI into net realized capital gains (losses) as a result of the determination that hedged cash flows of a forecasted liability issuance were probable of not occurring.

Principal Life Insurance Company Notes to Consolidated Financial Statements — (continued)

6. Derivative Financial Instruments — (continued)

The following table shows the effect of derivatives in cash flow hedging relationships on the consolidated statements of operations and consolidated statements of financial position. All gains or losses on derivatives were included in the assessment of hedge effectiveness.

		Amount of gain (loss) recognized in				Amount of gain (loss) reclassified
Derivatives in		AOCI on derivatives (effective			Location of gain (loss)	from AOCI on derivatives
cash flow		portion) for the year ended			reclassified from AOCI	(effective portion) for the year
hedging			December 31,		into net income	ended December 31,
relationships	Related hedged item	2010	2009	2008	(effective portion)	2010	2009	2008
			(in millions)				(in millions)
Interest rate	Fixed maturities,				Net investment
contracts	available-for-sale	$ (18.0)	$ (124.4) $	206.7	income	$ 7.1	$ 4.8	$ 3.6
					Benefits, claims and
Interest rate	Investment-type				settlement
contracts	insurance contracts	18.4	112.3	(38.1)	expenses	(1.0)	(1.0)	(0.3)
Foreign
exchange	Fixed maturities,				Net investment
contracts	available-for-sale	136.7	(216.8)	234.6	income	—	—	—
Foreign					Benefits, claims and
exchange	Investment-type				settlement
contracts	insurance contracts	(76.5)	167.4	(316.0)	expenses	(6.1)	(5.6)	1.0
					Net realized capital
					gains (losses)	(0.1)	22.8	(4.0)
Total		$ 60.6	$ (61.5) $	87.2	Total	$ (0.1)	$ 21.0	$ 0.3

The following table shows the periodic settlements on interest rate contracts and foreign exchange contracts in cash flow hedging relationships.

	Amount of gain (loss) for the year ended December 31,
Hedged Item	2010	2009	2008
		(in millions)
Fixed maturities, available-for-sale (1)	$ 11.1 $	16.9 $		8.0
Investment-type insurance contracts (2)	(12.5)	(20.0)		(2.7)

(1) Reported in net investment income on the consolidated statements of operations.
(2) Reported in benefits, claims and settlement expenses on the consolidated statements of operations.

The ineffective portion of our cash flow hedges is reported in net realized capital gains (losses) on the consolidated statements of operations. The net loss resulting from the ineffective portion of interest rate contracts in cash flow hedging relationships was zero for the years ended December 31, 2010 and 2009, and $1.8 million for the year ended December 31,
2008. The net gain resulting from the ineffective portion of foreign currency contracts in cash flow hedging relationships was
$0.9 million, $2.2 million and $0.4 million for the years ended December 31, 2010, 2009 and 2008, respectively.

We expect to reclassify net gains of $31.1 million from AOCI into net income in the next 12 months, which includes both net deferred gains on discontinued hedges and net deferred losses on periodic settlements of active hedges. Actual amounts may vary from this amount as a result of market conditions.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

6. Derivative Financial Instruments — (continued)

Derivatives Not Designated as Hedging Instruments

Our use of futures, certain swaptions and swaps, collars and options are effective from an economic standpoint, but they have not been designated as hedges for financial reporting purposes. As such, periodic changes in the market value of these instruments, which includes mark-to-market gains and losses as well as periodic and final settlements, flow directly into net realized capital gains (losses) on the consolidated statements of operations.

The following tables show the effect of derivatives not designated as hedging instruments, including market value changes of embedded derivatives that have been bifurcated from the host contract, on the consolidated statements of operations.

	Amount of gain (loss) recognized in net income on derivatives for the year
	ended December 31,
Derivatives not designated as hedging instruments	2010	2009	2008
		(in millions)
Interest rate contracts	$ 45.3	$ (58.8)	$ 90.4
Foreign exchange contracts	(79.6)	68.3	(128.3)
Equity contracts	(24.0)	(107.7)	86.3
Credit contracts	5.3	61.7	(102.0)
Other contracts (1)	(1.2)	7.8	(43.2)
Total	$ (54.2)	$ (28.7)	$ (96.8)

(1) Primarily includes the change in fair value of embedded derivatives.

7. Closed Block

In connection with the 1998 MIHC formation, we formed a Closed Block to provide reasonable assurance to policyholders included therein that, after the formation of the MIHC, assets would be available to maintain dividends in aggregate in accordance with the 1997 policy dividend scales, if the experience underlying such scales continued. Certain of our assets were allocated to the Closed Block in an amount that produces cash flows which, together with anticipated revenue from policies and contracts included in the Closed Block, were expected to be sufficient to support the Closed Block policies, including, but not limited to, provisions for payment of claims, certain expenses, charges and taxes, and to provide for continuation of policy and contract dividends in aggregate in accordance with the 1997 dividend scales, if the experience underlying such scales continues, and to allow for appropriate adjustments in such scales, if such experience changes. Due to adjustable life policies being included in the Closed Block, the Closed Block is charged with amounts necessary to properly fund for certain adjustments, such as face amount and premium increases, that are made to these policies after the Closed Block inception date. These amounts are referred to as Funding Adjustment Charges and are treated as capital transfers from the
Closed Block.

Assets allocated to the Closed Block inure solely to the benefit of the holders of policies included in the Closed Block.
Closed Block assets and liabilities are carried on the same basis as other similar assets and liabilities. We will continue to pay guaranteed benefits under all policies, including the policies within the Closed Block, in accordance with their terms. If the assets allocated to the Closed Block, the investment cash flows from those assets and the revenues from the policies included in the Closed Block, including investment income thereon, prove to be insufficient to pay the benefits guaranteed under the policies included in the Closed Block, we will be required to make such payments from their general funds. No additional policies were added to the Closed Block, nor was the Closed Block affected in any other way, as a result of the demutualization.

A policyholder dividend obligation (“PDO”) is required to be established for earnings in the Closed Block that are not available to PFG stockholders. A model of the Closed Block was established to produce the pattern of expected earnings in the
Closed Block, adjusted to eliminate the impact of related amounts in AOCI.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

7. Closed Block — (continued)

If actual cumulative earnings of the Closed Block are greater than the expected cumulative earnings of the Closed
Block, only the expected cumulative earnings will be recognized in income with the excess recorded as a PDO. This PDO represents undistributed accumulated earnings that will be paid to Closed Block policyholders as additional policyholder dividends unless offset by future performance of the Closed Block that is less favorable than originally expected. If actual cumulative performance is less favorable than expected, only actual earnings will be recognized in income. At December 31,
2010 and 2009, cumulative actual earnings have been less than cumulative expected earnings. Additionally, cumulative net unrealized gains were not greater than expected. Therefore, we had no PDO liability as of December 31, 2010 and 2009.

Closed Block liabilities and assets designated to the Closed Block were as follows:
	December 31,
	2010	2009
	(in millions)
Closed Block liabilities
Future policy benefits and claims	$ 5,003.1	$ 5,172.9
Other policyholder funds	21.7	23.9
Policyholder dividends payable	294.2	308.9
Other liabilities	79.2	14.7
Total Closed Block liabilities	5,398.2	5,520.4
Assets designated to the Closed Block
Fixed maturities, available-for-sale	2,833.7	2,748.6
Fixed maturities, trading	29.5	31.0
Equity securities, available-for-sale	11.2	14.4
Mortgage loans	677.9	591.8
Policy loans	725.4	747.2
Other investments	163.5	157.5
Total investments	4,441.2	4,290.5
Cash and cash equivalents	—	33.6
Accrued investment income	64.3	69.2
Premiums due and other receivables	17.9	18.7
Deferred income tax asset	60.2	133.3
Total assets designated to the Closed Block	4,583.6	4,545.3
Excess of Closed Block liabilities over assets designated to the Closed Block	814.6	975.1
Amounts included in accumulated other comprehensive income (loss)	33.0	(61.6)
Maximum future earnings to be recognized from Closed Block assets and liabilities	$ 847.6	$ 913.5

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

7. Closed Block — (continued)

Closed Block revenues and expenses were as follows:
	For the year ended December 31,
	2010	2009	2008
		(in millions)
Revenues
Premiums and other considerations	$ 459.3	$ 508.6	$ 550.4
Net investment income	257.6	268.6	280.9
Net realized capital gains (losses)	1.8	(23.5)	(12.7)
Total revenues	718.7	753.7	818.6
Expenses
Benefits, claims and settlement expenses	385.5	422.1	467.6
Dividends to policyholders	215.1	235.9	261.8
Operating expenses	6.4	6.8	7.4
Total expenses	607.0	664.8	736.8
Closed Block revenues, net of Closed Block expenses, before income taxes	111.7	88.9	81.8
Income taxes	36.2	28.1	25.6
Closed Block revenues, net of Closed Block expenses and income taxes	75.5	60.8	56.2
Funding adjustment charges	(9.6)	(6.6)	(8.5)
Closed Block revenues, net of Closed Block expenses, income taxes and funding
adjustment charges	$ 65.9	$ 54.2	$ 47.7

The change in maximum future earnings of the Closed Block was as follows:

	For the year ended December 31,
	2010	2009	2008
		(in millions)
Beginning of year	$ 913.5	$ 967.7	$ 1,015.4
End of year	847.6	913.5	967.7
Change in maximum future earnings	$ (65.9)	$ (54.2)	$ (47.7)

We charge the Closed Block with federal income taxes, payroll taxes, state and local premium taxes and other state or local taxes, licenses and fees as provided in the plan of reorganization.

8. Deferred Policy Acquisition Costs

Policy acquisition costs deferred and amortized were as follows:
	For the year ended December 31,
	2010	2009	2008
		(in millions)
Balance at beginning of year	$ 3,454.8	$ 3,970.1	$ 2,626.7
Cost deferred during the year	461.1	454.3	637.9
Amortized to expense during the year (1)	(201.6)	(93.9)	(375.0)
Adjustment related to unrealized (gains) losses on available-for-sale securities
and derivative instruments	(455.5)	(875.7)	1,080.5
Balance at end of year	$ 3,258.8	$ 3,454.8	$ 3,970.1

(1) Includes adjustments for revisions to estimated gross profits.

Principal Life Insurance Company Notes to Consolidated Financial Statements — (continued)

9. Insurance Liabilities
Contractholder Funds
Major components of contractholder funds in the consolidated statements of financial position are summarized as follows:

	December 31,
	2010	2009
	(in millions)
Liabilities for investment-type insurance contracts:
GICs	$ 10,013.6	$ 10,839.2
Funding agreements	10,226.9	12,511.2
Other investment-type insurance contracts	758.6	891.4
Total liabilities for investment-type insurance contracts	20,999.1	24,241.8
Liabilities for individual annuities	11,718.7	11,428.4
Universal life and other reserves	4,374.3	4,094.5
Total contractholder funds	$ 37,092.1	$ 39,764.7

Our GICs and funding agreements contain provisions limiting or prohibiting early surrenders, which typically include penalties for early surrenders, minimum notice requirements or, in the case of funding agreements with survivor options, minimum pre-death holding periods and specific maximum amounts.

Funding agreements include those issued directly to nonqualified institutional investors, as well as to four separate programs where the funding agreements have been issued directly or indirectly to unconsolidated special purpose entities.
Claims for principal and interest under funding agreements are afforded equal priority to claims of life insurance and annuity policyholders under insolvency provisions of Iowa Insurance Laws.

We are authorized to issue up to $4.0 billion of funding agreements under a program established in 1998 to support the prospective issuance of medium term notes by an unaffiliated entity in non-U.S. markets. As of December 31, 2010 and 2009,
$2,055.4 million and $2,502.2 million, respectively, of liabilities are outstanding with respect to the issuance outstanding under this program. We do not anticipate any new issuance activity under this program as we are authorized to issue up to Euro
4.0 billion (approximately USD$5.3 billion) of funding agreements under a program established in 2006 to support the prospective issuance of medium term notes by an unaffiliated entity in non-U.S. markets. The unaffiliated entity is an unconsolidated special purpose vehicle. As of December 31, 2010 and 2009, $1,340.0 million and $1,404.2 million, respectively, of liabilities are outstanding with respect to the issuances outstanding under this program.

In addition, we were authorized to issue up to $7.0 billion of funding agreements under a program established in 2001 to support the prospective issuance of medium term notes by an unaffiliated entity in both domestic and international markets.
The unaffiliated entity is an unconsolidated qualifying special purpose entity. As of December 31, 2010 and 2009, $2,224.7 million and $2,474.0 million, respectively, of liabilities are being held with respect to the issuance outstanding under this program. We do not anticipate any new issuance activity under this program, given our December 2005 termination of the dealership agreement for this program and the availability of the SEC-registered program described in the following paragraph.

We were authorized to issue up to $4.0 billion of funding agreements under a program established in March 2004 to support the prospective issuance of medium term notes by unaffiliated entities in both domestic and international markets. In
February 2006, this program was amended to authorize issuance of up to an additional $5.0 billion in recognition of the use of nearly all $4.0 billion of initial issuance authorization. In recognition of the use of nearly all $9.0 billion, this program was amended in November 2007 to authorize issuance of up to an additional $5.0 billion. Under this program, both the notes and the supporting funding agreements are registered with the SEC. As of December 31, 2010 and 2009, $3,597.8 million and
$5,122.4 million, respectively, of liabilities are being held with respect to the issuance outstanding under this program. In contrast with direct funding agreements, GIC issuances and the other three funding agreement-backed medium term note programs described above, our payment obligations on each funding agreement issued under this SEC-registered program are guaranteed by PFG.

Due to a downturn in the credit market, we reduced the amount of medium term note issuances in 2008 and had no issuances in 2009 and 2010. As economic conditions change, we will reassess the issuance of funding agreements to these medium term note programs.

Principal Life Insurance Company Notes to Consolidated Financial Statements — (continued)

9. Insurance Liabilities — (continued)

Future Policy Benefits and Claims

Activity associated with unpaid disability and health claims is summarized as follows:
	For the year ended December 31,
	2010	2009	2008
		(in millions)
Balance at beginning of year	$ 1,025.6	$ 991.8	$ 964.3
Incurred:
Current year	1,611.9	1,888.3	1,994.5
Prior years	11.1	(33.4)	(56.7)
Total incurred	1,623.0	1,854.9	1,937.8
Payments:
Current year	1,269.4	1,507.1	1,588.6
Prior years	317.4	314.0	321.7
Total payments	1,586.8	1,821.1	1,910.3
Balance at end of year:
Current year	342.5	381.2	405.9
Prior years	719.3	644.4	585.9
Total balance at end of year	$ 1,061.8	$ 1,025.6	$ 991.8

Supplemental information:
Claim adjustment expense liabilities	$ 42.7	$ 40.7	$ 39.1
Reinsurance recoverables	1.6	3.7	4.3

Incurred liability adjustments relating to prior years, which affected current operations during 2010, 2009 and 2008, resulted in part from developed claims for prior years being different than were anticipated when the liabilities for unpaid disability and health claims were originally estimated. These trends have been considered in establishing the current year liability for unpaid disability and health claims.

10. Debt

Short-Term Debt

As of both December 31, 2010 and 2009, we had credit facilities with various financial institutions in an aggregate amount of $644.0 million. As of December 31, 2010 and 2009, we had $294.4 million and $312.1 million, respectively, of outstanding borrowings related to our credit facilities, which consisted of a payable to PFSI, with zero assets pledged as support as of December 31, 2010. Interest paid on intercompany debt was $1.3 million, $1.3 million and $8.3 million during 2010, 2009 and 2008.

The weighted-average interest rate on short-term borrowings as of both December 31, 2010 and 2009, was 0.4%.
Long-Term Debt
The components of long-term debt were as follows:

	December 31,
	2010	2009
	(in millions)
8% surplus notes payable, due 2044	$ 99.3	$ 99.2
Other mortgages and notes payable	21.1	21.6
Total long-term debt	$ 120.4	$ 120.8

The amounts included above are net of the discount and premium associated with issuing these notes, which are being amortized to expense over their respective terms using the interest method.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

10. Debt — (continued)

On March 10, 1994, we issued $100.0 million of surplus notes due March 1, 2044, at an 8% annual interest rate. None of our affiliates hold any portion of the notes. Each payment of interest and principal on the notes, however, may be made only with the prior approval of the Commissioner of Insurance of the State of Iowa (the “Commissioner”) and only to the extent that we have sufficient surplus earnings to make such payments. Interest of $8.0 million for each of the years ended December 31,
2010, 2009 and 2008 was approved by the Commissioner, and charged to expense.
Subject to Commissioner approval, the notes due March 1, 2044, may be redeemed at our election on or after March 1,
2014, in whole or in part at a redemption price of approximately 102.3% of par. The approximate 2.3% premium is scheduled to gradually diminish over the following ten years. These notes may be redeemed on or after March 1, 2024, at a redemption price of 100% of the principal amount plus interest accrued to the date of redemption.
The non-recourse mortgages, other mortgages and notes payable are primarily financings for real estate developments.
Outstanding principal balances as of December 31, 2010, ranged from $5.8 million to $8.9 million per development with interest rates generally ranging from 5.5% to 5.8%. Outstanding principal balances as of December 31, 2009, ranged from $5.9 million to $9.1 million per development with interest rates generally ranging from 5.5% to 5.8%. Outstanding debt is secured by the underlying real estate properties, which were reported as real estate on our consolidated statements of financial position with a carrying value of $29.6 million and $30.1 million as of December 31, 2010 and 2009, respectively.
At December 31, 2010, future annual maturities of the long-term debt were as follows (in millions):

Year ending December 31:
2011	$ 0.4
2012	0.4
2013	8.8
2014	6.0
2015	—
Thereafter	104.8
Total future maturities of the long-term debt	$ 120.4

11. Income Taxes
Income Tax Expense
Our income tax expense (benefit) was as follows:

	For the year ended December 31,
	2010	2009	2008
		(in millions)
Current income taxes:
U.S. federal	$ 120.0	$ 140.4	$ 116.0
State and foreign	15.8	10.3	34.7
Total current income taxes	135.8	150.7	150.7
Deferred income taxes	(15.4)	(25.9)	(106.4)
Total income taxes	$ 120.4	$ 124.8	$ 44.3

Effective Income Tax Rate

Our provision for income taxes may not have the customary relationship of taxes to income. A reconciliation between the U.S. corporate income tax rate and the effective income tax rate is as follows:

	For the year ended
	December 31,
	2010	2009	2008
U.S. corporate income tax rate	35%	35%	35%
Dividends received deduction	(14)	(11)	(19)
Interest exclusion from taxable income	(4)	(4)	(6)
Other	2	(1)	—
Effective income tax rate	19%	19%	10%

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

11. Income Taxes — (continued)
Unrecognized Tax Benefits
A summary of the changes in unrecognized tax benefits follows.

	For the year ended December 31,
	2010	2009
	(in millions)
Balance at beginning of year	$ 52.6	$ 62.9
Additions based on tax positions related to the current year	1.6	1.6
Additions for tax positions of prior years	1.2	0.3
Reductions for tax positions related to the current year	(2.4)	(7.1)
Reductions for tax positions of prior years	—	(1.6)
Settlements	—	(3.5)
Balance at end of year (1)	$ 53.0	$ 52.6

(1)	Of this amount, $20.5 million, if recognized, would reduce the 2010 effective income tax rate. We recognize interest and penalties related to uncertain tax positions in operating expenses.

As of December 31, 2010 and 2009, we had recognized $23.4 million and $22.5 million of accumulated pre-tax interest and penalties related to unrecognized tax benefits, respectively.

Net Deferred Income Taxes

Significant components of our net deferred income taxes were as follows:
	December 31,
	2010	2009
	(in millions)
Deferred income tax assets:
Net unrealized losses on available-for-sale securities	$ —	$ 375.4
Insurance liabilities	337.1	344.6
Net operating and capital loss carryforwards	312.8	344.7
Postretirement benefits	320.9	327.0
Stock-based compensation	59.2	51.7
Other deferred income tax assets	67.6	54.3
Gross deferred income tax assets	1,097.6	1,497.7
Valuation allowance	(0.6)	—
Total deferred income tax assets	1,097.0	1,497.7
Deferred income tax liabilities:
Deferred policy acquisition costs	(1,012.7)	(924.0)
Net unrealized gains on available-for-sale securities	(205.9)	—
Real estate	(115.6)	(103.5)
Intangible assets	(26.5)	(42.1)
Other deferred income tax liabilities	(4.1)	(40.9)
Total deferred income tax liabilities	(1,364.8)	(1,110.5)
Total net deferred income tax assets (liabilities)	$ (267.8)	$ 387.2

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

11. Income Taxes — (continued)

Net deferred income taxes by jurisdiction are as follows:

	December 31,
	2010	2009
	(in millions)
Deferred income tax assets:
U.S.	$ —	$ 392.1
Deferred income tax liabilities:
U.S.	(262.6)	—
State	(5.2)	(4.9)
Total net deferred income tax assets (liabilities)	$ (267.8)	$ 387.2

No valuation allowance was provided on the deferred income tax asset attributable to the net unrealized losses on available-for-sale securities as of December 31, 2009. This deferred tax asset reversed during 2010 to a deferred tax liability position attributable to the net unrealized gains on available-for-sale securities as of December 31, 2010.

The total deferred income tax asset also includes capital and net operating loss carryforwards for tax purposes available to offset future capital gains and taxable income, respectively. The total capital loss carryforward, available to offset future capital gains, was $209.1 million as of December 31, 2010. If not used, this remaining capital loss carryforward generated in
2009 will expire in 2014. Domestic state net operating loss carryforwards were $0.8 million as of December 31, 2010, and will expire between 2017 and 2029. We maintain valuation allowances by jurisdiction against the deferred income tax assets related to certain of these carryforwards, as utilization of these income tax benefits fail the more likely than not criteria in certain jurisdictions. A valuation allowance has been recorded on income tax benefits associated with state net operating loss carryforwards and foreign net operating loss carryforwards. Adjustments to the valuation allowance will be made if there is a change in management’s assessment of the amount of the deferred income tax asset that is more likely than not to be realized.

Accumulated net operating losses of $640.8 million and $485.2 million at December 31, 2010 and 2009, respectively, are attributed to captive reinsurance companies that are temporarily excluded from our consolidated U.S. federal income tax return. These net operating losses will expire between 2021 and 2025. One of the captive reinsurance companies will be able to join the consolidated U.S. federal income tax return in 2012, with the other in 2013. All accumulated net operating losses are anticipated to be utilized before expiration. Therefore, no valuation allowance has been provided for the deferred income tax assets attributable to these net operating losses.

Other Tax Information

The Internal Revenue Service (“IRS”) has completed examination of the consolidated federal income tax returns for years prior to 2004. We are contesting certain issues and have filed suit in the Court of Federal Claims, requesting refunds for the years 1995-2003. We are also litigating a partnership issue for the years 2002-2003 in the federal district court of Iowa.
We had $229.1 million and $241.0 million of current income tax receivables associated with outstanding audit issues reported as other assets in our consolidated statements of financial position as of December 31, 2010 and 2009, respectively.
We do not expect the litigation to be resolved within the next twelve months.

The IRS commenced examination of the U.S. consolidated federal income tax returns for 2004-2005 in March 2007.
The fieldwork is substantially complete and the final report is expected to be received sometime in the first or second quarter of
2011. The statute of limitations for the 2004-2005 tax years expires on September 15, 2011. The IRS commenced examination of the U.S. consolidated federal income tax returns for 2006-2007 in March 2009 and of the tax return for 2008 in January 2010.

We do not believe there is a reasonable possibility that the total amount of unrecognized tax benefits will significantly increase or decrease in the next twelve months. We believe that we have adequate defenses against, or sufficient provisions for, the contested issues, but final resolution of the contested issues could take several years while legal remedies are pursued.
Consequently, we do not expect the ultimate resolution of issues from tax years 1995 - 2003 to have a material impact on our net income. Similarly, we believe there are adequate defenses against, or sufficient provisions for, any challenges that might arise in tax years subsequent to 2003.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

12. Employee and Agent Benefits

We have post-retirement benefit plans covering substantially all of our employees and certain agents, including employees of other companies affiliated with our ultimate parent, PFG ("affiliated companies"). Actuarial information regarding the status of the post-retirement benefit plans is calculated for the total plan only. The affiliated company portion of the actuarial present value of the accumulated or projected benefit obligations, or net assets available for benefits, is not separately determined. However, we are reimbursed for employee benefits related to the affiliated companies. The reimbursement is not reflected in our employee and agent benefits disclosures.

We have defined benefit pension plans covering substantially all of our employees and certain agents. Some of these plans provide supplemental pension benefits to employees and agents with salaries and/or pension benefits in excess of the qualified plan limits imposed by federal tax law. The employees and agents are generally first eligible for the pension plans when they reach age 21. For plan participants employed prior to January 1, 2002, the pension benefits are based on the greater of a final average pay benefit or a cash balance benefit. The final average pay benefit is based on the years of service and generally the employee's or agent's average annual compensation during the last five years of employment. Partial benefit accrual of final average pay benefits is recognized from first eligibility until retirement based on attained service divided by potential service to age 65 with a minimum of 35 years of potential service. The cash balance portion of the plan started on January 1, 2002. An employee's account is credited with an amount based on the employee's salary, age and service. These credits accrue with interest. For plan participants hired on and after January 1, 2002, only the cash balance plan applies. Our policy is to fund the cost of providing pension benefits in the years that the employees and agents are providing service to us. Our funding policy for the qualified defined benefit plan is to contribute an amount annually at least equal to the minimum annual contribution required under the Employee Retirement Income Security Act (“ERISA”), and, generally, not greater than the maximum amount that can be deducted for federal income tax purposes. Our funding policy for the nonqualified benefit plan is to fund the plan in the years that the employees are providing service, taking into account the funded status of the trust. While we designate assets to cover the computed liability of the nonqualified plan, the assets are not included as part of the asset balances presented in this footnote as they do not qualify as plan assets in accordance with U.S. GAAP.

We also provide certain health care, life insurance and long-term care benefits for retired employees. Subsidized retiree health benefits are provided for employees hired prior to January 1, 2002. Employees hired after December 31, 2001, have access to retiree health benefits but it is intended that they pay for the full cost of the coverage. The health care plans are contributory with participants' contributions adjusted annually. The contributions are based on the number of years of service and age at retirement for those hired prior to January 1, 2002, who retired prior to January 1, 2011. For employees hired prior to
January 1, 2002, who retire on or after January 1, 2011, the contributions are 60% of the expected cost. As part of the substantive plan, the retiree health contributions are assumed to be adjusted in the future as claim levels change. The life insurance plans are contributory for a small group of previously grandfathered participants that have elected supplemental coverage and dependent coverage.

Covered employees are first eligible for the health and life postretirement benefits when they reach age 57 and have completed ten years of service with us. Retiree long-term care benefits are provided for employees whose retirement was effective prior to July 1, 2000. Our policy is to fund the cost of providing retiree benefits in the years that the employees are providing service, taking into account the funded status of the trust.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

12. Employee and Agent Benefits — (continued)

Obligations and Funded Status

The plans' combined funded status, reconciled to amounts recognized in the consolidated statements of financial position and consolidated statements of operations, was as follows:

			Other postretirement
	Pension benefits		benefits
	December 31,		December 31,
	2010	2009	2010	2009
	(in millions)
Change in benefit obligation
Benefit obligation at beginning of year	$ (1,797.4)	$ (1,712.1)	$ (360.1)	$ (335.0)
Service cost	(45.6)	(51.4)	(8.8)	(11.3)
Interest cost	(105.7)	(100.8)	(18.1)	(19.7)
Actuarial gain (loss)	(59.6)	(26.8)	62.5	(2.8)
Participant contributions	—	—	(6.0)	(5.5)
Benefits paid	70.2	72.8	15.3	15.0
Amount recognized due to special events	—	—	(0.2)	—
Plan amendment	—	—	153.6	—
Other	4.3	20.9	(0.8)	(0.8)
Benefit obligation at end of year	$ (1,933.8)	$ (1,797.4)	$ (162.6)	$ (360.1)
Change in plan assets
Fair value of plan assets at beginning of year	$ 1,250.3	$ 1,010.5	$ 421.5	$ 362.0
Actual return on plan assets	181.1	217.0	58.1	68.3
Employer contribution	56.5	95.6	1.4	0.7
Participant contributions	—	—	6.0	5.5
Benefits paid	(70.2)	(72.8)	(15.3)	(15.0)
Fair value of plan assets at end of year	$ 1,417.7	$ 1,250.3	$ 471.7	$ 421.5
Amount recognized in statement of financial position
Other assets	$ —	$ —	$ 309.4	$ 78.4
Other liabilities	(516.1)	(547.1)	(0.3)	(17.0)
Total	$ (516.1)	$ (547.1)	$ 309.1	$ 61.4
Amount recognized in accumulated other comprehensive
(income) loss
Total net actuarial loss	$ 469.7	$ 564.9	$ 10.2	$ 104.1
Prior service benefit	(41.6)	(52.7)	(148.8)	(6.8)
Pre-tax accumulated other comprehensive (income) loss	$ 428.1	$ 512.2	$ (138.6)	$ 97.3

The accumulated benefit obligation for all defined benefit pension plans was $1,811.7 million and $1,640.5 million at
December 31, 2010 and 2009, respectively.

Employer contributions to the pension plans include contributions made directly to the qualified pension plan assets and contributions from corporate assets to pay nonqualified pension benefits. Benefits paid from the pension plans include both qualified and nonqualified plan benefits. Nonqualified pension plan assets are not included as part of the asset balances presented in this footnote. The nonqualified pension plan assets are held in Rabbi trusts for the benefit of all nonqualified plan participants. The assets held in a Rabbi trust are available to satisfy the claims of general creditors only in the event of bankruptcy. Therefore, these assets are fully consolidated in our consolidated statements of financial position and are not reflected in our funded status as they do not qualify as plan assets under U.S. GAAP. The market value of assets held in these trusts was $265.3 million and $245.1 million as of December 31, 2010 and 2009, respectively.

Pension Plan Changes and Plan Gains/Losses

On January 1, 2010, benefits under the Principal Pension Plan are frozen for certain participants. This change was recognized as a prior service cost and resulted in a decrease in liabilities as of December 31, 2009.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

12. Employee and Agent Benefits — (continued)

For the year ended December 31, 2010, the pension plans had a loss primarily due to a decrease in the discount rate and a change in the mortality assumption. The plans also had a gain resulting from asset returns greater than expected. The net result was an actuarial gain for the year ended December 31, 2010. For the year ended December 31, 2009, the pension plans had an actuarial loss primarily due to a greater than expected cost of living adjustment and greater number of early retirements.

Other Postretirement Plan Changes and Plan Gains/Losses

On December 8, 2003, the Medicare Prescription Drug, Improvement and Modernization Act of 2003 (the “Medicare
Modernization Act”) was signed into law. The Medicare Modernization Act introduced a prescription drug benefit under
Medicare (“Medicare Part D”) as well as a federal subsidy to sponsors of retiree medical benefit plans. During each of the years ended December 31, 2010, 2009 and 2008, the Medicare subsidies we received and accrued for were $0.8 million.

An actuarial gain occurred during 2010 for the other postretirement benefit plans. This was due to a decrease in the trend and claim cost assumptions and greater than expected increase in the medical premium equivalents. This was partially offset by the decrease in the discount rate. An actuarial loss occurred during 2009 for the other postretirement benefit plans. This was due to a less than expected increase in retiree contributions, an increase in assumed health care costs for our agents and an increase in the trend assumption.

Impact of Amendment to Retiree Health Benefits

In September 2010, an amendment to retiree health benefits was announced. This amendment, which is effective for individuals retiring on or after January 1, 2011, resulted in a plan remeasurement as of September 30, 2010. Under this amendment, the company-paid subsidy for pre-Medicare-eligible coverage will be 40% and the cost of coverage for
Medicare-eligible retirees (or their dependents) will no longer be subsidized. Prior to amendment, the subsidy calculation was complex and varied based on age and service with the company at the time of retirement. In addition to the changes for individuals retiring on or after January 1, 2011, the plan was simplified to a single consolidated plan design, the coordination with Medicare was changed for certain post-1984 retirees and the method for determining the premium equivalent rate was changed to be based solely on retiree experience. For the remeasurement of the retiree health benefits as of September 30,
2010, the assumptions used were a 5.40% discount rate to determine the benefit obligation; a 7.25% weighted-average expected long-term return on plan assets used to determine the net periodic benefit cost; and a health care cost initial trend rate of 9.5% pre-Medicare and 9.0% post-Medicare, decreasing to an ultimate rate of 5.0% in the year 2022. The plan amendment resulted in a $153.6 million reduction to the accumulated postretirement benefit obligation as of September 30,
2010. The plan amendment and remeasurement resulted in a $14.0 million reduction in the 2010 net periodic postretirement benefit cost, which was reflected in the fourth quarter of 2010.

Impact from Exit of Group Medical Insurance Business

On September 30, 2010, we announced our decision to exit the group medical insurance business and entered into an agreement with United Healthcare Services, Inc. to renew medical insurance coverage for our customers as the business transitions. Our exit from the group medical insurance business will result in a curtailment associated with the pension and other postretirement benefits of the impacted employees. We have determined that the curtailment will result in a gain, which will be recognized quarterly in our consolidated financial statements as impacted employees are terminated. In the fourth quarter of 2010, the curtailment gain recognized was $0.9 million for the pension benefits and $2.6 million for the other postretirement benefits from the accelerated recognition of the existing prior service benefits. Also in the fourth quarter of
2010, the recognition of terminations resulted in a $0.2 million increase in the accumulated postretirement benefit obligation resulting from losses associated with individuals who were retirement eligible at termination exceeding the gains associated with those individuals who were not retirement eligible at termination.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

12. Employee and Agent Benefits — (continued)

Information for Pension Plans with an Accumulated Benefit Obligation in Excess of Plan Assets

For 2010 and 2009, both the qualified and nonqualified plans had accumulated benefit obligations in excess of plan assets. As noted previously, the nonqualified plans have assets that are deposited in trusts that fail to meet the U.S. GAAP requirements to be included in plan assets; however, these assets are included in our consolidated statements of financial position.

	December 31,
	2010	2009
	(in millions)
Projected benefit obligation	$ 1,933.8	$ 1,797.4
Accumulated benefit obligation	1,811.7	1,640.5
Fair value of plan assets	1,417.7	1,250.3

Information for Other Postretirement Benefit Plans with an Accumulated Postretirement Benefit Obligation in Excess of
Plan Assets

					December 31,
					2010	2009
					(in millions)
Accumulated postretirement benefit obligation					$ 1.5	$ 98.7
Fair value of plan assets					1.4	81.7

Components of Net Periodic Benefit Cost
		Pension benefits		Other postretirement benefits
		For the year ended December 31,
	2010	2009	2008	2010	2009	2008
			(in millions)
Service cost	$ 45.6	$ 51.4	$ 62.0	$ 8.8	$ 11.3	$ 10.5
Interest cost	105.7	100.8	124.3	18.1	19.7	20.9
Expected return on plan assets	(98.4)	(79.5)	(162.8)	(30.6)	(25.9)	(46.9)
Amortization of prior service benefit	(10.1)	(7.7)	(9.6)	(9.1)	(2.1)	(3.1)
Recognized net actuarial (gain) loss	67.6	92.6	1.5	4.1	9.3	(4.0)
Amount recognized due to special events	(0.9)	—	—	(2.6)	—	—
Net periodic benefit cost (income)	$ 109.5	$ 157.6	$ 15.4	$ (11.3)	$ 12.3	$ (22.6)

For 2008, 2009 and 2010, we used a December 31 measurement date in connection with our adoption of required measurement date guidance. Net periodic benefit cost shown above for 2008 covers the period of 15 months from October 1,
2007, through December 31, 2008. Net periodic benefit cost for the period from October 1, 2007, to December 31, 2007, was recognized as a direct adjustment to retained earnings during 2008 as required by the measurement date guidance. The breakdown of 2008 net periodic benefit cost between the two periods was as follows:

	Pension benefits		Other postretirement benefits
	10/1/07-	1/1/08-		10/1/07-	1/1/08-
	12/31/07	12/31/08	Total	12/31/07	12/31/08	Total
(in millions)
Net periodic benefit cost (income)	$ 3.1	$ 12.3 $	15.4 $ (4.5) $ (18.1)			$ (22.6)

Principal Life Insurance Company Notes to Consolidated Financial Statements — (continued)

12. Employee and Agent Benefits — (continued)

The pension plans' actuarial gains and losses are amortized using a straight-line amortization method over the average remaining service period of plan participants. For the qualified pension plan, gains and losses are amortized without use of the
10% allowable corridor. For the nonqualified pension plans and other postretirement benefit plans, the corridors allowed are used.

			Other
			postretirement
	Pension benefits		benefits
	For the year ended December 31,
	2010	2009	2010	2009
	(in millions)
Other changes recognized in accumulated other comprehensive (income)
loss
Net actuarial gain	$ (27.5)	$ (110.7)	$ (89.8)	$ (39.6)
Prior service benefit	—	(20.9)	(153.7)	—
Amortization of net loss	(67.6)	(92.6)	(4.1)	(9.3)
Amortization of prior service benefit	11.0	7.7	11.7	2.1
Total recognized in pre-tax accumulated other comprehensive income	$ (84.1)	$ (216.5)	$(235.9)	$ (46.8)
Total recognized in net periodic benefit cost and pre-tax accumulated other
comprehensive (income) loss	$ 25.4	$ (58.9)	$(247.2)	$ (34.5)

Net actuarial (gain) loss and net prior service cost benefit have been recognized in AOCI.

The estimated net actuarial (gain) loss and prior service cost (benefit) that will be amortized from AOCI into net periodic benefit cost for the pension benefits during the 2011 fiscal year are $62.8 million and $(9.8) million, respectively. The estimated net actuarial (gain) loss and prior service cost (benefit) for the postretirement benefits that will be amortized from
AOCI into net periodic benefit cost during the 2011 fiscal year are $0.4 million and $(29.7) million, respectively. The estimated amortization of net actuarial (gain) loss does not reflect future curtailment recognition.

Assumptions

Weighted-average assumptions used to determine benefit obligations as disclosed under the Obligations and Funded Status section

					Other postretirement
			Pension benefits		benefits
			For the year ended December 31,
			2010	2009	2010	2009
Discount rate			5.65%	6.00%	5.65%	6.00%
Rate of compensation increase			5.00%	5.00%	5.00%	5.00%

Weighted-average assumptions used to determine net periodic benefit cost
		Pension benefits		Other postretirement benefits
	For the year ended December 31,
	2010	2009	2008	2010	2009	2008
Discount rate	6.00%	6.00%	6.30%	6.00%	6.00%	6.30%
Expected long-term return on plan assets	8.00%	8.00%	8.25%	7.30%	7.30%	7.30%
Rate of compensation increase	5.00%	5.00%	5.00%	5.00%	5.00%	5.00%

For the pension benefits, the expected return on plan assets is the long-term rate we expect to be earned based on the plans’ investment strategy. Historical and expected future returns of multiple asset classes were analyzed to develop a risk free rate of return and risk premiums for each asset class. The overall rate for each asset class was developed by combining a long-
term inflation component, the risk free real rate of return and the associated risk premium. A weighted average rate was developed based on those overall rates and the target asset allocation of the plans.

For other postretirement benefits, the 7.3% expected long-term return on plan assets for 2010 is based on the weighted average expected long-term asset returns for the medical, life and long-term care plans. The expected long-term rates for the medical, life and long-term care plans are 7.25%, 7.75% and 5.85%, respectively.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

12. Employee and Agent Benefits — (continued)
Assumed Health Care Cost Trend Rates

	December 31,
	2010	2009
Health care cost trend rate assumed for next year under age 65	9.5%	11.0%
Health care cost trend rate assumed for next year age 65 and over	9.0%	10.5%
Rate to which the cost trend rate is assumed to decline (the ultimate trend rate)	5.0%	5.0%
Year that the rate reaches the ultimate trend rate	2022	2021

Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plans. A one-
percentage-point change in assumed health care cost trend rates would have the following effects:

	1-percentage-	1-percentage-
	point increase	point decrease
	(in millions)
Effect on total of service cost and interest cost components	$ 4.2 $	(3.4)
Effect on accumulated postretirement benefit obligation	(9.4)	8.2

Pension Plan and Other Postretirement Benefit Plan Assets

Fair value is defined as the price that would be received to sell an asset in an orderly transaction between market participants at the measurement date (an exit price). The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels.

• Level 1 – Fair values are based on unadjusted quoted prices in active markets for identical assets. Our Level 1 assets include cash, fixed income investment funds and exchange traded equity securities.
• Level 2 – Fair values are based on inputs other than quoted prices within Level 1 that are observable for the asset, either directly or indirectly. Our Level 2 assets primarily include fixed income and equity investment funds.
• Level 3 – Fair values are based on significant unobservable inputs for the asset. Our Level 3 assets include a real estate investment fund and a general account investment of ours.

Our pension plan assets consist of investments in separate accounts. Net asset value (“NAV”) of the separate accounts is calculated in a manner consistent with U.S. GAAP for investment companies and is determinative of their fair value. Several of the separate accounts invest in publicly quoted mutual funds or actively managed stocks. The fair value of the underlying mutual funds or stock is used to determine the NAV of the separate account, which is not publicly quoted. Some of the separate accounts also invest in fixed income securities. The fair value of the underlying securities is based on quoted prices of similar assets and used to determine the NAV of the separate account. One separate account invests in real estate, for which the fair value of the underlying real estate is based on unobservable inputs and used to determine the NAV of the separate account. The fair value of the underlying real estate is estimated using discounted cash flow valuation models that utilize public real estate market data inputs such as transaction prices, market rents, vacancy levels, leasing absorption, market cap rates and discount rates. In addition, each property is appraised annually by an independent appraiser.

Our other postretirement benefit plan assets consist of cash, investments in fixed income security portfolios and investments in equity security portfolios. Because of the nature of cash, its carrying amount approximates fair value. The fair value of fixed income investment funds, U.S. equity portfolios and international equity portfolios is based on quoted prices in active markets for identical assets. The fair value of our general account investment is the amount the plan would receive if withdrawing funds from this participating contract. The amount that would be received is calculated using a cash-out factor based on an associated pool of general account fixed income securities. The cash-out factor is a ratio of the asset investment value of these securities to asset book value. As the investment values change, the cash-out factor is adjusted, impacting the amount the plan receives at measurement date. To determine investment value for each category of assets, we project cash flows.
This is done using contractual provisions for the assets, with adjustment for expected prepayments and call provisions. Projected cash flows are discounted to present value for each asset category. Interest rates for discounting are based on current rates on similar new assets in the general account based on asset strategy.

Principal Life Insurance Company Notes to Consolidated Financial Statements — (continued)

12. Employee and Agent Benefits — (continued)
Pension Plan Assets
The fair value of the qualified pension plan’s assets by asset category as of the most recent measurement date is as follows:

		As of December 31, 2010
Assets /
	(liabilities)	Fair value hierarchy level
measured at fair
	value	Level 1	Level 2	Level 3
		(in millions)
Asset category
U.S. large cap equity portfolios (1)	$ 580.9	$ —	$ 580.9	$ —
U.S. small/mid cap equity portfolios (2)	143.5	—	143.5	—
International equity portfolios (3)	241.7	—	241.7	—
Fixed income security portfolios (4)	331.5	—	331.5	—
Real estate investment portfolios:
Real estate investment trusts (5)	35.4	—	35.4	—
Direct real estate investments (6)	84.7	—	—	84.7
Total	$ 1,417.7	$ —	$ 1,333.0	$ 84.7

		As of December 31, 2009
Assets /
	(liabilities)		Fair value hierarchy level
measured at fair
	value	Level 1	Level 2	Level 3
		(in millions)
Asset category
U.S. large cap equity portfolios (1)	$ 555.5	$ —	$ 555.5 $	—
U.S. small/mid cap equity portfolios (2)	103.6	—	103.6	—
International equity portfolios (3)	215.5	—	215.5	—
Fixed income security portfolios (4)	288.3	—	288.3	—
Real estate investment portfolios:
Real estate investment trusts (5)	33.4	—	33.4	—
Direct real estate investments (6)	54.0	—	—	54.0
Total	$ 1,250.3	$ —	$ 1,196.3 $	54.0

(1)	The portfolios invest primarily in publicly traded equity securities of large U.S. companies.
(2)	The portfolios invest primarily in publicly traded equity securities of mid-sized and small U.S. companies.
(3)	The portfolios invest primarily in publicly traded equity securities of non-U.S. companies.
(4)	The portfolios invest in various fixed income securities, primarily of U.S. origin. These include, but are not limited to, corporate bonds, mortgage-backed securities, commercial mortgage-backed securities, U.S. Treasury securities, agency securities, asset-backed securities and collateralized mortgage obligations.
(5)	The portfolio invests primarily in publicly traded securities of U.S. equity real estate investment trusts.
(6)	The portfolio invests primarily in U.S. commercial real estate properties.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

12. Employee and Agent Benefits — (continued)
The reconciliation for all assets measured at fair value using significant unobservable inputs (Level 3) is as follows:

For the year ended December 31, 2010
Actual return gains (losses) on
	Beginning	plan assets				Ending
	asset	Relating to				asset
	balance as	assets still	Relating to			balance
	of	held at the	assets sold	Purchases,	Transfers	as of
	December	reporting	during the	sales and	in (out) of	December
	31, 2009	date	period	settlements	Level 3	31, 2010
(in millions)
Asset category
Direct real estate investments	$ 54.0	$ 10.7	$ —	$ 20.0	$ —	$ 84.7
Total	$ 54.0	$ 10.7	$ —	$ 20.0	$ —	$ 84.7

For the year ended December 31, 2009
Actual return gains (losses) on
		plan assets				Ending
	Beginning	Relating to				asset
	asset	assets still	Relating to			balance
	balance as	held at the	assets sold	Purchases,	Transfers	as of
	of January	reporting	during the	sales and	in (out) of	December
	1, 2009	date	period	settlements	Level 3	31, 2009
(in millions)
Asset category
Direct real estate investments	$ 78.8	$ (24.8)	$ —	$ —	$ —	$ 54.0
Total	$ 78.8	$ (24.8)	$ —	$ —	$ —	$ 54.0

We have established an investment policy that provides the investment objectives and guidelines for the pension plan.
Our investment strategy is to achieve the following:

• Obtain a reasonable long-term return consistent with the level of risk assumed and at a cost of operation within prudent levels. Performance benchmarks are monitored.
• Ensure sufficient liquidity to meet the emerging benefit liabilities for the plan.
• Provide for diversification of assets in an effort to avoid the risk of large losses and maximize the investment return to the pension plan consistent with market and economic risk.

In administering the qualified pension plan’s asset allocation strategy, we consider the projected liability stream of benefit payments, the relationship between current and projected assets of the plan and the projected actuarial liabilities streams, the historical performance of capital markets adjusted for the perception of future short- and long-term capital market performance and the perception of future economic conditions.

According to our investment policy, the target asset allocation for the qualified plan is:

Asset category	Target allocation
U.S. equity portfolios	35% - 60%
International equity portfolios	5% - 20%
Fixed income security portfolios	20% - 37%
Real estate investment portfolios	3% - 10%

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

12. Employee and Agent Benefits — (continued)

Other Postretirement Benefit Plan Assets

The fair value of the other postretirement benefit plans’ assets by asset category as of the most recent measurement date is as follows:

		As of December 31, 2010
	Assets /
	(liabilities)	Fair value hierarchy level
	measured at fair
	value	Level 1	Level 2	Level 3
		(in millions)
Asset category
Cash and cash equivalents	$ 1.3	$ 1.3	$ —	$ —
Fixed income security portfolios:
Fixed income investment funds (1)	143.5	143.5	—	—
Principal Life general account investment (2)	44.5	—	—	44.5
U.S. equity portfolios (3)	232.2	190.0	42.2	—
International equity portfolios (4)	50.2	38.3	11.9	—
Total	$ 471.7	$ 373.1	$ 54.1	$ 44.5

		As of December 31, 2009
	Assets /
	(liabilities)	Fair value hierarchy level
	measured at fair
	value	Level 1	Level 2	Level 3
		(in millions)
Asset category
Cash and cash equivalents	$ 1.0	$ 1.0	$ —	$ —
Fixed income security portfolios:
Fixed income investment funds (1)	131.1	131.1	—	—
Principal Life general account investment (2)	45.5	—	—	45.5
U.S. equity portfolios (3)	198.9	162.5	36.4	—
International equity portfolios (4)	45.0	34.3	10.7	—
Total	$ 421.5	$ 328.9	$ 47.1	$ 45.5

(1)	The portfolios invest in various fixed income securities, primarily of U.S. origin. These include, but are not limited to, corporate bonds, mortgage-backed securities, commercial mortgage-backed securities, U.S. Treasury securities, agency securities, asset-backed securities and collateralized mortgage obligations.
(2)	The general account is invested in various fixed income securities.
(3)	The portfolios invest primarily in publicly traded equity securities of large U.S. companies.
(4)	The portfolios invest primarily in publicly traded equity securities of non-U.S. companies.

As of December 31, 2010 and 2009, respectively, $54.1 million and $47.1 million of assets in the U.S. equity and international equity portfolios were included in a trust owned life insurance contract.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

12. Employee and Agent Benefits — (continued)

The reconciliation for all assets measured at fair value using significant unobservable inputs (Level 3) is as follows:

For the year ended December 31, 2010
Actual return gains (losses) on
	Beginning	plan assets				Ending
	asset	Relating to				asset
	balance as	assets still	Relating to			balance
	of	held at the	assets sold	Purchases,	Transfers	as of
	December	reporting	during the	sales and	in (out) of	December
	31, 2009	date	period	settlements	Level 3	31, 2010
(in millions)
Asset category
Principal Life general account investment	$ 45.5	$ 4.3 $	—	$ (5.3)	$ —	$ 44.5
Total	$ 45.5	$ 4.3 $	—	$ (5.3)	$ —	$ 44.5

For the year ended December 31, 2009
Actual return gains (losses) on
		plan assets				Ending
	Beginning	Relating to				asset
	asset	assets still	Relating to			balance
	balance as	held at the	assets sold	Purchases,	Transfers	as of
	of January	reporting	during the	sales and	in (out) of	December
	1, 2009	date	period	settlements	Level 3	31, 2009
(in millions)
Asset category
Principal Life general account investment	$ 54.9	$ (1.3) $	—	$ (8.1)	$ —	$ 45.5
Total	$ 54.9	$ (1.3) $	—	$ (8.1)	$ —	$ 45.5

According to our investment policy, the target asset allocation for the other postretirement benefit plans is:

Asset category	Target allocation
U.S. equity portfolios	45% - 65%
International equity portfolios	5% - 15%
Fixed income security portfolios	30% - 50%

The investment strategies and policies for the other postretirement benefit plans are similar to those employed by the qualified pension plan.

Contributions

Our funding policy for the qualified pension plan is to fund the plan annually in an amount at least equal to the minimum annual contribution required under ERISA and, generally, not greater than the maximum amount that can be deducted for federal income tax purposes. We do not anticipate contributions will be needed to satisfy the minimum funding requirements of ERISA for our qualified plan. At this time, it is too early to estimate the amount that may be contributed, but it is possible that we may fund the plans in 2011 in the range of $60-$90 million. This includes funding for both our qualified and nonqualified pension plans. While we designate assets to cover the computed liability of the nonqualified plan, the assets are not included as part of the asset balances presented in this footnote as they do not qualify as plan assets in accordance with U.S. GAAP. We may contribute to our other postretirement benefit plans in 2011 pending future analysis.

Principal Life Insurance Company Notes to Consolidated Financial Statements — (continued)

12. Employee and Agent Benefits — (continued)
Estimated Future Benefit Payments
The estimated future benefit payments, which reflect expected future service, and the expected amount of subsidy receipts under Medicare Part D are:

		Other postretirement benefits
		(gross benefit payments,
		including prescription drug	Amount of Medicare Part D
	Pension benefits	benefits)	subsidy receipts
		(in millions)
Year ending December 31:
2011	$ 76.9	$ 19.3	$ 0.9
2012	81.6	20.2	1.0
2013	86.5	21.3	1.1
2014	91.0	22.4	1.2
2015	95.2	23.4	1.3
2016-2020	567.0	126.8	6.9

The above table reflects the total estimated future benefits to be paid from the plan, including both our share of the benefit cost and the participants' share of the cost, which is funded by their contributions to the plan.

The assumptions used in calculating the estimated future benefit payments are the same as those used to measure the benefit obligation for the year ended December 31, 2010.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

12. Employee and Agent Benefits — (continued)

The information that follows shows supplemental information for our defined benefit pension plans. Certain key summary data is shown separately for qualified and nonqualified plans.

	For the year ended December 31,
	2010				2009
	Qualified	Nonqualified		Qualified	Nonqualified
	plan	plans	Total	plan	plans	Total
			(in millions)
Amount recognized in statement of financial position
Other assets	$ —	$ —	$ —	$ —	$ —	$ —
Other liabilities	(210.8)	(305.3)	(516.1)	(249.9)	(297.2)	(547.1)
Total	$ (210.8)	$ (305.3)	$ (516.1)	$ (249.9)	$ (297.2)	$ (547.1)
Amount recognized in accumulated other
comprehensive loss
Total net actuarial loss	$ 404.1	$ 65.6	$ 469.7	$ 495.0	$ 69.9	$ 564.9
Prior service cost benefit	(26.6)	(15.0)	(41.6)	(33.9)	(18.8)	(52.7)
Total pre-tax accumulated other comprehensive loss	$ 377.5	$ 50.6	$ 428.1	$ 461.1	$ 51.1	$ 512.2
Components of net periodic benefit cost
Service cost	$ 39.3	$ 6.3	$ 45.6	$ 41.8	$ 9.6	$ 51.4
Interest cost	88.2	17.5	105.7	83.0	17.8	100.8
Expected return on plan assets	(98.4)	—	(98.4)	(79.5)	—	(79.5)
Amortization of prior service cost benefit	(6.6)	(3.5)	(10.1)	(5.4)	(2.3)	(7.7)
Recognized net actuarial loss	62.5	5.1	67.6	86.5	6.1	92.6
Amount recognized due to special events	(0.6)	(0.3)	(0.9)	—	—	—
Net periodic benefit cost	$ 84.4	$ 25.1	$ 109.5	$ 126.4	$ 31.2	$ 157.6
Other changes recognized in accumulated other
comprehensive (income) loss
Net actuarial (gain) loss	$ (28.4)	$ 0.9	$ (27.5)	$ (108.8)	$ (1.9)	$ (110.7)
Prior service benefit	—	—	—	(10.7)	(10.2)	(20.9)
Amortization of net loss	(62.5)	(5.1)	(67.6)	(86.5)	(6.1)	(92.6)
Amortization of prior service cost benefit	7.3	3.7	11.0	5.4	2.3	7.7
Total recognized in pre-tax accumulated other
comprehensive income	$ (83.6)	$ (0.5)	$ (84.1)	$ (200.6)	$ (15.9)	$ (216.5)
Total recognized in net periodic benefit cost and pre-
tax accumulated other comprehensive (income) loss	$ 0.8	$ 24.6	$ 25.4	$ (74.2)	$ 15.3	$ (58.9)

In addition, we have defined contribution plans that are generally available to all U.S. employees and agents. Eligible participants could not contribute more than $16,500 of their compensation to the plans in 2010. Effective January 1, 2006, we made several changes to the retirement programs. In general, the pension and supplemental executive retirement plan benefit formulas were reduced, and the 401(k) matching contribution was increased. Employees who were ages 47 or older with at least ten years of service on December 31, 2005, could elect to retain the prior benefit provisions and forgo receipt of the additional matching contributions. The employees who elected to retain the prior benefit provisions are referred to as “Grandfathered
Choice Participants.” We match the Grandfathered Choice Participant's contribution at a 50% contribution rate up to a maximum contribution of 3% of the participant's compensation. For all other participants, we match the participant's contributions at a 75%
contribution rate up to a maximum of 6% of the participant's compensation. The defined contribution plans allow employees to choose among various investment options, including PFG common stock. We contributed $35.7 million, $33.9 million and
$41.2 million in 2010, 2009 and 2008, respectively, to our qualified defined contribution plans.

We also have nonqualified deferred compensation plans available to select employees and agents that allow them to defer compensation amounts in excess of limits imposed by federal tax law with respect to the qualified plans. In 2010, we matched the Grandfathered Choice Participant's deferral at a 50% match deferral rate up to a maximum matching deferral of 3%
of the participant's compensation. For all other participants, we matched the participant's deferral at a 75% match deferral rate up to a maximum matching deferral of 6% of the participant's compensation. We contributed $2.8 million, $4.6 million and
$7.3 million in 2010, 2009 and 2008, respectively, to our nonqualified deferred compensation plans.

Principal Life Insurance Company Notes to Consolidated Financial Statements — (continued)

13. Contingencies, Guarantees and Indemnifications
Litigation and Regulatory Contingencies

We are regularly involved in litigation, both as a defendant and as a plaintiff, but primarily as a defendant. Litigation naming us as a defendant ordinarily arises out of our business operations as a provider of asset management and accumulation products and services, life, health and disability insurance. Some of the lawsuits are class actions, or purport to be, and some include claims for unspecified or substantial punitive and treble damages. In addition, regulatory bodies such as state insurance departments, the Securities Exchange Commission, the Financial Industry Regulatory Authority, the Department of Labor and
other regulatory agencies regularly make inquiries and conduct examinations or investigations concerning our compliance with, among other things, insurance laws, securities laws, ERISA and laws governing the activities of broker-dealers. We receive requests from regulators and other governmental authorities relating to industry issues and may receive additional requests, including subpoenas and interrogatories, in the future.

On November 8, 2006, a trustee of Fairmount Park Inc. Retirement Savings Plan filed a putative class action lawsuit the United States District Court for the Southern District of Illinois against us. Our motion to transfer venue was granted and the case is now pending in the Southern District of Iowa. The complaint alleged, among other things, that we breached our alleged fiduciary duties while performing services to 401(k) plans by failing to disclose, or adequately disclose, to employers or plan participants the fact that we receive “revenue sharing fees from mutual funds that are included in its pre-packaged 401(k) plans”
and allegedly failed to use the revenue to defray the expenses of the services provided to the plans. Plaintiff further alleged that these acts constitute prohibited transactions under ERISA. Plaintiff sought to certify a class of all retirement plans to which we were a service provider and for which we received and retained “revenue sharing” fees from mutual funds. On August 27, 2008, the plaintiff's motion for class certification was denied. The plaintiff’s new motion for class certification, filed May 11, 2009, was stricken by the court on March 31, 2010. We continue to aggressively defend the lawsuit.

On October 28, 2009, Judith Curran filed a derivative action lawsuit on behalf of Principal Funds, Inc. Strategic Asset
Management Portfolios in the United States District Court for the Southern District of Iowa against Principal Management
Corporation, Principal Global Investors, LLC, and Principal Funds Distributor, Inc. (the “Curran Defendants”). The lawsuit alleges the Curran Defendants breached their fiduciary duty under Section 36(b) of the Investment Company Act by charging advisory fees and distribution fees that were excessive. The Curran Defendants filed a motion to dismiss the case on January
29, 2010. That motion was granted in part and overruled in part. Principal Global Investors, LLC was dismissed from the suit.
The remaining Curran Defendants are aggressively defending the lawsuit.

On December 2, 2009 and December 4, 2009, two plaintiffs, Cruise and Mullaney, each filed putative class action lawsuits in the United States District Court for the Southern District of New York against us, PFG, Principal Global
Investors, LLC, and Principal Real Estate Investors, LLC (the “Cruise/Mullaney Defendants”). The lawsuits alleged the
Cruise/Mullaney Defendants failed to manage the Principal U.S. Property Separate Account (“PUSPSA”) in the best interests of investors, improperly imposed a “withdrawal freeze” on September 26, 2008, and instituted a “withdrawal queue” to honor withdrawal requests as sufficient liquidity became available. Plaintiffs allege these actions constitute a breach of fiduciary duties under ERISA. Plaintiffs seek to certify a class including all qualified ERISA plans and the participants of those plans that invested in PUSPSA between September 26, 2008, and the present that have suffered losses caused by the queue. The two lawsuits, as well as two subsequently filed complaints asserting similar claims, have been consolidated and are now known as In re Principal U.S. Property Account Litigation. On April 22, 2010, an order was entered granting the motion made by the Cruise/Mullaney Defendants for change of venue to the United States District Court for the Southern District of
Iowa. The plaintiffs have filed a Consolidated Complaint adding five new plaintiffs. The Cruise/Mullaney Defendants are aggressively defending the lawsuit.

Principal Life Insurance Company Notes to Consolidated Financial Statements — (continued)

13. Contingencies, Guarantees and Indemnifications — (continued)

On July 1, 2010, Debra and Russell Hurd filed a putative class action lawsuit in the United States District Court for the Southern District of Iowa against us and PFG (the “Hurd Defendants”). The complaint alleges the Hurd Defendants underpay out-of-network health claims by using an allegedly flawed database to calculate usual and customary charges.
Plaintiffs are suing on behalf of "all participants and/or beneficiaries in group health plans in the United States issued, insured or administered by [us] as to which [we] have administered claims and/or paid or denied benefits for out-of-network benefit claims." The complaint alleged four causes of action, all based on violations of ERISA. The Hurd Defendants filed a stipulated dismissal with prejudice on December 8, 2010.

While the outcome of any pending or future litigation or regulatory matter cannot be predicted, management does not believe that any pending litigation or regulatory matter will have a material adverse effect on our business or financial position.
The outcome of such matters is always uncertain, and unforeseen results can occur. It is possible that such outcomes could materially affect net income in a particular quarter or annual period.

Guarantees and Indemnifications

In the normal course of business, we have provided guarantees to third parties primarily related to a former subsidiary, joint ventures and industrial revenue bonds. These agreements generally expire through 2019. The maximum exposure under these agreements as of December 31, 2010, was approximately $226.0 million. At inception, the fair value of such guarantees was insignificant. In addition, we believe the likelihood is remote that material payments will be required. Therefore, any liability accrued within our consolidated statements of financial position is insignificant. Should we be required to perform under these guarantees, we generally could recover a portion of the loss from third parties through recourse provisions included in agreements with such parties, the sale of assets held as collateral that can be liquidated in the event that performance is required under the guarantees or other recourse generally available to us; therefore, such guarantees would not result in a material adverse effect on our business or financial position. While the likelihood is remote, such outcomes could materially affect net income in a particular quarter or annual period.

We are also subject to various other indemnification obligations issued in conjunction with divestitures, acquisitions and financing transactions whose terms range in duration and often are not explicitly defined. Certain portions of these indemnifications may be capped, while other portions are not subject to such limitations; therefore, the overall maximum amount of the obligation under the indemnifications cannot be reasonably estimated. At inception, the fair value of such indemnifications was insignificant. In addition, we believe the likelihood is remote that material payments will be required.
Therefore, any liability accrued within our consolidated statements of financial position is insignificant. While we are unable to estimate with certainty the ultimate legal and financial liability with respect to these indemnifications, we believe that performance under these indemnifications would not result in a material adverse effect on our business or financial position.
While the likelihood is remote, performance under these indemnifications could materially affect net income in a particular quarter or annual period.

Guaranty Funds

Under state insurance guaranty fund laws, insurers doing business in a state can be assessed, up to prescribed limits, for certain obligations of insolvent insurance companies to policyholders and claimants. A state’s fund assesses its members based on their pro rata market share of written premiums in the state for the classes of insurance for which the insolvent insurer was engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. We accrue liabilities for guaranty fund assessments when an assessment is probable, can be reasonably estimated and when the event obligating us to pay has occurred. While we cannot predict the amount and timing of any future assessments, we have established reserves we believe are adequate for assessments relating to insurance companies that are currently subject to insolvency proceedings. As of December 31, 2010 and 2009, the liability balance for guaranty fund assessments, which is not discounted, was $14.5 million and $15.1 million, respectively, and was reported within other liabilities in the consolidated statements of financial position. As of December 31, 2010 and 2009, $6.9 million and $7.4 million, respectively, related to premium tax offsets were included in premiums due and other receivables in the consolidated statements of financial position.

Principal Life Insurance Company Notes to Consolidated Financial Statements — (continued)

13. Contingencies, Guarantees and Indemnifications — (continued)
Operating Leases
As a lessee, we lease office space, data processing equipment, office furniture and office equipment under various operating leases. Rental expense for the years ended December 31, 2010, 2009 and 2008, respectively, was $45.0 million,
$47.8 million and $46.7 million.
The following represents payments due by period for operating lease obligations (in millions):

Year ending December 31:
2011	$ 41.0
2012	31.7
2013	23.6
2014	18.8
2015	14.5
2016 and thereafter	64.3
Total operating lease obligations	193.9
Less: Future sublease rental income on noncancelable leases	3.9
Total future minimum lease payments	$ 190.0

Capital Leases

We lease hardware storage equipment under capital leases. As of December 31, 2010 and 2009, these leases had a gross asset balance of $17.4 million and $16.1 million and accumulated depreciation of $13.4 million and $9.2 million, respectively. Depreciation expense for the years ended December 31, 2010, 2009 and 2008 was $4.2 million, $5.2 million and $6.2 million, respectively.

The following represents future minimum lease payments due by period for capital lease obligations (in millions).

Year ending December 31:
2011	$ 3.0
2012	1.1
2013	0.3
Total	4.4
Less: Amounts representing interest	0.2
Net present value of minimum lease payments	$ 4.2

Principal Life Insurance Company Notes to Consolidated Financial Statements — (continued)

14. Stockholder’s Equity
Accumulated Other Comprehensive Income (Loss)
Comprehensive income includes all changes in stockholder’s equity during a period except those resulting from investments by our stockholder and distributions to our stockholder.
The components of accumulated other comprehensive income (loss) were as follows:

	Net unrealized	Net unrealized	Foreign	Unrecognized	Accumulated
	gains (losses) on	gains on	currency	postretirement	other
	available-for-sale	derivative	translation	benefit	comprehensive
	securities	instruments	adjustment	obligations	income (loss)
			(in millions)
Balances at January 1, 2008	$ 31.2	$ 21.6	$ (2.5)	$ 67.2	$ 117.5
Net change in unrealized gains on fixed
maturities, available-for-sale	(7,782.1)	—	—	—	(7,782.1)
Net change in unrealized gains on equity
securities, available-for-sale	(61.1)	—	—	—	(61.1)
Net change in unrealized gains on equity
method subsidiaries and minority interest
adjustments	76.2	—	—	—	76.2
Adjustments for assumed changes in
amortization pattern	1,173.0	—	—	—	1,173.0
Net change in unrealized gains on derivative
instruments	—	124.5	—	—	124.5
Change in net foreign currency translation
adjustment	—	—	(23.8)	—	(23.8)
Effects of changing postretirement benefit
plan measurement date	—	—	—	(3.1)	(3.1)
Change in unrecognized postretirement
benefit obligations	—	—	—	(973.1)	(973.1)
Net change in provision for deferred income
tax benefit (expense)	2,307.9	(43.5)	8.3	341.7	2,614.4
Balances at December 31, 2008	$ (4,254.9)	$ 102.6	$ (18.0)	$ (567.3)	$ (4,737.6)

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
14. Stockholder’s Equity — (continued)

	Net unrealized	Net unrealized	Foreign	Unrecognized	Accumulated
	losses on	gains on	currency	postretirement	other
	available-for-sale	derivative	translation	benefit	comprehensive
	securities	instruments	adjustment	obligations	loss
			(in millions)
Balances at January 1, 2009	$ (4,254.9)	$ 102.6	$ (18.0)	$ (567.3)	$ (4,737.6)
Net change in unrealized losses on fixed
maturities, available-for-sale	6,548.5	—	—	—	6,548.5
Net change in noncredit component of
impairment losses on fixed maturities,
available-for-sale	(260.9)	—	—	—	(260.9)
Net change in unrealized losses on equity
securities, available-for-sale	47.8	—	—	—	47.8
Net change in unrealized losses on equity
method subsidiaries and noncontrolling
interest adjustments	29.6	—	—	—	29.6
Adjustments for assumed changes in
amortization pattern	(963.3)	—	—	—	(963.3)
Net change in unrealized gains on derivative
instruments	—	(66.4)	—	—	(66.4)
Change in net foreign currency translation
adjustment	—	—	33.2	—	33.2
Change in unrecognized postretirement benefit
obligations	—	—	—	263.3	263.3
Cumulative effect of reclassifying noncredit
component of previously recognized
impairment losses on fixed maturities,
available-for-sale, net	(9.9)	—	—	—	(9.9)
Net change in provision for deferred income
tax benefit (expense)	(1,890.6)	23.3	(11.6)	(92.2)	(1,971.1)
Balances at December 31, 2009	$ (753.7)	$ 59.5	$ 3.6	$ (396.2)	$ (1,086.8)

Principal Life Insurance Company Notes to Consolidated Financial Statements — (continued)

14. Stockholder’s Equity — (continued)

	Net unrealized	Net unrealized	Foreign	Unrecognized	Accumulated
	gains (losses) on	gains on	currency	postretirement	other
	available-for-sale	derivative	translation	benefit	comprehensive
	securities	instruments	adjustment	obligations	income (loss)
		(in millions)
Balances at January 1, 2010	$ (753.7)	$ 59.5	$ 3.6	$ (396.2)	$ (1,086.8)
Net change in unrealized losses on fixed
maturities, available-for-sale	2,138.0	—	—	—	2,138.0
Net change in noncredit component of
impairment losses on fixed maturities,
available-for-sale	(56.1)	—	—	—	(56.1)
Net change in unrealized losses on equity
securities, available-for-sale	6.8	—	—	—	6.8
Net change in unrealized losses on equity
method subsidiaries and noncontrolling
interest adjustments	(28.3)	—	—	—	(28.3)
Adjustments for assumed changes in
amortization pattern	(488.0)	—	—	—	(488.0)
Net change in unrealized gains on derivative
instruments	—	32.0	—	—	32.0
Change in net foreign currency translation
adjustment	—	—	(7.1)	—	(7.1)
Change in unrecognized postretirement benefit
obligations	—	—	—	320.0	320.0
Cumulative effect of implementation of
accounting change related to variable interest
entities, net	10.7	—	—	—	10.7
Cumulative effect of electing fair value option
for fixed maturities upon implementation of
accounting change related to embedded
credit derivatives, net	25.4	—	—	—	25.4
Net change in provision for deferred income
tax benefit (expense)	(550.5)	(11.2)	2.5	(112.0)	(671.2)
Balances at December 31, 2010	$ 304.3	$ 80.3	$ (1.0)	$ (188.2)	$ 195.4

Principal Life Insurance Company Notes to Consolidated Financial Statements — (continued)

14. Stockholder’s Equity — (continued)

The following table sets forth the adjustments necessary to avoid duplication of items that are included as part of net income for a year that had been part of other comprehensive income in prior years:

	For the year ended December 31,
	2010	2009	2008
		(in millions)
Unrealized gains (losses) on available-for-sale securities and derivative instruments,
as reported	$ 1,078.8	$ 3,458.1	$ (4,205.1)
Adjustment for realized gains (losses) on available-for-sale securities and derivative
instruments included in net income	(94.0)	(465.4)	15.1
Unrealized gains (losses) on available-for-sale securities and derivative instruments
arising during the year	$ 984.8	$ 2,992.7	$ (4,190.0)

The above table includes unrealized gains (losses) on available-for-sale securities and derivatives in cash flow hedge relationships net of adjustments related to DPAC, sales inducements, unearned revenue reserves, changes in policyholder benefits and claims and applicable income taxes.

Dividend Limitations

Under Iowa law, we may pay stockholder dividends only from the earned surplus arising from our business and must receive the prior approval of the Commissioner to pay a stockholder dividend if such a stockholder dividend would exceed certain statutory limitations. The current statutory limitation is the greater of 10% of our policyholder surplus as of the preceding year-end or the net gain from operations from the previous calendar year. Based on this limitation and 2010 statutory results, we could pay approximately $509.7 million in stockholder dividends in 2011 without exceeding the statutory limitation.

Principal Life Insurance Company Notes to Consolidated Financial Statements (continued)

15. Fair Value Measurements

We use fair value measurements to record fair value of certain assets and liabilities and to estimate fair value of financial instruments not recorded at fair value but required to be disclosed at fair value. Certain financial instruments, particularly policyholder liabilities other than investment-type insurance contracts, are excluded from these fair value disclosure requirements.

Fair Value of Financial Instruments

The carrying value and estimated fair value of financial instruments were as follows:

	December 31, 2010		December 31, 2009
	Carrying amount	Fair value	Carrying amount	Fair value
		(in millions)
Assets (liabilities)
Fixed maturities, available-for-sale	$ 45,184.8 $	45,184.8 $	43,518.4 $	43,518.4
Fixed maturities, trading	606.9	606.9	484.8	484.8
Equity securities, available-for-sale	165.9	165.9	211.7	211.7
Equity securities, trading	258.3	258.3	177.2	177.2
Mortgage loans	10,477.1	10,540.3	11,250.5	10,808.7
Policy loans	878.3	986.6	881.3	1,001.4
Other investments	271.7	271.7	154.8	154.8
Cash and cash equivalents	1,546.8	1,546.8	2,044.5	2,044.5
Derivative assets	1,058.5	1,058.5	1,212.6	1,212.6
Separate account assets	62,738.4	62,738.4	57,380.8	57,380.8
Cash collateral	219.9	219.9	374.3	374.3
Investment-type insurance contracts	(32,717.8)	(32,826.2)	(35,670.2)	(34,873.7)
Short-term debt	(294.4)	(294.4)	(312.1)	(312.1)
Long-term debt	(120.4)	(130.7)	(120.8)	(104.7)
Separate account liabilities	(55,864.5)	(54,989.5)	(51,559.8)	(50,709.1)
Derivative liabilities	(1,274.5)	(1,274.5)	(1,048.1)	(1,048.1)
Bank deposits	(2,219.2)	(2,230.9)	(2,185.8)	(2,188.5)
Cash collateral payable	(219.9)	(219.9)	(355.6)	(355.6)
Other liabilities	(250.3)	(250.3)	(99.2)	(99.2)

Valuation Hierarchy

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels.

•	Level 1 – Fair values are based on unadjusted quoted prices in active markets for identical assets or liabilities. Our Level
1 assets and liabilities primarily include exchange traded equity securities, mutual funds and U.S. Treasury bonds.
•	Level 2 – Fair values are based on inputs other than quoted prices within Level 1 that are observable for the asset or liability, either directly or indirectly. Our Level 2 assets and liabilities primarily include fixed maturities (including public and private bonds), equity securities, over-the-counter derivatives and other investments for which public quotations are not available but that are priced by third-party pricing services or internal models using substantially all observable inputs.
•	Level 3 – Fair values are based on significant unobservable inputs for the asset or liability. Our Level 3 assets and liabilities include certain fixed maturities, private equity securities, real estate and commercial mortgage loan investments of our separate accounts, commercial mortgage loan investments and obligations of consolidated VIEs for which the fair value option was elected, complex derivatives and embedded derivatives that must be priced using broker quotes or other valuation methods that utilize at least one significant unobservable input.

Principal Life Insurance Company Notes to Consolidated Financial Statements (continued)

15. Fair Value Measurements — (continued)

Determination of Fair Value

The following discussion describes the valuation methodologies and inputs used for assets and liabilities measured at fair value on a recurring basis or disclosed at fair value. The techniques utilized in estimating the fair values of financial instruments are reliant on the assumptions used. Care should be exercised in deriving conclusions about our business, its value or financial position based on the fair value information of financial instruments presented below.

Fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument. Such estimates do not consider the tax impact of the realization of unrealized gains or losses. In addition, the disclosed fair value may not be realized in the immediate settlement of the financial instrument. We validate prices through an investment analyst review process, which includes validation through direct interaction with external sources, review of recent trade activity or use of internal models. In circumstances where broker quotes are used to value an instrument, we generally receive one non-binding quote. Broker quotes are validated through an investment analyst review process, which includes validation through direct interaction with external sources and use of internal models or other relevant information. We did not make any significant changes to our valuation processes during 2010.

Fixed Maturities

Fixed maturities include bonds, asset-backed securities, redeemable preferred stock and certain nonredeemable preferred stock. When available, the fair value of fixed maturities is based on quoted prices of identical assets in active markets. These are reflected in Level 1 and primarily include U.S. Treasury bonds and actively traded redeemable corporate preferred securities.

When quoted prices are not available, our first priority is to obtain prices from third party pricing vendors. We have regular interaction with these vendors to ensure we understand their pricing methodologies and to confirm they are utilizing observable market information. Their methodologies vary by asset class and include inputs such as estimated cash flows, benchmark yields, reported trades, broker quotes, credit quality, industry events and economic events. Fixed maturities with validated prices from pricing services, which includes the majority of our public fixed maturities in all asset classes, are generally reflected in Level 2. Also included in Level 2 are corporate bonds where quoted market prices are not available, for which a matrix pricing valuation approach is used. In this approach, securities are grouped into pricing categories that vary by sector, rating and average life. Each pricing category is assigned a risk spread based on studies of observable public market data from the investment professionals assigned to specific security classes. The expected cash flows of the security are then discounted back at the current Treasury curve plus the appropriate risk spread. Although the matrix valuation approach provides a fair valuation of each pricing category, the valuation of an individual security within each pricing category may actually be impacted by company specific factors.

If we are unable to price a fixed maturity security using prices from third party pricing vendors or other sources specific to the asset class, we may obtain a broker quote or utilize an internal pricing model specific to the asset utilizing relevant market information, to the extent available, which are reflected in Level 3 and can include fixed maturities across all asset classes. These models primarily use projected cash flows discounted using a rate derived from market interest rate curves and relevant risk spreads. As of December 31, 2010, less than 1% of our fixed maturities were valued using internal pricing models, which were classified as Level 3 assets accordingly.

The primary inputs, by asset class, for valuations of the majority of our Level 2 investments from third party pricing vendors or our internal pricing valuation approach are described below.

U.S. government and agencies/Non-U.S. governments – Inputs include recently executed market transactions, interest rate yield curves, maturity dates, market price quotations and credit spreads relating to similar instruments.

State and political subdivisions – Inputs include Municipal Securities Rulemaking Board reported trades, U.S.
Treasury and other benchmark curves, material event notices, new issue data, and issuer financial statements.

Corporates – Inputs include recently executed transactions, market price quotations, benchmark yields, issuer spreads and observations of equity and credit default swap curves related to the issuer. For private placement corporate securities valued through the matrix valuation approach inputs include the current U.S. Treasury curve and risk spreads based on sector, rating and average life of the issuance.

Principal Life Insurance Company Notes to Consolidated Financial Statements (continued)

15. Fair Value Measurements — (continued)

RMBS, CMBS, CDOs and Other debt obligations — Inputs include cash flows, priority of the tranche in the capital structure, expected time to maturity for the specific tranche, reinvestment period remaining and performance of the underlying collateral including prepayments, defaults, deferrals, loss severity of defaulted collateral and, for RMBS, prepayment speed assumptions. Other inputs include market indices and recently executed market transactions.

Equity Securities

Equity securities include mutual funds, common stock and nonredeemable preferred stock. Fair values of equity securities are determined using quoted prices in active markets for identical assets when available, which are reflected in Level
1. When quoted prices are not available, we may utilize internal valuation methodologies appropriate for the specific asset that use observable inputs such as underlying share prices, which are reflected in Level 2. Fair values might also be determined using broker quotes or through the use of internal models or analysis that incorporate significant assumptions deemed appropriate given the circumstances and consistent with what other market participants would use when pricing such securities, which are reflected in Level 3.

Mortgage Loans

Mortgage loans are not measured at fair value on a recurring basis. Fair values of commercial and residential mortgage loans are primarily determined by discounting the expected cash flows at current treasury rates plus an applicable risk spread, which reflects credit quality and maturity of the loans. The risk spread is based on market clearing levels for loans with comparable credit quality, maturities and risk. The fair value of mortgage loans may also be based on the fair value of the underlying real estate collateral less cost to sell, which is estimated using appraised values.

Policy Loans

Policy loans are not measured at fair value on a recurring basis. Fair values of policy loans are estimated by discounting expected cash flows using a risk-free rate based on the U.S. Treasury curve.

Derivatives

The fair values of exchange-traded derivatives are determined through quoted market prices, which are reflected in
Level 1. Exchange-traded derivatives include interest rate and equity futures that are settled daily such that their fair value is not reflected in the consolidated statements of financial position. The fair values of over-the-counter derivative instruments are determined using either pricing valuation models that utilize market observable inputs or broker quotes. The majority of our over-the-counter derivatives are valued with models that use market observable inputs, which are reflected in Level 2.
Significant inputs include contractual terms, interest rates, currency exchange rates, credit spread curves, equity prices, and volatilities. These valuation models consider projected discounted cash flows, relevant swap curves, and appropriate implied volatilities. Certain over-the-counter derivatives utilize unobservable market data, primarily independent broker quotes that are nonbinding quotes based on models that do not reflect the result of market transactions, which are reflected in Level 3.

Our derivative contracts are generally documented under ISDA Master Agreements, which provide for legally enforceable set-off and close-out netting of exposures to specific counterparties. Collateral arrangements are bilateral and based on current ratings of each entity. We utilize the LIBOR interest rate curve to value our positions, which includes a credit spread.
This credit spread incorporates an appropriate level of nonperformance risk into our valuations given the current ratings of our counterparties, as well as the collateral agreements in place. Counterparty credit risk is routinely monitored to ensure our adjustment for non-performance risk is appropriate.

Interest Rate Contracts. We use discounted cash flow valuation techniques to determine the fair value of interest rate swaps using observable swap curves as the inputs. These are reflected in Level 2. In addition, we have a limited number of complex inflation-linked interest rate swaps and interest rate collars that are valued using broker quotes. These are reflected in
Level 3. We use option pricing models to determine the fair value of swaptions using observable swap interest rate curves and observable implied volatilities as inputs. These are reflected in Level 2.

Foreign Exchange Contracts. We use discounted cash flow valuation techniques that utilize observable swap curves and exchange rates as the inputs to determine the fair value of foreign currency swaps. These are reflected in Level 2. In addition, we have a limited number of non-standard currency swaps that are valued using broker quotes. These are reflected within Level 3.

Principal Life Insurance Company Notes to Consolidated Financial Statements (continued)

15. Fair Value Measurements — (continued)

Equity Contracts. We use an option pricing model using observable implied volatilities, dividend yields, index prices and swap curves as the inputs to determine the fair value of equity options. These are reflected in Level 2.

Credit Contracts. We use either the ISDA Credit Default Swap Standard discounted cash flow model that utilizes observable default probabilities and recovery rates as inputs or broker prices to determine the fair value of credit default swaps.
These are reflected in Level 3.

Other Contracts. We use broker prices to determine the fair value of commodity swaps. These are reflected in Level 3.

Other Investments

Other investments reported at fair value primarily include seed money investments, for which the fair value is determined using the net asset value of the fund. The net asset value of the fund represents the price at which we feel we would be able to initiate a transaction. Seed money investments in mutual funds for which the net asset value is published are reflected in Level 1. Seed money investments in mutual funds or other investment funds in markets that do not have a published net asset value are reflected in Level 2.

Other investments reported at fair value also include commercial mortgage loans of consolidated VIEs for which the fair value option was elected, which are reflected in Level 3. Fair value of these commercial mortgage loans is computed utilizing a discount rate based on the current market. The market discount rate is then adjusted based on various factors that differentiate it from our pool of loans.

The carrying amounts of other assets classified as other investments in the accompanying consolidated statements of financial position, which are not measured at fair value on a recurring basis, approximate their fair values.

Cash and Cash Equivalents

Certain cash equivalents are reported at fair value on a recurring basis and include money market instruments and other short-term investments with maturities of less than three months. Fair values of these cash equivalents may be determined using public quotations, when available, which are reflected in Level 1. When public quotations are not available, because of the highly liquid nature of these assets, carrying amounts may be used to approximate fair values, which are reflected in Level 2.

The carrying amounts of cash and cash equivalents that are not reported at fair value on a recurring basis approximate their fair value.

Separate Account Assets

Separate account assets include equity securities, debt securities and derivative instruments, for which fair values are determined as previously described, and are reflected in Level 1, Level 2 and Level 3. Separate account assets also include commercial mortgage loans, for which the fair value is estimated by discounting the expected total cash flows using market rates that are applicable to the yield, credit quality and maturity of the loans. The market clearing spreads vary based on mortgage type, weighted average life, rating and liquidity. These are reflected in Level 3. Finally, separate account assets include real estate, for which the fair value is estimated using discounted cash flow valuation models that utilize public real estate market data inputs such as transaction prices, market rents, vacancy levels, leasing absorption, market cap rates and discount rates. In addition, each property is appraised annually by an independent appraiser. The real estate within the separate accounts is reflected in Level 3.

Cash Collateral and Cash Collateral Payable

Cash collateral is not measured at fair value on a recurring basis. The carrying amounts of cash collateral received and posted under derivative credit support annex (collateral) agreements and the carrying amount of the payable associated with our obligation to return the cash collateral received approximate their fair value.

Principal Life Insurance Company Notes to Consolidated Financial Statements (continued)

15. Fair Value Measurements — (continued)

Investment-Type Insurance Contracts

Investment-type insurance contracts are not measured at fair value on a recurring basis. The fair values of our reserves and liabilities for investment-type insurance contracts are estimated using discounted cash flow analyses based on current interest rates, including non-performance risk, being offered for similar contracts with maturities consistent with those remaining for the investment-type contracts being valued. Investment-type insurance contracts include insurance, annuity and other policy contracts that do not involve significant mortality or morbidity risk and are only a portion of the policyholder liabilities appearing in the consolidated statements of financial position. Insurance contracts include insurance, annuity and other policy contracts that do involve significant mortality or morbidity risk. The fair values for our insurance contracts, other than investment-type contracts, are not required to be disclosed.

Certain annuity contracts and other investment-type insurance contracts include embedded derivatives that have been bifurcated from the host contract and that are measured at fair value on a recurring basis, which are reflected in Level 3.
The key assumptions for calculating the fair value of the embedded derivative liabilities are market assumptions (such as equity market returns, interest rate levels, market volatility and correlations) and policyholder behavior assumptions (such as lapse, mortality, utilization and withdrawal patterns). They are valued using a combination of historical data and actuarial judgment. Stochastic models are used to value the embedded derivatives that incorporate a spread reflecting our own creditworthiness and risk margins.

The assumption for our own non-performance risk for investment-type insurance contracts and any embedded derivatives bifurcated from certain annuity and investment-type insurance contracts is based on the current market credit spreads for debt-like instruments that we have issued and are available in the market.

Short-Term Debt

Short-term debt is not measured at fair value on a recurring basis. The carrying amount of short-term debt approximates its fair value because of the relatively short time between origination of the debt instrument and its maturity.

Long-Term Debt

Long-term debt is not measured at fair value on a recurring basis. Fair values for debt issues are estimated using discounted cash flow analysis based on our incremental borrowing rate for similar borrowing arrangements.

Separate Account Liabilities

Separate account liabilities are not measured at fair value on a recurring basis. Fair values of separate account liabilities, excluding insurance-related elements, are estimated based on market assumptions around what a potential acquirer would pay for the associated block of business, including both the separate account assets and liabilities. As the applicable separate account assets are already reflected at fair value, any adjustment to the fair value of the block is an assumed adjustment to the separate account liabilities. To compute fair value, the separate account liabilities are originally set to equal separate account assets because these are pass-through contracts. The separate account liabilities are reduced by the amount of future fees expected to be collected that are intended to offset upfront acquisition costs already incurred that a potential acquirer would not have to pay. The estimated future fees are adjusted by an adverse deviation discount and the amount is then discounted at a risk-
free rate as measured by the yield on U.S. Treasury securities at maturities aligned with the estimated timing of fee collection.

Bank Deposits

Bank deposits are not measured at fair value on a recurring basis. The fair value of deposits of our Principal Bank subsidiary with no stated maturity, such as demand deposits, savings, and interest-bearing demand accounts, is equal to the amount payable on demand (i.e., their carrying amounts). The fair value of certificates of deposit is based on the discounted value of contractual cash flows. The discount is estimated using the rates currently offered for deposits of similar remaining maturities.

Principal Life Insurance Company Notes to Consolidated Financial Statements (continued)

15. Fair Value Measurements — (continued)

Other Liabilities

Certain obligations reported in other liabilities include embedded derivatives to deliver underlying securities of structured investments to third parties. The fair value of the embedded derivatives is calculated based on the value of the underlying securities. We have had an embedded derivative in which the fair value of the underlying securities was obtained from a third party pricing vendor and was reflected in Level 2. We also have an embedded derivative in which the fair value of the underlying securities is calculated utilizing the yield, credit quality and average maturity of each security, which is reflected in Level 3.

Additionally, obligations of consolidated VIEs for which the fair value option was elected are included in other liabilities. These obligations are valued either based on prices obtained from third party pricing vendors as utilized and described in our discussion of how fair value is determined for fixed maturities, which are reflected in Level 2, or broker quotes, which are reflected in Level 3.

Assets and liabilities measured at fair value on a recurring basis

Assets and liabilities measured at fair value on a recurring basis are summarized below.

		As of December 31, 2010
	Assets /
	(liabilities)	Fair value hierarchy level
	measured at fair
	value	Level 1	Level 2	Level 3
		(in millions)
Assets
Fixed maturities, available-for-sale:
U.S. government and agencies	$ 549.7	$ 15.0	$ 534.7	$ —
Non-U.S. governments	424.2	—	424.2	—
States and political subdivisions	2,656.4	—	2,656.4	—
Corporate	31,141.2	95.4	30,531.9	513.9
Residential mortgage-backed securities	3,164.0	—	3,164.0	—
Commercial mortgage-backed securities	3,842.2	—	3,826.0	16.2
Collateralized debt obligations	293.0	—	183.7	109.3
Other debt obligations	3,114.1	—	3,025.3	88.8
Total fixed maturities, available-for-sale	45,184.8	110.4	44,346.2	728.2
Fixed maturities, trading	606.9	—	337.8	269.1
Equity securities, available-for-sale	165.9	122.7	—	43.2
Equity securities, trading	258.3	162.2	96.1	—
Derivative assets (1)	1,058.5	—	1,025.2	33.3
Other investments (2)	198.0	1.4	68.3	128.3
Cash equivalents (3)	659.1	210.4	448.7	—
Sub-total excluding separate account assets	48,131.5	607.1	46,322.3	1,202.1

Separate account assets	62,738.4	49,789.3	9,311.0	3,638.1
Total assets	$ 110,869.9	$ 50,396.4	$ 55,633.3	$ 4,840.2

Liabilities
Investment-type insurance contracts (4)	$ 7.4	$ —	$ —	$ 7.4
Derivative liabilities (1)	(1,274.5)	—	(1,093.0)	(181.5)
Other liabilities (4)	(250.3)	—	(93.5)	(156.8)
Total liabilities	$ (1,517.4)	$ —	$ (1,186.5)	$ (330.9)

Net assets (liabilities)	$ 109,352.5	$ 50,396.4	$ 54,446.8	$ 4,509.3

Principal Life Insurance Company Notes to Consolidated Financial Statements (continued)

15. Fair Value Measurements — (continued)

		As of December 31, 2009
	Assets /
	(liabilities)	Fair value hierarchy level
	measured at fair
	value	Level 1	Level 2	Level 3
		(in millions)
Assets
Fixed maturities, available-for-sale
U.S. government and agencies	$ 538.6	$ 11.2	$ 527.4	$ —
Non-U.S. governments	462.4	—	462.4	—
States and political subdivisions	2,048.6	—	2,037.1	11.5
Corporate	30,767.0	95.2	30,008.1	663.7
Residential mortgage-backed securities	3,101.3	—	3,101.3	—
Commercial mortgage-backed securities	3,599.7	—	3,565.4	34.3
Collateralized debt obligations	369.6	—	72.8	296.8
Other debt obligations	2,631.2	—	2,554.6	76.6
Total fixed maturities, available-for-sale	43,518.4	106.4	42,329.1	1,082.9
Fixed maturities, trading	484.8	—	421.3	63.5
Equity securities, available-for-sale	211.7	140.0	—	71.7
Equity securities, trading	177.2	91.2	86.0	—
Derivative assets (1)	1,212.6	—	1,158.2	54.4
Other investments (2)	63.1	4.1	59.0	—
Cash equivalents (3)	1,156.2	614.7	541.5	—
Sub-total excluding separate account assets	46,824.0	956.4	44,595.1	1,272.5

Separate account assets	57,380.8	39,511.7	13,872.1	3,997.0
Total assets	$ 104,204.8	$ 40,468.1	$ 58,467.2	$ 5,269.5

Liabilities
Investment-type insurance contracts (4)	$ (17.1)	$ —	$ —	$ (17.1)
Derivative liabilities (1)	(1,048.1)	—	(954.4)	(93.7)
Other liabilities (4)	(99.2)	—	(10.1)	(89.1)
Total liabilities	$ (1,164.4)	$ —	$ (964.5)	$ (199.9)

Net assets (liabilities)	$ 103,040.4	$ 40,468.1	$ 57,502.7	$ 5,069.6

(1)	Within the consolidated statements of financial position, derivative assets are reported with other investments and derivative liabilities are reported with other liabilities. Refer to Note 6, Derivative Financial Instruments, for further information on fair value by class of derivative instruments. Our derivatives are primarily Level 2, with the exception of some credit default swaps and other swaps that are Level 3.
(2)	Primarily includes seed money investments and, beginning in 2010, commercial mortgage loans of consolidated VIEs reported at fair value.
(3)	Includes money market instruments and short-term investments with a maturity date of three months or less when purchased.
(4)	Includes bifurcated embedded derivatives that are reported at fair value within the same line item in the consolidated statements of financial position in which the host contract is reported and, beginning in 2010, other liabilities include obligations of consolidated VIEs reported at fair value.

Principal Life Insurance Company Notes to Consolidated Financial Statements — (continued)

15. Fair Value Measurements — (continued)
Changes in Level 3 fair value measurements
The reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) are summarized as follows:

			For the year ended December 31, 2010					Changes in
	Beginning	Total realized/unrealized gains					Ending	unrealized
	asset /	(losses)		Purchases,			asset /	gains (losses)
	(liability)			sales,			(liability)	included in net
	balance as		Included in	issuances			balance	income
	of	Included in	other	and	Transfers	Transfers	as of	relating to
	December	net income	comprehensive	settlements	into	out of	December	positions still
	31, 2009	(1)	income	(4)	Level 3	Level 3	31, 2010	held (1)
				(in millions)
Assets
Fixed maturities,
available-for-sale:
State and political
subdivisions	11.5	—	1.0	—	11.5	(24.0)	—	—
Corporate	663.7	(1.2)	26.9	(155.9)	152.2	(171.8)	513.9	(2.1)
Commercial
mortgage-backed
securities	34.3	(0.1)	1.0	11.2	—	(30.2)	16.2	(0.1)
Collateralized
debt obligations	296.8	(14.9)	40.0	(125.2)	0.9	(88.3)	109.3	(1.9)
Other debt
obligations	76.6	—	4.5	36.9	32.9	(62.1)	88.8	—
Total fixed
maturities,
available-for-sale	1,082.9	(16.2)	73.4	(233.0)	197.5	(376.4)	728.2	(4.1)
Fixed maturities,
trading	63.5	13.5	—	194.1	—	(2.0)	269.1	13.2
Equity securities,
available-for-sale	71.7	2.6	(8.2)	(21.4)	0.1	(1.6)	43.2	3.3
Derivative assets	54.4	(18.3)	(0.1)	(2.7)	—	—	33.3	(17.1)
Other investments	—	25.9	—	102.4	—	—	128.3	25.9
Separate account
assets (2)	3,997.0	305.9	—	(576.2)	28.5	(117.1)	3,638.1	250.9

Liabilities
Investment-type
insurance
contracts	(17.1)	(0.7)	—	25.2	—	—	7.4	(1.1)
Derivative liabilities	(93.7)	9.9	(1.4)	(96.3)	—	—	(181.5)	8.0
Other liabilities (3)	(89.1)	9.3	(28.3)	(48.7)	—	—	(156.8)	2.3

Principal Life Insurance Company Notes to Consolidated Financial Statements — (continued)

15. Fair Value Measurements — (continued)

		For the year ended December 31, 2009					Changes in
	Beginning	Total realized/unrealized gains				Ending	unrealized
	asset /	(losses)				asset /	gains (losses)
	(liability)			Purchases,		(liability)	included in
	balance as		Included in	sales,		balance	net income
	of	Included in	other	issuances	Transfers	as of	relating to
	December	net income	comprehensive	and	in (out) of	December	positions still
	31, 2008	(1)	income	settlements	Level 3	31, 2009	held (1)
				(in millions)
Assets
Fixed maturities, available-for-sale
Non-U.S. governments	$ 33.6	$ (10.2)	$ 2.6	$ (26.0)	$ —	$ —	$ —
State and political subdivisions	—	—	1.3	—	10.2	11.5	—
Corporate	725.5	(25.9)	159.4	(382.9)	187.6	663.7	(31.5)
Commercial mortgage-backed
securities	58.0	(0.3)	9.8	(12.1)	(21.1)	34.3	—
Collateralized debt obligations	236.8	(63.9)	150.4	(10.6)	(15.9)	296.8	(63.5)
Other debt obligations	82.1	(2.1)	17.4	25.9	(46.7)	76.6	—
Total fixed maturities, available-
for-sale	1,136.0	(102.4)	340.9	(405.7)	114.1	1,082.9	(95.0)
Fixed maturities, trading	60.7	13.0	—	—	(10.2)	63.5	13.1
Equity securities, available-for-sale	56.2	(0.2)	30.3	(43.7)	29.1	71.7	(2.0)
Derivative assets	100.7	(43.6)	(0.2)	(2.5)	—	54.4	(30.5)
Separate account assets (2)	5,892.6	(1,577.4)	—	(290.2)	(28.0)	3,997.0	(1,464.2)

Liabilities
Investment-type insurance
contracts	(39.9)	(3.0)	—	25.8	—	(17.1)	(3.0)
Derivative liabilities	(266.9)	141.4	7.2	24.6	—	(93.7)	88.8
Other liabilities (3)	(103.8)	—	33.2	(18.5)	—	(89.1)	—

		For the year ended December 31, 2008					Changes in
		Total realized/unrealized gains				Ending	unrealized
	Beginning	(losses)				asset /	gains (losses)
	asset /			Purchases,		(liability)	included in
	(liability)		Included in	sales,		balance	net income
	balance as	Included in	other	issuances	Transfers	as of	relating to
	of January	net income	comprehensive	and	in (out) of	December	positions still
	1, 2008	(1)	income	settlements	Level 3	31, 2008	held (1)
			(in millions)
Assets
Fixed maturities, available-for-sale	$ 2,153.6	$ (148.5)	$ (508.7)	$ (567.8)	$ 207.4	$ 1,136.0	$ (116.7)
Fixed maturities, trading	92.3	(19.1)	—	(11.4)	(1.1)	60.7	(19.1)
Equity securities, available-for-sale	51.1	(41.5)	(12.1)	20.7	38.0	56.2	(35.3)
Derivative assets	54.3	74.7	(15.8)	(12.5)	—	100.7	62.4
Separate account assets (2)	7,122.2	(958.4)	—	(166.9)	(104.3)	5,892.6	(944.1)

Liabilities
Investment-type insurance
contracts	(49.3)	(38.2)	—	47.6	—	(39.9)	(50.3)
Derivative liabilities	(62.3)	(200.0)	(8.1)	3.5	—	(266.9)	(192.9)
Other liabilities (3)	(155.6)	—	70.0	(18.2)	—	(103.8)	—

(1)	Both realized gains (losses) and mark-to-market unrealized gains (losses) are generally reported in net realized capital gains (losses) within the consolidated statements of operations.

Principal Life Insurance Company Notes to Consolidated Financial Statements (continued)

15. Fair Value Measurements — (continued)

(2) Gains and losses for separate account assets do not impact net income as the change in value of separate account assets is offset by a change in value of separate account liabilities.

(3) Certain embedded derivatives reported in other liabilities are part of a cash flow hedge, with the effective portion of the unrealized gains (losses) recorded in AOCI.

(4) As a result of our implementation of new authoritative guidance related to the accounting for VIEs effective January 1,
2010, certain previously unconsolidated VIEs were consolidated and certain previously consolidated VIEs were deconsolidated. The fair value of the Level 3 assets and liabilities of the newly consolidated and deconsolidated VIEs is primarily included in fixed maturities, trading; other investments; derivative liabilities and other liabilities. As a result of our implementation of new authoritative guidance related to the accounting for embedded credit derivatives effective July
1, 2010, we elected the fair value option for certain securities previously included in fixed maturities, available-for-sale, effectively reclassifying them to fixed maturities, trading.

Transfers

Transfers between fair value hierarchy levels are recognized at the beginning of the reporting period.

Assets transferred into Level 3 during 2010, 2009 and 2008 were $226.1 million, $518.6 million and $1,405.6 million, respectively. The majority of assets transferred into Level 3 primarily include those assets for which we are now unable to obtain pricing from a recognized third party pricing vendor and, to a lesser extent, assets added to our “watch list”
that were previously priced using a matrix pricing valuation approach that may no longer be relevant when applied to asset-
specific situations.

Assets transferred out of Level 3 during 2010, 2009 and 2008 were $497.1 million, $413.6 million and $1,265.6 million, respectively. The majority of assets that transferred out of Level 3 include those for which we are now able to obtain pricing from a recognized third party pricing vendor.

We had significant transfers of separate account assets between Level 1 and Level 2, primarily related to foreign equity securities. When these securities are valued at the local close price of the exchange where the assets traded, they are reflected in Level 1. When events materially affecting the value occur between the close of the local exchange and the New
York Stock Exchange, we use adjusted prices determined by a third party pricing vendor to update the foreign market closing prices and the fair value is reflected in Level 2. During 2010, $6,600.6 million of separate account assets transferred out of
Level 2 into Level 1. During 2010, $3,128.3 million of separate account assets transferred out of Level 1 into Level 2.

Other transfers into and out of Level 2 during 2010 primarily included those that transferred out of and into Level 3, respectively.

Assets and Liabilities Measured at Fair Value on a Nonrecurring Basis

Certain assets are measured at fair value on a nonrecurring basis. During 2010, certain mortgage loans had been impaired or written down to fair value of $250.7 million. The impairments resulted in a loss of $79.6 million that was recorded in net realized capital gains (losses) as part of the mortgage loan valuation allowance. These collateral-dependent mortgage loans are a Level 3 fair value measurement, as fair value is based on the fair value of the underlying real estate collateral, which is estimated using appraised values that involve significant unobservable inputs.

During 2010, real estate had been written down to fair value of $1.4 million. This write down resulted in a loss of
$0.3 million that was recorded in net realized capital gains (losses). This is a Level 3 fair value measurement, as the fair value of real estate is estimated using appraised values that involve significant unobservable inputs.

During 2010, mortgage servicing rights had been written down to fair value of $1.0 million, resulting in a charge of
$0.6 million that was recorded in operating expenses. These mortgage servicing rights are a Level 3 fair value measurement, as fair value is determined by calculating the present value of the future servicing cash flows from the underlying mortgage loans.

Principal Life Insurance Company Notes to Consolidated Financial Statements — (continued)

15. Fair Value Measurements — (continued)

During 2010, we impaired goodwill and finite lived intangible assets. See Note 3, Goodwill and Other Intangible
Assets, for further details.

During 2009, mortgage loans had been written down to fair value of $3.9 million. This write down resulted in a loss of $8.0 million that was recorded in net realized capital gains (losses). These collateral-dependent mortgage loans are a Level
3 fair value measurement, as fair value is based on the fair value of the underlying real estate collateral, which is estimated using appraised values that involve significant unobservable inputs.

During 2009, real estate had been written down to fair value of $0.9 million. This write down resulted in a loss of
$0.8 million that was recorded in net realized capital gains (losses). This is a Level 3 fair value measurement, as the fair value of the real estate is estimated using appraised values that involve significant unobservable inputs.

During 2008, mortgage servicing rights had been written down to fair value of $13.4 million, resulting in a charge of
$1.5 million that was recorded in operating expenses. These mortgage servicing rights are a Level 3 fair value measurement, as fair value is determined by calculating the present value of the future servicing cash flows from the underlying mortgage loans.

Fair Value Option

As a result of our implementation of new authoritative guidance related to the accounting for VIEs effective January
1, 2010, we elected fair value accounting for certain assets and liabilities of newly consolidated VIEs for which it was not practicable for us to determine the carrying value. The fair value option was elected for commercial mortgage loans reported with other investments and obligations reported with other liabilities in the consolidated statements of financial position. The changes in fair value of these items are reported in net realized capital gains (losses) on the consolidated statements of operations.

The fair value and aggregate contractual principal amounts of commercial mortgage loans for which the fair value option has been elected were $128.3 million and $124.4 million, respectively, as of December 31, 2010. The change in fair value of the loans resulted in a $25.9 million pre-tax gain for the year ended December 31, 2010, none of which related to instrument-specific credit risk. None of these loans were more than 90 days past due or in nonaccrual status. Interest income on these commercial mortgage loans is included in net investment income on the consolidated statements of operations and is recorded based on the effective interest rates as determined at the closing of the loan. For the year ended December 31, 2010, we recorded $10.5 million of interest income on these commercial mortgage loans.

The fair value and aggregate unpaid principal amounts of obligations for which the fair value option has been elected were $114.5 million and $186.5 million, respectively, as of December 31, 2010. The change in fair value of the obligations resulted in a $2.9 million pre-tax loss, which includes a $3.0 million pre-tax gain related to instrument-specific credit risk that is estimated based on credit spreads and quality ratings for the year ended December 31, 2010. Interest expense recorded on these obligations is included in operating expenses on the consolidated statements of operations and was
$8.9 million for the year ended December 31, 2010.

Principal Life Insurance Company Notes to Consolidated Financial Statements — (continued)

16. Statutory Insurance Financial Information

We prepare statutory financial statements in accordance with the accounting practices prescribed or permitted by the
Insurance Division of the Department of Commerce of the State of Iowa (the “State of Iowa”). The State of Iowa recognizes only statutory accounting practices prescribed or permitted by the State of Iowa for determining and reporting the financial condition and results of operations of an insurance company to determine its solvency under the Iowa Insurance Law. The
National Association of Insurance Commissioners' (“NAIC”) Accounting Practices and Procedures Manual has been adopted as a component of prescribed practices by the State of Iowa. The Commissioner has the right to permit other specific practices that deviate from prescribed practices. Our use of prescribed and permitted statutory accounting practices has resulted in higher statutory capital and surplus of $244.9 million relative to the accounting practices and procedures of the NAIC primarily due to a state prescribed practice associated with reinsurance of our term life products and “secondary” or “no lapse” guarantee provisions on our universal life products. Statutory accounting practices differ from U.S. GAAP primarily due to charging policy acquisition costs to expense as incurred, establishing reserves using different actuarial assumptions, valuing investments on a different basis and not admitting certain assets, including certain net deferred income tax assets.

Life and health insurance companies are subject to certain risk-based capital (“RBC”) requirements as specified by the
NAIC. Under those requirements, the amount of capital and surplus maintained by a life and health insurance company is to be determined based on the various risk factors related to it. At December 31, 2010, we meet the minimum RBC requirements.

Statutory net income and statutory capital and surplus were as follows:

	As of or for the year ended December 31,
	2010	2009	2008
	(in millions)
Statutory net income	$ 404.6	$ 42.1 $	83.3
Statutory capital and surplus	4,377.8	4,588.7	4,810.2

17. Segment Information

We provide financial products and services through the following segments: Retirement and Investor Services,
Principal Global Investors and U.S. Insurance Solutions. In addition, there is a Corporate segment. The segments are managed and reported separately because they provide different products and services, have different strategies or have different markets and distribution channels.

Prior to third quarter 2010, amounts now reported in the U.S. Insurance Solutions segment and amounts for our group medical insurance business now reported in the Corporate segment were reported together in the Life and Health Insurance segment. This change was made due to our decision to exit the group medical insurance business (insured and administrative services only) and has no impact on our consolidated financial statements for any period presented. Our segment results for 2009 and 2008 have been restated to conform to the current segment presentation. With the exception of corporate overhead, amounts related to our group medical insurance business previously included in segment operating earnings have been removed from operating earnings for all periods presented and are reported as other after-tax adjustments.

The Retirement and Investor Services segment provides retirement and related financial products and services primarily to businesses, their employees and other individuals.

The Principal Global Investors segment provides asset management services to our asset accumulation business, our insurance operations, the Corporate segment and third-party clients.

The U.S. Insurance Solutions segment provides individual life insurance and specialty benefits, which consists of group dental and vision insurance, individual and group disability insurance and group life insurance, throughout the United States.

Principal Life Insurance Company Notes to Consolidated Financial Statements — (continued)

17. Segment Information — (continued)

The Corporate segment manages the assets representing capital that has not been allocated to any other segment.
Financial results of the Corporate segment primarily reflect our financing activities (including interest expense), income on capital not allocated to other segments, inter-segment eliminations, income tax risks and certain income, expenses and other after-tax adjustments not allocated to the segments based on the nature of such items.

Management uses segment operating earnings in goal setting, as a basis for determining employee compensation and in evaluating performance on a basis comparable to that used by securities analysts. We determine segment operating earnings by adjusting U.S. GAAP net income for net realized capital gains (losses), as adjusted, and other after-tax adjustments which management believes are not indicative of overall operating trends. Net realized capital gains (losses), as adjusted, are net of income taxes, related changes in the amortization pattern of DPAC and sales inducements, recognition of deferred front-end fee revenues for sales charges on retirement products and services, net realized capital gains and losses distributed, noncontrolling interest capital gains and losses and certain market value adjustments to fee revenues. Net realized capital gains (losses), as adjusted, exclude periodic settlements and accruals on derivative instruments not designated as hedging instruments and exclude certain market value adjustments of embedded derivatives and realized capital gains (losses)
associated with our exited group medical insurance business. Segment operating revenues exclude net realized capital gains
(losses) (except periodic settlements and accruals on derivatives not designated as hedging instruments), including their impact on recognition of front-end fee revenues and certain market value adjustments to fee revenues, revenue from our exited group medical insurance business and revenue from our terminated commercial mortgage securities issuance operation. While these items may be significant components in understanding and assessing the consolidated financial performance, management believes the presentation of segment operating earnings enhances the understanding of our results of operations by highlighting earnings attributable to the normal, ongoing operations of the business.

The accounting policies of the segments are consistent with the accounting policies for the consolidated financial statements, with the exception of income tax allocation. The Corporate segment functions to absorb the risk inherent in interpreting and applying tax law. The segments are allocated tax adjustments consistent with the positions we took on tax returns. The Corporate segment results reflect any differences between the tax returns and the estimated resolution of any disputes.

The following tables summarize selected financial information by segment and reconcile segment totals to those reported in the consolidated financial statements:

	December 31,
	2010	2009
	(in millions)
Assets:
Retirement and Investor Services	$ 109,335.7	$ 106,179.2
Principal Global Investors	1,095.6	1,069.0
U.S. Insurance Solutions	16,524.3	15,076.9
Corporate	3,983.5	3,373.7
Total consolidated assets	$ 130,939.1	$ 125,698.8

Principal Life Insurance Company Notes to Consolidated Financial Statements — (continued)

17. Segment Information — (continued)

	For the year ended December 31,
	2010	2009	2008
		(in millions)
Operating revenues by segment:
Retirement and Investor Services	$ 3,705.0	$ 3,673.7	$ 4,331.3
Principal Global Investors	432.6	392.8	545.8
U.S. Insurance Solutions	2,773.0	2,810.4	2,891.5
Corporate	(82.1)	(94.5)	(112.5)
Total segment operating revenues	6,828.5	6,782.4	7,656.1
Net realized capital losses (except periodic settlements and accruals on non-
hedge derivatives), including recognition of front-end fee revenues and
certain market value adjustments to fee revenues	(381.7)	(522.1)	(685.5)
Exited group medical insurance business	1,406.8	1,613.6	1,765.5
Terminated commercial mortgage securities issuance operation	(0.8)	(0.5)	(32.1)
Total revenues per consolidated statements of operations	$ 7,852.8	$ 7,873.4	$ 8,704.0
Operating earnings (loss) by segment, net of related income taxes:
Retirement and Investor Services	$ 543.4	$ 485.5	$ 499.6
Principal Global Investors	48.1	33.8	86.6
U.S. Insurance Solutions	193.8	204.0	208.1
Corporate	(37.0)	(38.6)	(15.7)
Total segment operating earnings, net of related income taxes	748.3	684.7	778.6
Net realized capital losses, as adjusted (1)	(279.5)	(254.4)	(451.5)
Other after-tax adjustments (2)	17.1	72.1	76.0
Net income attributable to PLIC per consolidated statements of operations	$ 485.9	$ 502.4	$ 403.1

(1) Net realized capital losses, as adjusted, is derived as follows:
	For the year ended December 31,
	2010	2009	2008
		(in millions)
Net realized capital losses:
Net realized capital losses	$ (288.4)	$ (445.3)	$ (622.6)
Periodic settlements and accruals on non-hedge derivatives	(88.4)	(70.9)	(59.0)
Certain market value adjustments to fee revenues	(3.4)	(1.5)	(3.9)
Recognition of front-end fee revenues	(1.5)	(4.4)	—
Net realized capital losses, net of related revenue adjustments	(381.7)	(522.1)	(685.5)
Amortization of deferred policy acquisition and sales inducement costs	(26.6)	155.2	(47.2)
Capital (gains) losses distributed	(11.3)	(18.8)	49.6
Certain market value adjustments of embedded derivatives	7.2	11.8	(9.5)
Net realized capital losses associated with exited group medical insurance
business	3.0	0.5	2.8
Noncontrolling interest capital (gains) losses	(11.3)	(18.5)	0.9
Income tax effect	141.2	137.5	237.4
Net realized capital losses, as adjusted	$ (279.5)	$ (254.4)	$ (451.5)

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

17. Segment Information — (continued)

(2) In 2010, other after-tax adjustments included (1) the positive effect of gains associated with our exited group medical insurance business that does not yet qualify for discontinued operations accounting treatment under U.S. GAAP ($24.8 million) and (2) the negative effect resulting from: (a) the tax impact of healthcare reform, which eliminates the tax deductibility of retiree prescription drug expenses related to our employees incurred after 2012 ($7.2 million) and (b)
losses associated with our terminated commercial mortgage securities issuance operation that has been exited but does not qualify for discontinued operations accounting treatment under U.S. GAAP ($0.5 million).

In 2009, other after-tax adjustments included the positive effect of gains associated with our exited group medical insurance business that does not yet qualify for discontinued operations accounting treatment under U.S. GAAP ($72.8 million) and the negative effect of losses associated with our terminated commercial mortgage securities issuance operation that has been exited but does not qualify for discontinued operations accounting treatment under U.S. GAAP ($0.7 million).

In 2008, other after-tax adjustments included (1) the positive effect of: (a) gains associated with our exited group medical insurance business that does not yet qualify for discontinued operations accounting treatment under U.S. GAAP ($96.4 million) (b) a change in an estimated loss related to a prior year legal contingency ($7.6 million) and (2) the negative effect of losses associated with our terminated commercial mortgage securities issuance operation that has been exited but does not qualify for discontinued operations accounting treatment under U.S. GAAP ($28.0 million).

The following is a summary of income tax expense (benefit) allocated to our segments for purposes of determining operating earnings. Segment income taxes are reconciled to income taxes reported on our consolidated statements of operations.

	For the year ended December 31,
	2010	2009	2008
		(in millions)
Income tax expense (benefit) by segment:
Retirement and Investor Services	$ 142.3	$ 127.2	$ 116.3
Principal Global Investors	26.0	18.6	46.4
U.S. Insurance Solutions	91.6	97.8	99.6
Corporate	(19.4)	(20.0)	(21.1)
Total segment income taxes from operating earnings	240.5	223.6	241.2
Tax benefit related to net realized capital losses, as adjusted	(141.2)	(137.5)	(237.4)
Tax expense related to other after-tax adjustments	21.1	38.7	40.5
Total income tax expense per consolidated statements of operations	$ 120.4	$ 124.8	$ 44.3

Principal Life Insurance Company Notes to Consolidated Financial Statements — (continued)

17. Segment Information — (continued)
The following table summarizes operating revenues for our products and services:

	For the year ended December 31,
	2010	2009	2008
		(in millions)
Retirement and Investor Services:
Full-service accumulation	$ 1,333.1	$ 1,280.7	$ 1,397.3
Individual annuities	1,018.6	945.6	1,017.1
Bank and trust services	91.8	83.9	74.4
Eliminations	(9.1)	(8.4)	(7.4)
Total Accumulation	2,434.4	2,301.8	2,481.4
Investment only	643.4	796.0	1,138.0
Full-service payout	627.2	575.9	711.9
Total Guaranteed	1,270.6	1,371.9	1,849.9
Total Retirement and Investor Services	3,705.0	3,673.7	4,331.3
Principal Global Investors (1)	432.6	392.8	545.8
U.S. Insurance Solutions:
Individual life insurance	1,360.9	1,357.7	1,393.3
Specialty benefits insurance	1,412.1	1,452.7	1,498.2
Total U.S. Insurance Solutions	2,773.0	2,810.4	2,891.5
Corporate	(82.1)	(94.5)	(112.5)
Total operating revenues	$ 6,828.5	$ 6,782.4	$ 7,656.1
Total operating revenues	$ 6,828.5	$ 6,782.4	$ 7,656.1
Net realized capital losses (except periodic settlements and accruals on non-hedge derivatives), including recognition of front-end fee revenues and certain market
value adjustments to fee revenues	(381.7)	(522.1)	(685.5)
Exited group medical insurance business	1,406.8	1,613.6	1,765.5
Terminated commercial mortgage securities issuance operation	(0.8)	(0.5)	(32.1)
Total revenues per consolidated statements of operations	$ 7,852.8	$ 7,873.4	$ 8,704.0

(1)	Reflects inter-segment revenues of $189.4 million, $183.8 million and $230.0 million in 2010, 2009 and 2008, respectively. These revenues are eliminated within the Corporate segment.

Principal Life Insurance Company Notes to Consolidated Financial Statements — (continued)

18. Stock-Based Compensation Plans

As of December 31, 2010, our ultimate parent, PFG, has the 2010 Stock Incentive Plan (formerly known as the 2005
Stock Incentive Plan), the Employee Stock Purchase Plan, the Stock Incentive Plan and the Long-Term Performance Plan
("Stock-Based Compensation Plans"), which resulted in an expense to us. As of May 17, 2005, no new grants will be made under the Stock Incentive Plan or the Long-Term Performance Plan. Under the terms of the 2010 Stock Incentive Plan, grants may be nonqualified stock options, incentive stock options qualifying under Section 422 of the Internal Revenue Code, restricted stock, restricted stock units, stock appreciation rights, performance shares, performance units or other stock based awards. To date, PFG has not granted any incentive stock options, restricted stock or performance units. The following Stock-Based
Compensation Plans information represents all share based compensation data related to us and our subsidiaries’ employees.

For awards with graded vesting, we use an accelerated expense attribution method. The compensation cost that was charged against income for stock-based awards granted under the Stock-Based Compensation Plans was as follows:

	For the year ended
	December 31,
	2010	2009	2008
		(in millions)
Compensation cost	$ 38.9	$ 39.5 $	26.1
Related income tax benefit	12.4	12.4	8.3
Capitalized as part of an asset	2.8	3.7	4.7

Nonqualified Stock Options

Nonqualified stock options were granted to certain employees under the 2010 Stock Incentive Plan and the Stock
Incentive Plan. Options outstanding under the 2010 Stock Incentive Plan and the Stock Incentive Plan were granted at an exercise price equal to the fair market value of PFG common stock on the date of grant, and expire ten years after the grant date.
These options have graded or cliff vesting over a three-year period, except in the case of approved retirement.

The total intrinsic value of stock options exercised was $1.7 million, zero and $3.4 million during 2010, 2009, and
2008, respectively.

The weighted-average remaining contractual lives for stock options exercisable is approximately 5 years as of
December 31, 2010.

The fair value of stock options is estimated using the Black-Scholes option pricing model. The following is a summary of the assumptions used in this model for the stock options granted during the period:

	For the year ended
	December 31,
Options	2010	2009	2008
Expected volatility	66.6%	55.0%	25.4%
Expected term (in years)	6	6	6
Risk-free interest rate	2.8%	2.1%	3.1%
Expected dividend yield	2.25%	4.07%	1.51%
Weighted average estimated fair value	$ 11.48	$ 4.07	$15.41

We determine expected volatility based on, among other factors, historical volatility using daily price observations. The expected term represents the period of time that options granted are expected to be outstanding. We previously determined expected term based on the simplified method as described by the Securities Exchange Commission. Beginning with stock options granted in 2008, we determine expected term using historical exercise and employee termination data. The risk-free rate for periods within the expected term of the option is based on the U.S. Treasury risk-free interest rate in effect at the time of grant. The dividend yield is based on historical dividend distributions compared to the closing price of PFG common shares on the grant date.

As of December 31, 2010, there was $3.1 million of total unrecognized compensation costs related to nonvested stock options. The cost is expected to be recognized over a weighted-average service period of approximately 1.6 years.

Principal Life Insurance Company Notes to Consolidated Financial Statements — (continued)

18. Stock-Based Compensation Plans — (continued)

Performance Share Awards

Performance share awards were granted to certain employees under the 2010 Stock Incentive Plan. The performance share awards are treated as an equity award and are paid in shares. Whether the performance shares are earned depends upon the participant's continued employment through the performance period (except in the case of an approved retirement) and PFG’s performance against three-year goals set at the beginning of the performance period. Performance goals based on various factors, including return on equity, PFG’s earnings per common share, operating income and PFG’s book value per common share, must be achieved for any of the performance shares to be earned. If the performance requirements are not met, the performance shares will be forfeited, no compensation cost is recognized and any previously recognized compensation cost is reversed. There is no maximum contractual term on these awards. Dividend equivalents are credited on performance shares outstanding as of the record date. These dividend equivalents are only paid on the shares released.

The total intrinsic value of performance share awards vested was zero, $6.0 million and zero during 2010, 2009 and
2008, respectively.

The fair value of performance share awards is determined based on the closing stock price of PFG common shares on the grant date. The weighted-average grant-date fair value of performance share awards granted during 2010, 2009 and 2008 were $22.21, $11.64 and $56.92, respectively.

As of December 31, 2010, there was $4.2 million of total unrecognized compensation cost related to nonvested performance share awards granted. The cost is expected to be recognized over a weighted-average service period of approximately 1.6 years.

Restricted Stock Units

Restricted stock units were granted to certain employees and agents pursuant to the 2010 Stock Incentive Plan and the
Stock Incentive Plan. The restricted stock units are treated as an equity award. Under these plans, awards have graded or cliff vesting over a three-year service period. When service for PFG ceases (except in the case of an approved retirement), all vesting stops and unvested units are forfeited.There is no maximum contractual term on these awards. Dividend equivalents are credited on restricted stock units outstanding as of the record date. These dividend equivalents are only paid on the shares released.

The total intrinsic value of restricted stock units vested was $8.8 million, $3.2 million and $23.8 million during 2010,
2009 and 2008, respectively.

The fair value of restricted stock units is determined based on the closing stock price of PFG common shares on the grant date. The weighted-average grant-date fair value of restricted stock units granted during 2010, 2009 and 2008 was $22.42,
$11.70 and $57.96, respectively.

As of December 31, 2010, there was $19.7 million of total unrecognized compensation cost related to nonvested restricted stock unit awards granted under these plans. The cost is expected to be recognized over a weighted-average period of approximately 1.7 years.

Employee Stock Purchase Plan

Under the Employee Stock Purchase Plan, participating employees had the opportunity to purchase shares of PFG common stock on a quarterly basis through 2008. Beginning in 2009, participating employees have the opportunity to purchase shares of PFG common stock on a semi-annual basis. Employees may purchase up to $25,000 worth of PFG common stock each year. Employees may purchase shares of PFG common stock at a price equal to 85% of the shares' fair market value as of the beginning or end of the purchase period, whichever is lower.

We recognize compensation expense for the fair value of the discount granted to employees participating in the employee stock purchase plan in the period of grant. Shares of the Employee Stock Purchase Plan are treated as an equity award.
The weighted-average fair value of the discount on the stock purchased was $7.37, $4.98 and $6.54 during 2010, 2009 and 2008, respectively. The total intrinsic value of the Employee Stock Purchase Plan shares settled was $6.5 million, $5.2 million and
$4.8 million during 2010, 2009 and 2008, respectively.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

19. Quarterly Results of Operations (Unaudited)
The following is a summary of unaudited quarterly results of operations.

		For the three months ended
	December 31	September 30 (1)	June 30 (2)	March 31
		(in millions, except per share data)
2010
Total revenues	$ 2,053.3	$ 1,956.5	$ 1,865.3	$ 1,977.7
Total expenses	1,813.5	1,849.4	1,809.9	1,757.1
Net income	192.3	99.3	44.0	166.9
Net income attributable to PLIC	182.8	98.4	42.2	162.5
2009
Total revenues	$ 1,949.8	$ 2,009.0	$ 1,881.5	$ 2,033.1
Total expenses	1,808.1	1,782.9	1,721.0	1,911.2
Net income	119.5	174.5	122.4	109.0
Net income attributable to PLIC	114.8	163.2	117.0	107.4

(1) During the third quarter of 2009, we discovered a prior period error related to DPAC amortization of certain contracts in our full service accumulation business. We evaluated the materiality of the error from qualitative and quantitative perspectives and concluded it was not material to any prior periods. The correction of the error in the third quarter of 2009 could be considered material to the results of operations for the three months ended September 30, 2009, but is not material to the results of operations for any annual period presented. Accordingly, we made an adjustment in the third quarter of 2009 that resulted in a decrease in DPAC amortization expense. On an after-tax basis, the adjustment for prior periods resulted in an
$18.9 million increase in net income for the three months ended September 30, 2009.

(2)	During the second quarter of 2010, we determined our residential mortgage loan portfolio, and in particular our home equity loan portfolio, had experienced an increase in severe delinquencies and loss severity from sustained elevated levels of unemployment along with continued depressed collateral values. The deterioration resulted in an increase in delinquencies and default costs. During the second quarter of 2010, we recorded a $41.9 million after-tax residential mortgage loan loss provision for our Bank and Trust Services business. Of this residential mortgage loan loss provision,
$21.4 million after-tax could be attributed to 2009. We evaluated the qualitative and quantitative factors for materiality.
The adjustment related to prior periods could be considered material to the results of operations for the three months ended
June 30, 2010, but was not material to the results of operations for any annual period presented. The provision for loan loss is reported in net realized capital gains (losses) on our consolidated statements of operations and the adjustment for prior periods resulted in a decrease in net income for the three months ended June 30, 2010.